Fund Summaries	2
Purpose of the Investor Destinations Series Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Funds	11
Principal Investment Strategies

Asset Classes and Underlying Investments of the Funds

Management	14
Management’s Discussion of Fund Performance
Investment Adviser

Buying and Selling Fund Shares	23
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	26
Dividends and Distributions
Tax Status

Financial Highlights	27

Additional Information	Back Cover

1

Fund Summaries

This Prospectus provides information about the Gartmore GVIT Investor Destinations Series (together, the “Funds”), five funds offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 11. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

This Prospectus includes information on the following Funds:

Gartmore GVIT Investor Destinations Aggressive Fund

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

Gartmore GVIT Investor Destinations Moderate Fund

Gartmore GVIT Investor Destinations Moderately Conservative Fund

Gartmore GVIT Investor Destinations Conservative Fund

The Funds have the following share classes:

•	Class II shares
•	Class VI shares

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different charges and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 22.

Purpose of the Investor Destinations Series

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent different asset classes in the Fund’s target allocation.

The Funds are primarily designed:

•	To help achieve an investor’s savings objectives through a predetermined asset allocation program.
•	To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

For more information about the Funds’ investment strategies, please read “More About the Funds— Principal Investment Strategies”.

2

Fund Summaries

Investment Objective

The investment objective of each Fund is to maximize total investment return for a given level of risk. Each Fund will seek this objective through the principal strategies described below.

Principal Strategies

The Funds are designed to provide diversification across several major asset classes— U.S. Stocks, International Stocks, Bonds and Short-Term Instruments— and to suit a range of individual investment objectives, time horizons and risk tolerances. Each Fund in the Gartmore GVIT Investor Destinations Series invests in different combinations of mutual funds (“Underlying Funds”) and short-term investments as shown below.

The Funds invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund’s holdings and cash flow and will periodically adjust a Fund’s asset allocation to realign it with its target allocations to maintain broad diversification. However, as a general matter, there are not expected to be large, sudden changes in a Fund’s asset allocation. The target allocations are evaluated periodically and are subject to change from time to time as determined by the Fund’s investment adviser.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class	Underlying Investments

U.S. Stocks
Large Cap Stocks	Gartmore S&P 500 Index Fund. The Gartmore S&P 500 Index Fund seeks to track the S&P 500 Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-capitalization companies.
...................................................................................
Mid Cap Stocks	Gartmore Mid Cap Market Index Fund. The Gartmore MidCap Market Index Fund seeks to track the S&P Mid-Cap 400 Index, an index which includes 400 common stocks issued by U.S. mid-capitalization companies.
...................................................................................
Small Cap Stocks	Gartmore Small Cap Index Fund. The Gartmore Small Cap Index Fund seeks to track the Russell 2000 Index, an index which includes 2000 common stocks issued by smaller U.S. capitalization companies.
...................................................................................
International Stocks	Gartmore International Index Fund. The Gartmore International Index Fund seeks to track the Morgan Stanley International Europe, Australasia and Far East Capitalization Weighted Index (MSCI EAFE Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges in developed countries overseas.
...................................................................................
Bonds	Gartmore Bond Index Fund. The Gartmore Bond Index Fund seeks to track the Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index), an index which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.
...................................................................................
Short-Term Investments	Gartmore Morley Enhanced Income Fund. The Gartmore Morley Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value by investing in high-grade debt securities.
Gartmore Money Market Fund. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.
Nationwide Contract. The Nationwide Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance Company and has a stable principal value.

The Funds may invest in other index funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team’s judgment.

Below are the specific target allocations for each Fund.

3

Fund Summaries

Gartmore GVIT Investor Destinations Aggressive Fund

(“The Aggressive Fund”)

The Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund’s allocation is heavily weighted toward stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes	Target Allocations

U.S. Stocks		65%
Large Cap Stocks	40%
Mid Cap Stocks	15%
Small Cap Stocks	10%
International Stocks		30%
Bonds		5%

Total Allocation		100%

Gartmore GVIT Investor Destinations Moderately Aggressive Fund (“The Moderately Aggressive Fund”)

The Moderately Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund’s allocation is principally weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes	Target Allocations

U.S. Stocks		55%
Large Cap Stocks	35%
Mid Cap Stocks	15%
Small Cap Stocks	5%
International Stocks		25%
Bonds		15%
Short-Term Investments		5%

Total Allocation		100%

Gartmore GVIT Investor Destinations Moderate Fund

(“The Moderate Fund”)

The Moderate Fund pursues its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund’s allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes	Target Allocations

U.S. Stocks		45%
Large Cap Stocks	30%
Mid Cap Stocks	10%
Small Cap Stocks	5%
International Stocks		15%
Bonds		25%
Short-Term Investments		15%

Total Allocation		100%

4

Fund Summaries

Gartmore GVIT Investor Destinations Moderately Conservative Fund (“The Moderately Conservative Fund”)

The Moderately Conservative Fund pursues its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund’s allocation is principally weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes	Target Allocations

U.S. Stocks		30%
Large Cap Stocks	20%
Mid Cap Stocks	10%
International Stocks		10%
Bonds		35%
Short-Term Investments		25%

Total Allocation		100%

Gartmore GVIT Investor Destinations Conservative Fund

(“The Conservative Fund”)

The Conservative Fund pursues its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund’s allocation primarily focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes	Target Allocations

U.S. Stocks		15%
Large Cap Stocks	10%
Mid Cap Stocks	5%
International Stocks		5%
Bonds		35%
Short-Term Investments		45%

Total Allocation		100%

For more information about the Funds’ investment strategies, please read “More About the Funds—Principal Investment Strategies.”

Principal Risks

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio management team’s ability to assess economic conditions and investment opportunities.

Risks Applicable to the Investor Destinations Funds

Performance risk. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

Asset allocation risk. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund’s asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, the risk of inflation and foreign risk.

Risks of the Underlying Investments

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund’s investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund are more affected by stock market risk because more of their assets are invested indirectly in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund are more affected by credit risk and interest rate risk because more of their assets are invested indirectly in debt securities.

5

Fund Summaries

General Risks

Selection risk (all asset classes). Selection risk is the risk that an index fund’s investments, which may not fully replicate the index, may perform differently from securities in the index.

Risks of U.S. Stocks and International Stocks

Stock market risk (U.S. stocks and International stocks). Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Mid/Small cap risk (Mid Cap stocks and Small Cap stocks). To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund’s investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk (International stocks). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Risks of Bonds

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take

6

Fund Summaries

consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Risks of Short-Term Investments.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because a Fund’s short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.

Performance

The following bar charts and tables show two aspects of the Funds: volatility and performance. The bar charts show the volatility— or variability— of the Funds’ annual total return over time, and shows the Funds’ performance can change from year to year. The bar charts show each Fund’s annual total return. The tables show the Funds’ average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar charts and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar charts and tables provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Funds will perform in the future.

Annual Return—Aggressive Fund Class II

(years ended December 31)

Best Quarter:	16.6%	2nd qtr. of 2003
Worst Quarter:	-17.9%	3rd qtr. of 2002

Annual Return—Moderately Aggressive Fund Class II

(years ended December 31)

Best Quarter:	14.1%	2nd qtr. of 2003
Worst Quarter:	-14.7%	3rd qtr. of 2002

Annual Return—Moderate Fund Class II

(years ended December 31)

Best Quarter:	10.7%	2nd qtr. of 2003
Worst Quarter:	-10.2%	3rd qtr. of 2002

Annual Return—Moderately Conservative Fund Class II

(years ended December 31)

Best Quarter:	7.5%	2nd qtr. of 2003
Worst Quarter:	-5.9%	3rd qtr. of 2002

7

Fund Summaries

Annual Return—Conservative Fund Class II

(years ended December 31)

Best Quarter:	4.3%	2nd qtr. of 2003
Worst Quarter:	-2.0%	3rd qtr. of 2002

Average Annual Returns as of December 31, 2003

	One	Since
	Year	Inception[1]

Aggressive Fund—Class II shares	31.87%	4.24%
Aggressive Fund—Class VI shares[2]	31.87%	4.24%
Aggressive Fund Composite Index[3,14]	33.37%	5.05%
Moderately Aggressive Fund—Class II shares	26.64%	4.47%
Moderately Aggressive Fund—Class VI shares[2]	26.64%	4.47%
Moderately Aggressive Fund Composite Index[4,14]	27.76%	5.18%
Moderate Fund—Class II shares	20.05%	4.50%
Moderate Fund—Class VI shares[2]	20.05%	4.50%
Moderate Fund Composite Index[5,14]	20.90%	4.92%
Moderately Conservative Fund—Class II shares	13.70%	4.61%
Moderately Conservative Fund—Class VI shares[2]	13.70%	4.61%
Moderately Conservative Fund Composite Index[6,14]	14.29%	4.89%
Conservative Fund—Class II shares	7.91%	4.15%
Conservative Fund—Class VI shares[2]	7.91%	4.15%
Conservative Fund Composite Index[7,14]	8.09%	4.20%
LB U.S. Aggregate Bond Index[8,14]	4.11%	7.14%
MSCI EAFE Index[9,14]	39.17%	8.34%
S&P 500 Index[10,14]	28.70%	0.12%
S&P MidCap 400 Index[11,14]	35.61%	7.67%
Russell 2000 Index[12,14]	47.25%	8.21%
Citigroup 3-Month T Bill Index[13,14]	1.07%	1.39%

[1]	The Funds began operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.

[2]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[3]	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P MidCap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

[4]	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P MidCap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Citigroup 3-Month T Bill Index (5%).

[5]	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Citigroup 3-Month T Bill Index (15%), the S&P MidCap 400 Index (10%) and the Russell 2000 Index (5%).

[6]	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Citigroup 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P MidCap 400 Index (10%) and the MSCI EAFE Index (10%).

[7]	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Citigroup 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

[8]	The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

[9]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

[10]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

[11]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

[12]	The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

[13]	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

[14]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

8

Fund Summaries

Fees and Expenses

This table describes the direct fees and expenses that you may pay when buying and holding shares of the Funds, depending on the class you invest in. Regardless of which share class you select, you will also indirectly bear a proportion of the applicable expenses of the Underlying Funds. See page 10 for more information on these additional fees.

Fee Table— Class II Shares

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative	Conservative
	Fund	Fund	Fund	Fund	Fund

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A	N/A	N/A	N/A
.............................................................................................................................
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses[2]	0.56%	0.56%	0.56%	0.56%	0.56%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.61% through at least April 30, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Fee Table— Class VI Shares

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative	Conservative
	Fund	Fund	Fund	Fund	Fund

Shareholder Fees[1] (paid directly from your investment)
Short Term Trading Fees (as a percentage of amount redeemed)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
.............................................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.56%	0.56%	0.56%	0.56%	0.56%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be assessed for any Class VI shares redeemed/ exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 23.

[3]	GMF and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.61% for each Class at least through April 30, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

9

Fund Summaries

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee generally will be assessed in addition to the Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Aggressive Fund—Class II Shares	$57	$179	$313	$701
Aggressive Fund—Class VI Shares	$57	$179	$313	$701
Moderately Aggressive Fund—Class II Shares	$57	$179	$313	$701
Moderately Aggressive Fund—Class VI Shares	$57	$179	$313	$701
Moderate Fund—Class II Shares	$57	$179	$313	$701
Moderate Fund—Class VI Shares	$57	$179	$313	$701
Moderately Conservative Fund—Class II Shares	$57	$179	$313	$701
Moderately Conservative Fund—Class VI Shares	$57	$179	$313	$701
Conservative Fund—Class II Shares	$57	$179	$313	$701
Conservative Fund—Class VI Shares	$57	$179	$313	$701

Direct and Indirect Expenses Paid When You Invest in the Funds

When one of the Funds is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for direct expenses charged by the variable insurance contract, as well as the indirect expenses of the Fund and the Underlying Funds. In this structure, each Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the underlying investments (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. The underlying investments fees are in addition to the fees and expenses described in the Funds’ fee tables above and those included in the prospectus for the variable insurance contract, and may change from time to time. Depending on which underlying investments are held by the Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what the fees for the underlying investments might be, we have calculated each Fund’s combined average expense ratio as of April 30, 2004, using the expense ratios after fee waivers and reimbursements (which are in place until at least February 28, 2005) of the Underlying Funds and each Fund’s target allocation as described above. Based on these hypothetical assumptions, the combined average expense ratio for the underlying investments that is borne indirectly by each of the Funds is the following:

Aggressive Fund	0.29%
Moderately Aggressive Fund	0.29%
Moderate Fund	0.28%
Moderately Conservative Fund	0.28%
Conservative Fund	0.28%

Actual expenses differ when a Fund’s allocation moves from its target allocation.

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More About the Funds

Principal Investment Strategies

The Gartmore GVIT Investor Destinations Funds are designed to provide diversification across major asset classes through investments in the underlying Funds and other investments as described in the Fund Summaries.

Set forth below is each Fund’s target allocation for its underlying investments. Actual allocation may vary over short periods; however, each Fund’s allocations should generally approximate the target allocations. The target allocations are evaluated periodically and are subject to change from time to time as determined by the Fund’s investment adviser.

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative	Conservative
Underlying Investments	Fund	Fund	Fund	Fund	Fund

U.S. Stocks:
Large Cap Index Funds	40%	35%	30%	20%	10%
Gartmore Mid Cap Market Index Fund	15%	15%	10%	10%	5%
Gartmore Small Cap Index Fund	10%	5%	5%	0%	0%
International Stocks:
Gartmore International Index Fund	30%	25%	15%	10%	5%
Bonds:
Gartmore Bond Index Fund	5%	15%	25%	35%	35%
Short-Term Investments:
Gartmore Morley Enhanced Income Fund	0%	2.5%	7.5%	12.5%	20%
Gartmore Money Market Fund	0%	0%	0%	0%	5%
Nationwide Contract	0%	2.5%	7.5%	12.5%	20%

Total Allocation	100%	100%	100%	100%	100%

Asset Classes and Underlying Investments of the Funds

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to “Risks of the Underlying Investments” beginning on page 5, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information (SAI). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Gartmore GVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the Fund. Although the Funds will charge a Rule 12b-1 fee, the Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Funds so there is no duplication of these fees or charges. There is also no front-end sales load, contingent deferred sales charge or Rule 12b-1 fee on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. Stocks—Large Cap Stocks

The Funds invest in the Gartmore S&P 500 Index Fund (“S&P 500 Index Fund”). The S&P 500 Index Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor’s 500 Composite Stock Price Index* (“S&P 500”). The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor’s (“S&P”) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500® Index Fund invests in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. The S&P 500 Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

The Funds normally will also invest in one or more other large cap index funds which seek to match the performance of the S&P 500.

*	“Standard & Poor’s”, “S&P”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

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More About the Funds

U.S. Stocks—Mid Cap Stocks

The Funds invest in the Gartmore Mid Cap Market Index Fund (“Mid Cap Index Fund”). The Mid Cap Index Fund seeks to match the performance of the Standard & Poor’s MidCap 400 Index* (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400, primarily exchange traded futures contracts. The Mid Cap Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. The Mid Cap Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. Stocks—Small Cap Stocks

The Funds invest in the Gartmore Small Cap Index Fund (“Small Cap Index Fund”). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily exchange traded futures contracts. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

International Stocks

The Funds invest in the Gartmore International Index Fund (“International Index Fund”). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the MSCI EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily exchange traded futures contracts. The Fund may also utilize forward foreign exchange contracts. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

Bonds

The Funds invest in the Gartmore Bond Index Fund (“Bond Index Fund”). The Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The LB U.S. Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the LB U.S. Aggregate Bond Index, and in derivative instruments linked to the

12

More About the Funds

LB U.S. Aggregate Bond Index or securities within the index. The Bond Index Fund may not invest in all of the bonds in the LB U.S. Aggregate Bond Index, or in the same weightings as in the LB U.S. Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the LB U.S. Aggregate Bond Index. The LB U.S. Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the LB U.S. Aggregate Bond Index.

Short-Term Investments

Each Fund (other than the Aggressive Fund) may invest in the following Short-Term Investments:

The Gartmore Morley Enhanced Income Fund (“Enhanced Income Fund”) The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration, which is a measure of the expected life of the Enhanced Income Fund’s portfolio on a present value basis reflecting both principal and interest payments, will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund’s market value.

When selecting securities for the Fund, the Enhanced Income Fund’s portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund’s portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may also be sold to take advantage of more favorable opportunities.

The Enhanced Income Fund’s portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund’s net asset value, although there can be no guarantee that the Fund will meet its objectives.

Gartmore Money Market Fund. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Gartmore Money Market Fund may also invest in floating-and adjustable-rate obligations any may enter into repurchase agreements. Typically, the Gartmore Money Market Fund’s dollar-weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

The Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50% per annum, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

13

Management

Management’s Discussion of Fund Performance

Following is the management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. The discussion is provided by GMF and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

Gartmore GVIT Investor Destinations Aggressive Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 31.87% (Class II) versus 33.37% for its composite of its benchmark indices. The composite mirrors the Fund’s allocations and consists of 40% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% S&P MidCap 400 Index, 10% Russell 2000® Index, and 5% Lehman Brothers U.S. Aggregate Bond Index (collectively, the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Global Funds) was 33.65%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Favorable liquidity conditions, stimulative fiscal policy, and rising earnings expectations have been responsible for the equity bull market that began in October 2002. The stimulus from falling interest rates and excess liquidity is ending at the same time the growth baton is being passed from the U.S. consumer to the rest of the U.S. economy and the world.

The year 2003 proved to be significantly positive in terms of global stock market returns. Global equity indexes across most styles and capitalizations rose well into double digits, contributing to strong Fund performance. The best-performing stocks were low-quality, high-beta, and small-capitalization issues, as well as those with earnings losses and low prices. Fixed-income markets did not fare as well, however; returns were positive, yet fixed-income market returns lagged those of the equity markets.

The Fund’s aggressive target* allocation of 95% to equities produced an overall significantly positive return. The Fund’s 40% allocation to the Nationwide (later Gartmore) S&P 500 Index Fund and the Fund’s 15% allocation to the Nationwide (later Gartmore) Mid Cap Market Index Fund contributed to its positive return, taking advantage of the positive double-digit domestic equity market performance. The Fund’s 30% allocation to the Nationwide (later Gartmore) International Index Fund, the second-best-performing component in the Fund’s portfolio, was a large factor in bolstering overall return. The Fund’s allocation to small-cap equities (10%) allowed the Fund to take full advantage of that asset class’s strong performance, which was the best-performing asset class during the period, evidenced by the Russell 2000 Index’s return of 47.25% for the year.

The relatively small positive returns in the Fund’s fixed-income component, which comprised only 5% of the Fund’s total holdings, did not significantly impact Fund performance. The performance of the Fund’s allocation to the Nationwide (later Gartmore) Bond Index Fund lagged that of the equity indexes in 2003; the Lehman Brothers U.S. Aggregate Bond Index returned 4.10%.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s asset class and underlying fund target allocations did not change during the year. Due to the nature of the strategic allocation of this Fund, the asset class allocations do not change frequently. These allocations are based on an analysis that incorporates both long-term historical returns and a projection of future returns.

How is the Fund positioned?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital. The Fund will remain heavily weighted toward U.S. and foreign stock investments, while including a small position in bonds for diversification purposes. Management believes that the target allocations continue to be appropriate for the Fund’s investors; the allocations have been reviewed by Ibbotson Associates, a leading asset allocation authority.

*	The target allocations are evaluated periodically and are subject to change from time to time as determined by the Fund’s investment adviser. Shorter-term allocations may vary from the target allocations; however, the investment strategy should approximate the target allocation mix over longer investment periods. The portfolio management team monitors each Fund’s holdings and cash flow and will periodically adjust a Fund’s asset allocation to realign it with its target allocations to maintain broad diversification.

14

Management

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Investor Destinations Aggressive Fund
(Class II shares)1,10, the Aggressive Fund Composite Index2,10, the LB U.S. Aggregate Bond Index3,10, the MSCI EAFE Index4,10,
the S&P MidCap 400 Index5,10, the S&P 500 Index6,10
and the Russell 2000 Index7,10

Gartmore GVIT Investor Destinations Aggressive Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[8]

Class II shares	31.87%	4.24%
Class VI shares[9]	31.87%	4.24%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.
[2]	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P MidCap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).
[3]	The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
[4]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
[5]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
[6]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.
[7]	The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
[8]	The Gartmore GVIT Investor Destinations Aggressive Fund commenced operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.
[9]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[10]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

Past performance is not predictive of future performance.

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 26.64% (Class II) versus 27.76% for a composite of its benchmark indices. The composite mirrors the Fund’s allocations and consists of 35% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% Lehman Brothers U.S. Aggregate Bond Index, 15% S&P MidCap 400 Index, 5% Citigroup 3-Month T-Bill Index, and 5% Russell 2000® Index (collectively, the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Global Flexible Portfolio Funds) was 26.18%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The year 2003 proved to be significantly positive in terms of global stock market returns. Global equity indexes across most styles and capitalizations rose well into double digits, contributing to strong Fund performance. Fixed-income markets did not fare as well, however; returns were positive, yet the fixed-income market returns lagged those of the equity markets.

15

Management

The Fund’s 80% moderately aggressive target* allocation to equities led to the Fund’s significant double-digit return. The Fund’s 35% allocation to the Nationwide (later Gartmore) S&P 500 Index Fund and its 15% allocation to the Nationwide (later Gartmore) Mid Cap Market Index Fund components allowed the Fund’s portfolio to take advantage of the domestic rally. The Fund’s 25% allocation to the Nationwide (later Gartmore) International Index Fund, the second-best-performing component in the portfolio, bolstered the overall positive return. The Fund’s 5% allocation to small-cap equities, which was the best-performing asset class, allowed the Fund to take advantage of this asset class’s strong performance, evidenced by the Russell 2000 Index return of 47.25% for the year.

The Fund’s fixed-income portion, comprising 20% of the Fund’s total holdings, did not contribute significantly to the Fund’s performance in comparison with the Fund’s equity allocations. The performance of the 15% allocation to the Nationwide (later Gartmore) Bond Index Fund component lagged that of the equity indexes in 2003; the Lehman Brothers U.S. Aggregate Bond Index returned 4.10%. The Fund’s 2.5% allocation to the Nationwide Contract returned 3.79% for the period, and the Fund’s 2.5% allocation to the Gartmore Morley Enhanced Income Fund returned 1.17%. The Gartmore Morley Enhanced Income Fund’s returns reflected the historically low short-term interest rates during the period.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s asset class and underlying fund target allocations did not change during the year. Due to the nature of the strategic allocation of this Fund, the asset class allocations do not change frequently. These allocations are based on an analysis that incorporates both long-term historical returns and a projection of future returns.

How is the Fund positioned?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments, while including a sizable position in bonds and short-term investments with the goal of adding income and reducing volatility. Management believes that the target allocations continue to be appropriate for the Fund’s investors; the allocations have been reviewed by Ibbotson Associates, a leading asset allocation authority.

Comparison of a Hypothetical $10,000 Investment in the

Gartmore GVIT Investor Destinations Moderately
Aggressive Fund1, the Moderately Aggressive Fund
Composite Index2,11, the LB U.S. Aggregate Bond Index3,11,
the MSCI EAFE Index4,11, the S&P MidCap 400 Index5,11,
the S&P 500 Index6,11, the Russell 2000 Index7,11 and
the Citigroup 3-Month T Bill Index8,11

Gartmore GVIT Investor Destinations

Moderately Aggressive Fund
Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[9]

Class II shares	26.64%	4.47%
Class VI shares[10]	26.64%	4.47%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P MidCap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%) the Russell 2000 Index (5%) and the Citigroup 3-Month T Bill Index (5%).

[3]	The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

[4]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

16

Management

[5]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

[6]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

[7]	The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

[8]	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

[9]	The Gartmore GVIT Investor Destinations Moderately Aggressive Fund commenced operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.

[10]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[11]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

Past performance is not predictive of future performance.

Gartmore GVIT Investor Destinations Moderate Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 20.05% (Class II) versus 20.90% for a composite of its benchmark indices. The composite mirrors the Fund’s allocations and consists of 30% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% Citigroup 3-Month T-Bill Index, 10% S&P MidCap 400 Index, and 5% Russell 2000® Index (collectively, the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Balanced Funds) was 18.97%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The year 2003 proved to be significantly positive in terms of global stock market returns. Global equity indexes across most styles and capitalizations rose well into double digits, contributing to strong Fund performance. The best-performing stocks were low-quality, high-beta, and small-capitalization issues, as well as those with earnings losses and low prices. Fixed-income markets did not fare as well, however; returns were positive, yet fixed-income market returns lagged those of the equity markets.

The Fund’s 45% target* allocation to domestic equities contributed significantly to the Fund’s positive return. Within this allocation, the Fund’s 30% allocation to the Nationwide (later Gartmore) S&P 500 Index Fund and the Fund’s 10% allocation to the Nationwide (later Gartmore) Mid Cap Market Index Fund components allowed the Fund’s portfolio to take advantage of domestic gains. The Fund’s 15% allocation to the Nationwide (later Gartmore) International Index Fund, the second-best-performing component in the portfolio, bolstered the positive return. The Fund’s 5% allocation to small-cap equities, the best-performing asset class during the period, allowed the Fund to take advantage of the asset class’s strong performance, evidenced by the Russell 2000 Index’s return of 47.25% for the year.

The Fund’s fixed-income portion, comprising 40% of the Fund’s total holdings, contributed less significantly to the performance of the Fund in comparison to the Fund’s equity allocations. The performance of the Fund’s 25% allocation to the Nationwide (later Gartmore) Bond Index Fund lagged that of the equity indexes in 2003; the Lehman Brothers U.S. Aggregate Bond Index returned 4.10%. A portion of the Fund (7.5%) was invested in the Gartmore Morley Enhanced Income Fund, which returned 1.17% for the period. The Gartmore Morley Enhanced Income Fund’s returns reflected historically low short-term interest rates during the period. Another portion of the Fund’s portfolio (7.5%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company; the Nationwide Contract returned 3.79% during the period.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s asset class and underlying fund target allocations did not change during the year. Due to the nature of the strategic allocation of this Fund, the asset class allocations do not change frequently. These allocations are based on an analysis that incorporates both long-term historical returns and a projection of future returns.

*	The target allocations are evaluated periodically and are subject to change from time to time as determined by the Fund’s investment adviser. Shorter-term allocations may vary from the target allocations; however, the investment strategy should approximate the target allocation mix over longer investment periods. The portfolio management team monitors each Fund’s holdings and cash flow and will periodically adjust a Fund’s asset allocation to realign it with its target allocations to maintain broad diversification.

17

Management

How is the Fund positioned?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments, while including a sizable position in bonds and short-term investments with the goal of adding income and reducing volatility. Management believes that the target allocations continue to be appropriate for the Fund’s investors; the allocations have been reviewed by Ibbotson Associates, a leading asset allocation authority.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Investor Destinations Moderate Fund
(Class II shares)1, the Moderate Fund Composite Index2,11,
the LB U.S. Aggregate Bond Index3,11, the MSCI EAFE Index4,11,
the S&P MidCap 400 Index5,11, the S&P 500 Index6,11,
the Russell 2000 Index7,11 and
the Citigroup 3-Month T Bill Index8,11

Gartmore GVIT Investor Destinations Moderate Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[9]

Class II shares	20.05%	4.50%
Class VI shares[10]	20.05%	4.50%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Citigroup 3-Month T Bill Index (15%), the S&P MidCap 400 Index (10%) and the Russell 2000 Index (5%).

[3]	The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

[4]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

[5]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

[6]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

[7]	The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

[8]	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

[9]	The Gartmore GVIT Investor Destinations Moderate Fund commenced operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.

[10]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[11]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

Past performance is not predictive of future performance.

Gartmore GVIT Investor Destinations Moderately Conservative Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 13.70% (Class II) versus 14.29% for a composite of its benchmark indices. The composite mirrors the Fund’s allocations and consists of

35% Lehman Brothers U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index, 20% S&P 500 Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 10% S&P MidCap 400 Index (collectively, the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Income Funds) was 16.94%, according to Lipper, an independent company that provides mutual fund data and analysis.

18

Management

What market/economic and portfolio-specific factors affected performance?

Favorable liquidity conditions, stimulative fiscal policy, and rising earnings expectations drove the equity bull market that began in October 2002. The stimulus from falling interest rates and excess liquidity is ending at the same time the growth baton is being passed from the U.S. consumer to the rest of the U.S. economy and the world.

The year 2003 proved to be significantly positive in terms of global stock market returns. Global equity indexes across most styles and capitalizations rose well into double digits, contributing to Fund performance. Fixed-income markets did not fare as well, however; fixed-income market returns were positive, yet lagged those of the equity markets.

The Fund’s moderately conservative target* 20% allocation to the Nationwide (later Gartmore) S&P 500 Index Fund contributed significantly to the Fund’s return, as the Fund took advantage of the positive performance in domestic large-cap equities. The Fund’s 10% respective allocations to the Nationwide (later Gartmore) Mid Cap Market Index Fund and the Nationwide (later Gartmore) International Index Fund were the best-performing components of the portfolio.

The Fund’s fixed-income portion, comprising 60% of the Fund’s total holdings, contributed positively to performance, yet with less magnitude than the equity allocations. The performance of the Fund’s 35% allocation to the Nationwide (later Gartmore) Bond Index Fund lagged that of the equity indexes; the Lehman Brothers U.S. Aggregate Bond Index returned 4.10%. Another portion of the Fund’s portfolio (12.5%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company; the Nationwide Contract returned 3.79% during the period. The Fund’s 12.5% allocation to the Gartmore Morley Enhanced Income Fund returned 1.17%. The Gartmore Morley Enhanced Income Fund’s returns reflected the historically low short-term interest rates during the period.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s asset class and underlying fund target allocations did not change during the year. Due to the nature of the strategic allocation of this Fund, the asset class allocations do not change frequently. These allocations are based on an analysis that incorporates both long-term historical returns and a projection of future returns.

How is the Fund positioned?

The Fund will continue to pursue the Fund’s primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments, while including a moderate position in stock investments for long-term growth. Management believes that the target allocations continue to be appropriate for the Fund’s investors; the allocations have been reviewed by Ibbotson Associates, a leading asset allocation authority.

Comparison of a Hypothetical $10,000 Investment in the

Gartmore GVIT Investor Destinations Moderately
Conservative Fund (Class II shares)1,
the Moderately Conservative Fund Composite Index2,10,
the LB U.S. Aggregate Bond Index3,10, the MSCI EAFE Index4,10,
the S&P MidCap 400 Index5,10, the S&P 500 Index6,10 and the Citigroup 3-Month T Bill Index7,10

Gartmore GVIT Investor Destinations

Moderately Conservative Fund
Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[8]

Class II shares	13.70%	4.61%
Class VI shares[9]	13.70%	4.61%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond

19

Management

Index (35%), the Citigroup 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

[3]	The Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

[4]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

[5]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

[6]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

[7]	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

[8]	The Gartmore GVIT Investor Destinations Moderately Conservative Fund commenced operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.

[9]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[10]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

Past performance is not predictive of future performance.

Gartmore GVIT Investor Destinations Conservative Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 7.91% (Class II) versus 8.09% for a composite of its benchmark index. The composite mirrors the Fund’s allocations and consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Bond Index, 10% S&P 500 Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 5% S&P MidCap 400 Index (collectively, the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Income Funds) was 16.94%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The year 2003 proved to be significantly positive in terms of global stock market returns. Global equity indexes across most styles and capitalizations rose well into double digits, contributing to Fund performance. The best-performing stocks were low-quality, high-beta (more volatile), and small-capitalization issues, as well as those with earnings losses and low prices. Fixed-income markets did not fare as well, however; returns were positive, yet fixed-income market returns lagged those of the equity markets.

The Fund’s conservative target* allocation of 20% to equities was enough to produce an overall significantly positive return. The Fund’s 10% allocation to the Nationwide (later Gartmore) S&P 500 Index Fund contributed to the Fund’s positive return, with the Fund taking advantage of the S&P 500 Index’s double-digit gain of 28.69%. The 5% respective allocations to the Nationwide (later Gartmore) Mid Cap Market Index Fund and the Nationwide (later Gartmore) International Index Fund were the best-performing components of the Fund’s portfolio.

The Fund’s fixed-income portion, which comprised 80% of the Fund’s total holdings, contributed positively to performance, but with significantly less magnitude than the equity allocations. The performance of the Fund’s 35% allocation to the Nationwide (later Gartmore) Bond Index Fund lagged that of the equity indexes in 2003; the Lehman Brothers U.S. Aggregate Bond Index returned 4.10%. Another portion of the Fund’s portfolio (20%) was invested in the Nationwide Contract, which is a fixed-interest contract issued by Nationwide Life Insurance Company; the Nationwide Contract returned 3.79% during the period. The Fund’s 20% allocation to the Gartmore Morley Enhanced Income Fund returned 1.17%. The Gartmore Morley Enhanced Income Fund’s returns reflected the historically low short-term interest rates during the period. The Fund’s 5% allocation to the Gartmore GVIT Money Market Fund returned 0.71%.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s asset class and underlying fund target allocations did not change during the year. Due to the nature of the strategic allocation of this Fund, the asset class allocations do not change frequently. These

*	The target allocations are evaluated periodically and are subject to change from time to time as determined by the Fund’s investment adviser. Shorter-term allocations may vary from the target allocations; however, the investment strategy should approximate the target allocation mix over longer investment periods. The portfolio management team monitors each Fund’s holdings and cash flow and will periodically adjust a Fund’s asset allocation to realign it with its target allocations to maintain broad diversification.

20

Management

allocations are based on an analysis that incorporates both long-term historical returns and a projection of future returns.

How is the Fund positioned?

The Fund will continue to pursue the Fund’s primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments, while including some stock investments for long-term growth. Management believes that the target allocations continue to be appropriate for the Fund’s investors; the allocations have been reviewed by Ibbotson Associates, a leading asset allocation authority.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Investor Destinations Conservative
Fund (Class II shares)1, the Conservative Fund Composite
Index2,10, the LB U.S. Aggregate Bond Index3,10, the MSCI EAFE
Index4,10, the S&P MidCap 400 Index5,10, the S&P 500 Index6,10
and the Citigroup 3-Month T Bill Index7,10

Gartmore GVIT Investor Destinations Conservative Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[8]

Class II shares	7.91%	4.15%
Class VI shares[9]	7.91%	4.15%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite Index is a combination of the Citigroup 3-Month T Bill Index (45%), the LB U.S. Aggregate Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

[3]	The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

[4]	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

[5]	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

[6]	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

[7]	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

[8]	The Gartmore GVIT Investor Destinations Conservative Fund commenced operations on December 12, 2001. Existing shares were designated Class II shares as of April 29, 2004.

[9]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

[10]	Unlike mutual fund returns, these returns do not include any expenses. If expenses were deducted, the actual returns would be lower.

Past performance is not predictive of future performance.

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management of which approximately $22.5 billion was managed by GMF.

GMF initially allocates each Fund’s assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by Fund each to GMF for the fiscal year ended December 31, 2003, expressed as a percentage of the

21

Management

Funds’ average daily net assets, and not taking into account any applicable waivers, was as follows:

Fund	Fee

The Aggressive Fund	0.13%
The Moderately Aggressive Fund	0.13%
The Moderate Fund	0.13%
The Moderately Conservative Fund	0.13%
The Conservative Fund	0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to— not duplicative of— the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

22

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class II and Class VI shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively “Nationwide”), to fund benefits payable under variable insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class II shares may be sold to separate accounts of other insurance companies in the future.

Class VI shares are offered through products intended for the use of short-term traders. Therefore, Class VI shares generally are subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II and Class VI shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to available insurance contract holders on behalf of the Funds.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust as the Funds’ administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund’s investments may change on days when shares cannot be purchased or redeemed.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

23

Buying and Selling Fund Shares

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Funds also have adopted short-term trading fees for Class VI shares. The Funds will assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class VI shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class VI shares were purchased on separate days, the Class VI shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class VI shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of the Fund. Short-term trading fees are intended to discourage variable insurance contract owners from short-term trading of Class VI shares. Short-term trading fees are paid directly to a Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class VI shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

Class VI shares of the Funds are offered in variable insurance contracts designed to be used by short-term traders, although the individual Funds are not intended to be timed. The Funds believe that the short-term trading fee imposed on Class VI redemptions will be sufficient to cover

24

Buying and Selling Fund Shares

the increased costs of such short-term trades in order to protect each Fund and all of the contract owners investing in the Fund (including those in other classes), but there is no assurance that these Funds and their contract owners will be protected.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2.	Variable insurance contract withdrawals or loans, including required minimum distributions; and

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II and Class VI shares of a Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II or Class VI shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

25

Distributions and Taxes

Dividends and Distributions

Substantially all of the Funds’ net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

26

Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the period of a Fund’s operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statement, is included in the annual report, which is available upon request.

	Gartmore GVIT
	Investor Destinations Aggressive Fund

	Class II Shares (f)

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		10.11	$8.15

Investment activities:
Net investment income	0.02		0.09	0.12
Net realized and unrealized gains (losses) on investments	0.11		(1.96)	2.46

Total from investment activities	0.13		(1.87)	2.58

Distributions:
Net investment income	(0.02)		(0.09)	(0.12)
Net realized gains	—		—	(0.12)

Total distributions	(0.02)		(0.09)	(0.24)

NET ASSET VALUE — END OF PERIOD	$10.11		$8.15	$10.49

Total Return	1.31%	(c)	(18.50% )	31.87%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$506		$19,493	$94,500
Ratio of expenses to average net assets	0.61%	(d)	0.56%	0.55%
Ratio of net investment income (loss) to average net assets	4.36%	(d)	1.41%	1.60%
Ratio of expenses (prior to reimbursements) to average net assets (a)	24.83%	(d)	(e)	(e)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(19.86%	)(d)	(e)	(e)
Portfolio turnover	10.90%		111.74%	49.13%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions during the period.
(f)	Existing shares were designated Class II shares as of April 29, 2004.

27

Financial Highlights

	Gartmore GVIT Investor Destinations
	Moderately Aggressive Fund

	Class II Shares (f)

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.09	$8.49

Investment Activities:
Net investment income	0.02		0.12	0.14
Net realized and unrealized gains (losses) on investments	0.09		(1.59)	2.10

Total from investment activities	0.11		(1.47)	2.24

Distributions:
Net investment income	(0.02)		(0.12)	(0.13)
Net realized gains	—		(0.01)	—

Total distributions	(0.02)		(0.13)	(0.13)

NET ASSET VALUE — END OF PERIOD	$10.09		$8.49	$10.60

Total Return	1.12%	(c)	(14.59% )	26.64%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$505		$71,962	$290,666
Ratio of expenses to average net assets	0.61%	(d)	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	4.56%	(d)	1.89%	1.73%
Ratio of expenses (prior to reimbursements) to average net assets (a)	24.85%	(d)	(e)	(e)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(19.68%	)(d)	(e)	(e)
Portfolio turnover	11.10%		43.38%	22.22%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions during the period.
(f)	Existing shares were designated Class II shares as of April 29, 2004.

28

Financial Highlights

	Gartmore GVIT Investor Destinations
	Moderate Fund

	Class II Shares (f)

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.06	$8.94

Investment Activities:
Net Investment income	0.02		0.15	0.17
Net realized and unrealized gains (losses) on investments	0.06		(1.11)	1.60

Total from investment activities	0.08		(0.96)	1.77

Distributions:
Net investment income	(0.02)		(0.15)	(0.17)
Net realized gains	—		(0.01)	—

Total distributions	(0.02)		(0.16)	(0.17)

NET ASSET VALUE — END OF PERIOD	$10.06		$8.94	$10.54

Total Return	0.84%	(c)	(9.60% )	20.05%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$504		$165,555	$566,916
Ratio of expenses to average net assets	0.61%	(d)	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	4.42%	(d)	2.41%	2.01
Ratio of expenses (prior to reimbursements) to average net assets(a)	24.86%	(d)	(e)	(e)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets(a)	(19.83%	)(d)	(e)	(e)
Portfolio turnover	0.74%		21.58%	9.90%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions during the period.
(f)	Existing shares were designated Class II shares as of April 29, 2004.

29

Financial Highlights

	Gartmore GVIT Investor Destinations
	Moderately Conservative Fund

	Class II Shares (f)

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.04	$9.43

Investment Activities:
Net investment income	0.03		0.18	0.21
Net realized and unrealized gains (losses) on investments	0.04		(0.60)	1.07

Total from investment activities	0.07		(0.42)	1.28

Distributions:
Net investment income	(0.03)		(0.18)	(0.21)
Net realized gains	—		(0.01)	(0.02)

Total distributions	(0.03)		(0.19)	(0.23)

NET ASSET VALUE — END OF PERIOD	$10.04		$9.43	$10.48

Total Return	0.65%	(c)	(4.15% )	13.70%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$503		$95,669	$258,529
Ratio of expenses to average net assets	0.61%	(d)	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	4.56%	(d)	2.96%	2.32%
Ratio of expenses (prior to reimbursements) to average net assets (a)	24.88%	(d)	(e)	(e)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(19.71%	)(d)	(e)	(e)
Portfolio turnover	0.60%		35.19%	12.61%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions during the period.
(f)	Existing shares were designated Class II shares as of April 29, 2004.

30

Financial Highlights

	Gartmore GVIT Investor Destinations
	Conservative Fund

	Class II Shares (f)

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.01	$9.83

Investment Activities:
Net investment income	0.02		0.21	0.24
Net realized and unrealized gains (losses) on investments	0.01		(0.18)	0.53

Total from investment activities	0.03		0.03	0.77

Distributions:
Net investment income	(0.02)		(0.21)	(0.24)
Net realized gains	—		—	(0.04)

Total distributions	(0.02)		(0.21)	(0.28)

NET ASSET VALUE — END OF PERIOD	$10.01		$9.83	$10.32

Total Return	0.34%	(c)	0.40%	7.91%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$502		$90,358	$90,624
Ratio of expenses to average net assets	0.61%	(d)	0.56%	0.56%
Ratio of net investment income (loss) to average net assets	4.39%	(d)	3.30%	2.55%
Ratio of expenses (prior to reimbursements) to average net assets (a)	24.89%	(d)	(e)	(e)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(19.89%	)(d)	(e)	(e)
Portfolio turnover	0.40%		28.70%	24.84%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions during the period.
(f)	Existing shares were designated Class II shares as of April 29, 2004.

31

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-0014-5/04

Fund Summaries

Gartmore GVIT Nationwide Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Growth Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Mid Cap Growth Fund	8
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About the Funds	11
Principal Investments and Techniques
Temporary Investments
Management	12
Management’s Discussion of the Funds’ Performance
Investment Adviser

Buying and Selling Fund Shares	17
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	20
Dividends and Distributions
Tax Status

Financial Highlights	21

Additional Information	Back Cover

1

This prospectus provides information about three funds (the “Funds”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 11. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Fund Summaries

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of shares of the Funds, which constitute all available classes at this time:

Gartmore GVIT Nationwide Fund

•	Class I
•	Class II
•	Class III
•	Class IV

Gartmore GVIT Growth Fund

•	Class I
•	Class IV

Gartmore GVIT Mid Cap Growth Fund

•	Class I
•	Class II
•	Class III
•	Class IV

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 17.

2

Fund Summaries —	Gartmore GVIT Nationwide Fund

Total Return
Generally, total return means a combination of capital appreciation and income. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security’s prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

Objective and Principal Strategies

The Gartmore GVIT Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio managers generally consider the following factors when choosing companies to purchase:

•	Above-average revenue growth,
•	Consistent earnings growth,
•	Above-average earnings growth, or
•	The price of the security is attractive.

The portfolio managers usually will sell securities if:

•	There is a significant increase in share price,
•	The outlook of a company’s earnings become less attractive, or
•	More favorable opportunities are identified.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 11.

3

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	17.0%	4th Qtr. of 1998

Worst Quarter:	-18.98%	3rd Qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Ten
	Year	Years	Years

Class I shares[1]	27.51%	-0.55%	8.98%
Class II shares[2]	27.23%	-0.76%	8.73%
Class III shares[2]	27.48%	-0.52%	9.00%
Class IV shares[2]	27.53%	-0.55%	8.98%
The S&P 500® Index[3]	28.70%	-0.57%	11.06%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	These returns until the creation of Class II shares (July 11, 2002) Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 18 for more information.

[3]	The Standard & Poor’s 500® Index— an unmanaged index of 500 widely-held stocks of large U.S. companies— gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class IV

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)	N/A	N/A	1.00%[2]	N/A
........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	0.83%	1.08%	0.83%	0.83%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” beginning on page 18.

4

Fund Summaries —	Gartmore GVIT Nationwide Fund

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$85	$265	$460	$1,025
Class II	$110	$343	$595	$1,317
Class III	$85	$265	$460	$1,025
Class IV	$85	$265	$460	$1,025

5

Fund Summaries — Gartmore GVIT Growth Fund

The benefits of research
Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

Market capitalization

is a common way to measure the size of a company based on the price of its common stock; it’s simply the number of outstanding shares of the common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The Gartmore GVIT Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in the common stock of large capitalization companies. Under normal conditions, the Fund generally intends to be fully invested in these securities.

The portfolio manager will consider, among other things, a company’s financial strength, competitive position in its industry, projected future earnings and cash flows when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

•	It is unlikely earnings expectations will be met.
•	The price of the security is or becomes overvalued.
•	The outlook for a company’s earnings becomes less attractive.
•	More favorable opportunities are identified.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover of the Fund. The portfolio managers may engage in frequent portfolio transactions, which will lead to higher transaction costs for the Fund.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Portfolio turnover risk. The portfolio managers may engage in active and frequent trading of securities. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase volatility of the Fund.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 11.

6

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	20.5%	4th Qtr. of 1998

Worst Quarter:	-28.3%	1st Qtr. of 2001

Average Annual Total Return as of December 31, 2003:

	One	Five	Ten
	Year	Years	Years

Class I shares[1]	32.74%	-12.23%	3.94%
Class IV shares[2]	32.76%	-12.23%	3.95%
The Russell 1000® Growth Index[3]	29.75%	-5.11%	9.21%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

[3]	Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values (as of January 31, 2004, the market capitalization range of securities in the Russell 1000 Index was approximately $597 million to $338 billion). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class IV

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A
..............................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.24%	0.24%

Total Annual Fund Operating Expenses	0.84%	0.84%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$86	$268	$466	$1,037
Class IV	$86	$268	$466	$1,037

7

Fund Summaries — Gartmore GVIT Growth Fund

Mid-cap companies
Mid-cap companies are companies having a market capitalization within the range of the companies included in the Russell Midcap Index at the time of investment. The Russell Midcap Index is composed of 800 stocks of medium-size companies with market capitalizations as of January 31, 2004 ranging between $597 million and $18.8 billion. Due to market fluctuations, the market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

Market capitalization
is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Fund Summaries —	Gartmore GVIT Mid Cap Growth Fund

Objective and Principal Strategies

The Gartmore GVIT Mid Cap Growth Fund seeks a high level of long-term capital appreciation.

To achieve its objective under normal conditions the Fund invests at least 80% of its net assets in equity securities of mid-capitalization companies (“mid-cap companies”). The Fund’s investment style focuses on mid-cap growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund’s portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

•	Above-average, consistent earnings growth;
•	superior forecasted growth versus the market;
•	Financial strength and stability;
•	A healthy balance sheet;
•	Strong competitive advantage within its industry;
•	Positive investor sentiment;
•	Relative market value; and
•	Strong management team.

The Fund primarily invests in equity securities mainly common stocks. The Fund typically invests in 60 to 80 securities with approximately 1-3% of net assets in each security.

The Fund’s portfolio manager considers whether to sell a particular security based on the following criteria:

•	Change in company fundamentals from the time of original investment;
•	When valuation measures deteriorate to where other attractive stocks are available more cheaply;

•	Financial strength and stability of the issuer weakens; and
•	When market capitalization reaches the upper boundaries of the investable universe.

The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Mid-cap risk. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore is subject to the risks associated with mid-sized companies. The Fund’s investment in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid- sized companies may be less stable in price and less liquid than the stocks of larger companies.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the

8

Fund Summaries —	Gartmore GVIT Mid Cap Growth Fund

Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund’s investments and risks, see “More About the Funds” beginning on page 11.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns-Class IV Shares1:

Best Quarter:	21.2%	4th Qtr. of 2001
Worst Quarter:	-19.2%	3rd Qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Ten
	Year	Years	Years

Class I shares[2]	38.75%	10.78%	11.61%
Class II shares[2]	38.50%	10.52%	11.34%
Class III shares[2]	38.94%	10.81%	11.62%
Class IV shares	38.81%	10.79%	11.61%
Russell Midcap Growth Index[3]	42.71%	21.01%	9.40%
Russell Midcap Index[4]	40.06%	7.23%	12.18%

[1]	The Fund’s predecessor, Market Street Mid Cap Growth Portfolio (the “Portfolio”), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth Fund) acquired all the assets, subject to stated liabilities, of the Portfolio. As a result, the performance of the Gartmore GVIT Mid Cap Growth Fund was restated to reflect the performance of the Portfolio because the Portfolio was the survivor for performance purposes. The performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

[2]	These returns until April 28, 2003 are based on the performance of the Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio’s assets by the Fund and restatement of the performance of Class I, Class II, Class III shares. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I, Class II, and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 18 for more information.

[3]	The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth securities of U.S. companies. It measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values and gives a broad look at how the stock price of medium-size U.S. companies have performed. The Fund is changing the index to which it is compared from the Russell Midcap Index to the Russell Midcap Growth Index. The Fund’s adviser believes that the Fund, which was reorganized in April, 2003, now more closely tracks the Russell Midcap Growth Index. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

[4]	The Russell Midcap Index® is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index (mid cap companies), and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

9

Fund Summaries —	Gartmore GVIT Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III		Class IV

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)	N/A	N/A	1.00%	[2]	N/A
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%		0.75%
Distribution and/or Service 12b-1 Fees	None	0.25%	None		None
Other Expenses	0.23%	0.23%	0.23%		0.23%

Total Annual Fund Operating Expenses[3]	0.98%	1.23%	0.98%		0.98%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” beginning on page 18.

[3]	Gartmore Mutual Fund Capital Trust, the Fund’s investment adviser (“GMF”) and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, and short sale dividend expenses) from exceeding 0.95% for the Fund’s Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of “Other Expenses” paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$100	$312	$542	$1,201
Class II	$125	$390	$676	$1,489
Class III	$100	$312	$542	$1,201
Class IV	$100	$312	$542	$1,201

10

More About the Funds

Principal Investments and Techniques

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) contains additional information about the Funds, including the Funds’ other investment techniques. To obtain a copy of the SAI, see the back cover.

Convertible securities (Nationwide). In addition to investing in common stocks, each of the Funds may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles’ market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of the fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and “newer,” higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must be generally paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

11

Management

Management’s Discussion of the Funds’ Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. The discussion is provided by GMF and constitutes its judgment as of date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

Gartmore GVIT Nationwide Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 27.51% (Class I) versus 28.70% for its benchmark index, the S&P 500 Index (the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Large-Cap Core Funds) was 26.43%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market /economic and portfolio-specific factors affected performance?

After experiencing three painful years of negative returns and a volatile first quarter of 2003, global equity markets soared during the remainder of 2003, and the S&P 500 Index gained almost 29% for the year. Massive amounts of monetary and fiscal stimulus served as fuel for this powerful, global recovery. In the United States, a combination of tax cuts, reduced interest rates, and a weaker dollar (as compared against the European and Japanese currencies) provided the greatest amount of stimulus that this country’s economy had seen in decades. This high degree of stimulus drove stronger consumer spending and economic growth, and provided a greatly improved environment for corporate profit growth.

Those U.S. economic sectors with the greatest sensitivity to a recovering economy gained the most during 2003. For instance, the annual return for the S&P 500 Index’s information technology sector was 47%; the annual return for its materials sector was 38%; and the annual return for its consumer discretionary sector was 37%. The Fund’s stock selection within the information technology and material sectors brought in greater returns than those of the Index, but it brought in lower returns within the consumer discretionary sector. The Fund’s asset allocation decisions (an overweight within the above three sectors) added to the Fund’s performance versus that of the Index.

The Fund’s performance lagged that of the Fund’s benchmark, primarily because of conservative stock selection within the financials and consumer discretionary sectors. Within the financials sector, an underweight position in brokerage stocks such as Morgan Stanley and Merrill Lynch & Co., Inc., detracted from results since these stocks gained 48% and 57%, respectively, during the period. Similarly, in the consumer discretionary sector, an overweight position by the Fund in more conservative stocks such as Maytag Corp. and the Black & Decker Corp. caused the Fund’s stocks to lag those of the benchmark Index.

What was the Fund’s strategy in response to prevailing market conditions?

Given the period’s improving economic conditions and rising corporate profits, the Fund’s positioning included an overweight allocation in the more cyclical sectors such as information technology, materials, industrials, and consumer discretionary. This strategy produced positive returns for the Fund.

Stock selection was the major detractor to Fund performance, particularly in the financials and consumer discretionary sectors. More conservative stock selection by the Fund within the bank and consumer finance areas hurt Fund returns. In the consumer discretionary segment of the Fund, an underweight position by the Fund in McDonald’s Corp. and lack of exposure to Starbucks Corp. hurt returns. Returns were also hurt by the Fund’s weighting in Kohl’s Corp., a quality retailer whose performance was down because it stocked less-attractive merchandise in some key areas, which resulted in dampened sales.

How is the Fund positioned?

A major change in the Fund’s position, which was implemented during the fourth quarter of 2003 in an effort to reduce the risk level of the Fund, was to alter the Fund’s weighting in the information technology sector from overweight to equal-weight in relation to the Fund’s benchmark. All other Fund weightings remained roughly the same (i.e., an overweight by the Fund in the more cyclical areas such as consumer discretionary, industrials, and materials, and an underweight in consumer staples and utilities). The health-care sector holdings by the Fund remain equal-weight.

Looking ahead, we expect the U.S. economy to continue to lose some of its momentum as 2004 progresses, given a lower level of stimulus, the high price of oil, and a lack of pent-up consumer demand. We expect the economic recovery theme to persist, however, because of favorable business conditions including low interest and inflation rates as well as rising corporate profits.

12

Management

Comparison of a Hypothetical $10,000 Investment in the

Gartmore GVIT Nationwide Fund (Class I Shares) and the S&P
500 over a Ten Year Period ended December 31, 20031,2

Gartmore GVIT Nationwide Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five	Ten
	Year	Years	Years

Class I shares	27.51%	-0.55%	8.98%
Class II shares[3]	27.23%	-0.76%	8.73%
Class III shares[3]	27.48%	-0.52%	9.00%
Class IV shares[3]	27.53%	-0.58%	8.98%

[1]	The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Standard & Poor’s 500 Index—an unmanaged index of 500 widely held stocks of large U.S. companies—gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

[3]	These returns until the creation of Class II shares (July 11, 2002) Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 18 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT Growth Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund outperformed, returning 32.74% (Class I) versus 29.75% for its benchmark index, the Russell 1000® Growth Index (the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Large-Cap Growth Funds) was 28.37%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The market was hesitant to choose a direction early in 2003, as investors focused their attention primarily on the unfolding events in Iraq. By spring, however, a combination of stronger gross domestic product figures and improving corporate earnings data brought investors back into the market, propelling major equity indexes to double-digit gains for the year. As a broadly-diversified investment option, the Fund benefited from the more upbeat market conditions. The Fund’s largest two sectors, information technology and health care — which made up more than 50% of the Fund’s portfolio — contributed most to the Fund’s total return; these areas rose nicely within both the Fund and the Index.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund held overweight positions in cyclical areas (i.e., those that generally perform best during economic recoveries), such as the information technology, consumer discretionary and financial sectors, in order to take advantage of the improving economic outlook. These overweight positions added solidly to the Fund’s returns and contributed to the Fund’s outperformance versus the benchmark.

The information technology sector, which experienced gains across the board, was boosted mainly by the semiconductors and semiconductor equipment industry. Since this industry traditionally is very economically sensitive, it tends to respond first to either up or down market movements. The two largest contributors within this industry included market leaders Intel Corp. and National Semiconductor Corp. The Fund’s emphasis on the communications equipment and software industries also served to lift the portfolio return. Two other leading sectors, consumer discretionary and financials, rebounded during the period; both of these sectors are highly sensitive to changes in the economy.

The Fund found more moderate returns, and was underweight versus the benchmark index, in typically defensive areas such as the consumer staples and materials sectors.

13

Management

How is the Fund positioned?

We anticipate that global economic growth will continue to improve throughout 2004, helping all areas of the market. We believe, however, that companies within specific sectors, such as information technology, consumer discretionary, and industrials sectors, should benefit the most. The Fund remains broadly diversified, although the Fund expects to continue to hold overweight positions in each of the abovementioned areas in order to capture the benefits of the recovering economy. The Fund should profit especially from the demand for information technology-related products, since the Fund’s largest position is in this sector. Consumer demand for technology products has helped the sector recently, and we now are seeing a needed uptick in capital spending from large firms, a trend that should greatly further the sector’s recovery.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Growth Fund (Class I Shares)
and the Russell 1000® Growth Index1,2

Gartmore GVIT Growth Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five	Ten
	Year	Years	Years

Class I shares	32.74%	-12.23%	3.94%
Class IV shares[3]	32.76%	-12.23%	3.95%

[1]	The calculation in the graph assumes reinvestments of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	Russell 1000® Growth Index measures the performance of companies in the Russell 1000® Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities.

Past performance is not predictive of future performance.

Gartmore GVIT Mid Cap Growth Fund*

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 38.75% (Class I) versus 42.71% for its new benchmark index, the Russell MidCap Growth Index (the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Mid-Cap Growth Funds) was 36.14%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/ economic and portfolio-specific factors affected performance?

U.S. equities experienced a remarkable year as the major indexes saw double-digit gains. On a macroeconomic level, investor uncertainty and a market sell-off characterized the weeks prior to March’s U.S.-led offensive against Iraq. A post-war relief rally promoted a strong market bolstered by government-sponsored tax cuts and other stimulative measures. In addition, Wall Street pessimism had lowered expectations enough that companies could meet or beat consensus estimates, which then caused investors to become more positive about the economy and the market.

Companies with strong balance sheets and earnings led the market early in the period. Because the Fund’s style searches for such firms, the Fund benefited greatly from them. As the year progressed, and confidence grew, stocks with little or no earnings and higher betas (higher market risk) began to outperform, hurting the Fund’s relative performance.

What was the Fund’s strategy in response to prevailing market conditions?

In the first half of the period, the Fund’s overweight position in technology stocks and holdings in companies with fewer earnings disappointments in the market generally helped limit the effect of relative underperformers in the portfolio. Stock selection by the Fund also was strong; names held by the Fund, such as SanDisk Corp., a maker of flash memory products for electronic devices, more than doubled; Coach, Inc., the fashionable handbag firm, enjoyed excellent sales and announced upward earnings revisions as well as expansions.

14

Management

The latter half of the period challenged the Fund’s style. Weightings by the Fund in technology stocks were pared back, but many of these stocks performed strongly after the trim/ sell decisions. Moreover, the market began shifting from a quality growth bent to a more speculative, momentum-driven environment in which higher-beta stocks and companies with little or no earnings performed best. The Fund was underweight (relative to the benchmark) in those stocks because the Fund’s disciplined growth style does not permit investment in these stocks. The Fund’s underweight allocation to the telecommunications and semiconductors industries, along with poor stock selection in some sectors, especially health care, hurt relative performance.

How is the Fund positioned?

We continue to focus on finding quality growth stocks trading at reasonable valuations. We define quality growth companies as those companies that demonstrate strong balance sheets and consistent earnings growth with high return on investment. The Fund’s portfolio remains positioned toward growth, but is now more conservative than in mid-2003. During 2004, we plan to add health-care names and lighten the Fund’s industrial services positions. The decision to remain relatively sector-neutral to the Fund’s benchmark means that we will place an emphasis on stock selection to drive portfolio performance.

*	The Fund’s predecessor, Market Street Mid Cap Growth Portfolio (the “Portfolio”), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth Fund) acquired all the assets, subject to stated liabilities, of the Portfolio. As result, the performance of the Gartmore Mid Cap Growth Fund was restated to reflect the performance of the Portfolio because the Portfolio is the survivor for performance purposes and the prior performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

Comparison of a Hypothetical $10,000 Investment in the

Gartmore GVIT Mid Cap Growth Fund (Class IV Shares),
the Russell Midcap Growth Index
and the Russell Midcap Index1,2,3,4

Gartmore GVIT Mid Cap Growth Fund

Average Annual Total Returns
Periods ended December 31, 2003

	1	5	10
	Year	Years	Years

Class I shares	38.75%	10.78%	11.61%
Class II shares[4]	38.50%	10.52%	11.34%
Class III shares[4]	38.94%	10.81%	11.62%
Class IV shares[4]	38.81%	10.79%	11.61%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth securities of U.S. companies. It measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values and gives a broad look at how the stock price of medium-size U.S. companies have performed. The Fund is changing the index to which it is compared from the Russell Midcap Index to the Russell Midcap Growth Index. The Fund’s adviser believes that the Fund, which was reorganized in April, 2003, now more closely tracks the Russell Midcap Growth Index. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

[3]	The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index (mid cap companies), and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

[4]	These returns until April 28, 2003 are based on the performance of the Market Street Mid Cap Growth Portfolio (the “Portfolio”) which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio’s assets by the Fund and restatement of the performance of Class I and Class III shares. Excluding the effect of fee waivers or reimbursements such prior performance is similar, except as noted below, to what Class I, Class II, and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 18 for more information.

Past performance is not predictive of future performance.

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of

15

Management

each of the Funds. GMF was organized in 1999 and manages mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $22.5 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds’ average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average daily net assets, was as follows:

Fund	Fee

Gartmore GVIT Nationwide Fund	0.59%
Gartmore GVIT Growth Fund	0.60%
Gartmore GVIT Mid Cap Growth Fund	0.75%	*

*	Because the Market Street Mid Cap Growth Portfolio was reorganized into the Gartmore GVIT Mid Cap Growth Fund as of April 28, 2003, the management fee shown here includes fees paid by the predecessor portfolio through April 27, 2003 and for the Fund for the remainder of the fiscal year.

Gartmore GVIT Nationwide Fund

Portfolio Managers: Simon Melluish and William H. Miller are portfolio co-managers of the Gartmore GVIT Nationwide Fund, as well as the Gartmore Nationwide Fund.

Mr. Melluish joined Gartmore Investment Management plc (“GIM”), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

Gartmore GVIT Growth Fund

Portfolio Managers: Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000. Mr. Burtnick joined GMF in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2002, he worked at Barra, Inc., a risk management firm, where he led a group which focused on portfolio construction and risk management issues for institutional investors and hedge funds.

Gartmore GVIT Mid Cap Growth Fund

Portfolio Manager: Robert D. Glise, CFA, is the Gartmore GVIT Mid Cap Growth Fund’s portfolio manager. As the portfolio manager, Mr. Glise is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments. Mr. Glise joined Gartmore-U.S. in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.

16

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the Funds will be sold to certain separate accounts of

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”); and
•	Nationwide Life and Annuity Company of America (formerly Provident- mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds’ administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of

17

Buying and Selling Fund Shares

the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Gartmore GVIT Nationwide Fund and Gartmore GVIT Mid Cap Growth Fund also have adopted short-term trading fees for Class III shares. The Gartmore GVIT Nationwide Fund and the Gartmore GVIT Mid Cap Growth Fund will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless exception applies. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of a Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. Short-term trading

18

Buying and Selling Fund Shares

fees are paid directly to the Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class III shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

Class III shares of the Gartmore GVIT Nationwide Fund and Gartmore GVIT Mid Cap Growth Fund are offered in variable insurance contracts intended to be used by short-term traders although the individual Funds are not intended to be timed. It is believed that the short-term trading fee imposed on Class III redemptions will be sufficient to cover the increased costs of such short-term trades in order to protect the Fund and all of its contract owners (including those in the other classes), but there is no assurance that the Fund and its contract owners will be protected.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2.	Variable insurance contract withdrawals or loans, including required minimum distributions

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Funds that have Class II shares pay its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

19

Distributions and Taxes

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

20

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contract. If these charges were reflected, returns would be lower than those shown. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. For the Gartmore GVIT Mid Cap Growth Fund, the Financial Highlights shown for periods prior to April 27, 2003 are for its predecessor, Market Street Mid Cap Growth Portfolio.

	Gartmore GVIT Nationwide Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$18.40	$18.81	$11.64	$9.89	$8.10

Investment Activities:
Net investment income	0.12	0.12	0.08	0.08	0.08
Net realized and unrealized gains (losses) on investments	1.13	(0.47)	(1.46)	(1.79)	2.14

Total investment activities	1.25	(0.35)	(1.38)	(1.71)	2.22

Distributions:
Net investment income	(0.12)	(0.12)	(0.08)	(0.08)	(0.05)
Net realized gains	(0.72)	(6.70)	(0.29)	—	—

Total distributions	(0.84)	(6.82)	(0.37)	(0.08)	(0.05)

NET ASSET VALUE — END OF PERIOD	$18.81	$11.64	$9.89	$8.10	$10.27

Total Return	6.94%	(2.12% )	(11.82% )	(17.35% )	27.51%
Ratios/ Supplemental Data:
Net Assets, at end of period (000)	$2,419,737	$2,014,759	$1,677,316	$1,252,686	$1,459,917
Ratio of expenses to average net assets	0.72%	0.78%	0.78%	0.83%	0.83%
Ratio of net investment income to average net assets	0.64%	0.63%	0.77%	0.84%	0.83%
Ratio of expenses (prior to reimbursements) to average net assets* (a)	(i )	0.81%	0.82%	0.84%	(i )
Ratio of net investment income (prior to reimbursements) to average net assets* (a)	(i )	0.60%	0.73%	0.83%	(i )
Portfolio turnover (b)	29.95%	148.28%	58.36%	33.25%	129.01%

	Class II Shares			Class III Shares			Class IV Shares

	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2002 (d)		2003	2002 (e)		2003	2003 (f)

NET ASSET VALUE — BEGINNING OF PERIOD	$8.68		$8.10	$9.78		$8.11	$8.30

Investment Activities:
Net investment income	0.04		0.05	0.05		0.09	0.05
Net realized and unrealized gains (losses) on investments	(0.57)		2.15	(1.65)		2.13	1.95

Total investment activities	(0.53)		2.20	(1.60)		2.22	2.00

Distributions:
Net investment income	(0.05)		(0.04)	(0.07)		(0.05)	(0.03)
Net realized gains	—		—	—		—	—

Total distributions	(0.05)		(0.04)	(0.07)		(0.05)	(0.03)

NET ASSET VALUE — END OF PERIOD	$8.10		$10.26	$8.11		$10.28	$10.27

Total Return	(6.14%	)(g)	27.23%	(16.38%	)(g)	27.48%	24.17% (g)
Ratios/ Supplemental Data:
Net Assets, at end of period (000)	$765		$5,570	$399		$870	$169,690
Ratio of expenses to average net assets	1.07%	(h)	1.08%	0.72%	(h)	0.83%	0.83% (h)
Ratio of net investment income to average net assets	1.03%	(h)	0.60%	1.07%	(h)	0.83%	0.85% (h)
Portfolio turnover (b)	33.25%		129.01%	33.25%		129.01%	129.01%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from July 11, 2002 (commencement of operations) through December 31, 2002.
(e)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

21

Financial Highlights

	Gartmore GVIT Growth Fund

	Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2003		2002		2001 (c)		2000	1999

NET ASSET VALUE — BEGINNING OF PERIOD	$7.52		$10.55		$14.68		$25.71	$26.59

Investment Activities:
Net investment income (loss)	0.01		—		(0.01)		(0.01)	0.17
Net realized and unrealized gains (losses) on investments	2.45		(3.03)		(4.12)		(6.76)	0.92

Total from investment activities	2.46		(3.03)		(4.13)		(6.77)	1.09

Distributions:
Net investment income	(e	)	—		—		(0.04)	(0.17)
Net realized gains	—		—		—		(4.22)	(1.60)
Tax return of capital	—		—		—		—	(0.20)

Total distributions	—		—		—		(4.26)	(1.97)

NET ASSET VALUE — END OF PERIOD	$9.98		$7.52		$10.55		$14.68	$25.71

Total Return	32.74%		(28.72%	)	(28.13%	)	(26.53% )	4.28%
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$244,671		$201,689		$352,147		$606,599	$1,067,839
Ratio of expenses to average net assets	0.84%		0.85%		0.80%		0.80%	0.74%
Ratio of net investment income (loss) to average net assets	0.09%		(0.03%	)	(0.10%	)	(0.07% )	0.62%
Ratio of expenses (prior to reimbursements) to average net assets (a)	(h	)	0.85%		0.85%		0.83%	(h )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(h	)	(0.03%	)	(0.15%	)	(0.10% )	(h )
Portfolio turnover (b)	293.58%		231.69%		227.28%		205.34%	24.70%

	Class IV Shares

	Period Ended
	December 31,
	2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$7.90

Investment Activities:
Net investment income (loss)	—
Net realized and unrealized gains (losses) on investments	2.08

Total from investment activities	2.08

Distributions:
Net investment income	(e	)
Net realized gains	—
Tax return of capital	—

Total distributions	—

NET ASSET VALUE — END OF PERIOD	$9.98

Total Return	26.37%	(f)
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$34,090
Ratio of expenses to average net assets	0.84%	(g)
Ratio of net investment income (loss) to average net assets	0.10%	(g)
Portfolio turnover (b)	293.58%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(e)	The amount is less than $0.005 per share.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

22

Financial Highlights

	Gartmore GVIT Mid Cap Growth Fund

	Class I Shares		Class II Shares		Class III Shares

	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2003 (c)		2003 (c)		2003 (c)

NET ASSET VALUE — BEGINNING OF PERIOD	$16.53		$16.77		$16.53

Investment Activities:
Net investment income (loss)	(0.07)		(0.03)		(0.03)
Net realized and unrealized gains (losses) on investments	4.99		4.69		4.98

Total from investment activities	4.92		4.66		4.95
Distributions:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

NET ASSET VALUE — END OF PERIOD	$21.45		$21.43		$21.48

Total Return	29.76%	(e)	27.79%	(e)	29.95%	(e)
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$137,837		$2,388		$628
Ratio of expenses to average net assets	0.98%	(f)	1.17%	(f)	0.98%	(f)
Ratio of net investment income (loss) to average net assets	(0.49%	)(f)	(0.64%	)(f)	(0.48%	)(f)
Portfolio turnover (b)	109.73%		109.73%		109.73%

	Class IV Shares(d)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$21.91	$21.97	$27.71	$20.01	$15.46

Investment Activities:
Net investment income (loss)	0.11	0.18	(0.07)	(0.11)	(0.10)
Net realized and unrealized gains (losses) on investments	2.89	7.48	(1.00)	(4.35)	6.10

Total from investment activities	3.00	7.66	(1.07)	(4.46)	6.00

Distributions:
Net investment income	(0.11)	(0.11)	(0.18)	—	—
Net realized gains	(2.83)	(1.81)	(6.45)	(0.09)	—

Total distributions	(2.94)	(1.92)	(6.63)	(0.09)	—

NET ASSET VALUE — END OF PERIOD	$21.97	$27.71	$20.01	$15.46	$21.46

Total Return	15.96%	38.24%	(3.36% )	(22.38% )	38.81%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$62,513	$98,969	$98,214	$70,669	$89,413
Ratio of expenses to average net assets	0.57%	0.53%	0.92%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.59%	0.81%	(0.37% )	(0.61% )	(0.51% )
Ratio of expenses (prior to reimbursements) to average net assets (a)	0.57%	0.53%	1.01%	1.00%	1.02%
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	0.59%	0.81%	(0.46% )	(0.66% )	(0.58% )
Portfolio turnover (b)	46.00%	68.00%	135.00%	64.00%	109.73%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(d)	The Gartmore Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.
(e)	Not annualized.
(f)	Annualized.
(g)	There were no fee reductions during the period.

23

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semi-Annual Report

To obtain a document free of charge, call

1-800-848-6331 or contact your variable insurance provider.

Information From The Securities

and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission

Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via

the internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-1103-5/04

Core Fixed Income Series

Gartmore Funds

www.gartmorefunds.com

Prospectus

April 30, 2004

Look Beyond.®

Fund Summaries

Gartmore GVIT Government Bond Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Money Market Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Funds	9
More About the Gartmore GVIT Government Bond Fund
Principal Investments and Techniques
Temporary Investments
More About the Gartmore GVIT Money Market Fund
Principal Investments and Techniques
Principal Risks

Management	11
Management’s Discussion of the Gartmore GVIT Government Bond Fund’s Performance
Investment Adviser

Buying and Selling Fund Shares	13
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	16
Dividends and Distributions
Tax Status

Financial Highlights	17

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about two funds (the “Funds”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 9. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to the following classes of shares of the Funds:

Gartmore GVIT Government Bond Fund

•	Class I
•	Class II
•	Class III
•	Class IV

Gartmore GVIT Money Market Fund

•	Class I
•	Class IV
•	Class V

These share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 13.

2

Fund Summaries — Gartmore GVIT Government Bond Fund

Bond maturity:
Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond’s maturity, the higher the interest rate. The higher interest rate compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

Duration is a measure of the expected life of the Fund’s portfolio on a present value basis reflecting both principal and interest payments.

Objective and Principal Strategies

The investment objective of the Gartmore GVIT Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund’s shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills, and notes. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	The Federal National Mortgage Association (“FNMA”);
•	The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (“FHLMC”); and
•	The Federal Farm Credit Banks.

The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund’s assets generally will be five to nine years. The Fund may also engage in securities lending in order to generate additional income for the Fund.

To select investments that fit the Fund’s objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis, and other techniques. The Fund may also look for U.S. government and agency securities that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund’s portfolio manager will consider the duration of particular debt securities and the Fund’s overall portfolio when managing the Fund. The Fund will generally have a duration of four to six years.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the

3

Fund Summaries — Gartmore GVIT Government Bond Fund

U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce decreases in value. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Prepayment risk and extension risk. The issuers of mortgage- backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 9.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	6.7%	2nd qtr. of 1995
Worst Quarter:	-2.8%	1st qtr. of 1994

Average Annual Total Returns as of December 31, 2003

	One	Five	Ten
	Year	Years	Years

Class I shares[1]	2.00%	5.94%	6.60%
Class II shares[2]	1.77%	5.67%	6.33%
Class III shares[2]	2.11%	5.96%	6.61%
Class IV shares[2]	2.03%	5.94%	6.60%
The Merrill Lynch Government Master Index[3]	2.36%	6.22%	6.71%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	These returns until the creation of Class II shares, (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted

4

Fund Summaries — Gartmore GVIT Government Bond Fund

below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 14 for more information.

[3]	The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class IV

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%	N/A
........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	0.73%	0.98%	0.73%	0.73%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 14.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$75	$233	$406	$906
Class II	$100	$312	$542	$1,201
Class III	$75	$233	$406	$906
Class IV	$75	$233	$406	$906

5

Fund Summaries — Gartmore GVIT Money Market Fund

Objective and Principal Strategies

The Gartmore GVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes.

U.S. government securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	The Federal National Mortgage Association (“FNMA”);
•	The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (“FHLMC”); and
•	The Federal Farm Credit Banks.

These money market obligations also include obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating- and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund’s dollar-weighted average maturity will be 90 days or less.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

Principal Risks

Although the Fund’s objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer’s financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce decreases in value. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

6

Fund Summaries — Gartmore GVIT Money Market Fund

Prepayment risk. Asset-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund’s income.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 9.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods. The returns shown in the bar chart and table do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	1.60%	4th qtr. of 2000
Worst Quarter:	0.12%	3rd qtr. of 2003

Average Annual Total Returns as of December 31, 2003:

	One	Five	Ten
	Year	Years[1]	Years

Class I shares[1]	0.63%	3.24%	4.13%
Class IV shares[2]	0.71%	3.26%	4.14%
Class V shares[2]	0.71%	3.26%	4.14%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	These returns until the creation of Class IV shares (April 28, 2003) and Class V shares (October 31, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class IV or Class V shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class V shares has not been adjusted to reflect its lower expenses.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class IV	Class V
	Shares	Shares	Shares

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A	N/A
........................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.37%	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.26%	0.18%

Total Annual Fund Operating Expenses[2]	0.63%	0.63%	0.55%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract’s prospectus.

[2]	Gartmore Mutual Fund Capital Trust (“GMF”) and the Fund have entered into a written contract limiting total fund operating expenses (excluding certain Fund expenses, including, but not limited to any taxes, interest, brokerage fees, short sale dividend expenses and administrative service fees) from exceeding 0.50% for Class IV shares at least through October 1, 2004 and from exceeding 0.55% for Class V shares at least through April 30, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such

7

Fund Summaries — Gartmore GVIT Money Market Fund

reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although a shareholder’s actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$64	$202	$351	$786
Class IV	$64	$202	$351	$786
Class V	$56	$176	$307	$689

8

More About the Funds

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) contains additional information about the Funds, including the Funds’ other investment techniques. To obtain a copy of the SAI, see the back cover.

More About the Gartmore

GVIT Government Bond Fund

Principal Investments and Techniques

The Gartmore GVIT Government Bond Fund may invest in the following:

Investment-grade bonds. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer’s financial condition and stability and assigns a rating to the security. If a rating agency changes the bond’s rating, it may affect the bond’s value. By measuring the issuer’s ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

U.S. government securities. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some governmental agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

Mortgage-backed securities. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Collateralized Mortgage Obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs purchased by the Fund are issued by U.S. government agencies.

Mortgage-backed securities purchased by the Fund are subject to interest rate risk and prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans, and mortgage-backed securities secured by such loans will be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund’s income. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund’s portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Floating- and variable-rate securities. Floating and variable rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), which the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating or variable-rate securities may be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate that reduces the Fund’s income. The Fund will only purchase floating and variable-rate securities of the same quality as the securities it would otherwise purchase.

Maturity. Every debt security has a stated maturity date when the issuer must repay, in whole or in part, the security’s principal value to the investor. However, many debt securities are “callable,” meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a security’s “effective maturity” is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed securities.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of fund assets it represents. Funds that target maturities normally use the effective rather than stated maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

9

More About the Funds

Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security’s life.

Temporary Investments

Generally the Gartmore GVIT Government Bond Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

More About the Gartmore GVIT Money Market Fund

Principal Investments and Techniques

The Gartmore GVIT Money Market Fund may invest in the following securities:

Money market obligations. These include:

•	U.S. Government securities with remaining maturities of 397 days or less
•	Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
•	Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
•	Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
•	Repurchase agreements relating to debt obligations that the Fund could purchase directly
•	Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

Floating- and variable-rate securities. Floating and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other debt securities. In addition, because they may be callable, these securities may be also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund’s income. The Fund will only purchase floating and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

Repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

Asset-backed commercial paper. The Fund may invest in asset- backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

Principal Risks

The Gartmore GVIT Money Market Fund is a low-risk investment compared to most other investments. Given its objective—to preserve capital, generate income and maintain liquidity—the Gartmore GVIT Money Market Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

10

Management

Management’s Discussion of

the Gartmore GVIT Government Bond Fund’s Performance

The following is management’s discussion of the performance of the Gartmore GVIT Government Bond Fund for the year ended December 31, 2003. This discussion provides an overview of the economy and the markets and how they affected the Fund during the year. The discussion is provided by GMF and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 2.00% (Class I) versus 2.36% for its benchmark, the Merrill Lynch Government Master Index.

For broader comparison, the average return for this Fund’s peer category (General U.S. Government Funds) was 2.32%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The Fund performed in line with its benchmark during a difficult period marked by long-term interest-rate increases of approximately 50 basis points, or 0.50%. At the beginning of the period market participants moved toward fixed-income investments causing yields to fall, as the equity markets struggled and the war in Iraq loomed. When major conflict in Iraq ended and stocks rebounded, investors once again embraced investment options with more risk, causing yields to rise on Treasury notes and bonds. The lack of inflationary pressure, however, kept yields from rising too much.

During this period, riskier securities outperformed in both the Fund and its benchmark. The Fund’s mortgage-backed securities (MBS) were its best-performing sector, followed by Agency notes and U.S. Treasuries. MBS performed poorly at the beginning of the period as interest rates fell and homeowners rushed to refinance their mortgages. Given the low-interest-rate environment, most MBS were trading above par (i.e., the face value of a security). When homeowners refinanced their mortgages, holders of MBS received their principal back earlier than expected, thereby hurting (MBS and Fund) returns. When rates began to rise, the opposite effect occurred; market participants sought out MBS for their extra yield versus U.S. Treasury notes, which led to the strong performance of MBS.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s slight underperformance was partly due to the fact that the Fund’s duration was longer than that of its benchmark and peers. The Fund was positioned this way because we believed that interest rates would not increase until late 2004. However, bond yields increased substantially due to the increase in consumer debt, a falling U.S. dollar and a rapidly rising federal budget deficit.

Throughout the period, the Fund’s allocation to MBS was steadily increased to 35% of Fund holdings due to the sector’s relatively inexpensive status. Agency notes were sold and then bought back as they moved from being relatively expensive to relatively cheaper. Treasuries and U.S. government-guaranteed holdings were reduced to 31% of the Fund’s portfolio, due primarily to their higher prices in comparison to MBS.

How is the Fund positioned?

The Fund has somewhat of a barbell structure that consists of a mixture of long-term Treasury securities and shorter-term Agency securities. We expect short-term interest rates to rise at some point during 2004 and intermediate term securities to underperform the combination of long- and short-maturity securities. In other words, we expect the yield curve to flatten, which means that the yield difference between long- and short-term securities will narrow. We also are emphasizing MBS and Agency notes, since the additional yield of these investment vehicles should help offset a modest rise in interest rates. If interest rates are held low for too long, inflation may become a problem; in that event, the Fund will begin to add inflation-protected securities to its holdings.

11

Management

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Government Bond Fund (Class I Shares)
and the Merrill Lynch Government Master Index
Over a Ten Year Period Ended December 31, 20031,2

Gartmore GVIT Government Bond Fund

Average Annual Total Returns
Period ended December 31, 2003

	One	Five	Ten
	Year	Years	Years

Class I shares	2.00%	5.94%	6.60%
Class II shares[3]	1.77%	5.67%	6.33%
Class III shares[3]	2.11%	5.96%	6.61%
Class IV shares[3]	2.03%	5.94%	6.60%

[1]	The calculation in the graph assumes reinvestment of dividends and distributions.

[2]	The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.

[3]	These returns until the creation of Class II shares, (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Gartmore GVIT Government Bond Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 14 for more information.

Past performance is not predictive of future performance.

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and manages mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $22.5 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds’ average daily net assets. The total management fees paid by each of the Funds for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average daily net assets, was as follows:

Fund	Fee

Gartmore GVIT Government Bond Fund	0.49%
Gartmore GVIT Money Market Fund	0.37%

Gartmore GVIT Government Bond Fund

Portfolio Manager: Gary R. Hunt, CFA, has managed the Gartmore GVIT Government Bond Fund since 1997. He also manages the Gartmore Government Bond Fund and the Nationwide Global Funds— U.S. Government Bond Fund, an off-shore Fund. Mr. Hunt joined Nationwide, an affiliate of the Fund’s investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency, and Agency Mortgage Backed sector for Nationwide.

Gartmore GVIT Money Market Fund

Portfolio Manager: Karen G. Mader is the portfolio manager of the Gartmore GVIT Money Market Fund, which she has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II for the Trust.

12

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, “Nationwide”), to fund benefits payable under variable insurance contracts. Class III shares of the Gartmore GVIT Government Bond Fund may be subject to a short-term trading fee as described below. For the Gartmore GVIT Government Bond Fund, insurance companies, including Nationwide, who may provide additional services entitling them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the Gartmore GVIT Money Market Fund will be sold to certain separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and
•	Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares of the Gartmore GVIT Money Market Fund are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (COLI) contracts. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance or contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund’s administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of

13

Buying and Selling Fund Shares

the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Gartmore GVIT Money Market Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transactions costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. The Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. The Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Gartmore GVIT Government Bond Fund also has adopted short-term trading fees for Class III shares. The Fund will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund

14

Buying and Selling Fund Shares

shares are held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. Short-term trading fees are paid directly to the Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading in Class III shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

Class III shares of the Gartmore GVIT Government Bond Fund are offered in variable insurance contracts intended to be used by short-term traders although the Fund is not intended to be timed. It is believed that the short-term trading fee imposed on Class III redemptions will be sufficient to cover the increased costs of such short-term trades in order to protect the Fund and all of its contract owners (including those in the other classes), but there is no assurance that the Fund and its contract owners will be protected.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2.	Variable insurance contract withdrawals or loans, including required minimum distributions

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Gartmore GVIT Government Bond Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II Shares’ average daily net assets.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

15

Distributions and Taxes

Dividends and Distributions

Substantially all of the Gartmore GVIT Government Bond Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Gartmore GVIT Government Bond Fund. The Gartmore GVIT Money Market Fund declares dividends daily and distributes them each month in the form of additional shares of the Gartmore GVIT Money Market Fund. Any net capital gains realized by the Funds from the sale of their portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

16

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

	Gartmore GVIT Government Bond Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$11.69	$10.79	$11.44	$11.66	$12.28

Investment Activities:
Net investment income (loss)	0.61	0.66	0.58	0.53	0.50
Net realized and unrealized gains (losses) on investments	(0.88)	0.65	0.24	0.72	(0.25)

Total from investment activities	(0.27)	1.31	0.82	1.25	0.25

Distributions:
Net investment income	(0.61)	(0.66)	(0.58)	(0.53)	(0.38)
Net realized gains	(0.02)	—	(0.02)	(0.10)	(0.02)

Total distributions	(0.63)	(0.66)	(0.60)	(0.63)	(0.40)

NET ASSET VALUE — END OF PERIOD	$10.79	$11.44	$11.66	$12.28	$12.13

Total Return	(2.35% )	12.54%	7.25%	10.98%	2.00%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$769,957	$867,139	$1,301,828	$1,982,676	$1,488,089
Ratio of expenses to average net assets	0.65%	0.66%	0.66%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	5.41%	6.00%	5.21%	4.53%	4.12%
Ratio of expenses (prior to reimbursements) to average net assets (a)	(j )	0.73%	0.73%	0.73%	(j )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(j )	5.93%	5.14%	4.53%	(j )
Portfolio turnover (b)	51.61%	75.91%	55.80%	49.00%	40.46%

							Class IV
	Class II Shares			Class III Shares			Shares

	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2002 (d)		2003 (e)	2002 (f)		2003 (e)	2003 (g)

NET ASSET VALUE — BEGINNING OF PERIOD	$11.88		$12.26	$11.75		$12.27	$12.29

Investment Activities:
Net investment income (loss)	0.18		0.47	0.36		0.50	0.34
Net realized and unrealized gains (losses) on investments	0.55		(0.25)	0.67		(0.24)	(0.24)

Total from investment activities	0.73		0.22	1.03		0.26	0.10

Distributions:
Net investment income	(0.26)		(0.36)	(0.41)		(0.37)	(0.26)
Net realized gains	(0.09)		(0.02)	(0.10)		(0.02)	—

Total distributions	(0.35)		(0.38)	(0.51)		(0.39)	(0.26)

NET ASSET VALUE — END OF PERIOD	$12.26		$12.10	$12.27		$12.14	$12.13

Total Return	6.16%	(h)	1.77%	8.84%	(h)	2.11%	0.84% (h)
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$10,111		$20,998	$7,625		$4,369	$43,244
Ratio of expenses to average net assets	0.97%	(i)	0.98%	0.73%	(i)	0.73%	0.70% (i)
Ratio of net investment income (loss) to average net assets	3.93%	(i)	3.85%	4.12%	(i)	4.10%	4.07% (i)
Portfolio turnover (b)	49.00%		40.46%	49.00%		40.46%	40.46%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from July 8, 2002 (commencement of operations) through December 31, 2002.
(e)	Net investment income (loss) is calculated based average shares outstanding during the period.
(f)	For the period from May 20, 2002 (commencement of operations) through December 31, 2002.
(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.

17

Financial Highlights

	Gartmore GVIT Money Market Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (b)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net investment income (loss)	0.05	0.06	0.04	0.01	0.01

Total from investment activities	0.05	0.06	0.04	0.01	0.01

Distributions:
Net investment income	(0.05)	(0.06)	(0.04)	(0.01)	(0.01)

Total distributions	(0.05)	(0.06)	(0.04)	(0.01)	(0.01)

NET ASSET VALUE — END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.81%	6.03%	3.60%	1.21%	0.63%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$2,127,500	$1,982,922	$2,869,354	$2,436,783	$1,573,895
Ratio of expenses to average net assets	0.54%	0.55%	0.55%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets	4.77%	5.87%	3.41%	1.21%	0.63%
Ratio of expenses (prior to reimbursements) to average net assets (a)	(h )	0.61%	0.61%	0.62%	(h )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(h )	5.81%	3.35%	1.21%	(h )

	Class IV
	Shares		Class V Shares

	Period Ended		Period Ended		Year Ended
	December 31,		December 31,		December 31,
	2003 (c)		2002 (d)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$1.00		$1.00		$1.00

Investment Activities:
Net investment income (loss)		(e)		(e)	0.01

Total from investment activities		(e)	—		0.01

Distributions:
Net investment income		(e)		(e)	(0.01)

Total distributions		(e)	—		(0.01)

NET ASSET VALUE — END OF PERIOD	$1.00		$1.00		$1.00

Total Return	0.46%	(f)	0.22%	(f)	0.71%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$103,515		$324,950		$365,299
Ratio of expenses to average net assets	0.50%	(g)	0.56%	(g)	0.55%
Ratio of net investment income (loss) to average net assets	0.67%	(g)	1.11%	(g)	0.70%
Ratio of expenses (prior to reimbursements) to average net assets (a)	0.63%	(g)		(h)	(h )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	0.55%	(g)		(h)	(h )

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(d)	For the period from October 31, 2002 (commencement of operations) through December 31, 2002.
(e)	The amount is less than $0.005.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

18

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-0016-5/04

Fund Summaries

Gartmore GVIT Emerging Markets Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT International Growth Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About the Funds	9
Principal Investments and Techniques
Principal Risks
Temporary Investments
Management	11
Management’s Discussion of Fund Performance
Investment Adviser
Subadviser
Portfolio Management Teams

Buying and Selling Fund Shares	15
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	18
Dividends and Distributions
Tax Status

Financial Highlights	19

Additional Information	Back Cover

1

This prospectus provides information about Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund (the “Funds”), two funds offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 9. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each of the Funds invests primarily in securities of foreign companies, each Fund may present substantially higher risks and greater volatility than other funds. Each Fund may not be appropriate for all investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Fund Summaries

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers Class I, Class II and Class III shares and the Gartmore GVIT Emerging Markets Fund also offers Class VI shares. This prospectus provides information with respect to these classes. The share classes have different expenses and are available for purchase through different variable insurance contracts.

For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 15.

2

Emerging markets:
Emerging market countries are countries that

•	Have been defined as emerging market countries by the International Finance Corporation,
•	Have a low-to-middle income economy according to the World Bank, or
•	Are listed as developing countries in World Bank publications.

There are over 25 countries that currently qualify as emerging market countries, including Brazil, China, South Korea, Mexico and Taiwan.

Fund Summaries — Gartmore GVIT Emerging Markets Fund

Objective and Principal Strategies

The Gartmore GVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Global Asset Management Trust (“GGAMT”), the Fund’s investment adviser, has chosen Gartmore Global Partners (“GGP”), as subadviser, to manage the Fund’s portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects companies it believes will deliver unexpected earnings potential.

GGP looks for emerging markets that it believes will have strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Emerging markets risk. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the

3

Fund Summaries — Gartmore GVIT Emerging Markets Fund

health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Derivatives risk. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Portfolio turnover risk. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

For more detailed information about the Fund’s investments and risks, see “More About the Funds” beginning on page 9.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	28.8%	4th qtr. of 2001
Worst Quarter:	-27.8%	3rd qtr. of 2001

Average Annual Total Returns as of December 31, 2003:

		Since
	One Year	Inception[2]

Class I shares[1]	65.26%	-0.04%
Class II shares[3]	64.66%	-0.29%
Class III shares[3]	65.22%	-0.04%
Class VI shares[3]	64.86%	-0.30%
MSCI Emerging Markets Free Index[4]	56.28%	3.86%
S&P/ IFCI Emerging Markets Composite Index[5]	57.16%	5.78%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on August 30, 2000.

[3]	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and through December 31, 2003 for Class VI shares are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 16 for more information.

[4]	The MSCI Emerging Markets Free Index (the “MSCI Index”) is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/ IFCI Emerging Markets Composite Index (the “S&P/ IFCI Index”) to the MSCI Index for two principal reasons. First, the Fund’s subadviser believes that since the

4

Fund Summaries — Gartmore GVIT Emerging Markets Fund

Fund’s inception, the MSCI Index has evolved to a point that it is now as comprehensive as the S&P/ IFCI Index. Second, the Fund’s subadviser also believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S. based emerging market mutual funds than is the S&P/ IFCI Index. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[5]	The S&P/ IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class VI

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)[2]	N/A	N/A	1.00%	1.00%
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.15%	1.15%	1.15%	1.15%
Distribution and/or 12b-1 Fees	None	0.25%	None	0.25%
Other Expenses	0.25%	0.25%	0.25%	0.25%

Total Annual Fund Operating Expenses[3]	1.40%	1.65%	1.40%	1.65%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

[3]	GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.25% for each Class at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.50% for Class I and Class III shares and 1.75% for Class II and Class VI shares before GGAMT would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III and Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$143	$443	$766	$1,680
Class II	$168	$520	$897	$1,955
Class III	$143	$443	$766	$1,680
Class VI	$168	$520	$897	$1,955

5

Fund Summaries — Gartmore GVIT International Growth Fund

Objective and Principal Strategies

The Gartmore GVIT International Growth Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

GGAMT, the Fund’s investment adviser, has chosen GGP, as subadviser, to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established foreign companies that are tied economically to a number of countries throughout the world, other than the United States. GGP selects companies it believes will deliver unexpected earnings potential.

The Fund primarily invests in equity securities which may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The fund may utilize derivatives, primarily futures, and options, for efficient portfolio management.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

In making decisions on whether to buy or sell in a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Foreign risk. Investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Derivatives risk. The Fund may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the

6

Fund Summaries — Gartmore GVIT International Growth Fund

party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

Portfolio turnover risk. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund.

For more detailed information about the Fund’s investments and risks, see “More About the Funds” beginning on page 9.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best quarter:	18.98%	2nd qtr. of 2003
Worst quarter:	-21.50%	3rd qtr. of 2002

Average Total Returns as of December 31, 2003:

		Since
	One Year	Inception[2]

Class I shares[1]	35.62%	-12.77%
Class II shares[3]	35.28%	-12.99%
Class III shares[3]	35.33%	-12.77%
Morgan Stanley Capital International (MSCI) All Country World Index Free ex U.S.[4]	41.41%	-3.84%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on August 30, 2000.

[3]	These returns through December 31, 2003 for Class II shares and until the creation of Class III shares (May 2, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 16 for more information.

[4]	The MSCI All Country World Index Free ex U.S. is an unmanaged index that is designed to represent the performance of the stocks in companies in all countries except the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

7

Fund Summaries — Gartmore GVIT International Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fees (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or 12b-1 Fees	None	0.25%	None
Other Expenses	0.25%	0.25%	0.33%

Total Annual Fund Operating Expenses[3]	1.25%	1.50%	1.33%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

[3]	GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.25% for each Class at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$127	$397	$686	$1,511
Class II	$153	$474	$818	$1,791
Class III	$135	$421	$729	$1,601

8

More About the Funds

Principal Investments and Techniques

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (“SAI”) contains additional information about the Funds, including the Funds’ other investment techniques. To obtain a copy of the SAI, see the back cover.

Preferred stock. (Emerging Markets). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer’s common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer. The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

Derivatives. (Both Funds). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

Depositary receipts. (Both Funds). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Principal Risks

Foreign Risk. (Both Funds). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

•	Country—General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund’s securities that trade in the country. These movements will affect a Fund’s share price and a Fund’s performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
•	Foreign markets—Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.
•	Governmental supervision and regulation/accounting standards— Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than

9

More About the Funds

with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

•	Currency—A significant portion of a Fund’s investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

10

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and the markets and how they affected the Funds during the year. The discussion is provided by GGAMT and GGP and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

Gartmore GVIT Emerging Markets Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund outperformed its benchmark, the S&P/ IFC Emerging Markets Composite Index, returning 65.26% (Class I) versus 57.16%. The Fund also outperformed its new benchmark, the MSCI Emerging Markets Free Index, which returned 56.28% during the period. The Fund changed its benchmark to the MSCI Index because it is more widely recognized and more frequently selected as the benchmark for U.S.-based emerging market mutual funds.

For broader comparison, the average return for this Fund’s peer category (Emerging Markets Funds) was 54.19%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Emerging markets significantly outperformed developed markets in 2003. Latin America was the strongest-performing emerging region in 2003. This is largely attributable to Brazil, which boasted the best-performing stock index in the world in 2003. We believe that the entrenched cycle of interest-rate cuts (that occurred in 2003) bodes well for Brazil’s economic growth, as does the government’s progress in implementing a program of economic and social reform.

Overall, the Fund experienced positive gains across all sectors, with the materials, financials and consumer discretionary sectors contributing the highest returns. Relative to the Index, the Fund’s top-performing countries, primarily due to stock selection, were South Korea, Brazil, and Russia.

What was the Fund’s strategy in response to prevailing market conditions?

In order to take advantage of the economic conditions occurring in Brazil, the Fund increased its position in Brazil and was overweight versus the benchmark. This overweight, coupled with strong stock selection in Brazilian securities, greatly benefited Fund performance. In particular, Unibanco, the fourth-largest private bank in Brazil, generated Fund returns of 141% and was a top-five contributor to Fund performance overall and the top contributor in Brazil.

How is the Fund positioned?

We believe emerging-market countries have already received most of the benefits that will come from the U.S. recovery in the form of greater export activity. The next catalyst for emerging-market economic growth is likely to be increased trade with China and Japan, and possibly Europe. We are most positive about the growth prospects for Asian markets, particularly Indonesia and Malaysia. Thailand’s economy also is strong, but the Fund no longer is materially overweight in that region, since we believe stock prices already reflect much of that strength.

Domestic factors in Latin America, such as a recovery in bank lending, also may spark greater growth in the region. Mexico and Brazil may experience further declines in interest rates, which should buoy the domestic economy and promote an increasingly positive environment for equities. The Fund’s overweight position in Brazil has been reduced yet remains significant and still overweight.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Emerging Markets Fund (Class I Shares)1
the MSCI Emerging Markets Free Index2
and the S&P/IFCI Emerging Markets Composite Index3

11

Management

Gartmore GVIT Emerging Markets Fund

Average Annual Total Returns
Periods ended December 31, 2003

	1 Year	Life[4]

Class I shares	65.26%	-0.04%
Class II shares[5]	64.66%	-0.29%
Class III shares[5]	65.22%	-0.04%
Class VI shares[5]	64.86%	-0.30%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The MSCI Emerging Markets Free Index (the “MSCI Index”) is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/IFCI Emerging Markets Composite Index (the “S&P/IFCI Index”) to the MSCI Index for two principal reasons. First, the Fund’s subadviser believes that since the Fund’s inception, the MSCI Index has evolved to a point that it is now as comprehensive as the S&P/IFCI Index. Second, the Fund’s subadviser also believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S. based emerging market mutual funds than is the S&P/IFCI Index. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[3]	The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[4]	The Gartmore GVIT Emerging Markets Fund commenced operations August 30, 2000.

[5]	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and through December 31, 2003 for Class VI shares are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 16 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT International Growth Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 35.62% (Class I) versus 41.41% for its benchmark index, the Morgan Stanley Capital International (“MSCI”) All Country World Free Excluding U.S. Index.

For broader comparison, the average return for this Fund’s peer category (International Funds) was 35.41%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Concern about the events in Iraq drove down global market performance during the first quarter of 2003. Once Baghdad fell, however, markets soared in the second quarter and remained strong thereafter. Positive fundamentals, such as improved corporate earnings, stronger corporate and consumer spending patterns, and a healthy dose of economic stimulus (particularly in the United States) also drove the strong performance of both the Fund and the global markets.

Economically-sensitive areas performed best. In line with this pattern, the Fund’s financials holdings, on an absolute basis, added most to the Fund’s return, followed by the consumer discretionary and information technology sectors. Relative to the index, the financials, information technology and utility sectors added the most to the Fund’s performance, primarily due to good stock selection.

What was the Fund’s strategy in response to prevailing market conditions?

To take advantage of the more upbeat global conditions, the Fund held overweight positions versus those of the benchmark Index in certain cyclical sectors (areas that typically perform best during market recoveries) such as consumer discretionary and information technology. Unfortunately, the Fund’s underweight position in other cyclical sectors, such as materials and industrials, hurt returns. In addition, the Fund’s stock selection in industrials and telecommunications detracted from results.

Stock selection in Japan added 4% to the Fund’s relative returns. Japan’s economy rebounded due to increasing domestic demand and greater capital spending, which was a welcome change after the Japanese economy had been mired in a decade-long recession. Stocks in the United Kingdom and Germany also added to Fund returns.

The Fund’s stock selection in the United Kingdom, Brazil and China added to performance and captured the improving economic conditions in these regions.

12

Management

How is the Fund positioned?

GGP expects the U.S. or global economic recovery to moderate this year. Japan and the United Kingdom are two of the few markets where the recovery seems to be firmly established. For this reason, GGP is looking for more opportunities in the United Kingdom (the Fund already is overweight in Japan) among companies that have implemented clear cost-cutting measures and offer good-quality, long-term growth. Valuations in cyclicals have become high, so GGP expects other, more defensive sectors to catch up.

In terms of country allocation, the Fund remains overweight in Japan as further signs of economic improvement emerge. Likewise, the Fund is overweight in certain emerging-market economies, such as Hong Kong, which continues to benefit from improving economic growth in the region and asset price inflation in Hong Kong (primarily from inflation in real assets, particularly real estate).

Comparison of a Hypothetical $10,000 Investment in the

Gartmore GVIT International Growth Fund (Class I Shares)1
and The Morgan Stanley Capital International (MSCI)
All Country World Index Free Ex U.S.2

Gartmore GVIT International Growth Fund

Average Annual Total Returns
Periods ended December 31, 2003

	1 Year	Life[3]

Class I shares	35.62%	-12.77%
Class II shares[4]	35.28%	-12.99%
Class III shares[4]	35.33%	-12.77%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The MSCI All Country World Index Free ex U.S. is an unmanaged index that is designed to represent the performance of the stocks in companies in all countries except the United States. Unlike mutual funds, the Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund commenced operations August 30, 2000.

[4]	These returns through December 31, 2003 for Class II shares and until the creation of Class III shares (May 2, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 16 for more information.

Past performance is not predictive of future performance.

13

Management

Investment Adviser

Gartmore Global Asset Management Trust (“GGAMT”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of March 31, 2004, GGAMT and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $418 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on a Fund’s average daily net assets. The total management fees (including fees paid to the subadvisers) paid by each Fund for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average daily net assets, are as follows:

Fund	Fee

Gartmore GVIT Emerging Markets	1.15%
Gartmore GVIT International Growth	1.00%

Effective May 1, 2004, the contractual management fee for the Funds have been changed as follows:

Fund	Assets	Fee

Gartmore GVIT Emerging	$0 up to $500 million	1.15%
Markets Fund	$500 million up to $2 billion	1.10%
	$2 billion and more	1.05%
Gartmore GVIT International	$0 up to $500 million	1.00%
Growth Fund	$500 million up to $2 billion	0.95%
	$2 billion and more	0.90%

Subadviser

Gartmore Global Partners (“GGP”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP will manage each Fund’s assets in accordance with the Fund’s investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company’s asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.3 billion is managed by GGP.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Funds’ average daily net assets, as follows:

Fund	Fee

Gartmore GVIT Emerging Markets	0.575%
Gartmore GVIT International Growth	0.50%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

Portfolio Management Team—Gartmore GVIT

Emerging Markets Fund

Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging markets at Invesco.

Mr. Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

Portfolio Management Team—Gartmore GVIT International Growth Fund

The GGP Global Equities Team is responsible for day-to-day management of the Gartmore GVIT International Growth Fund.

14

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I and Class III shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, “Nationwide”), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class VI shares of the Gartmore GVIT Emerging Markets Fund are currently sold to separate accounts of Nationwide, to fund benefits payable under variable life contracts and may be sold to separate accounts of unaffiliated insurance companies in the future. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative service fees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of the Funds’ shares, however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund less its liabilities divided by the total number of outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund’s NAV. If current prices are not available for a security, or if Gartmore SA Capital trust (“GSACT”), as the Funds’ administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. In particular, GSACT may determine that an investment should be valued at fair value if the value of a security held

15

Buying and Selling Fund Shares

by a fund has been materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Selling Shares

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of the Funds may not be redeemed or the Funds may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Funds also have adopted short-term trading fees for Class III and VI shares. The Funds will assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III or Class VI shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the Class III or Class VI shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III or Class VI shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of the Fund. Short-term trading fees are intended to discourage variable

16

Buying and Selling Fund Shares

insurance contract owners from short-term trading of Class III and Class VI shares. Short-term trading fees are paid directly to a Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class III or Class VI shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2.	Variable insurance contract withdrawals or loans, including required minimum distributions; and

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II and Class VI shares of a Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II or Class VI shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

17

Distributions and Taxes

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

18

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contract. If these charges were reflected, returns would be lower than those shown. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

	Gartmore GVIT Emerging Markets Fund

	Class I Shares

	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,
	2000 (c)		2001 (d)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$7.51	$7.08	$5.99

Investment Activities:
Net investment income (loss)	—		0.06	0.05	0.09
Redemption fees	—		—	0.01	0.01
Net realized and unrealized gains (losses) on investments	(2.48)		(0.45)	(1.14)	3.80

Total from investment activities	(2.48)		(0.39)	(1.08)	3.90

Distributions:
Net investment income	(0.01)		(0.04)	(0.01)	(0.05)

Total distributions	(0.01)		(0.04)	(0.01)	(0.05)

NET ASSET VALUE — END OF PERIOD	$7.51		$7.08	$5.99	$9.84

Total Return	(24.83%	)(g)	(5.18% )	(15.23% )	65.26%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$3,991		$15,974	$10,005	$16,993
Ratio of expenses to average net assets	1.75%	(h)	1.70%	1.43%	1.39%
Ratio of net investment income (loss) to average net assets	(0.21%	)(h)	0.57%	0.63%	1.17%
Ratio of expenses (prior to reimbursements) to average net assets (a)	4.09%	(h)	2.39%	(i )	(i )
Ratio of net investment income (loss)(prior to reimbursements) to average net assets (a)	(2.55%	)(h)	(0.12% )	(i )	(i )
Portfolio turnover (b)	43.33%		140.18%	219.84%	133.49%

	Gartmore GVIT Emerging Markets Fund

	Class II Shares			Class III Shares

	Period Ended		Year Ended	Period Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,
	2002 (e)		2003	2002 (f)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$7.71		$5.99	$7.90		$5.99

Investment Activities:
Net investment income (loss)	0.01		0.04	0.01		0.06
Redemption fees	0.01		0.01	0.01		0.01
Net realized and unrealized gains (losses) on investments	(1.73)		3.81	(1.91)		3.82

Total from investment activities	(1.71)		3.86	(1.89)		3.89

Distributions:
Net investment income	(0.01)		(0.03)	(0.02)		(0.04)

Total distributions	(0.01)		(0.03)	(0.02)		(0.04)

NET ASSET VALUE — END OF PERIOD	$5.99		$9.82	$5.99		$9.84

Total Return	(22.23%	)(g)	64.66%	(23.99%	)(g)	65.22%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$454		$6,360	$11,435		$46,902
Ratio of expenses to average net assets	1.71%	(h)	1.66%	1.39%	(h)	1.42%
Ratio of net investment income (loss) to average net assets	0.44%	(h)	0.35%	0.61%	(h)	0.89%
Portfolio turnover (b)	219.84%		133.49%	219.84%		133.49%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(c)	For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(d)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(e)	For the period from March 4, 2002 (commencement of operations) through December 31, 2002.
(f)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(g)	Not annualized.
(h)	Annualized.

(i)	There were no fee reductions during the period.

19

Financial Highlights

	Gartmore GVIT International Growth Fund

	Class I Shares

	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,
	2000 (c)		2001 (d)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$8.62	$6.14	$4.66

Investment Activities:
Net investment income (loss)	(0.01)		0.01	0.01	0.07
Redemption fees	—		—	0.01	—
Net realized and unrealized gains (losses) on investments	(1.37)		(2.47)	(1.50)	1.59

Total from investment activities	(1.38)		(2.46)	(1.48)	1.66

Distributions:
Net investment income	—		(0.02)	—	—

Total distributions	—		(0.02)	—	—

NET ASSET VALUE — END OF PERIOD	$8.62		$6.14	$4.66	$6.32

Total Return	(13.70%	)(f)	(28.65% )	(24.10% )	35.62%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$9,239		$9,448	$6,859	$3,678
Ratio of expenses to average net assets	1.60%	(g)	1.58%	1.29%	1.25%
Ratio of net investment income (loss) to average net assets	(0.17%	)(g)	0.05%	0.53%	0.83%
Ratio of expenses (prior to reimbursements) to average net assets (a)	2.88%	(g)	2.69%	1.33%	(h )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(1.45%	)(g)	(1.06% )	0.49%	(h )
Portfolio turnover (b)	93.02%		245.96%	257.38%	331.02%

	Class III Shares

	Period Ended		Year Ended
	December 31,		December 31,
	2002 (e)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$5.95		$4.67

Investment Activities:
Net investment income (loss)	(0.01)		0.02
Redemption fees	0.01		—
Net realized and unrealized gains (losses) on investments	(1.28)		1.63

Total from investment activities	(1.28)		1.65

Distributions:
Net investment income	—		—

Total distributions	—		—

NET ASSET VALUE — END OF PERIOD	$4.67		$6.32

Total Return	(21.51%	)(f)	35.33%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$2,232		$6,912
Ratio of expenses to average net assets	1.32%	(g)	1.33%
Ratio of net investment income (loss) to average net assets	0.08%	(g)	0.24%
Portfolio turnover (f)	257.38%		331.02%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(c)	For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(d)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(e)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

20

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semi-Annual Report

To obtain a document free of charge, call

1-800-848-6331 or contact your variable insurance provider.
Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
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Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-4930-5/04

Fund Summaries
Gartmore GVIT Nationwide Leaders Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT U.S. Growth Leaders Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Worldwide Leaders Fund	9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Funds	12
Principal Investments and Techniques
Principal Risks
Temporary Investments

Management	14
Management’s Discussion of Fund Performance
Investment Adviser
Subadviser— Gartmore GVIT Worldwide Leaders Fund

Buying and Selling Fund Shares	20
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	23
Dividends and Distributions
Tax Status

Financial Highlights	24

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about three funds (the “Funds”) of Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds”, beginning on page 12. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because these Funds invest in fewer underlying securities than most mutual funds, they each may present substantially higher risks and greater volatility than other funds. Each Fund may not be appropriate for all investors. The Fund Summaries contain discussions of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Funds have three different share classes— Class I, Class II and Class III. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to all three classes of the Funds.

For more information about who may purchase the different share classes, see, “Buying and Selling Fund Shares” on page 20.

2

Fund Summaries — Gartmore GVIT Nationwide Leaders Fund

Total return:
Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security’s prospects for increasing in value.
U.S. Leaders:
A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the marketplace. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.
Market capitalization:
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the common stock of the company multiplied by the current share price.

Objectives and Principal Strategies

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

To achieve its objective, the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund’s portfolio manager generally intends to be fully invested in these securities. The Fund’s portfolio manager seeks companies which generally meet one of the following character traits:

•	above average revenue growth,
•	consistent earnings growth,
•	above average earnings growth, or
•	the price of the security is attractive.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index®.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund. The portfolio manager participates in frequent portfolio transactions, which will lead to higher transaction costs.

It usually will sell portfolio securities if:

•	The outlook of a company’s earnings growth becomes less attractive.
•	More favorable opportunities are identified.
•	There is a significant increase in share price.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund’s holdings in a single issuer may have a greater impact on the Fund’s net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

Portfolio turnover risk. The portfolio manager may engage in active and frequent trading of all or part of the securities. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund’s share price.

For additional information about the Fund’s investments and risks, see “More About the Funds” on page 12.

3

Fund Summaries — Gartmore GVIT Nationwide Leaders Fund

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total return over time and show that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return—Class III Shares1:

Best Quarter:	14.4%	2nd qtr. of 2003
Worst Quarter:	-16.3%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares[2]	25.38%	8.73%
Class II Shares[2]	25.27%	8.50%
Class III Shares[3]	25.59%	8.78%
S&P 500® Index[4]	28.70%	0.12%

[1]	The Fund commenced operations on December 31, 2001.

[2]	These returns until the creation of the Class I shares (May 9, 2002) and through December 31, 2003 for the Class II shares are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[3]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21 for more information.

[4]	The S&P 500® Index is an unmanaged index of 500 widely held stocks of large U.S. companies. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
.............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.24%	0.23%

Total Annual Fund Operating Expenses[3]	1.14%	1.39%	1.13%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21.

[3]	GMF and the Fund have entered into a written contract limiting total fund operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.10% for each Class at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.35% for Class I and Class III shares and 1.60% for Class II shares before GMF would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does

4

Fund Summaries — Gartmore GVIT Nationwide Leaders Fund

not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$116	$362	$628	$1,386
Class II	$142	$440	$761	$1,669
Class III	$115	$359	$622	$1,375

5

Fund Summaries — Gartmore GVIT U.S. Growth Leaders Fund

U.S. Growth Leaders:
A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.
Market capitalization:
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The Fund seeks long-term growth.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund’s portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500® Index. The Fund may also invest in indexed/ structured securities and may engage in securities lending in order to generate additional income for the Fund.

The Fund’s portfolio managers usually will sell portfolio securities if:

•	It is unlikely earnings expectations will be met.
•	The price of the security is or becomes overvalued.
•	The outlook for a company’s earnings growth becomes less attractive.
•	More favorable opportunities are identified.

The Fund will invest at least 25% of its assets in a group of companies in software and related technology industries.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the portfolio turnover rate of the Fund. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted by the portfolio managers’ ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s net asset value and total

6

Fund Summaries — Gartmore GVIT U.S. Growth Leaders Fund

return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

Concentration risk. The Fund invests 25% or more of its assets in companies in software and other technology related industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related industries such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

Portfolio turnover risk. The portfolio managers engage in active and frequent trading of all or part of the securities of the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” on page 12.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and show that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return—Class III Shares1:

Best Quarter:	24.5%	2nd qtr. of 2003
Worst Quarter:	-15.7%	2nd qtr. of 2002

Average Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares[2]	52.14%	7.68%
Class II Shares[2]	51.91%	7.60%
Class III Shares[3]	52.39%	7.91%
Standard & Poor’s® 500 Index[4]	28.70%	0.12%

[1]	The Fund commenced operations on December 31, 2001.

[2]	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[3]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21 for more information.

[4]	The S&P 500® Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

7

Fund Summaries — Gartmore GVIT U.S. Growth Leaders Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
.............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees[3]	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.29%	0.29%	0.29%

Total Annual Fund Operating Expenses[4]	1.19%	1.44%	1.19%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21.

[3]	The management fee given above is a base fee and may be higher or lower depending upon the Fund’s performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled “Management” on page 14.

[4]	GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees short sale dividend expenses and administrative service fees) from exceeding 1.15% for each class at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.40% for Class I and Class III shares and 1.65% for Class II shares before GMF would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$121	$378	$654	$1,443
Class II	$147	$456	$787	$1,724
Class III	$121	$378	$654	$1,443

8

Fund Summaries — Gartmore GVIT Worldwide Leaders Fund

A “Worldwide Leader” is a company located anywhere in the world that, based on GGP’s assessment, is well positioned to take advantage of growth opportunities in its industry. The “worldwide leaders,” in which the Fund invests include equity securities of companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP varies the combination of securities chosen for the Fund based on market conditions and the opportunities available.

Objective and Principal Strategies

The Fund seeks long term capital growth.

GMF has chosen Gartmore Global Partners (“GGP”) as a subadviser to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in at least three different countries.

GGP chooses equity securities of companies that it considers to be “worldwide leaders.” Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which the Fund’s securities are traded.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

GGP primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, warrants, and depositary receipts for any of the foregoing. The Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

9

Fund Summaries — Gartmore GVIT Worldwide Leaders Fund

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or have a broader investment style.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

Portfolio turnover risk. GGP may engage in active and frequent trading of all or part of the securities of the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

Derivative risk. The Fund may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 12.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	19.1%	4th qtr. of 1998
Worst Quarter:	-22.1%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 20032:

	One	Five	Since
	Year	Years	Inception[3]

Class I Shares[1]	36.06%	-2.34%	1.11%
Class II Shares[4]	35.72%	-2.59%	0.86%
Class III Shares[4]	36.06%	-2.34%	1.11%
Morgan Stanley Capital International (MSCI) World Index[5]	33.76%	-0.39%	7.58%

[1]	The existing shares of the Funds were designated Class I shares as of May 1, 2001.

[2]	Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

[3]	The Fund commenced operations on October 31, 1997.

[4]	These returns until the creation of the Class III shares (May 2, 2003) and through December 31, 2003 for the Class II shares are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21 for more information.

[5]	The Morgan Stanley Capital International (MSCI) World Index— an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the

10

Fund Summaries — Gartmore GVIT Worldwide Leaders Fund

MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.32%	0.32%	0.32%

Total Annual Fund Operating Expenses	1.32%	1.57%	1.32%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$134	$418	$723	$1,590
Class II	$160	$496	$855	$1,867
Class III	$134	$418	$723	$1,590

11

More About the Funds

Principal Investments and Techniques

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (“SAI”) contains additional information about the Funds, including the Funds’ other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

Convertible Securities (Nationwide Leaders). Convertible securities—also known as convertibles—include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and “newer,” better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non- convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Warrants (Worldwide Leaders). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Depositary receipts (Worldwide Leaders). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Derivatives (Worldwide Leaders). The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

Principal Risks

Foreign risk (Worldwide Leaders). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

•	Country—General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund’s securities that trade in the country. These movements will affect a Fund’s share price and a Fund’s performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

12

More About the Funds

•	Foreign markets—The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often may be higher in foreign countries than they are in the U.S. These factors can reduce the amount the Funds can earn on their investments.
•	Governmental supervision and regulation/ account standards— Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.
•	Currency—Some of the Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

13

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. The discussion is provided by GMF or GGAMT and GGP, as applicable, and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio manager as of that date may not be realized.

Gartmore GVIT Nationwide Leaders Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 25.59% (Class III) versus 28.70% for its benchmark, the S&P 500 Index.

For broader comparison, the average return for this Fund’s current peer category (Multi-Cap Value Funds) was 31.55%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

After experiencing three agonizing years of negative returns and a shaky first quarter of 2003, global equity markets soared during the remainder of 2003, and the S&P 500 Index gained 29% for the year. Massive amounts of monetary and fiscal stimulus served as fuel for this powerful, global recovery. In the United States, a combination of tax cuts, reduced interest rates, and a weaker dollar provided the greatest amount of stimulus the country’s economy had seen in decades. This high degree of stimulus drove stronger consumer spending and economic growth, and provided a greatly improved environment for corporate profit growth.

Those U.S. economic sectors with the greatest sensitivity to a recovering economy gained the most during 2003. For instance, the annual return for the information technology sector was 47%; the annual return for the materials sector was 38%; and the annual return for the consumer discretionary sector was 37%.

The Fund lagged its benchmark primarily because of a significant underweight position in the information technology sector, and as a result of stock selection within the information technology and financial sectors. Lack of exposure by the Fund to some of the “high-flying” stocks within these sectors during the period hurt Fund performance.

For instance, the Fund did not own semiconductor stocks such as National Semiconductor Corp. and Maxim Integrated Products Inc., which gained 163% and 51%, respectively. A lack of exposure to diversified financial stocks, such as Capital One Financial Corp. and Countrywide Financial Corp., which gained 107% and 97%, respectively, also hurt returns.

What was the Fund’s strategy in response to prevailing market conditions?

As always, the Fund’s strategy was to pick the “best stocks,” which are defined as stocks with the highest earnings potential, the strongest business models, and healthy balance sheets.

Unfortunately, given the tremendous gains achieved by the most speculative stocks within the benchmark Index (such as Corning Inc., which gained 215% and represented ..13% of the Index and the Williams Co., which gained 263.70% and represented .05% of the Index) which the Funds did not hold, the Fund underperformed its benchmark during the period.

How is the Fund positioned?

We expect the U.S. economic recovery to persist in 2004 because of the ongoing impact of 2003’s monetary and fiscal stimulus as well as improved corporate profitability. We look for a greater contribution from the corporate sector in terms of higher capital spending and inventory rebuilding, and a somewhat reduced contribution from consumer spending. Thus, a major change in the Fund’s position will be to increase the Fund’s holdings in the information technology sector and to reduce the Fund’s holdings in the consumer discretionary sector. We also are concentrating on higher-quality stocks, such as those in the health-care sector. These stocks historically deliver solid earnings regardless of economic conditions.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Nationwide Leaders
Fund (Class III Shares) and
the S&P 500 Index1,2

14

Management

Gartmore GVIT Nationwide Leaders Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[3]

Class I Shares[4]	25.38%	8.73%
Class II Shares[4]	25.27%	8.50%
Class III Shares[5]	25.59%	8.78%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund commenced operations December 31, 2001.

[4]	These returns until the creation of the Class I shares (May 9, 2002) and through December 31, 2003 for the Class II shares are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges.

[5]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT U.S. Growth Leaders Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund significantly outperformed its benchmark, the S&P 500 Index, returning 52.39% (Class III) versus 28.70%.

For broader comparison, the average return for this Fund’s peer category (Multi-Cap Growth Funds) was 35.55%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Early in 2003, market performance was very tentative, seemingly taking its daily cues from events in the Middle East. Investors’ attention was redirected in the Spring, however, as economic indicators began to heat up, pushing the equity markets toward a more surefooted, positive year. For example, each of the last three quarters in 2003 produced improved earnings reports versus their counterparts in 2002. Consistent with the historical market behavior of previous economic recoveries, higher-beta areas of the market (those considered riskier) outperformed the more defensive areas. The Fund’s generally aggressive posture during the period allowed the Fund to benefit from these changing conditions and to perform significantly better than the Fund benchmark.

What was the Fund’s strategy in response to prevailing market conditions?

In line with the optimistic market conditions that characterized much of the period, the Fund placed an emphasis on cyclical sectors— those sectors that likely would benefit most from the economic recovery. In particular, the Fund maintained more than 55% of the Fund’s assets in the information technology and consumer discretionary sectors, both of which positions added significantly to the Fund’s return. The Fund’s largest industry within the information technology sector, semiconductors and semiconductor equipment, also posted the greatest return of any of the Fund’s industries. Semiconductors are considered a high risk/reward area, even within the generally volatile information technology sector; these stocks were the first place to which investors turned as the economic recovery appeared imminent. Within this environment, returns for industry leaders such as National Semiconductor Corp. and Intel Corp. shot up (76% for National Semiconductor and 27% for Intel Corp.), adding more than 1% each to the Fund’s return. The Fund’s second-largest area, consumer discretionary, surged due to strong sales, particularly at high-end retailers.

On the downside, individual Fund investments such as that in Wyeth detracted from Fund returns. Wyeth had performed well for a portion of the period; however, Wyeth’s ongoing involvement in Fen-Phen litigation damaged the Wyeth stock price toward the end of the period.

How is the Fund positioned?

We anticipate that economic growth will continue to improve throughout 2004, helping all areas of the market. Specifically, we expect companies within sectors such as information technology, consumer discretionary, and industrials to benefit the most. While the Fund remains focused on each of these abovementioned areas, the Fund holds the highest weight in technology stocks. Consumer demand for technology products has helped the sector recently, and now we are seeing a needed uptick in capital spending from large firms. This spending is likely to greatly advance the sector’s recovery.

15

Management

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT U.S. Growth Leaders
Fund (Class III Shares) and the
S&P 500 Index1,2

Gartmore GVIT U.S. Growth Leaders Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[3]

Class I Shares[4]	52.14%	7.68%
Class II Shares[4]	51.91%	7.60%
Class III Shares[5]	52.39%	7.91%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund commenced operations December 31, 2001.

[4]	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class II shares, these returns have been restated for the applicable sales charges.

[5]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 21 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT Worldwide Leaders Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, returning 36.06% (Class I) versus 33.76%.

For broader comparison, the average return for this Fund’s peer category (Global Funds) was 33.65%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

After three years of negative returns and a shaky first quarter of 2003, global equity markets surged throughout the remainder of 2003, delivering double-digit returns for the year.

Massive amounts of monetary and fiscal stimulus provided fuel for the powerful global economic recovery. Those areas in which the most stimulus was applied, such as the United States, saw the greatest improvement, while those areas that received the least amount of stimulus, such as in continental Europe, lagged.

During the third quarter of 2003, market conditions were at their peak. Economic growth and corporate profits were improving around the globe thanks in part to low interest and inflation rates. Third-quarter U.S. economic growth was up 8.2%, quarter over quarter, and about 4% for the year; and U.S. profits peaked during the third quarter. China’s economy also saw a boom during 2003, delivering 9.0% growth during the third quarter and 8.0% for the year.

Japan and the rest of the Asian region benefited from expanded trading activity with both China and the United States. European markets rallied the most during the fourth quarter, despite sluggish growth and a stronger euro (Europe’s common currency). European corporate profits improved because of stronger demand from the recovering economy. This greater demand is offsetting the negative impact of a strengthening euro. U.S. investors holding European assets gained from the positive currency effects of a weaker U.S. dollar.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s strategy during the period was to be overweight in the more economically sensitive markets and industries to take advantage of the global recovery. For instance, the Fund was overweight in emerging markets and Japanese stocks, which posted returns of 56% (MSCI

16

Management

Emerging Markets Free Index) and 36% (Japan’s return in the MSCI World Index), respectively, in 2003.

The Fund also was overweight in the best-performing sectors in 2003, such as information technology, industrials, financials, and consumer discretionary. Stock selection added to the Fund’s results, particularly the Fund’s holdings in the financials, health-care, consumer discretionary, and utility sectors.

How is the Fund positioned?

We expect the global economic recovery to continue, but at a slower pace. The Fund’s major strategic positioning is an underweight in U.S. equities and an overweight in Japanese stocks. Weak U.S. job growth, relatively high U.S. valuations, and a weakening dollar drove the Fund’s stance in the United States. Robust Japanese growth (prompted by increased trading activity with a vibrant Chinese economy) led to our decision to increase the Fund’s exposure to Japan’s market. Japanese companies are highly leveraged, which means that as the sales by Japanese companies increase, so too will their earnings.

In terms of sector weightings, we increased the Fund’s holdings in the financials, consumer discretionary and energy sectors due to attractive valuations, stronger consumer spending, and higher energy prices. We reduced the Fund’s holdings in the information technology and industrials sectors, and we increased the consumer staples weighting to position the portfolio more defensively, given the slowing momentum of the global recovery.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Worldwide Leaders Fund
(Class I Shares) and the Morgan Stanley
Capital International (MSCI) Index1,2

Gartmore GVIT Worldwide Leaders Fund

Average Annual Total Returns
Periods ended December 31, 2003

	1 Year	5 Years	Life[3]

Class I Shares	36.06%	-2.34%	1.11%
Class II Shares[4]	35.72%	-2.59%	0.86%
Class III Shares[4]	36.06%	-2.34%	1.11%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Morgan Stanley Capital International (MSCI) World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East— gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Worldwide Leaders Fund commenced operations October 31, 1997. Until May 1, 2000, the Fund was managed as a global equity fund, and up until that date, this performance represents this more diversified strategy.

[4]	These returns until the creation of the Class III shares (May 2, 2003) and through December 31, 2003 for the Class II shares are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page for more information.

Past performance is not predictive of future performance.

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of each Fund’s assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and advises mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $22.5 billion was managed by GMF.

The Gartmore GVIT Nationwide Leaders Fund pays GMF a management fee, which is based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average net assets and not taking into account any applicable waivers, was 0.90%.

17

Management

The Gartmore GVIT Worldwide Leaders Fund pays GMF an annual management fee, which is based on the Fund’s average daily net assets. The total management fee (including fees paid to subadvisers) paid by the Fund for the fiscal year ended December 31, 2003— expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers— was 1.00%.

The Gartmore GVIT U.S. Growth Leaders Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund’s performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund’s average daily net assets and includes breakpoints so fees, as a percentage of net assets, decrease as assets increase:

	Minimum	Base	Maximum
Net Assets	Fee	Fee	Fee

0—$500 million	0.68%	0.90%	1.12%
500 million—$2 billion	0.62%	0.80%	0.98%
$2 billion or more	0.59%	0.75%	0.91%

The total management fee paid by the Fund for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average net assets and not taking into account any applicable waivers, was 0.90%.

Portfolio Manager— Gartmore GVIT Nationwide Leaders Fund

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund’s investments.

Mr. Melluish joined Gartmore Investment Management plc (“GIM”), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and co-manages the Gartmore Total Return Fund and the Gartmore GVIT Total Return Fund.

Portfolio Managers— Gartmore GVIT U.S. Growth Leaders Fund

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick joined GMF in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2002, he worked at Barra, Inc., a risk management firm, where he led a group which focused on portfolio construction and risk management issues for institutional investors and hedge funds.

Subadviser— Gartmore GVIT Worldwide Leaders Fund

Gartmore Global Partners (“GGP”), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Gartmore Worldwide Leaders Fund. Subject to the supervision of GMF and the Trustees, GGP manages the Gartmore GVIT Worldwide Leaders Fund’s assets in accordance with the Fund’s investment objective and strategies. GGP makes investment decisions for the Gartmore GVIT Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company’s asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.3 billion is managed by GGP.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended December 31, 2003— expressed as a percentage of the Fund’s average daily net assets— of 0.50%.

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one

18

Management

investment manager. The following describes the person primarily responsible for day-to-day management of each Fund.

Portfolio Management Team

Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore GVIT Worldwide Leaders Fund. He also manages the Gartmore Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

19

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate insurance companies (collectively, Nationwide), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds’ administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades but prior to the next calculation of the Fund’s NAV.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the

20

Buying and Selling Fund Shares

shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund in not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Funds also have adopted short-term trading fees for Class III shares. The Funds will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. Short-term trading fees are paid directly to a Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class III shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-

21

Buying and Selling Fund Shares

term trading in a Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging

2.	Variable insurance contract withdrawals or loans, including required minimum distributions

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate its distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales changes.

22

Distributions and Taxes

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

23

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or for the period of the Fund’s operations if less than five years). Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contract. If these charges were reflected, returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statement, is included in the annual report, which is available upon request.

	Gartmore GVIT Nationwide Leaders Fund

	Class I Shares			Class III Shares

	Period Ended		Year Ended	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2002 (c)		2003	2001 (d)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$11.20		$9.44	$10.00		$10.08	$9.44

Investment Activities:
Net investment income (loss)	0.03		0.01	—		0.04	0.01
Redemption fees	0.02		0.01	—		0.02	0.01
Net realized and unrealized gains (losses) on investments	(1.75)		2.37	0.08		(0.64)	2.39

Total from investment activities	(1.70)		2.39	0.08		(0.58)	2.41

Distributions:
Net investment income	(0.06)		(0.02)	—		(0.06)	(0.02)

Total distributions	(0.06)		(0.02)	—		(0.06)	(0.02)

NET ASSET VALUE — END OF PERIOD	$9.44		$11.81	$10.08		$9.44	$11.83

Total Return	(15.17%	)(e)	25.38%	0.80%	(e)	(5.78% )	25.59%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$247		$530	$1,008		$8,463	$8,801
Ratio of expenses to average net assets	1.12%	(f)	1.14%	1.25%	(f)	1.15%	1.13%
Ratio of net investment income (loss) to average net assets	1.03%	(f)	0.05%	(0.16%	)(f)	0.80%	0.16%
Ratio of expenses (prior to reimbursements) to average net assets (a)	(g	)	(g )	20.55%	(f)	1.16%	(g )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(g	)	(g )	(19.46%	)(f)	0.79%	(g )
Portfolio turnover (b)	105.28%		244.94%	0.00%		105.28%	244.94%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(c)	For the period from May 9, 2002 (commencement of operations) through December 31, 2002.
(d)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per
(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

24

Financial Highlights

	Gartmore GVIT U.S. Growth Leaders Fund

					Class II
	Class I Shares				Shares

	Period Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,
	2002 (c)		2003		2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$8.64		$7.56		$8.17

Investment Activities:
Net investment income (loss)	(0.02)		(0.02)		(0.02)
Redemption fees	0.01		0.01		0.01
Net realized and unrealized gains (losses) on investments	(1.07)		3.95		3.36

Total from investment activities	(1.08)		3.94		3.35

Distributions:
Net realized gains	—		(0.76)		(0.76)

Total distributions	—		(0.76)		(0.76)

NET ASSET VALUE — END OF PERIOD	$7.56		$10.74		$10.76

Total Return	(12.50%	)(f)	52.14%		41.02%	(f)
Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$476		$6,199		$4,101
Ratio of expenses to average net assets	1.16%	(g)	1.19%		1.43%	(g)
Ratio of net investment income (loss) to average net assets	(0.56%	)(g)	(0.50%	)	(0.66%	)(g)
Ratio of expenses (prior to reimbursements) to average net assets (a)	(h	)	(h	)	(h	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(h	)	(h	)	(h	)
Portfolio turnover (b)	754.41%		580.71%		580.71%

	Gartmore GVIT U.S. Growth Leaders Fund

	Class III Shares

	Period Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,
	2001 (e)		2002		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$9.92		$7.58

Investment Activities:
Net investment income (loss)	—		(0.05)		(0.03)
Redemption fees	—		0.01		0.01
Net realized and unrealized gains (losses) on investments	(0.08)		(2.30)		3.99

Total from investment activities	(0.08)		(2.34)		3.97

Distributions:
Net realized gains	—		—		(0.76)

Total distributions	—		—		(0.76)

NET ASSET VALUE — END OF PERIOD	$9.92		$7.58		$10.79

Total Return	(0.80%	)(f)	(23.59%	)	52.39%
Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$2,976		$6,501		$54,959
Ratio of expenses to average net assets	1.25%	(g)	1.10%		1.19%
Ratio of net investment income (loss) to average net assets	(0.40%	)(g)	(0.64%	)	(0.50%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)	7.56%	(g)	(h	)	(h	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(6.71%	)	(h	)	(h	)
Portfolio turnover (b)	9.71%	(g)	754.41%		580.71%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from June 3, 2002 (commencement of operations) through December 31, 2002.
(d)	For the period from March 21, 2003 (commencement of operations) through December 31, 2003.
(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $9.92 per share.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

25

Financial Highlights

	Gartmore GVIT Worldwide Leaders Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$11.75	$13.89	$11.65	$9.28	$6.85

Investment Activities:
Net investment income (loss)	0.07	0.13	0.07	(0.04)	0.01
Net realized and unrealized gains (losses) on investments	2.60	(1.81)	(2.26)	(2.29)	2.46

Total from investment activities	2.67	(1.68)	(2.19)	(2.33)	2.47

Distributions:
Net investment income	(0.05)	(0.11)	(0.18)	(0.08)	—
Net realized gains (losses)	(0.48)	(0.44)	—	—	—
Tax return of capital	—	(0.01)	—	(0.02)	—

Total distributions	(0.53)	(0.56)	(0.18)	(0.10)	—

NET ASSET VALUE — END OF PERIOD	$13.89	$11.65	$9.28	$6.85	$9.32

Total Return	22.92%	(12.32% )	(18.81% )	(25.39% )	36.06%
Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$60,840	$81,359	$70,469	$26,467	$27,624
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	0.31%	1.01%	0.66%	0.29%	0.30%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.54%	1.42%	1.30%	1.32%	(g )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(0.03% )	0.79%	0.56%	0.29%	(g )
Portfolio turnover (b)	79.22%	184.98%	128.06%	529.97%	603.34%

	Class III Shares

	Period Ended
	December 31,
	2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$6.89

Investment Activities:
Net investment income (loss)	(0.01)
Net realized and unrealized gains (losses) on investments	2.44

Total from investment activities	2.43

Distributions:
Net investment income	—
Net realized gains	—
Tax return of capital	—

Total distributions	—

NET ASSET VALUE — END OF PERIOD	$9.32

Total Return	35.27%	(e)
Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$5,853
Ratio of expenses to average net assets	1.35%	(f)
Ratio of net investment income (loss) to average net assets	(0.31%	)(f)
Ratio of expenses (prior to reimbursements) to average net assets (a)	(g	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(g	)
Portfolio turnover	603.34%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period May 2, 2003 (commencement of operations) through December 31, 2003.
(e)	Not annualized.
(f)	Annualized.
(g)	There were no fee reductions during the period.

26

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-0015 5/04

Fund Summaries

Gartmore GVIT Global Financial Services Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Global Health Sciences Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Global Technology and Communications Fund	10
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Gartmore GVIT Global Utilities Fund	14
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Funds	18
Principal Investments and Techniques
Principal Risks
Temporary Investments
Management	20
Management’s Discussion of Fund Performance
Investment Adviser — Gartmore GVIT Global Health Sciences Fund and Gartmore GVIT Global Technology and Communications Fund
Investment Adviser — Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Global Utilities Fund
Subadviser for Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Global Utilities Fund

Buying and Selling Fund Shares	28
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	31
Dividends and Distributions
Tax Status

Financial Highlights	32

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about four funds (the “Funds”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 18. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

Because each Fund concentrates its investments in particular sectors of the economy, it may present substantially higher risks and greater volatility than other mutual funds. Each Fund may not be appropriate for all investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Funds have the following share classes:

Gartmore GVIT Global Financial Services Fund

•	Class I
•	Class II
•	Class III

Gartmore GVIT Global Health Sciences Fund

•	Class I
•	Class II
•	Class III
•	Class VI

Gartmore GVIT Global Technology and Communications Fund

•	Class I
•	Class II
•	Class III
•	Class VI

Gartmore GVIT Global Utilities Fund

•	Class I
•	Class II
•	Class III

This prospectus provides information with respect to all the classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 27.

2

Fund Summaries — Gartmore GVIT Global Financial Services Fund

The financial services sector includes, but is not limited to:

•	banks and savings and loan institutions and their holding companies
•	consumer and industrial finance companies
•	investment banks
•	insurance brokers, securities brokers and investment advisers
•	real estate-related companies
•	leasing companies
•	insurance companies, such as property and casualty and life insurance holding companies.
Objective and Principal Strategies

The Fund seeks long-term capital growth.

Gartmore Global Asset Management Trust (“GGAMT”), the Fund’s investment adviser, has chosen Gartmore Global Partners (“GGP”) as the subadviser to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer’s assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies, such as property and casualty and life insurance holding companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy also focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization

3

Fund Summaries — Gartmore GVIT Global Financial Services Fund

or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments and less established markets.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid cap and small cap risk. To the extent the Fund invests in securities of mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund’s holdings in a single issuer may have a greater impact on the Fund’s net asset value and total return.

Concentration risk. The Fund will invest 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be susceptible to economic, regulatory and political conditions affecting the financial services sector, such as government regulation, the availability and cost of capital funds, industry consolidation, changes in interest rates, defaults by borrowers and general economic conditions.

Portfolio turnover risk. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 18.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class III Shares1:

Best Quarter:	22.5%	2nd qtr. of 2003
Worst Quarter:	-20.1%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares[2]	41.45%	11.91%
Class II Shares[2]	41.08%	11.61%
Class III Shares[3]	41.46%	11.90%
The MCSI World Financials Index[4]	39.70%	8.38%

[1]	The Fund commenced operations on December 28, 2001.

4

Fund Summaries — Gartmore GVIT Global Financial Services Fund

[2]	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[3]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 28 for more information.

[4]	The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If sales charges were deducted, the actual returns of the Index would be lower.

Fees and Expenses

This table describes the fees and expenses that a shareholder may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.27%	0.22%

Total Annual Fund Operating Expenses[3]	1.27%	1.52%	1.22%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28.

[3]	GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.25% for all Class shares at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.50% for Class I and Class III shares and 1.75% for Class II shares before GGAMT would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$129	$403	$697	$1,534
Class II	$155	$480	$829	$1,813
Class III	$124	$387	$670	$1,477

5

Fund Summaries — Gartmore GVIT Global Health Sciences Fund

Products and services that have a “health sciences” orientation focus on maintaining or improving one’s quality of life. So, for example, the Fund will invest in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care.

Objective and Principal Strategies

The Fund seeks long term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health sciences orientation. The Fund will invest 25% or more of its assets in at least one or more of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices. A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the healthcare sector. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in equity securities which may include common stocks, convertible securities, and depositary receipts. The Fund invests in companies of any size. The Fund will invest in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund will also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

In analyzing specific companies for possible investment, the Fund’s portfolio manager ordinarily looks for several of the following characteristics:

•	Above-average per share earnings growth
•	Positive fundamental change taking place
•	High return on invested capital
•	A healthy balance sheet
•	Sound financial and accounting policies and overall financial strength
•	Strong competitive advantages
•	Effective research and product development and marketing
•	Strong management
•	General operating characteristics that will enable the company to compete successfully in its respective markets

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the portfolio turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth

6

Fund Summaries — Gartmore GVIT Global Health Sciences Fund

stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid cap and small cap risk. To the extent the Fund invests in securities of mid-size and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund’s holdings in a single issuer may have a greater impact on the Fund’s net asset value and total return.

Concentration risk. The Fund will invest 25% or more of its assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or group of industries.

The Fund especially is vulnerable to the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies— at the state or federal level— may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues and the rapid speed at which many health-care products and services become obsolete.

Portfolio turnover risk. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 18.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

7

Fund Summaries — Gartmore GVIT Global Health Sciences Fund

Annual Total Returns—Class III Shares1,2:

Best Quarter:	20.1%	2nd qtr. of 2003
Worst Quarter:	-15.9%	1st qtr. of 2001

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares[2]	36.69%	3.90%
Class II Shares[2]	36.49%	3.67%
Class III Shares[2]	36.77%	3.91%
Class VI Shares[3]	36.36%	3.64%
Goldman Sachs Healthcare Index[4]	23.22%	-5.06%

[1]	The Fund commenced operations on December 29, 2000.

[2]	These returns until the creation of the Class II shares (March 28, 2003) are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 5, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 29, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28 for more information.

[3]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28 for more information.

[4]	The Goldman Sachs Healthcare Index is an unmanaged index representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class VI

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%	1.00%
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Other Expenses	0.24%	0.24%%	0.24%	0.24%

Total Annual Fund Operating Expenses[3]	1.24%	1.49%	1.24%	1.49%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III and Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28.

[3]	GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.25% for all Class shares through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25%

8

Fund Summaries — Gartmore GVIT Global Health Sciences Fund

under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.50% for Class I and Class III shares and 1.75% for Class II and Class VI shares before GMF would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III and Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$126	$393	$681	$1,500
Class II	$152	$471	$813	$1,779
Class III	$126	$393	$681	$1,500
Class VI	$152	$471	$813	$1,779

9

Fund Summaries — Gartmore GVIT Global Technology and Communications Fund

Technology is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.
Objective and Principal Strategies

The Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assetsin equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security is generally considered appropriate if (as determined by the investment adviser) at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from technology and communications industries.

The Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth. The Fund may also engage in securities lending in order to generate additional income for the Fund.

In analyzing specific companies for possible investment, the Fund’s portfolio manager ordinarily looks for several of the following characteristics:

•	Above-average per share earnings growth.
•	High return on invested capital.
•	A healthy balance sheet.
•	Sound financial and accounting policies and overall financial strength.
•	Strong competitive advantages.
•	Effective research, product development and marketing.
•	Development of new technologies.
•	Efficient service.
•	Pricing flexibility.
•	Strong management.
•	General operating characteristics that will enable the company to compete successfully in its respective markets.

The Fund’s portfolio manager considers whether to sell a particular security when any of those factors materially change.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the portfolio turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if the Fund’s adviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

10

Fund Summaries — Gartmore GVIT Global Technology and Communications Fund

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid cap and small cap risk. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-sized and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Concentration risk. The Fund invests more than 25% of its total assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Non-diversified fund risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund’s holdings in a single issuer may have a greater impact on the Fund’s net asset value and total return.

Portfolio turnover risk. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 18.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

11

Fund Summaries — Gartmore GVIT Global Technology and Communications Fund

Annual Total Returns—Class I Shares1:

Best Quarter:	25.4%	2nd qtr. of 2003
Worst Quarter:	-41.5%	4th qtr. of 2000

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares	55.23%	-24.03%
Class II Shares[2]	55.65%	-23.97%
Class III Shares[2]	55.19%	-23.84%
Class VI Shares[2]	54.85%	-24.22%
Morgan Stanley High-Tech 35 Index[3]	65.44%	-19.47%

[1]	The Fund commenced operations on June 30, 2000.

[2]	These returns until the creation of the Class II shares (March 28, 2003) and Class III shares (May 2, 2002) and through December 31, 2003 for the Class VI shares are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 28 for more information.

[3]	The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class VI

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%	1.00%
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.98%	0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Other Expenses	0.26%	0.26%	0.26%	0.26%

Total Annual Fund Operating Expenses[3]	1.24%	1.49%	1.24%	1.49%

1	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III or Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fee” on page 28.

3	GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.25% for all Class shares at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.50% for Class I and Class III shares and 1.75% for Class II and Class VI shares before GMF would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund’s ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years of Fund operations.

12

Fund Summaries — Gartmore GVIT Global Technology and Communications Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III and Class VI shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$126	$393	$681	$1,500
Class II	$152	$471	$813	$1,779
Class III	$126	$393	$681	$1,500
Class VI	$152	$471	$813	$1,779

13

Fund Summaries — Gartmore GVIT Global Utilities Fund

Utility companies:
Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

•	Energy sources,
•	Maintenance services,
•	Companies that provide infrastructure for utilities,
•	Cable television,
•	Radio,
•	Telecommunications services,
•	Transportation services, and
•	Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP’s style focuses on companies that have strong growth potential rather than those paying high current dividends.
Objective and Principal Strategies

The Fund seeks long-term capital growth.

GGAMT, the Fund’s investment adviser, has chosen GGP as the subadviser to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer’s assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund invests 25% or more of its assets in at least one or more of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in preferred stocks of utility companies.

The Fund may invest in utility companies of any size. The Fund invests in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging countries, the Fund will invest in companies located in those countries.

In making decisions on whether to buy or sell a security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transactions costs.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of an investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization

14

Fund Summaries — Gartmore GVIT Global Utilities Fund

or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid cap and small cap risk. To the extent the Fund invests in securities of mid-size and smaller, newer companies these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Non-diversified risk. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in the value of the Fund’s holdings in a single issuer may have a greater impact on the Funds’ net asset value and total return.

Concentration risk. The Fund invests 25% or more of its assets in companies in one or more of the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as, substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

Portfolio turnover risk. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 18.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

15

Fund Summaries — Gartmore GVIT Global Utilities Fund

Annual Total Return—Class III Shares1:

Best Quarter:	18.5%	2nd qtr. of 2003
Worst Quarter:	-18.9%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I Shares[2]	24.05%	-3.46%
Class II Shares[2]	23.95%	-3.60%
Class III Shares[3]	24.17%	-3.39%
MSCI World Telecommunication Services Index[4]	25.95%	-5.13%
MSCI World Utilities Index[5]	29.31%	4.61%
Global Utilities Composite Index[6]	27.35%	-0.63%

[1]	The Fund commenced operations on December 28, 2001.

[2]	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[3]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

[4]	The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

[5]	The MSCI World Utilities Index is an unmanaged index made up of industry groups such as electric, gas, multi utilities and unregulated power and water. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

[6]	The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%). Unlike mutual funds, the composite does not incur expenses. If expenses were deducted, the actual returns of the composite would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)[2]	N/A	N/A	1.00%
............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.31%	0.31%	0.24%

Total Annual Fund Operating Expenses[3]	1.11%	1.36%	1.04%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28.

[3]	GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.05% for all Class shares at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.30% for Class I and Class III shares and 1.55% for Class II shares before GGAMT would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative

16

Fund Summaries — Gartmore GVIT Global Utilities Fund

services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement of fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would he higher.

With respect to the Class III shares for the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return for each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$113	$353	$612	$1,352
Class II	$138	$431	$745	$1,635
Class III	$106	$331	$574	$1,271

17

More About the Funds

Principal Investments and Techniques

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) contains additional information about the Funds, including the Funds’ other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

Depositary Receipts (All Funds). The Funds may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Convertible Securities (Global Financial Services, Global Utilities and Global Health Sciences). Convertible securities— also known as convertibles— include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and “newer,” better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Warrants (Global Financial Services and Global Utilities). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITs (Global Financial Services). Real estate investment trusts (“REITs”) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

Principal Risks

Small Cap risk (All Funds). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the

18

More About the Funds

lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which a Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

•	lack depth of management
•	lack a proven track record
•	be unable to generate funds necessary for growth or development
•	be developing or marketing new products or services for which markets are not yet established and may never become established
•	market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger more established companies, they also involve greater risks and should be considered speculative.

Foreign risk (All Funds). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Funds will lose money.

•	Country—General securities market movements in any country in which a Fund has investments, are likely to affect the value of the Funds’ securities that trade in the country. These movements will affect a Fund’s share prices and a Fund’s performances. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
•	Foreign markets—The Funds are subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often may be higher in foreign countries than they are in the United States. These factors can reduce the amount the Funds can earn on their investments.
•	Governmental supervision and regulation/ account standards—Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Funds’ portfolio managers to completely and accurately determine a company’s financial condition.
•	Currency—Some of a Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share prices. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

19

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and the markets and how they affected the Funds during the year. The discussion is provided by GMF or GGAMT and GGP, as applicable and constitutes their judgments as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

Gartmore GVIT Global Financial Services Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund outperformed, its benchmark index, the Morgan Stanley Capital International (MSCI) World/Financials Index (the “Index”), returning 41.46% (Class III) versus 39.70%.

For broader comparison, the average return for the Fund’s peer category (i.e., Specialty/Miscellaneous Funds)* was 40.28%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

After a shaky first quarter, the global economic recovery gained momentum. By the third quarter of 2003, market conditions were at their peak. Amid an environment of low interest and inflation rates, corporate profits improved around the globe. Economic growth was surprisingly robust in the United States as well as in the emerging markets region, particularly in China. Japan, the world’s second-largest economy, which had been stagnant for decades, rebounded in response to the improving global economic conditions and increased trade with China and the United States.

Global financial stocks outperformed the MSCI World Index and the S&P 500 Index. This outperformance was driven by: (1) prospects for stronger economic growth and greater lending activity; (2) improving fundamentals such as fewer bad debts (debts that can not be repaid) and reduced operating costs due to restructuring (3) increased merger and consolidation activity; and (4) reasonable valuations (prices).

The Fund outperformed its benchmark because of the strong returns of stocks in emerging markets countries such as India and Indonesia with stocks such as the State Bank of India and Bank of Mandiri. In addition, stock selection was particularly strong within the commercial banking (+45%), consumer finance (+99%), and insurance industries (+30%).

What was the Fund’s strategy in response to prevailing market conditions?

Throughout the year, the Fund increased its exposure to those stocks geared to a credit recovery. Overweight positions included consumer finance stocks in the United States (Capital One Financial Corp.), Japan (Acom Co. Ltd.), and Ireland (DePfa Bank plc), all of which contributed to the Fund’s total returns. Asian bank stocks, which were attractive because of their sensitivity to improving market conditions and low valuations, also added to the Fund’s returns. The Fund selectively lowered exposure to mortgage-related companies in the United States and added to capital market-driven companies to take advantage of growing confidence about the global economic recovery. In particular, the Fund reduced its large weightings in Fannie Mae and Freddie Mac and added a position to Zurich Financial group and XL Capital Ltd., both insurance related stocks whose solvency ratios improved with rising market conditions.

The Fund’s U.S. commercial bank and European insurance stocks also outperformed those in the benchmark due to the Fund’s emphasis on selecting stocks with reasonable valuations as well as those with particular sensitivity to improving market conditions and a recovering economy.

How is the Fund positioned?

We expect the global economic recovery to continue, but at a much slower pace. Roughly half of the Fund’s holdings are in U.S. securities, a weighting that is approximately equal to the benchmark’s U.S. allocation. We expect U.S. financial stocks to continue to benefit from lower charge-offs, increased merger activity, further restructurings, and solid earnings.

The Fund’s holdings are overweight in the United Kingdom, because we believe that the recovery is firmly on track there. The Fund remains overweight in emerging-market countries due to reasonable valuations, rising loan activity, and improving fundamentals.

*	The Specialty/Miscellaneous Funds category may not entirely represent the performance of the Fund’s peers because this Lipper category represents all sector funds.

20

Management

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Global Financial Services Fund
(Class III Shares) and the
MSCI World Financials Index1,2

Gartmore Global Financial Services Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[3]

Class I Shares[4]	41.45%	11.91%
Class II Shares[4]	41.08%	11.61%
Class III Shares[5]	41.46%	11.90%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

[3]	The Gartmore GVIT Global Financial Services Fund commenced operations December 28, 2001.

[4]	These returns until the creation of the Class I shares (May 10, 2002) and Class II Shares (March 28, 2003) are based on performance of Class III shares of the Fund. Excluding the effects of any fee waivers or reimbursements, Class III shares average annual returns are substantially similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[5]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT Global Health Sciences Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund outperformed, its benchmark index, the Goldman Sachs Healthcare Index (the “Index”), returning 36.69% (Class I) versus 23.22% for the benchmark.

For broader comparison, the average return for this Fund’s peer category (i.e., Specialty/Miscellaneous Funds)* was 40.28%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The health-care sector experienced an excellent year. Like the broader markets, health-care stocks swung into recovery mode after a tentative period (mostly centered on the situation in Iraq) early in 2003. As often happens during times of economic recovery, higher-beta industries—those that are more volatile—performed best; investors normally turn to these areas first for their higher growth potential when economic conditions are brightening. Within the Fund, for example, the more economically-sensitive industries, such as biotechnology and health-care equipment and supplies, experienced the highest returns of the sector’s industries. In light of this optimistic atmosphere, even the sector’s more defensive areas posted solid returns during the period. The Fund’s largest industry holding, pharmaceuticals, added most to the overall portfolio return.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s largest overweight position was in the biotechnology industry. Although the Fund lessened its exposure to stocks in this area late in the year due to valuation concerns, portfolio return benefited significantly from an overweight position in the industry. Specifically, stocks of larger, more liquid companies, such as Amgen Inc. and Gilead Sciences, Inc., performed best, because these companies continued to post strong revenue figures from drug sales during the period. In addition, the health-care equipment and supplies industry, which also contains some of the sector’s higher-beta companies, turned in exceptional performance for the year. The Fund maintained an approximately neutral stance versus the Index in this area.

*	The Specialty/ Miscellaneous Funds category may not entirely represent the performance of the Fund’s peers because this Lipper category represents all sector funds.

21

Management

The Fund held an underweight position versus the Index in pharmaceuticals stocks, because this area has long suffered from issues ranging from a dearth of new drug development to overvalued stocks. These stocks showed signs of renewed life toward the end of the year. However, as these stocks became more attractively priced; some companies (mostly in the mid-capitalization range) showed strong growth prospects in preparation for new drug launches. Despite the Fund’s underweight position in pharmaceuticals stocks, the Fund’s holdings outperformed those of the Index because of strong stock selection.

How is the Fund positioned?

We believe that the health-care sector is poised for strong growth in 2004. The pharmaceuticals industry, the sector’s largest weighting, has been experiencing better fundamentals than was the case in recent years. Companies in this area seem to have improved their pipeline of new drugs, and their stocks have become more attractively priced. The Fund now is positioned to line up with the Index in the pharmaceuticals area. Biotechnology also has shown brighter prospects for 2004. Several biotechnology companies are preparing to launch new products; we plan to maintain exposure to this area.

On a broader level, Congress gave the health-care sector a much-needed boost when it passed the recent drug benefit plan. While this action should help drug companies in the future, the drug benefit plan’s immediate effect has been to improve investor sentiment toward the sector simply by removing one of the biggest unknowns concerning the sector—plan specifics. As is normally the case, the Fund will remain diversified throughout the health-care sector in order to capture any shorter-term benefits of the plan’s passage.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Global Health Sciences Fund
(Class III Shares)4 and the
Goldman Sachs Healthcare Index1,2

Gartmore GVIT Global Health Sciences Fund

Average Annual Total Returns
Period ended December 31, 2003

	One
	Year	Life[3]

Class I Shares[4]	36.69%	3.90%
Class II Shares[4]	36.49%	3.67%
Class III Shares[4]	36.77%	3.91%
Class VI Shares[5]	36.36%	3.64%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The Goldman Sachs Healthcare Index is an unmanaged, representative index of stocks in the healthcare sector. Unlike mutual fund returns, the Goldman Sachs Healthcare Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

[3]	The Gartmore GVIT Global Health Sciences Fund commenced operations on December 29, 2000.

[4]	These returns until the creation of the Class II shares (March 28, 2003) are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 10, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 18, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less

22

Management

than those shown. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28 for more information.

[5]	These returns through December 31, 2003 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and on the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class I shares. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 28 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT Global Technology and Communications Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 55.23% (Class I) versus 65.44% for its benchmark index, the Morgan Stanley High-Tech 35 Index (the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Specialty/Miscellaneous Funds) was 40.28%, according to Lipper, an independent company that provides mutual fund data and analysis.*

What market/economic and portfolio-specific factors affected performance?

Despite a slow start, technology stocks gradually built momentum during the period. As is normal during times of economic recovery, riskier areas of the market performed best; investors typically turn to these areas for their above-average growth potential during recoveries. Within the information technology sector, for example, semiconductors and semiconductor equipment, as well as communications equipment—two of the sector’s more economically sensitive industries—both returned more than 50%.

Sector performance early in the period was driven by demand from the consumer market. Specifically, sales of products such as digital cameras and laptop computers drove returns. More recently, however, this demand has been balanced out by an increase in capital spending by companies, providing the sector with another element of stimulus.

What was the Fund’s strategy in response to prevailing market conditions?

Both sector positioning and stock selection were instrumental in the Fund’s strong absolute performance. For example, the Fund was positioned closely to, or overweight in relation to, its benchmark Index in those industries that drove returns. The Fund maintained an overweight position in the communications equipment and computers and peripherals industries, two areas that contributed significantly to the information technology sector’s strong performance for the period. While the Fund maintained a slight underweight position versus that of the benchmark Index in the semiconductors and semiconductor equipment industry, the Fund’s holdings in that area significantly outpaced those of the Index. The outperformance was due in part to Fund holdings such as Cypress Semiconductor Corp. and Marvell Technology Group Ltd., each of which posted significant positive returns yet were not part of the Index.

Despite its positive absolute performance, the Fund underperformed its benchmark due in part to the fact that the Fund’s holdings in the Internet catalog and retail area did not match the 100-plus percent returns of similar holdings in the benchmark Index. In addition, the Fund was adversely affected by a December sell-off within the same sectors that had driven performance earlier in the period (in which the Fund held overweight positions).

How is the Fund positioned?

After having endured a long trough, technology companies, GGP believes, are likely to continue to move in a positive direction during 2004. GGP is optimistic about the Internet and Internet infrastructure industry; specifically, they foresee online commerce companies maintaining the respectable run that these companies enjoyed toward the end of 2003. GGP plans to focus on the software and communications equipment industries, based its view that these areas will continue to reap the benefits of increased capital spending. While revenue streams for semiconductor and semiconductor equipment companies remain somewhat strong, GGP has lowered the Fund’s holdings in this area. Stocks for these companies appear to be overvalued, and GGP believes that their prices may be hurt in 2004 due to a glut in supply.

*	The Specialty/Miscellaneous Funds category may not entirely represent the performance of the Fund’s peers because this Lipper category represents all sector funds.

23

Management

We are maintaining positions that include a focus on high-quality defensive names that we believe can deliver on earnings expectations within the present volatile market environment.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Global Technology and
Communications Fund (Class I Shares) and
The Morgan Stanley High-Tech 35 Index1,2

Gartmore GVIT Global Technology and

Communications Fund
Average Annual Total Returns
Period ended December 31, 2003

	One
	Year	Life[3]

Class I Shares	55.23%	-24.03%
Class II Shares[4]	55.65%	-23.97%
Class III Shares[4]	55.19%	-23.84%
Class VI Shares[4]	54.85%	-24.22%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

[3]	The Fund commenced operations June 30, 2000.

[4]	These returns until the creation of the Class II shares (March 28, 2003) and Class III shares (May 2, 2002) and through December 31, 2003 for the Class VI shares are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 28 for more information.

Past performance is not predictive of future performance.

Gartmore GVIT Global Utilities Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund (Class III) returned 24.17% versus 27.35% for its composite of its benchmark indices, 60% Morgan Stanley Capital International (MSCI) World Telecommunications Index and 40% MSCI World Utilities Index (collectively, the “Index”).

For broader comparison, the average return for the Fund’s peer category (i.e., Utility Funds) was 24.17%, according to Lipper, an independent company that provides mutual fund data and analysis.*

What market/economic and portfolio-specific factors affected performance?

Around the globe, massive amounts of monetary and fiscal stimulus drove stronger economic and corporate profit growth, while global competitive pressures kept inflation low. Global equity markets rallied during 2003, and every major economic sector posted double-digit returns (as represented by the MSCI World Index and the S&P 500 Index). Market conditions were at their peak, which prompted a synchronized global recovery.

Stock selection added to the Fund’s returns, particularly within the electric and gas industries. Regarding electric companies, the Fund’s positioning in American Electric Power Co. helped performance; the stock gained 26% versus only 20% for the Index. Overweight positions in E.ON AG and Fortum OYJ also helped returns, since these stocks gained 68% and 65%, respectively. A position in Philadelphia Suburban Corp., which gained 24%, drove the Fund’s water utility stocks to gain more than their counterparts in the Index.

Stock selection within both diversified and wireless telecommunications services hurt Fund returns. Within the diversified telecommunications services sector, the Fund’s holdings in Telefonos de Mexico, S.A. hurt returns, as did the Fund’s positioning in Telus Corp. The Fund held an overweight position in wireless stocks overall, however, an underweight in particular stocks, hurt performance. For example, the Fund’s positioning in wireless stocks, such as Sprint PCS Group and Nextel

*	The Specialty/ Miscellaneous Funds category may not entirely represent the performance of the Fund’s peers because this Lipper category represents all sector funds.

24

Management

Communications Inc., caused the Fund to capture less than the full gains that were reflected in the Index because the Fund held these stocks for only a portion of the period. (For example, the Fund’s holding in Nextel Communications added 99 basis points of total return to the Fund but added 124 basis points in the Index (.0099 vs. ..0124 for the Index).

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s strategy during the period was to hold overweight positions in wireless telecommunications stocks with large weightings in Vodafone Group PLC and Américan Móvil S.A. de C.V., and to underweight positions in fixed-line communications companies. The decision to hold an underweight position in fixed-line communications companies was driven by the Fund’s concerns that the new Federal Communications Commission ruling (effective Nov. 24th, 2003, which mandates cellular phone providers to allow “portability” of telephone numbers), will intensify competition and increase the trend toward wireless and away from fixed-line providers. The Fund also preferred water utility stocks more than electricity and gas-related stocks.

The Fund’s allocation decisions hurt performance, primarily because of a rally in diversified telecommunications stocks during the fourth quarter of 2003. Overall stock selection, however, was positive, especially in the electric, gas, and wireless telecommunications sectors.

How is the Fund positioned?

Looking ahead, GGP favors European stocks the most, because the regulatory environment for European providers appears to be more favorable than that of the United States. GGP is most bullish about the prospects for European wireless telecommunications stocks and more reserved about the future of U.S. electric utilities. A recovery in global wireless stocks is under way because of a better operating environment that includes new products and less competition. European wireless providers are ahead of their U.S. counterparts in terms of the features that their products can offer, such as the ability to download videos.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Global Utilities Fund (Class III Shares)1,
The MSCI World Telecommunications Index2,
The MSCI World Utilities Index3 and
The Global Utilities Composite Index4

Gartmore GVIT Global Utilities Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[5]

Class I Shares[6]	24.05%	-3.46%
Class II Shares[6]	23.95%	-3.60%
Class III Shares[7]	24.17%	-3.39%

[1]	The calculations in the graph assume reinvestment of dividends and distributions.

[2]	The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

[3]	The MSCI World Utilities Index made up of industry groups such as electric, gas, multi utilities and unregulated power and water. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

[4]	The Global Utilities Composite Index is an unmanaged, hypothetical representation of the performance of a composite of the MSCI World Telecommunications Index (60%) and the MSCI World Utilities Index (40%). Unlike mutual funds, the composite does not incur expenses. If expenses were deducted, the actual returns of the composite would be lower.

[5]	The Gartmore GVIT Global Utilities Fund commenced operations December 28, 2001.

[6]	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual

25

Management

returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[7]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 28 for more information.

Past performance is not predictive of future performance.

Investment Adviser—Gartmore GVIT Global Health Sciences Fund and Gartmore GVIT Global Technology and Communications Fund

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of assets and supervises the daily business affairs of these Funds, was organized in 1999 and manages mutual fund assets. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds’ average daily net assets. The annual management fees paid by each Fund for the fiscal year ended December 31, 2003, expressed as a percentage of a Fund’s average daily net assets and not taking into account any applicable waivers, are as follows:

Fund	Fee

Gartmore Global Health Sciences Fund	1.00%*
Gartmore Global Technology and Communications Fund	0.98%*

Gartmore GVIT Global Health Sciences Fund Portfolio Manager: Paul Cluskey is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Cluskey joined GMF in April 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst.

Gartmore GVIT Global Technology and Communications Fund Portfolio Managers: Aaron Harris, senior portfolio manager, and Chip Zhu, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997. Mr. Zhu joined GMF in November 1999. Prior to joining GMF, he was an associate in the Prudential private placement division beginning in January 1999.

Investment Adviser—Gartmore GVIT Global Financial Services Fund and Gartmore GVIT Global Utilities Fund

Gartmore Global Asset Management Trust (“GGAMT”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of March 31, 2004, GGAMT and its U.S. affiliates had over $77.6 billion in assets under management, of which $418 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds’ average daily net assets. The annual management fees paid by a Fund (including fees paid to a Fund’s subadviser) for the fiscal year ended December 31, 2003, expressed as a percentage of a Fund’s average daily net assets and not taking into account any applicable waivers, are as follows:

Fund	Fee

Gartmore GVIT Global Financial Services Fund	1.00%*
Gartmore GVIT Global Utilities Fund	0.80%*

*	Effective May 1, 2004, the contractual management fee for the Funds have been changed as follows:

Fund	Assets	Fee

Gartmore GVIT Global Health Sciences Fund	$0 up to $500 million	1.00%
	$500 million up to $2 billion	0.95%
	$2 billion and more	0.90%

Gartmore GVIT Global Technology and Communications Fund	$0 up to $500 million	0.98%
	$500 million up to $2 billion	0.93%
	$2 billion and more	0.88%

Gartmore GVIT Global Financial Services Fund	$0 up to $500 million	1.00%
	$500 million up to $2 billion	0.95%
	$2 billion and more	0.90%

Gartmore GVIT Global Utilities Fund	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

26

Management

Subadviser for the Gartmore GVIT Global Financial Services Fund and Gartmore Global Utilities Fund

Gartmore Global Partners (“GGP”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Board of Trustees, GGP manages the Funds’ assets in accordance with the Funds’ investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company’s asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.3 billion is managed by GGP.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund’s average daily net assets. The annual management fees paid by GGAMT for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund’s average daily net assets and not taking into account any applicable waivers, are as follows:

Fund	Fee

Gartmore GVIT Global Financial Services Fund	0.50%
Gartmore GVIT Global Utilities Fund	0.40%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager.

Gartmore GVIT Global Financial Services Fund Portfolio Management: A team of portfolio managers from GGP is responsible for the day-to-day management of the Fund.

Gartmore GVIT Global Utilities Fund Portfolio Management: A team of portfolio managers from GGP is responsible for the day-to-day management of the Fund.

27

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class VI shares of the Gartmore GVIT Global Technology and Communications Fund and the Gartmore GVIT Global Health Sciences Fund are currently sold to separate accounts of Nationwide, to fund benefits payable under variable insurance contracts and may be sold to separate accounts of unaffiliated insurance companies in the future. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive Rule 12b-1 fees, may sell Class II and Class VI shares. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust (“GSACT”), as the Funds’ administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

28

Buying and Selling Fund Shares

Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund’s NAV.

Selling Shares

Shares can be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.
Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Funds also have adopted short-term trading fees for Class III and VI shares. The Funds will assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III or Class VI shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the Class III or Class VI shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III or Class VI shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of the Fund. Short-term trading fees are intended to discourage variable insurance contract owners from short-term trading of Class III and Class VI shares. Short-term trading fees are paid directly to the Fund and are intended to offset the cost to that Fund and its contract owner of the excess brokerage commissions and other costs associated with

29

Buying and Selling Fund Shares

fluctuations in fund asset levels and cash flow caused by short term trading in Class III or Class VI shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners in the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2.	Variable insurance contract withdrawals or loans, including required minimum distributions; and

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II and Class VI shares of a Fund and providing shareholder services. Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II or Class VI shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

30

Distributions and Taxes
Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

31

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the period of a Fund’s operation. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, the returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statement, is included in the annual report, which is available upon request.

	Gartmore GVIT Global Financial Services Fund

	Class I Shares			Class II Shares

	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2002 (c)		2003	2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$10.23		$8.96	$8.46
Investment Activities:
Net investment income (loss)	—		0.10	0.04
Redemption fees	0.01		0.01	0.01
Net realized and unrealized gains (losses) on investments	(1.27)		3.58	4.11

Total from investment activities	(1.26)		3.69	4.16

Distributions:
Net investment income	(0.01)		(0.05)	(0.04)
Net realized gains	—		(1.21	(1.21)

Total distributions	(0.01)		(1.26)	(1.25)

NET ASSET VALUE — END OF PERIOD	$8.96		$11.39	$11.37

Total Return	(12.26%	)(f)	41.45%	49.51%	(f)
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$218		$3,121	$913
Ratio of expenses to average net assets	1.37%	(g)	1.27%	1.51%	(g)
Ratio of net investment income (loss) to average net assets	0.30%	(g)	1.47%	1.20%	(g)
Ratio of expenses (prior to reimbursements) to average net assets (a)		(h)	(h)		(h)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)		(h)	(h)		(h)
Portfolio turnover (b)	211.21%		261.68%	261.68%

	Class III Shares

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (e)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.13	$8.96
Investment Activities:
Net investment income (loss)	—		0.04	0.13
Redemption fees	—		0.01	0.01
Net realized and unrealized gains (losses) on investments	0.13		(1.21)	3.55

Total from investment activities	0.13		(1.16)	3.69

Distributions:
Net investment income	—		(0.01)	(0.05)
Net realized gains			—	(1.21)

Total distributions			(0.01)	(1.26)

NET ASSET VALUE — END OF PERIOD	$10.13		8.96	$11.39

Total Return	1.32%	(f)	(11.41% )	41.46%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$3,041		$6,009	$11,634
Ratio of expenses to average net assets	1.35%	(g)	1.31%	1.22%
Ratio of net investment income (loss) to average net assets	0.33%	(g)	0.66%	1.57%
Ratio of expenses (prior to reimbursements) to average net assets (a)	8.56%	(g)	(h)	(h)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(6.88%	)(g)	(h)	(h)
Portfolio turnover (b)	0.00%		211.21%	261.68%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.13 per share.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

32

Financial Highlights

	Gartmore GVIT Global Health Sciences Fund

	Class I Shares

	Period Ended		Period Ended		Period Ended		Year Ended
	December 31,		December 27,		December 31,		December 31,
	2000 (c)		2001 (d)(e)		2002 (f)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$9.83		$9.51		$8.19

Investment Activities:
Net investment income (loss)	—		(0.03)		(0.02)		(0.02)
Redemption fees	—		—		0.01		0.01
Net realized and unrealized gains (losses) on investments	(0.17)		0.39		(1.31)		3.01

Total from investment activities	(0.17)		0.36		(1.32)		3.00

Distributions:
Net investment income	—		(0.02)		—		—
Net realized gains	—		—		—		(1.23)

Total distributions	—		(0.02)		—		(1.23)

NET ASSET VALUE — END OF PERIOD	$9.83		$10.17		$8.19		$9.96

Total Return	(1.70%	)(h)	3.67%	(h)	(13.88%	)(h)	36.69%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$2,458		$2,549		$370		$4,434
Ratio of expenses to average net assets	1.00%	(i)	1.24%	(i)	1.22%	(i)	1.24%
Ratio of net investment income (loss) to average net assets	(1.00%	)(i)	(0.32%	)(i)	(0.25%	)(i)	(0.36%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)	28.69%	(i)	5.51%	(i)		(j)		(j)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(28.69%	)(i)	(4.59%	)(i)		(j)		(j)
Portfolio turnover (b)	0.00%		892.96%		764.93%		542.89%

	Class II Shares		Class III Shares

	Period Ended		Period Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,
	2003 (g)		2001 (e)		2002		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$8.72		$10.17		$10.14		$8.20

Investment Activities:
Net investment income (loss)	(0.01)		—		(0.03)		(0.03)
Redemption fees	0.01		—		0.01		0.01
Net realized and unrealized gains (losses) on investments	2.46		(0.03)		(1.92)		3.03

Total from investment activities	2.46		(0.03)		(1.94)		3.01

Distributions:
Net investment income	—		—		—		—
Net realized gains	(1.23)		—		—		(1.23)

Total distributions	(1.23)		—		—		(1.23)

NET ASSET VALUE — END OF PERIOD	$9.95		$10.14		$8.20		$9.98

Total Return	28.27%	(h)	(0.30%	)(h)	(19.13%	)	36.77%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$2,232		$2,540		$11,652		$27,026
Ratio of expenses to average net assets	1.49%	(i)	1.35%	(i)	1.23%		1.22%
Ratio of net investment income (loss) to average net assets	(0.59%	)(i)	(1.13%	)(i)	(0.37%	)	(0.39%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)		(j)	1.35%	(i)	1.24%			(j)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)		(j)	(1.13%	)(i)	(0.38%	)		(j)
Portfolio turnover (b)	542.89%		892.96%		764.93%		542.89%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(c)	For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(d)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(e)	Class I shares were exchanged into Class III shares effective December 28, 2001.
(f)	For the period from May 6, 2002 (recommencement of sales to the public) through December 31, 2002.
(g)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.

33

Financial Highlights

	Gartmore GVIT Global Technology and Communications Fund

	Class I Shares

	Period Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,
	2000 (c)		2001 (d)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$7.35		$4.21	$2.39

Investment Activities:
Net investment income (loss)	(0.01)		(0.03)		(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	(2.48)		(3.11)		(1.77)	1.35

Total from investment activities	(2.49)		(3.14)		(1.80)	1.32

Distributions:
Net investment income	—		—		—	—
Net realized gains	(0.16)		—		—	—
Return of capital	—		—		(0.02)	—

Total distributions	(0.16)		—		(0.02)	—

NET ASSET VALUE — END OF PERIOD	$7.35		$4.21		$2.39	$3.71

Total Return	(24.96%	)(g)	(42.72%	)	(42.78% )	55.23%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$12,127		$15,585		$7,791	$15,960
Ratio of expenses to average net assets	1.35%	(h)	1.35%		1.34%	1.24%
Ratio of net investment income (loss) to average net assets	(0.44%	)(h)	(0.88%	)	(0.65% )	(0.94%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)	2.57%	(h)	2.02%		1.39%		(i)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(1.66%	)(h)	(1.55%	)	(0.70% )		(i)
Portfolio turnover (b)	305.36%		894.05%		879.28%	1045.37%

			Class III Shares
	Class II Shares

	Period Ended		Period Ended		Year Ended
	December 31,		December 31,		December 31,
	2003 (e)		2002 (f)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$2.45		$3.29		$2.41

Investment Activities:
Net investment income (loss)	(0.01)		(0.01)		(0.02)
Net realized and unrealized gains (losses) on investments	1.28		(0.85)		1.35

Total from investment activities	1.27		(0.86)		1.33

Distributions:
Net investment income	—		—		—
Net realized gains	—		—		—
Return of capital	—		(0.02)		—

Total distributions	—		(0.02)		—

NET ASSET VALUE — END OF PERIOD	$3.72		$2.41		$3.74

Total Return	51.84%	(g)	(26.14%	)(g)	55.19%
Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$2,128		$5,822		$33,398
Ratio of expenses to average net assets	1.49%	(h)	1.37%	(h)	1.25%
Ratio of net investment income (loss) to average net assets	(1.27%	)(h)	(3.49%	)(h)	(1.00%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)		(i)	1.79%	(h)		(i)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)		(i)	(3.91%	)(h)		(i)
Portfolio turnover (b)	1045.37%		879.28%		1045.37%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(c)	For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(d)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(e)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(f)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

34

Financial Highlights

	Gartmore GVIT Global Utilities Fund

	Class I Shares			Class II Shares

	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,
	2002 (c)		2003	2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$8.38		$7.42	$7.08

Investment Activities:
Net investment income (loss)	0.08		0.06	0.03
Redemption fees	0.01		0.01	0.01
Net realized and unrealized gains (losses) on investments	(0.96)		1.71	2.09

Total from investment activities	(0.87)		1.78	2.13

Distributions:
Net investment income	(0.09)		(0.04)	(0.03)

Total distributions	(0.09)		(0.04)	(0.03)

NET ASSET VALUE — END OF PERIOD	$7.42		$9.16	$9.18

Total Return	(10.36%	)(f)	24.05%	30.16%	(f)
Ratios/Supplemental Data:
Net Assets, at end of period (000)	$169		$1,104	$1,092
Ratio of expenses to average net assets	1.20%	(g)	1.11%	1.36%	(g)
Ratio of net investment income (loss) to average net assets	1.83%	(g)	1.28%	76.00%	(g)
Ratio of expenses (prior to reimbursements) to average net assets (a)		(h)	(h)		(h)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)		(h)	(h)		(h)
Portfolio turnover (b)	153.83%		116.62%	116.62%

	Class III Shares

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (e)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$10.01	$7.43

Investment Activities:
Net investment income (loss)	—		0.12	0.10
Redemption fees	—		0.01	0.01
Net realized and unrealized gains (losses) on investments	0.01		(2.62)	1.68

Total from investment activities	0.01		(2.49)	1.79

Distributions:
Net investment income	—		(0.09)	(0.04)

Total distributions	—		(0.09)	(0.04)

NET ASSET VALUE — END OF PERIOD	$10.01		$7.43	$9.18

Total Return	0.10%	(f)	(24.85% )	24.17%
Ratios/Supplemental Data:
Net Assets, at end of period (000)	$3,002		$3,571	$7,054
Ratio of expenses to average net assets	1.15%	(g)	1.10%	1.04%
Ratio of net investment income (loss) to average net assets	(0.12%	)(g)	1.79%	1.39%
Ratio of expenses (prior to reimbursements) to average net assets	8.45%	(g)	1.11%	(h)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets*	(7.42%	)(g)	1.78%	(h)
Portfolio turnover (g)	0.00%		153.83%	116.62%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.
(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

35

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•	Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohochen, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-4931 5/04

Gartmore Variable Insurance Trust

•	GVIT Small Cap Value Fund

•	GVIT Small Company Fund

•	GVIT Small Cap Growth Fund

Prospectus
April 29, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Fund Summaries

GVIT Small Cap Value Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Additional Information on the Investment Strategies of the Managers of the GVIT Small Cap Value Fund

GVIT Small Company Fund	7
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund

GVIT Small Cap Growth Fund	12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund

More About The Funds	15
Principal Investments and Techniques
Principal Risks
Temporary Investments

Management	18
Management’s Discussion of Fund Performance
Investment Management

Buying and Selling Fund Shares	25
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Short-Term Trading
Short-Term Trading Fees
Restrictions on Sales
Distribution Plan

Distributions and Taxes	27
Dividends and Distributions
Tax Status

Financial Highlights	28

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about three funds, (the “Funds”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 15. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. GVIT Small Cap Value Fund and GVIT Small Company Fund also offer Class IV shares. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to these classes. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 25.

Each Fund employs a “multi-manager” structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds’ investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See “Management—Multi-Manager Structure” for more information.

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Fund Summaries — GVIT Small Cap Value Fund

Small-cap companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index[1]. The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2004, the market capitalization of companies in the Russell 2000 Index ranged from approximately $16 million to $2.8 billion. Due to market fluctuations and the index’s annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time.

Market Capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The GVIT Small Cap Value Fund’s investment objective is capital appreciation.

Gartmore Mutual Fund Capital Trust (“GMF”), The Dreyfus Corporation (“Dreyfus”) and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) each manage a portion of the Fund’s portfolio on a day-to-day basis (collectively, GMF, Dreyfus and J.P. Morgan are referred to as the “Managers”). GMF is the Fund’s investment adviser and has selected Dreyfus and J.P. Morgan as subadvisers for the Fund. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies (“small-cap companies”). The Fund may invest up to 20% of its total assets in equity securities of foreign companies.

The equity securities which the Fund holds are primarily common stocks although it may purchase other equity securities such as preferred stock and convertible securities. The Fund may also purchase real estate securities, including real estate investment trusts (“REITs”).

The Fund will invest in stocks of U.S. and foreign companies which one of the Managers believe qualify as “value” companies. These companies often have good earnings growth potential, and a Manager believes that the market has undervalued them. The Fund may also invest in stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a Manager believes have favorable prospects for recovery). The Fund may also engage in securities lending in order to generate additional income for the Fund.

Small-cap companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position for the Fund without purchasing a large percentage of the company’s outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

The Fund may invest in initial public offerings (“IPOs”) of small-cap companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund’s investment adviser, initially selects the Fund’s subadvisers and monitors their performance on an ongoing basis. GMF has selected Dreyfus and J.P. Morgan as subadvisers for the Fund. Dreyfus, J.P. Morgan and GMF each manage a portion of the Fund’s investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in a different way from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a further description of the investment strategies used by GMF, Dreyfus and J.P. Morgan see “Additional Information on the Investment Strategies of The Managers of the GVIT Small Cap Value Fund” on page 6.

A Manager typically sells a security if:

•	The stock hits its predetermined valuation target;
•	The fundamental picture for the company or industry deteriorates;
•	There are more attractive alternatives available at better valuation levels;
•	The stock is performing poorly relative to other stocks; and
•	The company begins to show that its stock valuation is too high.

In making decisions on whether to buy or sell a security, each Manager is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

[1]	The Russell 2000® Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

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Fund Summaries — GVIT Small Cap Value Fund

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by each Manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation), as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Small cap risk. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund’s investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Special situation companies risk. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

The Fund will overweight (or underweight) certain market sectors, which may cause the Fund’s performance to be more (or less) sensitive to developments affecting those sectors.

Portfolio turnover risk. Each Manager may engage in active and frequent trading of all or part of the securities held by the Fund if a Manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

Sector risk. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As GMF and one or more subadvisers together allocate more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Initial public offerings risk. The Fund may purchase securities of initial public offerings (“IPO’s”). An IPO is a company’s first offering of stock to the public. The prices of securities purchased in IPO’s can be very volatile and carry high transaction costs. The effect of IPO’s on the Fund’s performance depends on a variety of factors, including the number of IPO’s the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund’s asset base increases, IPOs may have a diminished effect on the Fund’s performance.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 15.

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Fund Summaries — GVIT Small Cap Value Fund

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:.	29.4%	2nd qtr. of 1999
Worst Quarter:	-26.3%	3rd qtr. of 1998

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I shares[1]	56.85%	15.81%	11.78%
Class II shares[3]	56.45%	15.55%	11.54%
Class III shares[3]	56.78%	15.84%	11.80%
Class IV shares[3]	56.85%	15.81%	11.78%
Russell 2000 Value Index[4]	46.03%	12.28%	9.45%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, Dreyfus managed the Fund alone. From February 5, 2001 until October 1, 2003, GMF and Dreyfus have managed the Fund together. Beginning October 1, 2003, J.P. Morgan was added as a Fund subadviser.

[3]	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 26 for more information.

[4]	The Russell 2000® Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class IV

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%	N/A
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.11%	1.36%	1.11%	1.11%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 26.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are

5

Fund Summaries — GVIT Small Cap Value Fund

imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$113	$353	$612	$1,352
Class II	$138	$431	$745	$1,635
Class III	$113	$353	$612	$1,352
Class IV	$113	$353	$612	$1,352

Additional Information on the Investment Strategies of the Managers of the GVIT Small Cap Value Fund

The Dreyfus Corporation

Dreyfus identifies potential investments through extensive quantitative and fundamental research. It focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

•	value, or how a stock priced by the market is valued relative to the intrinsic value of the company,
•	business health, or overall efficiency and profitability as measured by return on assets and return on equity, and
•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Dreyfus typically sells a stock when its target price is reached, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

J.P. Morgan Investment Management Inc.

J.P. Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its portion of the Fund. Specifically, it seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the universe of U.S. small-cap value companies, represented by the Russell 2000® Value Index. J.P. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include an attractive valuation based on projected earnings and dividends, strong cash flow to price, positive earnings revisions, and positive price momentum. J.P. Morgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while controlling the overall risk profile of the Fund.

Under normal market conditions, the portion of the Fund managed by J.P. Morgan will have sector weightings comparable to that of the U.S. small-cap value universe, as represented by the Russell 2000® Value Index, although it may under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small cap companies, it generally becomes a candidate for sale by J.P. Morgan.

Gartmore Mutual Fund Capital Trust

GMF relies on a fundamental, bottom-up process that highlights attractively valued small capitalization companies. GMF’s small cap value investment process is based on the belief that strong fundamental research of companies, combined with the use of risk control tools, is the key to good stock selection. The portion of the Fund managed by GMF primarily contains stocks with favorable cash flow characteristics and relative earnings improvement. This portion of the Fund is also broadly diversified across sectors. GMF believes that an active manager can add value in the inefficient small cap market.

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Fund Summaries — GVIT Small Company Fund

Small-cap companies with respect to U.S. companies, small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000® Index.[1] The Russell 2000® Index, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2004, the market capitalization of companies in the Russell 2000 Index ranged from approximately $16 million to $2.8 billion. Due to market fluctuations and the index’s annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. With respect to the foreign securities held by the Fund, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley International (MSCI) Developed Countries EAFE Small Cap Index.[2] The MSCI Developed Countries EAFE Small Cap Index is an index of 964 companies with small market capitalizations relative to the market capitalizations of other foreign companies. As of March 31, 2004, the market capitalization of companies in this index ranged from approximately $2 million to $4 billion.

Market Capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current stock price.

Objective and Principal Strategies

The GVIT Small Company Fund seeks long-term growth of capital.

The Fund invests primarily in equity securities of small capitalization companies. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies (“small-cap companies”).

The equity securities which the Fund holds are primarily common stocks, although it may purchase other equity securities such as preferred stock and convertible securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

A portion of the Fund will be invested in equity securities of small-capitalization companies that are located outside of the United States. A portion of the Fund’s assets may also be invested in equity securities of the companies whose market capitalizations exceed that of small-cap companies.

In making decisions on whether to buy or sell a security, GMF and/or a subadviser is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transactions costs for the Fund.

[1]	The Russell 2000® Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.
[2]	Morgan Stanley Capital International and MSCI are service marks of MSCI and its affiliates, which do not sponsor and are in no way affiliated with the Fund.

In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

The Fund may invest in initial public offerings (“IPOs”) of small-cap companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund’s investment adviser, initially selects the Fund’s subadvisers and monitors their performance on an ongoing basis. GMF has selected the following subadvisers for the Fund: The Dreyfus Corporation, Gartmore Global Partners, Neuberger Berman, LLC, Strong Capital Management, Inc., and Waddell & Reed Investment Management Company. Each subadviser and GMF manages a portion of the Fund’s investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and GMF, see “Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund” on page 10.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GMF’s and each subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

7

Fund Summaries — GVIT Small Company Fund

Small cap risk. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund’s investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small-cap companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Sector risk. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As GMF and one or more subadvisers together allocate more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Special situation companies risk. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadvisers may result in higher or lower Fund performance than if a single investment style— such as investing in growth stocks— is currently in favor with investors.

Initial public offerings risk. The Fund may purchase securities of initial public offerings (“IPO’s”). An IPO is a company’s first offering of stock to the public. The prices of securities purchased in IPO’s can be very volatile and carry high transaction costs. The effect of IPO’s on the Fund’s performance depends on a variety of factors, including the number of IPO’s the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund’s asset base increases, IPOs may have a diminished effect on the Fund’s performance.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 15.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns— Class I Shares1:

Best Quarter:	31.3%	4th qtr. of 1999
Worst Quarter:	-19.3%	3rd qtr. of 1998

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Fund Summaries — GVIT Small Company Fund

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I Shares[1]	41.01%	11.27%	13.60%
Class II Shares[3]	40.61%	11.00%	13.31%
Class III Shares[3]	40.99%	11.28%	13.60%
Class IV Shares[3]	41.01%	11.27%	13.60%
The Russell 2000® Index[4]	47.25%	7.13%	9.49%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 23, 1995.

[3]	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 26 for more information.

[4]	The Russell 2000® Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the fund, depending on the class you invest in.

	Class I	Class II	Class III	Class IV

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)[2]	N/A	N/A	1.00%	N/A
.........................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.17%	1.42%	1.17%	1.17%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 26.

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Fund Summaries — GVIT Small Company Fund

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$119	$372	$644	$1,420
Class II	$145	$449	$776	$1,702
Class III	$119	$372	$644	$1,420
Class IV	$119	$372	$644	$1,420

Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund

The following is a description of the investment strategies used by GMF and each subadviser for the Fund. GMF and each subadviser manages a portion of the Fund’s assets in accordance with the investment objective and principal strategies described previously.

The Dreyfus Corporation uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both. Using fundamental research and direct management contact, Dreyfus seeks stocks with superior prospects for accelerated earnings growth. It also seeks special situations, such as a corporate restructuring or management changes, that could increase the stock price of a special situation company.

Dreyfus uses a sector management approach, supervising a team of sector managers who insist on making buy and sell decisions within their respective areas of expertise. The sector weightings of this portion of the Fund typically approximate those of the Russell 2000 Index.

Dreyfus typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

Gartmore Global Partners (“GGP”) invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small-cap companies). GGP selects regions, countries and companies it believes have the potential for unexpected growth.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

Gartmore Mutual Fund Capital Trust invests primarily in stocks of U.S. and foreign companies which it considers to be “value” companies. These companies have good earnings growth potential and GMF believes that the market has undervalued them. GMF will also invest in unrecognized stocks and stocks of special situation companies (companies involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments) and turnarounds (companies that have experienced significant business problems but which GMF believes have favorable prospects for recovery).

GMF relies on a fundamental, bottom-up process that highlights attractively valued small capitalization companies. GMF’s small cap value investment process is based on the belief that strong fundamental research of companies, combined with the use of risk control tools, is the key to good stock selection. The portion of the Fund managed by GMF primarily contains stocks with favorable cash flow characteristics and relative earnings improvement. This portion of the Fund is also

10

Fund Summaries — GVIT Small Company Fund

broadly diversified across sectors. GMF believes that an active manager can add value in the inefficient small cap market.

GMF believes that small-cap companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company’s outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

GMF typically sells stocks for three main reasons: the stock hits its predetermined valuation target; more attractive alternatives are available at better valuation levels; or the fundamental picture for the company or industry deteriorates.

Neuberger Berman, LLC (“Neuberger Berman”) looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

•	Above-average returns
•	An established market niche
•	Circumstances that would make it difficult for new competitors to enter the market
•	The ability of the companies to finance their own growth
•	Sound future business prospects

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trends. The portfolio managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Strong Capital Management, Inc. (“Strong”) Strong focuses on companies that it believes have favorable prospects for above average and sustainable growth of earnings and/or revenue. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. Strong may sell a holding when there is, among other things, a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

Waddell & Reed Investment Management Company (“WRIMCO”) WRIMCO seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

•	Aggressive or creative management
•	Technological or specialized expertise
•	New or unique products or services
•	Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

11

Fund Summaries — GVIT Small Cap Growth Fund

Small-cap companies are companies with market capitalizations in the range of companies represented by the Russell 2000® Index[1], known as small-cap companies. The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2004, the market capitalization of companies in the Russell 2000 Index ranged from approximately $16 million to $2.8 billion. Due to market fluctuations and the index’s annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time.

Market Capitalization
is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

Objective and Principal Strategies

The GVIT Small Cap Growth Fund seeks capital growth.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies (“small-cap companies”). The balance of the Fund’s assets may be invested in equity securities of larger-cap companies. Equity securities include common stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

In making decisions on whether to buy or sell a security, a subadviser is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

As part of its responsibilities to the Fund, GMF initially selects the Fund’s subadvisers and monitors their performance on an ongoing basis. GMF has chosen Neuberger Berman, LLC and Waddell & Reed Investment Management Company each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. GMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see “Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund” on page 14.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by each subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Small-cap risk. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore the Fund is subject to the risks associated with small-cap companies. The Fund’s investments in smaller companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

[1]	The Russell 2000® Index is a registered service mark of the Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

12

Fund Summaries — GVIT Small Cap Growth Fund

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Sector risk. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. If both subadvisers together allocate more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Portfolio turnover risk. A subadviser may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 15.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	22.5%	4th qtr. of 2001
Worst Quarter:	-23.4%	3rd qtr. of 2001

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[2]

Class I shares[1]	34.27%	7.03%
Class II shares[3]	34.06%	6.82%
Class III shares[3]	34.10%	6.90%
Russell 2000® Growth Index[4]	48.54%	-0.53%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on May 1, 1999.

[3]	These returns until the creation of the Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II and Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 26 for more information.

[4]	The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

13

Fund Summaries — GVIT Small Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)[2]	N/A	N/A	1.00%
.............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees[3]	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.19%	1.44%	1.19%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 26.

[3]	Effective January 1, 2004, the management fees were decreased, therefore “Management Fees” have been restated to reflect the new fees implemented for the current fiscal year.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$121	$378	$654	$1,443
Class II	$147	$456	$787	$1,724
Class III	$121	$378	$654	$1,443

Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund

The following is a description of the investment strategies used by each subadviser of the Fund. Each subadviser manages a portion of the Fund’s assets in accordance with the investment objective and principal strategies as described previously.

Neuberger Berman, LLC employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the portfolio managers look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

•	Financial condition (such as debt to equity ratio)

•	Market share and competitive leadership of the company’s products

•	Earnings growth relative to competitors

•	Market valuation in comparison to a stock’s own historical norms and the stocks or other small cap companies.

The portfolio managers follow a disciplined selling strategy and may sell a stock when if fails to perform as expected or when other opportunities appear more attractive.

Waddell & Reed Investment Management Company (“WRIMCO”) WRIMCO seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

•	Aggressive or creative management

•	Technological or specialized expertise

•	New or unique products or services

•	Entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

14

Principal Investments and Techniques

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including, the Funds’ other investment techniques. To obtain copy of the SAI, see the back cover.

Growth and Value Stocks (All Funds). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock’s price may be more directly linked to market developments than a value stock’s price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

Preferred Stock (Small Company, Small Cap Value). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer’s common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

Convertible Securities (All Funds). A Fund may invest in convertible securities—also known as convertibles—including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and “newer,” better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Real Estate Investment Trusts (“REITs”) (Small Cap Value). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may

15

More About the Funds

refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Warrants (Small Cap Growth). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Principal Risks

Small-Cap Risk (All Funds). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small-cap companies to changing economic conditions. Certain small-cap companies in which the Funds invest are in the technology-related and biotechnology industries. Small-cap companies in these industries may be subject to more abrupt or erratic price movements than small-cap companies in other industries.

In addition, small-cap companies may:

•	Lack depth of management
•	Lack a proven track record
•	Be unable to generate funds necessary for growth or development
•	Be developing or marketing new products or services for which markets are not yet established and may never become established
•	Market products or services which may become quickly obsolete.

Therefore, while small-cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign Risk (All Funds). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

•	Country— General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund’s securities that trade in the country. These movements will affect a Fund’s share price and a Fund’s performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

•	Foreign Markets— A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

•	Governmental Supervision and Regulation/ Accounting Standards— Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

•	Currency— Some of a Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit,

16

More About the Funds

bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

17

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Funds during the year. The discussion is provided by GMF and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

GVIT Small Cap Value Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund significantly outperformed returning 56.85% Class I versus 46.03% for its benchmark, the Russell 2000® Value Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Small-Cap Value Funds) was 44.49%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Small-cap stocks outperformed mid- and large-cap stocks during 2003. Historically, small-cap stocks perform well when the economy is coming out of a recession. In 2003, small-cap stocks delivered one of their best-performing years ever, eclipsing the returns generated in 1991, another occasion when the economy was emerging from a recession.

All major economic sectors within the Index posted double-digit returns. The best-performing sectors in the Index included telecommunications services, information technology, health care, materials and industrials. These sectors delivered returns in excess of 40% for the annual period. Even the worst-performing sector, utilities, delivered a return of 27%.

Positive stock selection (relative to the Index) in the information technology, financials and industrials sectors added to returns as did an overweight position in some of the best-performing sectors, including information technology, health care and materials.

At the individual stock level, accelerating business momentum in the Fund’s holdings helped the Fund outperform its Index. In the third quarter of 2003, many of the Fund’s holdings began to post much stronger than average earnings, beating consensus estimates for most of the annual period. That earnings success, coupled with extremely favorable valuation characteristics, has been the major driver of the Fund’s performance.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s strategy during the period was to take a more aggressive posture than that of the Index. This stance worked well within an environment of growing economic momentum, rising stock prices and investors’ increasing willingness to take on risk.

In terms of sector weightings, the Fund held more than twice the weighting in the information technology sector than that held in the Index (23% versus 11%, respectively). This overweight position in the information technology sector as well as good stock selection within the sector accounted for approximately one-third of the Fund’s overall return. The Fund’s positioning in the information technology sector alone added almost 7% to the Fund’s returns over those in the Index.

The Fund’s holdings in financials and industrials also added almost 17% to the Fund’s overall returns and almost 6% to the Fund’s performance above the Index.

How is the Fund positioned?

The Fund reduced its weighting toward the end of the period in the information technology sector because many of the Fund’s holdings had reached their price targets. The overweight position in the energy sector has been maintained because of the Fund’s positive long-term outlook for energy prices.

The Fund remains significantly underweight in the financials sector because we believe valuations and business momentum are less attractive in this sector.

We expect investors to renew their focus on fundamentals in 2004. Thus, the Fund’s strategy of searching for those companies with improving fundamentals and solid business models should be favored in 2004.

Note: Until September 30, 2003, the Fund was managed by two managers: Dreyfus and GMF. On October 1, 2003, a new subadviser was added to the Fund— J.P. Morgan Investment Management Company.

18

Management

Comparison of a Hypothetical $10,000 Investment

in the GVIT Small Cap Value Fund (Class I Shares)
and the Russell 2000 Value Index1,2

GVIT Small Cap Value Fund3

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[4]

Class I shares	56.85%	15.81%	11.78%
Class II shares[5]	56.45%	15.55%	11.54%
Class III shares[5]	56.78%	15.84%	11.80%
Class IV shares[5]	56.85%	15.81%	11.78%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Russell 2000® Value Index measures the performance of the companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

[3]	The Fund’s current managers have not all managed a portion of the Fund for the complete life of the Fund.

[4]	The Fund commenced operations on October 31, 1997.

[5]	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 25 for more information.

Past performance is not predictive of future performance.

GVIT Small Company Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 41.01% (Class I) versus 47.25% for its benchmark index, the Russell 2000® Index (the “Index”).

For broader comparison, the average return for this Fund’s current peer category (i.e., Small-Cap Growth Funds) was 41.73%, according to Lipper, an independent company that provides mutual fund data and analysis. Small-cap core funds delivered an average annual return of 41.88%.

What market/economic and portfolio-specific factors affected performance?

After enduring a bear market for the past several years, investors finally saw positive returns in 2003. Several factors combined to create a very favorable investment climate across most styles and sectors of the market during 2003. Those factors included tax cuts, reduced geopolitical uncertainties, and continued low interest rates and inflation. The extra boost provided by tax cuts along with better corporate earnings finally gave investors some needed confidence as the market rallied off its March 2003 lows.

While the uncertainties in the Middle East led to a tumultuous market in the first quarter 2003, the quick resolution of the formal military conflict in Iraq combined with positive economic data drove the market to achieve positive returns for the year. A shift from a consumer-driven economic recovery to an enterprise-driven one has been common historically, and that now appears to be happening in the current environment. Small- and mid-capitalization securities outperformed their large-capitalization counterparts during 2003.

The dominant theme within the small-cap sector for most of 2003 was the outperformance of the “smallest of the small” (i.e., the lowest market-cap quintile generated the highest returns). These included companies that exhibited nominal earnings and high price/earnings multiples.

What was the Fund’s strategy in response to prevailing market conditions?

In general, the Fund took a less-risky position versus the benchmark, which ultimately hurt overall performance, because the riskier stock selections were the ones that reaped the highest returns in 2003. Stock selection hurt returns (versus the Index) in the following sectors: information technology, health care, energy, financials, and materials.

19

Management

The Fund’s asset allocation decisions added to performance relative to the Index. Overweight positions in the consumer discretionary, materials, information technology and health care sectors all added to the Fund’s performance. An underweight stance in the utility and financial sectors also added to returns.

How is the Fund positioned?

Heading into 2004, the Funds largest positions are in the information technology, industrials, and health care sectors. In comparison to its benchmark, the Fund holds slight overweight positions in the energy and industrials sectors and is underweight the financial sector.

Comparison of a Hypothetical $10,000 Investment

in the GVIT Small Company Fund
(Class I Shares) and The Russell 2000 Index1,2

GVIT Small Company Fund3

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[4]

Class I shares	41.01%	11.27%	13.60%
Class II shares[5]	40.61%	11.00%	13.31%
Class III shares[5]	40.99%	11.28%	13.60%
Class IV shares[5]	41.01%	11.27%	13.60%

[1]	The calculations in the graph assume the reinvestment of all dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Russell 2000® Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund’s current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.

[4]	The Fund commenced operations on October 23, 1995.

[5]	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 26 for more information.

Past performance is not predictive of future performance.

GVIT Small Cap Growth Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 34.27% (Class I) versus 48.54% for its benchmark index, the Russell 2000® Growth Index (the “Index”).

For broader comparison, the average return for this Fund’s peer category (i.e., Small-Cap Growth Funds) was 41.73%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Small-cap stocks outperformed mid- and large-cap stocks during 2003. Small-cap growth stocks outperformed small-cap core and small-cap value managers primarily because of their greater exposure to the health-care and information technology sectors. The health care sector delivered 55% gains, while the information technology sector advanced 64%.

Small-cap growth managers, however, struggled versus the Russell 2000 Growth Index for 2003 with less than 30% of these managers beating the benchmark index according to Morningstar*. The stocks of cyclical and lower-quality firms performed much better than those of larger, high-quality and stable companies. Companies not expecting to

*	The data is for the one-year period ended Dec. 31, 2003, and it compares the performance of all funds currently classified by Morningstar as belonging in the Small Growth Category against the Russell 2000 Growth Index. The number of managers is restricted to distinct funds (classes of shares are not taken into consideration).

20

Management

earn money during the next year and the smallest of the small-capitalization firms continued to rally. The non-earnings companies of the Russell 2000 Growth Index were up 91.50% for the year, while those companies with less than $250 million in market cap were the top performers in the benchmark Index, returning 78.90%.

What was the Fund’s strategy in response to prevailing market conditions?

The overall portfolio of the Fund underperformed its benchmark due to its lower risk bias (the Fund had a standard deviation of 13.02% versus a standard deviation of 17.20% for the benchmark Index). Standard deviation is a measure of the variability in returns— the higher the variability, the greater the risk. During 2003, risk was rewarded, and those unwilling to take on a high level of risk underperformed.

More specifically, the largest performance detractor for the Fund was security selection, especially within the information technology and financial sectors. The Fund held less cyclical, lower octane names within these sectors.

Holdings in the health care and industrial sectors helped returns. More specifically, in the health care sector, stocks such as American Healthways, Inc., which provides disease and health management services and VISX, Inc., which develops systems for laser vision correction, benefited overall Fund performance. Within the industrial sector, stocks such as Harmon International Industries, which manufactures and markets high-quality audio products and MSC Industrial Direct Company, which markets industrial products to consumers.

How is the Fund positioned?

As compared to its benchmark, the Fund has overweight positions in the more cyclical sectors such as consumer discretionary and industrials and underweight positions in the financial and information technology sectors.

Overall, we remain bullish in the short run. We believe that stock prices may overshoot on the upside as typically happens during an economic recovery. Generally, in terms of the economic environment, we think that the Federal Reserve will remain accommodating through 2004. We believe that this scenario would create favorable market conditions in which stocks could continue their upward trend.

Comparison of a Hypothetical $10,000 Investment

in the GVIT Small Cap Growth Fund (Class I Shares) and
the Russell 2000 Growth Index1,2

GVIT Small Cap Growth Fund3

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[4]

Class I shares	34.27%	7.03%
Class II shares[5]	34.06%	6.82%
Class III shares[5]	34.10%	6.90%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[3]	The Fund’s current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.

[4]	The Fund commenced operations on May 1, 1999.

[5]	These returns until the creation of the Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 26 for more information.

Past performance is not predictive of future performance.

21

Management

Investment Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so for a portion of the GVIT Small Company and GVIT Small Cap Value Funds. GMF was organized in 1999 and manages mutual fund assets. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds’ average daily net assets. The total management fees (including fees paid to the subadvisers), paid by each of the Funds for the fiscal year ended December 31, 2003—expressed as a percentage of each Fund’s average daily net assets—was as follows:

Fund	Fee

GVIT Small Cap Value Fund	0.87%
GVIT Small Company Fund	0.93%
GVIT Small Cap Growth Fund	1.10%	*

*	Effective January 1, 2004, the contractual management fee for the GVIT SmallCap Growth Fund was changed to 0.95%.

Portfolio Managers for the GVIT Small Company Fund and GVIT Small Cap Value Fund Managed in Part by GMF:

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund and the GVIT Small Cap Value Fund managed by GMF. Prior to joining GMF in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund and the NorthPointe Small Cap Value Fund.

Multi-Management Structure

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

•	Performing initial due diligence on prospective subadvisers for the Funds
•	Monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
•	Communicating performance expectations and evaluations to the subadvisers
•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Subadvisory Fee Structure:

GVIT Small Cap Value Fund: GMF has selected two subadvisers, each of whom manage part of the Fund’s portfolio. In addition, GMF manages a portion of the Fund’s portfolio itself.

The GVIT Small Cap Value Fund’s subadvisers are:

    The Dreyfus Corporation
    J.P. Morgan Investment Management, Inc.

For the fiscal year ended December 31, 2003, GMF paid Dreyfus, a fee based on the Fund’s average daily net assets that were managed by Dreyfus, of 0.50%. For the period October 1, 2003 to December 31, 2003, GMF paid J.P. Morgan a prorated fee based on the Fund’s average daily net assets that are managed by J.P. Morgan, of 0.50%.

GVIT Small Company Fund: GMF has selected five subadvisers, each of whom will manage part of the Fund’s portfolio. In addition, GMF manages a portion of the Fund’s portfolio itself. Out of its management fee, GMF paid each subadviser an annual subadvisory fee for the fiscal year ended December 31, 2003, in an amount equal to 0.60% of the Fund’s average daily net assets that are managed by that subadviser.

22

Management

The GVIT Small Company Fund’s subadvisers are:

    The Dreyfus Corporation
    Gartmore Global Partners
    Neuberger Berman, LLC
    Strong Capital Management, Inc.
    Waddell & Reed Investment Management Company

GVIT Small Cap Growth Fund: GMF has selected two subadvisers, each of whom will manage part of the Fund’s portfolio. In addition, GMF manages a portion of the Fund’s portfolio itself. Out of its management fee for the fiscal year ended December 31, 2003, GMF paid each subadviser an annual subadvisory fee in an amount equal to 0.60% of the Fund’s average daily net assets that are managed by that subadviser.

The GVIT Small Cap Growth Fund’s subadvisers are:

    Waddell & Reed Investment Management Company
    Neuberger Berman, LLC

The Subadvisers. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with a Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The Dreyfus Corporation (“Dreyfus”) is the subadviser for portions of the GVIT Small Cap Value Fund and the GVIT Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of February 29, 2004, Dreyfus managed or administered approximately $166 billion in assets.

GVIT Small Cap Value Fund Portfolio Manager: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVIT Small Cap Value Fund’s portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or its predecessor since May 1991.

GVIT Small Company Fund Portfolio Managers: The primary portfolio managers for the portion of the GVIT Small Company Fund’s portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

Gartmore Global Partners (“GGP”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and, with its U.S. affiliates, manages approximately $77.6 billion in assets as of March 31, 2004.

Although GGP takes a team approach to portfolio construction, which allows investors to benefit from the skills of all members of the team, the primary portfolio manager for the portion of the GVIT Small Cap Company Fund managed by GGP is Nick Reid. Mr. Reid joined Gartmore Investment Management plc, an affiliate of GGP, in 1994 and is responsible for managing international small cap and Japanese equities portfolios.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, NY 10036, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for a portion of the GVIT Small Cap Value Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2003, J.P. Morgan and its affiliates had approximately $559 billion in assets under management.

GVIT Small Cap Value Fund Portfolio Manager: Christopher T. Blum, CFA, is the primary portfolio manager for the portion of the GVIT Small Cap Value Fund managed by J.P. Morgan. Mr. Blum is a Vice President at J.P. Morgan, having rejoined the firm in 2001. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts.

Neuberger Berman, LLC (“Neuberger Berman”) is the subadviser for a portion of each of the GVIT Small Company and GVIT Small Cap Growth Funds. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $74 billion of assets as of February 29, 2004. Neuberger Berman is a member firm of the NYSE and other principal exchanges and Neuberger Berman or its affiliates act as the Funds’ primary broker in the purchase and sale of securities for the portion

23

Management

of the Funds’ portfolio managed by Neuberger Berman. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc.

GVIT Small Company Fund Portfolio Managers: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D’Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman’s subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. D’Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

GVIT Small Cap Growth Fund Portfolio Manager: David H. Burshtan began managing the Neuberger Berman portion of the GVIT Small Cap Growth Fund in January 2003. Mr. Burshtan is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. From 1995-1999, he managed small-cap portfolios for another manager.

Strong Capital Management Inc. (“Strong”), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for a portion of the GVIT Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36.2 billion as of February 29, 2004.

GVIT Small Company Fund Portfolio Manager: Brandon M. Nelson is the portfolio manager for the portion of the GVIT Small Company Fund managed by Strong. He is primarily responsible for the day-to-day management of Strong’s portion of the Fund’s portfolio.

Brandon M. Nelson, CFA, has over six years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison.

Waddell & Reed Investment Management Company (“WRIMCO”) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. As of February 29, 2004, WRIMCO manages approximately $31 billion in assets.

GVIT Small Company Fund and GVIT Small Cap Growth Fund Portfolio Managers: Mark G. Seferovich and Kenneth McQuade are responsible for the day-to-day management of portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund, managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. McQuade is a Vice President of WRIMCO. Mr. McQuade served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

24

Who Can Buy Shares of the Funds

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the GVIT Small Cap and GVIT Small Company Funds will be sold to certain separate accounts of

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”); and
•	Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Those Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies ( or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund’s administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair

25

Buying and Selling Fund Shares

value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades but prior to the next calculation of the Fund’s NAV.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contract their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, the Funds also have adopted short-term trading fees for Class III shares. The Funds will assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are

26

Buying and Selling Fund Shares

held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. Short-term trading fees are paid directly to a Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class III shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners of the Fund may be negatively impacted by such short-term trading and its related costs.

Class III shares of the Funds are offered in variable insurance contracts intended to be used by short-term traders although the individual Funds are not intended to be timed. It is believed that the short-term trading fee imposed on Class III redemptions will be sufficient to cover the increased costs of such short-term trades in order to protect the Fund and all of its contract owners (including those in the other classes), but there is no assurance that the Fund and its contract owners will be protected.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2.	Variable insurance contract withdrawals or loans, including required minimum distributions; and

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor of a Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II shares average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

27

Distributions and Taxes

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

28

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years (or for the period of the Fund’s operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, the returns would be lower than those shown. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of December 31, 2003. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

	GVIT Small Cap Value Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$9.49	$9.72	$8.70	$10.36	$7.37

Investment Activities:
Net investment income (loss)	(0.02)	(0.02)	—	—	(0.02)
Net realized and unrealized gains (losses) on investments	2.38	1.06	2.44	(2.78)	4.21

Total from investment activities	2.36	1.04	2.44	(2.78)	4.19

Distributions:
Net realized gains (losses)	(2.13)	(2.06)	(0.78)	(0.21)	—

Total distributions	(2.13)	(2.06)	(0.78)	(0.21)	—

NET ASSET VALUE — END OF PERIOD	$9.72	$8.70	$10.36	$7.37	$11.56

Total Return	27.84%	11.20%	28.28%	(27.16% )	56.85%
Ratios/Supplemental Data:
Net Assets at end of period (000s)	$131,929	$280,110	$697,860	$467,165	$715,099
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.31% )	0.04%	0.01%	(0.18%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.27%	1.20%	1.15%	1.11%	(j	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(0.50% )	(0.46% )	(0.06% )	0.01%	(j	)
Portfolio turnover (b)	270.26%	181.85%	164.87%	127.77%	126.29%

	Class II Shares			Class III Shares			Class IV Shares

	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2002 (d)		2003 (e)	2002 (f)		2003 (e)	2003 (g)

NET ASSET VALUE — BEGINNING OF PERIOD	$10.26		$7.37	$10.48		$7.38	$7.49

Investment Activities:
Net investment income (loss)	—		(0.04)	—		(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	(2.68)		4.20	(2.89)		4.20	4.08

Total from investment activities	(2.68)		4.16	(2.89)		4.19	4.07

Distributions:
Net realized gains (losses)	(0.21)		—	(0.21)		—	—

Total distributions	(0.21)		—	(0.21)		—	—

NET ASSET VALUE — END OF PERIOD	$7.37		$11.53	$7.38		$11.57	$11.56

Total Return	(26.46%	)(h)	56.45%	(27.88%	)(h)	56.78%	54.34%	(h)
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$1,472		$18,446	$63		$2,568	$53,826
Ratio of expenses to average net assets	1.32%	(i)	1.36%	1.07%	(i)	1.11%	1.10%	(i)
Ratio of net investment income (loss) to average net assets	0.13%	(i)	(0.41% )	0.60%	(i)	(0.13% )	(0.18%	)(i)
Portfolio turnover (b)	127.77%		126.29%	127.77%		126.29%	126.29%

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from May 3, 2002 (commencement of operations) through December 31, 2002.
(g) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(h) Annualized.
(i) Not annualized.
(j) There were no fee reductions during the period.

29

Financial Highlights

	GVIT Small Company Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (b)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$16.01	$22.12	$20.00	$18.64	$15.41

Investment Activities:
Net investment income (loss)	(0.03)	0.02	—	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	7.03	1.91	(1.34)	(3.16)	6.39

Total from investment activities	(7.00)	1.93	(1.34)	(3.23)	6.32

Distributions:
Net investment income	—	(0.01)	(0.02)	—	—
Net realized gains	(0.89)	(4.04)	—	—	—

Total distributions	(0.89)	(4.05)	(0.02)	—	—

NET ASSET VALUE — END OF PERIOD	$22.12	$20.00	$18.64	$15.41	$21.73

Total Return	44.02%	8.90%	(6.70% )	(17.33% )	41.01%
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$542,537	$790,607	$743,468	$561,836	$760,078
Ratio of expenses to average net assets	1.15%	1.21%	1.20%	1.18%	1.17%
Ratio of net investment income (loss) to average net assets	(0.16% )	0.06%	0.02%	(0.33% )	(0.37% )
Portfolio turnover (a)	134.74%	163.66%	135.90%	92.59%	93.72%

	Class II Shares			Class III Shares			Class IV Shares

	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2002 (c)		2003	2002 (d)		2003	2003 (e)

NET ASSET VALUE — BEGINNING OF PERIOD	$18.70		$15.39	$17.48		$15.42	$15.61

Investment Activities:
Net investment income (loss)	(0.03)		(0.12)	(0.01)		(0.08)	(0.05)
Net realized and unrealized gains (losses) on investments	(3.28)		6.37	(2.05)		6.40	6.17

Total from investment activities	(3.31)		6.25	(2.06)		6.32	6.12

Distributions:
Net investment income	—		—	—		—	—
Net realized gains	—		—	—		—	—

Total distributions	—		—	—		—	—
NET ASSET VALUE — END OF PERIOD	$15.39		$21.64	$15.42		$21.74	$21.73

Total Return	(17.70%	)(f)	40.61%	(11.78%	)(f)	40.99%	39.21%	(f)
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$2,325		$18,345	$51		$1,199	$48,252
Ratio of expenses to average net assets	1.44%	(g)	1.42%	1.15%	(g)	1.17%	1.16%	(g)
Ratio of net investment income (loss) to average net assets	(0.54%	)(g)	(0.63% )	(0.25%	)(g)	(0.39% )	(0.36%	)(g)
Portfolio turnover (a)	92.59%		93.72%	92.59%		93.72%	93.72%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)	For the period from March 5, 2002 (commencement of operations) through December 31, 2002.
(d)	For the period from July 1, 2002 (commencement of operations) through December 31, 2002.
(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f)	Not annualized.
(g)	Annualized.

30

Financial Highlights

	GVIT Small Cap Growth Fund

	Class I Shares

	Period Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,		December 31,
	1999 (c)		2000	2001 (d)		2002		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$19.69	$16.24		$14.48		$9.66

Investment Activities:
Net investment income (loss)	(0.01)		(0.02)	(0.07)		(0.11)		(0.11)
Net realized and unrealized gains (losses) on investments	10.48		(3.10)	(1.69)		(4.71)		3.42

Total from investment activities	10.47		(3.12)	(1.76)		(4.82)		3.31

Distributions:
Net realized gains (losses)	(0.78)		(0.33)	—		—		—

Total distributions	(0.78)		(0.33)	—		—		—

NET ASSET VALUE — END OF PERIOD	$19.69		$16.24	$14.48		$9.66		$12.97

Total Return	105.01%	(g)	(16.17% )	(10.84%	)	(33.29%	)	34.27%
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$19.541		$93,891	$143,982		$100,308		$156,978
Ratio of expenses to average net assets	1.30%	(h)	1.30%	1.30%		1.35%		1.34%
Ratio of net investment income (loss) to average net assets	(0.24%	)(h)	(0.22% )	(0.65%	)	(1.03%	)	(1.03%	)
Ratio of expenses (prior to reimbursements) to average net assets (a)	3.40%	(h)	1.60%	1.43%		1.35%		(i	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(2.34%	)(h)	(0.52% )	(0.78%	)	(1.03%	)	(i	)
Portfolio turnover (b)	130.98%		182.48%	124.61%		165.97%		121.69%

	Class II Shares			Class III Shares

	Period Ended		Year Ended	Period Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,
	2002 (e)		2003	2002 (f)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$13.59		$9.63	$10.95		$9.62

Investment Activities:
Net investment income (loss)	(0.04)		(0.09)	(0.04)		(0.05)
Net realized and unrealized gains (losses) on investments	(3.92)		3.37	(1.29)		3.33

Total from investment activities	(3.96)		3.28	(1.33)		3.28

Distributions:
Net realized gains (losses)	—		—	—		—

Total distributions	—		—	—		—

NET ASSET VALUE — END OF PERIOD	$9.63		$12.91	$9.62		$12.90

Total Return	(29.14%	)(g)	34.06%	(12.15%	)(g)	34.10%
Ratios/ Supplemental Data:
Net Assets at end of period (000s)	$1,652		$8,842	$17		$978
Ratio of expenses to average net assets	1.63%	(h)	1.59%	1.27%	(h)	1.34%
Ratio of net investment income (loss) to average net assets	(1.33%	)(h)	(1.29% )	(0.94%	)(h)	(1.04% )
Portfolio turnover (b)	165.97%		121.69%	165.97%		121.69%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from May 1, 1999 (commencement of operations) through December 31, 1999.
(d)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(e)	For the period from March 7, 2002 (commencement of operations) through December 31, 2002.
(f)	For the period from July 5, 2002 (commencement of operations) through December 31, 2002.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

31

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents— which may be obtained free of charge— contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-4426 5/04

Gartmore Variable Insurance Trust

•	Comstock GVIT Value Fund

(Class I, Class II and Class IV Shares)

•	Dreyfus GVIT International Value Fund

(Class I, Class II, Class III, Class IV and Class VI Shares)

•	Dreyfus GVIT Mid Cap Index Fund

(Class I, Class II and Class III Shares)

•	Federated GVIT High Income Bond Fund

(Class I and Class III Shares)

•	GVIT Equity 500 Index Fund

(Class I, Class II and Class IV Shares)

•	J.P. Morgan GVIT Balanced Fund

(Class I and Class IV Shares)

•	Van Kampen GVIT Multi Sector Bond Fund

(Class I and Class III Shares)
Prospectus
April 29, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Fund Summaries

Comstock GVIT Value Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Dreyfus GVIT International Value Fund	6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Dreyfus GVIT Mid Cap Index Fund	9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Federated GVIT High Income Bond Fund	12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GVIT Equity 500 Index Fund	15
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. Morgan GVIT Balanced Fund	18
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Van Kampen GVIT Multi Sector Bond Fund	22
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Funds	26
Principal Investments and Techniques
Principal Risks
Temporary Investments

Management	30
Management’s Discussion of Fund Performance
Investment Management
Multi-Management Structure

Buying and Selling Fund Shares	44
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Short-Term Trading Fees
Distribution Plan

Distributions and Taxes	47
Dividends and Distributions
Tax Status

Financial Highlights	48

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about seven funds (the “Funds”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in “More About the Funds” beginning on page 26. “You” and “your” refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about the Funds

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to: the following classes of the Funds, which constitute all available classes at this time:

Comstock GVIT Value Fund

•	Class I
•	Class II
•	Class IV

Dreyfus GVIT International Value Fund

•	Class I
•	Class II
•	Class III
•	Class IV
•	Class VI

Dreyfus GVIT Mid Cap Index Fund

•	Class I
•	Class II
•	Class III

Federated GVIT High Income Bond Fund

•	Class I
•	Class III

GVIT Equity 500 Index Fund

•	Class I
•	Class II
•	Class IV

J.P. Morgan GVIT Balanced Fund

•	Class I
•	Class IV

Van Kampen GVIT Multi Sector Bond Fund

•	Class I
•	Class III

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 45.

Each Fund employs a “multi-manager” structure, which means that Gartmore Mutual Fund Capital Trust (“GMF”), as the Funds’ investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See “Management— Multi-Management Structure” for more information.

2

Fund Summaries — Comstock GVIT Value Fund

Objective and Principal Strategies

The Comstock GVIT Value Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

GMF has selected Van Kampen Asset Management Inc. (“VKAM”) as a sub-adviser to manage the Fund’s portfolio on a day-to-day basis. Under normal market conditions, VKAM seeks to achieve the Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by VKAM to possess the potential for capital growth and income. VKAM generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium-, or large-sized companies.

Portfolio securities are typically sold when VKAM’s assessments of the capital growth and income potential of such securities materially change and factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers, primarily through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes. The Fund may also engage in securities lending in order to generate additional income for the Fund.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid/ small company risk. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Derivatives risk. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to

3

Fund Summaries — Comstock GVIT Value Fund

the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns— Class I Shares1:

Best Quarter:	18.14%	2nd qtr. of 2003

Worst Quarter:	-20.83%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I shares[1]	31.43%	-1.75%	1.14%
Class II shares[3]	31.20%	-1.99%	0.90%
Class IV shares[3]	31.47%	-1.75%	1.15%
The S&P 500® Index[4]	28.70%	-0.57%	4.73%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund’s previous subadviser managed the Fund.

[3]	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

[4]	The Standard & Poor’s 500 Index— an unmanaged index of 500 widely-held stocks of large U.S. companies— gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

4

Fund Summaries — Comstock GVIT Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class IV

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A	N/A
..............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.31%	0.20%

Total Annual Fund Operating Expenses	0.99%	1.31%	0.95%
Amount of Fee Waiver/ Expense Reimbursements	N/A	0.11%	N/A

Total Annual Fund Operating Expenses (After Waivers Reimbursements)[2]	0.99%	1.20%	0.95%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses and short sale dividend expenses) from exceeding 1.20% for the Fund’s Class II shares through at least April 30, 2005, and 0.95% for the Fund’s Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of “Other Expenses” paid by GMF provided that any such reimbursement will not cause the expenses of the Class II shares and the Class IV shares of the Fund to exceed the expense limitation in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund’s operating expenses will not change and any expense limitations for Class II shares through April 30, 2005. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$101	$315	$547	$1,213
Class II	$122	$404	$708	$1,569
Class IV	$ 97	$303	$525	$1,166

5

Fund Summaries — Dreyfus GVIT International Value Fund

Objective and Principal Strategies

The Dreyfus GVIT International Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of non-U.S. companies.

GMF, the Fund’s investment adviser, has chosen The Dreyfus Corporation (“Dreyfus”) to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities of established non-U.S. companies or of companies organized in the United States having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital appreciation. Many of these securities are non-U.S. dollar denominated securities. The Fund also may invest in other non-U.S. securities, such as those of foreign governments or agencies or instrumentalities of foreign governments.

Dreyfus uses a value-oriented investing strategy to select investments for the Fund. Value-oriented investing involves buying securities that are reasonably priced based upon the cost of the securities compared to their earnings, book value, cash flow they are generating or some other measure of value.

Under normal conditions, the Fund invests in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries, foreign markets, or regions other than the United States. Nonetheless, under certain economic and business conditions the Fund may invest up to 35% of its net assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The Fund may invest in restricted securities, which may be restricted as to their resale, including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

The Fund also, under normal market conditions, may invest up to 35% of its net assets in investment-grade debt securities of foreign issuers. Investment-grade debt securities include corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor’s Corporation or Moody’s Investor Service, Inc. The rating agency evaluates a debt security, measures the issuer’s financial condition and stability, and assigns a rating to the security. If a rating agency changes a security’s rating, it may affect the security’s value. By measuring the issuer’s ability to pay back the debt, ratings help investors evaluate the safety of their debt securities investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the subad-viser to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Foreign risk. Investments in foreign securities (including depositary receipts) involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth

6

Fund Summaries — Dreyfus GVIT International Value Fund

stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security owned by the Fund may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class IV Shares1:

Best Quarter:	21.68%	2nd qtr. of 2003

Worst Quarter:	-20.79%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Ten
	Year	Years	Years

Class I2	38.52%	6.36%	7.64%
Class II2	37.99%	6.06%	7.36%
Class III[2]	38.20%	6.31%	7.62%
Class IV	38.52%	6.36%	7.64%
Class VI2	37.05%	5.92%	7.29%
Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index[3]	39.17%	0.26%	4.78%

[1]	The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.

[2]	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003) and through December 31, 2003 for the Class VI shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I, Class II, Class III and Class VI shares would have produced, because all classes of

7

Fund Summaries — Dreyfus GVIT International Value Fund

shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46 for more information.

[3]	The MSCI EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia, and the Far East. The MSCI EAFE Index reflects the prices of these common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes. Unlike mutual funds, the MSCI EAFE Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III	Class IV	Class VI

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed or exchanged)[2]	N/A	N/A	1.00%	N/A	1.00%
.......................................................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	0.25%
Other Expenses[3]	0.10%	0.10%	0.10%	0.25%	0.25%

Total Annual Fund Operating Expenses	0.85%	1.10%	0.85%	1.00%	1.25%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 46.

[3]	“Other Expenses” have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund’s predecessor during a portion of the prior fiscal year.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III and Class VI shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$87	$271	$471	$1,049
Class II	$112	$350	$606	$1,340
Class III	$87	$271	$471	$1,049
Class IV	$102	$318	$552	$1,225
Class VI	$127	$397	$686	$1,511

8

Fund Summaries — Dreyfus GVIT Mid Cap Index Fund

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it’s simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The Dreyfus GVIT Mid Cap Index Fund’s investment objective is capital appreciation.

GMF has selected Dreyfus as a subadviser to manage the Fund’s portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 Index1, as closely as possible before the deduction of Fund expenses. The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the performance of the Fund and the index were exactly the same.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size U.S. companies in a wide range of businesses (“mid cap companies”). The companies in the index have market capitalizations as of January 31, 2004 ranging between $340 million and $11.8 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

Principal Risks

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

Mid cap risk. The Fund’s investments in mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

Risks related to index funds. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

Derivatives risk. The Fund may invest in derivatives, particularly stock index futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative

1	“Standard & Poor’s MidCap 400 Index” and “S&P” are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

9

Fund Summaries — Dreyfus GVIT Mid Cap Index Fund

contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	18.74%	4th qtr. of 1998

Worst Quarter:	16.79%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I shares[1]	34.65%	9.41%	9.31%
Class II shares[3]	34.30%	9.14%	9.03%
Class III shares[3]	34.65%	9.41%	9.31%
The S&P MidCap 400 Index[4]	35.61%	9.21%	11.44%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

[3]	These returns until the creation of the Class II shares (May 6, 2002), and through December 31, 2003 for the Class III shares, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 46 for more information.

[4]	The S&P MidCap 400 Index—an unmanaged index of 400 stocks of medium-size U.S. companies—gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

10

Fund Summaries — Dreyfus GVIT Mid Cap Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	N/A	1.00%
..........................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees[3]	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	0.54%	0.79%	0.54%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46.

[3]	Effective May 1, 2004, the management fees were decreased. Therefore, “Management Fees” have been restated to reflect the new fees implemented for the current fiscal year.

Example

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$55	$173	$302	$677
Class II	$81	$252	$439	$978
Class III	$55	$173	$302	$677

11

Fund Summaries — Federated GVIT High Income Bond Fund

Objective and Principal Strategies

The Federated GVIT High Income Bond Fund seeks to provide high current income.

GMF has selected Federated Investment Management Company as a subadviser to manage the Fund’s portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. Under normal conditions, the Fund invests at least 80% of its net assets in corporate bonds that are considered below investment grade (commonly referred to as “junk bonds”). There is no minimum acceptable rating for a security to be purchased or held in the Fund’s portfolio.

The subadviser actively manages the Fund’s portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

•	Credit research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer’s management or other investment analysts regarding issuers. The subadviser performs a credit-intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer’s business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security’s risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer’s assets rather than its historical cost.

•	Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

•	Economic analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars. The Fund may invest in derivatives, such as options, futures, swaps and other hybrid instruments. The Fund may also engage in securities lending in order to generate additional income for the Fund.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities (including convertible securities structured as debt securities) held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a debt security (including a convertible security structured as a debt security) will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities owned by the

12

Fund Summaries — Federated GVIT High Income Bond Fund

Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

Lower-rated securities risk. Investment in junk bonds and other lower-rated or high yield securities (including convertible securities structured as debt securities) involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments
•	Greater risk of loss due to default or declining credit quality
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
•	Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

Foreign risk. To the extent that the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Call risk. Call risk is the possibility that an issuer may redeem a debt security (including certain convertible securities) before maturity (call). An increase in the likelihood of a call may reduce the security’s price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity risk. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Derivatives risk. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns— Class I Shares1:

Best Quarter:	7.75%	2nd qtr. of 2003

Worst Quarter:	-6.6%	4th qtr. of 2000

13

Fund Summaries — Federated GVIT High Income Bond Fund

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I shares[1]	22.27%	4.48%	4.95%
Class III shares[3]	22.27%	4.48%	4.95%
Lehman Brothers High Yield Index[4]	28.96%	5.24%	4.85%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operation on October 31, 1997.

[3]	These returns through December 31, 2003, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46 for more information.

[4]	The Lehman Brothers High Yield Index— an unmanaged index of bonds that are rated below investment grade— gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If this Index included expenses, the actual returns of this Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	N/A	1.00%
................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.25%	0.25%

Total Annual Fund Operating Expenses	0.95%	0.95%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$97	$303	$525	$1,166
Class III	$97	$303	$525	$1,166

14

Fund Summaries — GVIT Equity 500 Index Fund

A market-weighted index is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The GVIT Equity 500 Index Fund seeks long-term capital appreciation.

GMF, the Fund’s investment adviser, has chosen SSgA Funds Management, Inc. (“SSgA”) as the subadviser to manage the Fund’s portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in common stocks included in the S&P 500® Composite Stock Price Index (the “S&P 500 Index”).1 The S&P 500 Index is a market-weighted index consisting of approximately 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor’s selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.

The Fund employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index. The subadviser attempts to achieve a high correlation, generally greater than or equal to 0.95, between the Fund’s total return and the total return of the S&P 500 Index, without taking fund (or variable contract) expenses into account.

The Fund expects to substantially replicate the composition of the S&P 500 Index. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. In addition, to the extent necessary to replicate the weightings of a particular industry in the S&P 500 Index, the Fund may invest 25% or more of its total assets in the securities of issuers in the same industry.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which these stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Non-diversified fund risk. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, an increase or decrease in value of an investment in a single issuer may have a greater impact on the Fund’s net asset value and total return.

Risks related to index funds. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the S&P 500 Index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will

1	“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, and “500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (“SAI”).

15

Fund Summaries — GVIT Equity 500 Index Fund

attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the Index to some degree over time.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns— Class IV Shares1:

Best Quarter:	15.35%	2nd qtr. of 2003

Worst Quarter:	-17.36%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

Class I2	28.33%	-5.00%
Class II2	27.77%	-5.41%
Class IV	28.33%	-5.00%
S&P 500® Index[3]	28.70%	-4.20%

[1]	The Fund’s predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio

[2]	These returns through December 31, 2003 for the Class I and Class II shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.

[3]	The Standard & Poor’s 500 Index— an unmanaged index of 500 widely-held stocks of large U.S. companies— gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

16

Fund Summaries — GVIT Equity 500 Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II	Class IV

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A	N/A
............................................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses[2]	0.23%	0.23%	0.23%

Total Annual Fund Operating Expenses	0.47%	0.72%	0.47%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	“Other Expenses” have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund’s predecessor during the prior fiscal year.

[3]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expenses or extraordinary expenses) from exceeding 0.28% for the Fund’s Class IV shares through October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of “Other Expenses” paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Maintaining the expense limitation for the Class IV shares at 0.28% could, however, cause the Class IV shares to receive an undue benefit to the disadvantage of the Class I and/or Class II shares. In order to prevent this circumstance, until October 1, 2004, GMF will voluntarily limit the operating expenses of Class I and Class II shares. Because GMF must waive or reimburse more than 0.10% for Class IV shares, any additional amount will have to be waived or reimbursed for all classes, so that “Net Expenses After Waivers” will be 0.39% for Class I shares and 0.64% for Class II shares until October 1, 2004.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$48	$151	$263	$591
Class II	$74	$230	$401	$894
Class IV	$48	$151	$263	$591

17

Fund Summaries — J.P. Morgan GVIT Balanced Fund

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor’s Rating Group or Moody’s Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer’s financial condition and stability, and assigns a rating to the security. By measuring the issuer’s ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Objective And Principal Strategies

The J.P. Morgan GVIT Balanced Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

GMF has selected J.P. Morgan Investment Management Inc. as a subad-viser to manage the Fund’s portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the S&P 500 Index.

The subadviser researches companies’ prospects over a relatively long period of time, often as much as five years. Each company is then ranked within its sector by its relative value. The subadviser looks for under valued companies and sells them when they appear over valued.

The subadviser focuses on three key investment decisions in attempting to add value through the fixed income portion of the Fund; specifically it concentrates on duration management, sector allocation and sector selection. While the subadviser uses these criteria to make stock selections, the subadviser does not intend to concentrate the Fund’s common stock selections within any particular sector or sectors.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund’s fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds).

Government securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	The Federal National Mortgage Association (“FNMA”);
•	The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (“FHLMC”); and
•	The Federal Farm Credit Banks.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

In making decisions on whether to buy or sell a security, the subadviser not limited by the turnover rate of the Fund. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous

18

Fund Summaries — J.P. Morgan GVIT Balanced Fund

factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Mid cap risk. The Fund’s investments in mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Lower-rated securities risk. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments
•	greater risk of loss due to default or declining credit quality
•	greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
•	negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Prepayment and extension risk. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

19

Fund Summaries — J.P. Morgan GVIT Balanced Fund

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks increase when investing in issuers located in emerging markets.

Portfolio turnover risk. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class I Shares1:

Best Quarter:	10.12%	2nd qtr. of 2003

Worst Quarter:	-9.05%	3rd qtr. of 2002

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[2]

Class I shares[1]	18.41%	0.11%	1.59%
Class IV shares[3]	18.48%	0.12%	1.60%
The S&P 500® Index[4]	28.20%	-0.57%	4.73%
The Lehman Brothers Aggregate Bond Index[4]	4.11%	6.62%	7.02%
Balanced Composite Index[5]	3.55%	2.67%	9.75%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund’s previous subadviser managed the Fund.

[3]	These returns until the creation of the Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced, because all classes of shares invest in the same portfolio of securities.

[4]	The Standard & Poor’s 500 Index— an unmanaged index of 500 widely-held stocks of large U.S. companies— gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index— an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities— gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund’s performance should be compared to both indices together rather than to any one index individually.

[5]	The Balanced Composite Index is a combination of 60% Standard & Poor’s 500 Index and 40% Lehman Brother’s Aggregate Bond Index. Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

20

Fund Summaries — J.P. Morgan GVIT Balanced Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class IV

Shareholder Fees[1] (paid directly from your investment)	N/A	N/A
...............................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.25%	0.25%

Total Annual Fund Operating Expenses	0.98%	0.98%	[2]

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expenses or extraordinary expenses) from exceeding 0.91% for the Fund’s Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of “Other Expenses” paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$100	$312	$542	$1,201
Class IV	$100	$312	$542	$1,201

21

Fund Summaries — Van Kampen GVIT Multi Sector Bond Fund

Objective and Principal Strategies

The primary objective of the Van Kampen GVIT Multi Sector Bond Fund is to seek above average total return over a market cycle of three to five years.

GMF has selected Morgan Stanley Investment Management Inc. (which does business in certain instances, including with respect to the Fund, using the name Van Kampen) as a subadviser to manage the Fund’s portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as “junk bonds”) and emerging markets securities. U.S. government securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	The Federal National Mortgage Association (“FNMA”);
•	The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (“FHLMC”); and
•	The Federal Farm Credit Banks.

The subadviser will use futures, swaps and other derivatives in managing the Fund. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The subadviser determines the Fund’s overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund’s exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser’s perception of their relative values.

In making decisions on whether to buy or sell a security, the subadviser is not limited by the turnover rate of the Fund. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.

Pending investment of cash balances, or if the Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower rated securities.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

22

Fund Summaries — Van Kampen GVIT Multi Sector Bond Fund

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Prepayment and extension risk. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

Foreign risk. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

Derivatives risk. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Lower-rated securities risk. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments
•	Greater risk of loss due to default or declining credit quality
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
•	Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Call risk. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security’s price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Portfolio turnover risk. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and increase volatility of the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Funds” beginning on page 26.

23

Fund Summaries — Van Kampen GVIT Multi Sector Bond Fund

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return— Class I Shares1:

Best Quarter:	4.53%	2nd qtr. of 2003

Worst Quarter:	-2.01%	3rd qtr. of 1998

Average Annual Total Return as of December 31, 2003:

	One	Five	Since
	Year	Year	Inception[2]

Class I shares[1]	12.12%	6.09%	5.52%
Class III shares[3]	12.12%	6.09%	5.52%
Lehman Brothers Aggregate Bond Index[4]	4.11%	6.62%	7.02%
Citigroup U.S. Broad Investment-Grade Bond Index[5,9]	4.20%	6.62%	7.03%
Citigroup U.S. High-Yield Market Index[6,9]	30.63%	5.41%	5.23%
Citigroup World Government Bond Index— unhedged[7,9]	14.91%	5.75%	6.76%
J.P. Morgan Emerging Market Bond Index[8,9]	-11.54%	7.58%	11.28%
Multi Sector Bond Composite Index[10]	11.60%	7.32%	7.35%

[1]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Fund commenced operations on October 31, 1997.

[3]	These returns through December 31, 2003 are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar except as noted below, to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46 for more information.

[4]	The Lehman Brothers Aggregate Bond Index— an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities— gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[5]	The Citigroup U.S. Broad Investment-Grade Bond Index (“USBIG Index”) is designed to track the performance of bonds issued in the U.S. investment- grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.

[6]	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.

[7]	The Citigroup World Government Bond Index— unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

24

Fund Summaries — Van Kampen GVIT Multi Sector Bond Fund

[8]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), which currently covers 27 emerging market countries. Included in the EMBI Global are US-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

[9]	The Fund is changing its benchmark from the Lehman Brother Aggregate Bond Index to a group of four benchmarks, Citigroup U.S. Broad Investment- Grade Bond Index, Citigroup U.S. High-Yield Market Index, Citigroup World Government Bond Index— unhedged and J.P. Morgan Emerging Market Bond Index, because the four indices together provide a more comprehensive representation of the universe of securities purchased by the Fund. As a result, the Fund’s performance should be compared to the four indices together rather than to any on index individually. Unlike mutual funds, the indices do not include expenses. If expenses were included, the actual returns would be lower.

[10]	The Multi Sector Bond Composite index is a combination of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index— unhedged and 10% J.P. Morgan Emerging Market Bond Index. Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

Fees and Expenses

This table describes the fees and expenses that a shareholder may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class III

Shareholder Fees[1] (paid directly from your investment)
Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	1.00%
..............................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.26%

Total Annual Fund Operating Expenses	1.01%	1.01%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired, except as described in “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$103	$322	$558	$1,236
Class III	$103	$322	$558	$1,236

25

More About the Funds

Principal Investments and Techniques

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds including the Funds’ other investment techniques. To obtain copy of the SAI, see the back cover.

Growth and Value Stocks (Comstock, International Value). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock’s price may be more directly linked to market developments than a value stock’s price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

Preferred Stock (High Income Bond). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.

However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer’s common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

Convertible securities (Comstock, High Income Bond). A Fund may invest in convertible securities— also known as convertibles— including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of regular income. Therefore, if interest rates increase and “newer,” better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Zero coupon securities (High Income Bond). Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make the distributions.

26

More About the Funds

Floating and variable rate securities (Balanced, Multi Sector Bond, High Income Bond, International Value). Floating-and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund’s income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. Government securities (Balanced, Multi Sector Bond). Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer. Securities issued and backed by the U.S. government are backed by the “full faith and credit” of the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

Mortgage-backed and asset-backed securities (Balanced, Multi Sector Bond). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund’s income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

Derivatives (Mid Cap Index, Comstock, High Income Bond, Multi Sector Bond). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

Sovereign debt (International Value, Multi Sector Bond). Sovereign debt includes:

•	Fixed income securities issued or guaranteed by foreign governments and governmental agencies
•	Fixed income securities issued by government owned, controlled or sponsored foreign entities
•	Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers
•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt
•	Participations in loans between foreign governments and financial institutions
•	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Depositary receipts (Comstock, International Value). A Fund may invest indirectly in securities of foreign issuers through sponsored or

27

More About the Funds

unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Principal Risks

Small cap risk (Comstock). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in large and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Funds invest are in the technology and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries.

In addition, small cap companies may:

•	Lack depth of management
•	Lack a proven track record
•	Be unable to generate funds necessary for growth or development
•	Be developing or marketing new products or services for which markets are not yet established and may never become established
•	Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign risk (Balanced, Multi Sector Bond, High Income Bond, Comstock, International Value). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund will lose money.

Country— General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund’s securities that trade in the country. These movements will affect a Fund’s share price and a Fund’s performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes or other taxation issues and certain custody and settlement risks.

Foreign markets— A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

Governmental supervision and regulation/ accounting standards— Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition.

Currency— Some of a Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

28

More About the Funds

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

29

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Funds for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Funds’ performance during the year ended December 31, 2003. The discussion is provided by GMF and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that date may or may not be realized.

Comstock GVIT Value Fund

How did the Fund Perform?

For the annual period ended December 31, 2003, the Fund outperformed, returning 31.43% (Class I) versus 28.70% for its benchmark index, the S&P 500 Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (Equity Income Funds) was 26.81%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/ economic and portfolio-specific factors affected performance?

Investor optimism marked the start of 2003, as the stock market advanced sharply in the early weeks of January. Unfortunately, the gains proved unsustainable as concerns about economic strength and accelerating global tensions heightened investors’ risk aversion. The stock market languished through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Optimism that the war would be short and successful spurred an equity rally that would continue virtually uninterrupted through the end of 2003. Initially, this long-awaited rally was driven largely by the beaten down technology and telecommunications sectors and by individual stocks that had suffered severe declines during the prolonged bear market.

Accommodative monetary policy and fiscal stimuli that included a substantial tax reduction led to a more favorable economic environment. As the year progressed, economic data continued to improve, culminating in third quarter GDP growth that was the strongest since 1984. As year-end approached, better-than-expected third quarter corporate earnings reports and improving consumer confidence also supported the stock market’s continued advance. For most of 2003, small- and mid-sized stocks outperformed their large cap peers, with growth outperforming value in small and mid-cap stocks.

Encouraging third-quarter 2003 corporate earnings reports and economic data served as catalysts for strong performance from U.S. stocks in the final quarter of 2003. Favorable reports in the fourth quarter of 2003 on manufacturing activity and consumer confidence also served as positive factors.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund has maintained its “bottom-up” stock-picking strategy with a focus on risk/return and has not made changes in response to prevailing market conditions. The most significant positive contributor to performance versus the S&P 500 Index was strong stock selection augmented by the Fund’s substantial overweight position in the materials sector. Stock selection also added to returns versus the Fund’s benchmark for the period in the consumer discretionary, consumer staples, energy and telecommunications sectors. An underweight in the utilities sector in addition to stock selection provided returns above the Index within this sector.

Weak stock performance and an underweight allocation by the Fund in the financial services sector detracted from the Fund’s returns versus those in the financial sector of the Index. A modest underweight in the information technology sector, combined with unfavorable stock selection, also had a negative impact on results versus the Index. Other detractors (versus the Index) included stock selection in the health-care sector and overweight positions in consumer staples and energy.

How is the Fund positioned?

The pace of economic activity and corporate profits in the United States strengthened dramatically in the third quarter according to Commerce Department statistics. The subadviser maintained a cyclical posture in the Fund’s portfolio based on its belief that the economic recovery will continue, if perhaps more slowly than was the case earlier in the period.

Portfolio turnover has been relatively modest, as strong stock-market performance has reduced the universe of attractive opportunities. The subadviser has maintained an overweight in cyclical materials stocks, which performed very well recently. Despite these gains, the subadviser does not believe that the Fund’s stocks are overvalued, particularly given the potential for gross domestic product growth greater than 3%. The subadviser is optimistic about the economic outlook, because improving business confidence should drive capital spending and employment growth.

30

Management

Comparison of a Hypothetical $10,000 Investment

in the Comstock GVIT Value Fund
(Class I Shares) and the S&P 500 Index1,2,3

Comstock GVIT Value Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[4]

Class I shares	31.43%	-1.75%	1.14%
Class II shares[5]	31.20%	-1.99%	0.90%
Class IV shares[5]	31.47%	-1.75%	1.15%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Standard & Poor’s 500 Index—an unmanaged index of 500 widely-held stocks of large U.S. companies—gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

[3]	The performance shown includes performance for a period (prior to May 1, 2002) when the Fund had a subadviser other than the Fund’s current subadviser.

[4]	The Comstock GVIT Value Fund commenced operations October 31, 1997.

[5]	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Past performance is not predictive of future performance.

Dreyfus GVIT International Value Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 38.52% (Class IV) versus 39.17% for its benchmark index, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (International Funds) was 35.41%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

In 2003, equity markets rebounded sharply after a challenging first quarter. Friction between world leaders in the weeks before the launch of the U.S.-led “Operation Iraqi Freedom” sent markets down sharply during the first quarter. As expectations for a speedy resolution to the conflict faded, equity markets shed early gains. The Fund’s benchmark index fell 8.2% in the first quarter.

Global equity markets then staged a strong rally in the second quarter as the conflict in Iraq transitioned to a peacekeeping mission. Containment of the SARS virus in Asia and a general improvement in key business sentiment indicators helped support higher stock prices. The benchmark index posted a 19.3% gain on a surge in euro € markets during the second quarter; and the common euro currency reached levels not seen since the euro’s launch. This movement created a positive translation effect for U.S. investors but threatened to undermine economic growth in Germany and France.

International equity markets posted another period of solid performance (up 8.1%) for the third quarter of 2003 following a rise in industrial production and reported gains in business and consumer confidence surveys. Asia led the third-quarter rally on strong export activity, improvements in domestic demand and a more favorable outlook for information technology companies. Japanese consumer spending rose and exports remained competitive as the Bank of Japan sold a record sum of yen to ward off currency appreciation, sparking an outcry from U.S. Treasury officials.

31

Management

Incredibly, in a year that began with the looming threat of war, global economic weakness and a fatal influenza outbreak, world equities generated their highest annual return in 17 years. International markets continued to rally into the fourth quarter, with the MSCI EAFE Index posting a return of 17.1%. A surge in the euro accompanied by positive local Continental European returns throughout the continent offset marginal performance in Asian equities during the period. The U.S. dollar fell to an all-time low against the euro and registered a three-year low against the yen.

European companies continued to post solid profits despite dismal local consumption and the euro’s strength. Regional trade, central European demand and the steady pace of global growth helped compensate for declining U.S. exports, particularly in Germany, where consumer and business confidence rose and the employment outlook brightened.

The promise of structural reform inspired investors to reconsider investment in Germany as its Parliament approved the first phase of Chancellor Helmut Schroder’s “Agenda 2010.” Aimed at improving the country’s competitiveness, Agenda 2010’s labor, pension, and welfare reforms pale in comparison to those implemented in the United Kingdom and the United States, but these reforms are monumental by German standards. France and Italy also pursued critical economic reforms aimed at improving corporate competitiveness.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s investment strategy is based on bottom-up stock analysis. Rather than making broad top down macro calls within a specific market or country, the Fund’s subadviser examines the ways that a given market environment, macroeconomic forecasts or industry themes apply at specific stock levels.

During the period, stock selection was slightly negative, primarily due to strong performance in Index constituents not owned by the portfolio.

For instance, the Fund did not hold some of the European telecom companies with wireless exposure that were upgraded relative to U.S. providers during the period. The Fund lacked exposure to some of the high-flying telecommunication stocks during the period such as Vodafone, Deutsche Telecom and Telefonica. HSBC, another top UK Index holding which was not held by the portfolio, posted strong performance.

Our diligent focus on price risk favors more attractively valued financial companies that are well positioned for measurable long-term margin expansion, such as Lloyds TSB of the UK, Italy’s Unicredito, and Nordic based Nordea.

In Germany, the Fund did not hold software developer SAP and industrial conglomerate Siemens, which both drove the benchmark higher. Both companies trade at the high end of the German market and outside what we consider fair valuation, with Siemens valued at 20x 2004 earnings and SAP 33x.

Despite limited exposure to recent market favorites, the portfolio’s holdings generated solid gains. For instance, power company E.On, rebounded after it completed its acquisition synergies earlier than expected, which led to higher operating margins. With a new power plant coming on line amid growing electricity demand and reduced transmission costs in Chile, Spain’s Endesa should generate substantial cash flow in the upcoming year through its local subsidiary. French pharmaceutical company Aventis had been sold off due to concerns regarding generic competition for allergy medication Allegra and anticoagulant Lovenox, allowing us to build a position on price weakness. The company rebounded on expectations for breast cancer treatment Taxotere and a recently launched long acting insulin therapy. A possible merger with Sanofi-Synthelabo and recent asset sales have also fueled Aventis shares. Philips Electronics, a leading technology conglomerate, produces semiconductors, consumer electronics, home appliances, and medical equipment. The company was recently upgraded on expectations for increased demand for semiconductors, particularly for use in consumer electronics and mobile phones. U.S. spirit consumption remained solid heading into the holiday season, a key trading period for UK based holding Allied Domecq, known for Kahlua liquor, Clos du Bois wines, Perrier Jouet champagne, and Stolichnaya vodka. Energy and material stocks rallied on speculation that global — or more specifically “China” — demand will support the recent surge in commodity prices. Shell Transport and Trading was highlighted by analysts as a top 2004 pick based on valuation, potential margin expansion in downstream operations, and expectations for higher production relative to a disappointing 2003. Rising commodity prices, particularly iron ore, copper, and steel sent Rio Tinto and Arcelor higher during the period.

How is the Fund positioned?

A confluence of economic and geopolitical events set off several market cycles during the period. Often these market rotations tend to create interesting buying opportunities, as anxious investors excessively discount well-managed, financially sound companies. In 2004, varying outlooks exist concerning the global economy and the world equity markets. Some economists are concerned that a sharp fall in the U.S. dollar will lead to acute inflation and higher interest rates that will choke any further global economic growth. Others worry that China is on the brink of a disastrous asset bubble given the torrid growth they have experienced the last few years. Valuations on numerous asset classes have been exasperated by the fact that many of the banks have gone out

32

Management

on limb extending easy credit and are not adequately reserved should the Chinese experience any significant pull back in economic growth.

More optimistic views are coming from pundits who point to pent-up consumer demand in Europe, where household debt remains low and the historically strong euro could encourage the European Central Bank to cut interest rates. Similar optimism exists concerning Japan, where bonuses are expected to rise for the first time in almost five years and household savings figures are at record levels. Emerging economies with young populations and budding local consumption also could provide further stimulus to the global economic recovery.

The Fund’s subadviser is finding good opportunities in Japan and in emerging markets countries such as Brazil and South Korea. Regarding sector weightings, the Fund is also finding opportunities in the consumer discretionary and consumer staples sectors given the expected pick-up in consumer spending in international markets.

Regardless of these forecasts, the Fund’s subadviser remains focused on finding companies that are in the best position to deliver competitive margins amid a wide range of business conditions.

Comparison of a Hypothetical $10,000 Investment

in the Dreyfus GVIT International Value Fund
(Class IV Shares) and The EAFE Index1,2

Dreyfus GVIT International Value Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[3]

Class I shares[4]	38.52%	6.36%	7.64%
Class II shares[4]	37.99%	6.06%	7.36%
Class III shares[4]	38.20%	6.31%	7.62%
Class IV shares	38.52%	6.36%	7.64%
Class VI shares[4]	37.05%	5.92%	7.70%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The MSCI EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The MSCI EAFE Index reflects the prices of the common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes. Unlike mutual funds, the MSCI EAFE Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund’s predecessor, Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time, the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.

[4]	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003) and through December 31, 2003 for the Class VI shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class I, Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46 for more information.

Past performance is not predictive of future performance.

Dreyfus GVIT Mid Cap Index Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 34.65% (Class I) versus 35.61% for its benchmark index, the S&P MidCap 400 Index (“Index”). This Fund is a passively managed index

33

Management

Fund, whose performance is expected to track the index before fees and expenses.

For broader comparison, the average return for this Fund’s peer category (Mid-Cap Core Funds) was 35.05%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The Fund’s, and the market’s, absolute performance stemmed primarily from an improving economy driven by low interest rates and rising corporate profits. The strong returns came as a relief to investors who had endured disappointing returns in prior years. In addition, the mid-capitalization portion of the stock market continued to produce better performance than that of the large-capitalization portion. This tends to be the case during the early stages of an economic recovery as the earnings momentum of mid-cap stocks is typically stronger during the early part of an up-cycle.

Among the top-performing industries in the S&P MidCap 400 Index were semiconductors, banks, and construction. The top-performing securities held by the Fund for the period were: Gilead Sciences, Inc.; D.R. Horton, Inc.; Coach, Inc.; Lennar Corp.; and Millennium Pharmaceuticals, Inc. Many banks and construction companies reported exceptional gains as the housing boom continued amid a low-interest-rate environment. In addition to the extra disposable income that consumers gained by refinancing their mortgages at lower rates, tax cuts also provided more cash for consumers to spend during 2003. Stocks of firms that manufacture consumer electronics benefited from additional consumer spending.

Among the S&P MidCap 400 Index’s (and the Fund’s) worst-performing industries were airlines, entertainment, and heavy machinery. The worst-performing securities held by the Fund were: LaBranche & Co., Inc.; JetBlue Airways Corp.; AK Steel Holding Corp.; Westwood One, Inc.; and Vertex Pharmaceuticals Inc. A slowdown in spending for travel and entertainment, due in large part, to terrorism threats and the SARS virus, led to disappointing returns in these industries. Heavy machinery stocks did not rebound strongly because many companies continued to delay capital spending projects.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund generally tracked the return of its benchmark Index for the period. Fund expenses and trading costs primarily accounted for the difference between the Fund’s performance and that of the Fund’s benchmark Index.

How is the Fund positioned?

No significant changes were made to the Fund; the Fund continues passively to replicate the middle-capitalization U.S. equity market, as represented by the S&P MidCap 400 Index. The portfolio managers employ a strategy of full replication, which entails the Fund holding each stock in direct proportion to that stock’s weight in the benchmark index. The Fund also uses S&P MidCap 400 Index futures to manage cash flow efficiently.

Comparison of a Hypothetical $10,000 Investment

in the Dreyfus GVIT Mid Cap Index Fund (Class I Shares) and
The S&P MidCap 400 Index1,2

Dreyfus GVIT Mid Cap Index Fund3

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[3]

Class I shares	34.65%	9.41%	9.31%
Class II shares[4]	34.30%	9.14%	9.03%
Class III shares[4]	34.65%	9.41%	9.31%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The S&P MidCap 400 Index—an unmanaged index of 400 stocks of medium-size U.S. companies and some Canadian companies—gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

34

Management

[3]	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

[4]	These returns until the creation of the Class II shares ( May 6, 2002) and through December 31, 2003 for the Class III Shares are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 46 for more information.

Past performance is not predictive of future performance.

Federated GVIT High Income Bond Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 22.27% (Class I) versus 28.96% for its benchmark index, the Lehman Brothers U.S. High Yield Bond Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (High Current Yield Funds) was 24.01%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The high-yield market began the period from an extremely oversold position. Over the course of 2003, despite the conflict in the Middle East, most indicators continued to show robust economic growth. More recently, improved corporate earnings have led to improved credit quality for the underlying market. A significant decline in corporate defaults has led to a contraction of the risk premium, or “credit spread,” that investors require before investing in the high-yield market. This has led to an increased demand for high-yield instruments during 2003, and it has also driven the strong returns experienced in the high-yield market during the period.

In contrast to the prevailing environment during 2002, the distressed end of the high-yield market was the area with the strongest performance in 2003. For example, bonds rated CCC, the lowest credit quality, returned 60.23%, compared to higher-rated B bonds, which returned 26.59%, and bonds rated BB, which returned 19.95%.

What was the Fund’s strategy in response to prevailing market conditions?

The primary cause of the Fund’s underperformance was the Fund’s positioning in the lower-credit-quality sector, where the Fund’s portfolio has been less aggressive than the Fund’s benchmark index. From an industry sector perspective, the Fund’s relative overweight positions in the consumer non-cyclical and gaming sectors, as well as the Fund’s underweight positions in the more speculative sectors, hurt relative Fund performance (versus its benchmark). For the annual period, the Fund’s holdings in these sectors underperformed the overall market, with consumer non-cyclicals returning 15.53% and gaming returning 14.05%. Conversely, the Fund’s holdings in the utility, technology, and telecommunications sectors returned 53.74%, 47.57% and 43.21%, respectively, adding to the Fund’s performance versus the benchmark.

Specific Fund holdings that underperformed included: New World Pasta Co. (food and beverage); Levi Strauss & Co. (textiles); General Chemical Industries Ltd. and Texas Petrochemicals LP (chemicals); and MMI Products, Inc. (building products). Fund portfolio holdings that significantly outperformed the market included: Charter Communications, Inc. (media-cable); Alamosa Holdings, Inc. (wireless) and Nextel Communications, Inc. (wireless); Calpine Corp. and The Williams Cos., Inc. (utilities).

How is the Fund positioned?

From a portfolio perspective, the subadviser feels that the bias is for higher interest rates by the end of 2004. In the higher credit quality segment of the Fund’s portfolio, the subadviser continues to keep the Fund’s duration shorter than that of the Fund’s benchmark. As market supply and demand are now moving to a more balanced position, the subadviser feels that there will be more differentiation of risk and return of individual credits during 2004. Accordingly, the subadviser continues to be vigilant on individual credit selection. From a sector allocation perspective, the Fund remains overweight in the automotive, industrials, consumer products, and gaming sectors while remaining underweight in telecommunications, utilities, and technology. As the market focuses more on fundamentals in 2004, the subadviser believes this positioning will prove to be appropriate.

35

Management

Comparison of a Hypothetical $10,000 Investment in the

Federated GVIT High Income Bond Fund (Class I Shares)
and The Lehman Brothers High Yield Index1,2

Federated GVIT High Income Bond Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[3]

Class I shares	22.27%	4.48%	4.95%
Class III shares[4]	22.27%	4.48%	4.95%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The Lehman Brothers High Yield Index—an unmanaged index of bonds that are rated below investment grade—gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Federated GVIT High Income Bond Fund commenced operations October 31, 1997.

[4]	These returns through December 31, 2003 are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar, except as noted below, to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares— Short-Term Trading Fees” on page 46 for more information. Past performance is not predictive of future performance.

Past performance is not predictive of future performance.

GVIT Equity 500 Index Fund*

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 28.33% (Class IV) versus 28.70% for its benchmark index, the S&P 500 Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (S&P 500 Index Objective Funds) was 28.01%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Ample liquidity on the fiscal and monetary fronts, along with an improving economy and lower geopolitical risk (especially after the fall from power of Saddam Hussein in April 2003 and his capture in Dec. 2003), drove stellar returns for the S&P 500 Index, which gained 28.70% for the year.

Mid- and small-cap stocks outperformed large-cap stocks in 2003. The S&P MidCap 400 Index gained 35.62% for the year. The S&P SmallCap 600 Index bested both the large- and mid-cap Indexes, returning 38.79% for the year. The Russell 2000® Small Cap Index performed even better, gaining 47.25% for the year, due to the exceptional performance of some of the lower-quality companies.

In 2003, value stocks outperformed growth during the year across most capitalization segments and style indexes. Within the large-cap arena, the S&P 500/ Barra Value Index outperformed the S&P 500/ Barra Growth Index by more than six percentage points in 2003; the S&P 500/ Barra Value Index and the S&P 500 Barra Growth Index returned 31.79% and 25.66%, respectively.

For the year 2003, all sectors posted gains with technology leading the way, up nearly 50% and adding over 7% to the return. Financials, up nearly 28%, and consumer discretionary, up over 29%, were also strong performers contributing more then a combined 11% of the index’s total return for the year. Even telecommunications services, which struggled for much of the year, ended up posting a positive, albeit small, positive contribution to return.

The biggest individual contributors to the Index’s return were Intel, General Electric Co. and Citigroup, Inc., each adding nearly one

*	Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund as of April 28, 2003, the management’s discussion of the performance of the GVIT Equity 500 Index Fund is in regard to the predecessor portfolio through April 27, 2003.

36

Management

percentage point of return or more. Merck, Schering-Plough Corp. and Verizon Communications Inc. were the biggest detractors. However combined these three names accounted for less then .5% of drag on the index’s overall positive performance.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund’s strategy is to replicate the Index, which is how the Fund was managed. The only difference in performance was due to the Fund’s fees and expenses, which are not applicable to the Index.

How is the Fund positioned?

Fund turnover for the year was less than 1.5%, the lowest since 1992. The Fund will continue to strive to match the performance of the S&P 500 Index. During the fourth quarter one Index change occurred, and that was due to merger and acquisition activity. IDEC pharmaceuticals Corp., a non-S&P 500 Index company, purchased Biogen, Inc., an S&P 500 Index company. The new firm, called Biogen Idec Inc., replaced Biogen Inc.

Comparison of a Hypothetical $10,000 Investment

in the GVIT Equity 500 Index Fund (Class IV Shares) and
The S&P 500 Index1,2

GVIT Equity 500 Index Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One
	Year	Life[3]

Class I shares[4]	28.33%	-5.00%
Class II shares[4]	27.77%	-5.41%
Class IV shares	28.33%	-5.00%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The S&P 500 Index—an unmanaged index of 500 widely-held stocks of large U.S. companies—gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund’s predecessor, Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time, the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.

[4]	These returns through December 31, 2003 for the Class I and Class II shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.

Past performance is not predictive of future performance.

JP Morgan GVIT Balanced Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 18.41% (Class I) versus 18.49% for a composite of its benchmark indices, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index.

For broader comparison, the average return for this Fund’s peer category (Balanced Funds) was 18.97%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The return achieved on the equities portion of the portfolio was driven by strong stock selection within the finance, capital markets, pharmaceuticals/medical technology, and consumer staples sectors. In contrast, unfavorable stock selection within the energy, media, software and services, and telecommunications sectors detracted from performance.

In the fixed income portion of the portfolio, security selection and the Fund’s cross-sector allocation decisions by the Fund’s portfolio manager helped Fund performance. The Fund’s underweight position relative to the Lehman Brothers Aggregate Bond Index in U.S. Treasury and U.S. Agency securities also contributed positively, as did modest overweight allocations by the Fund to high-yield and emerging-markets debt. Another aid to Fund performance was an overweight by the Fund in investment-grade corporates, which posted strong returns. Conversely, the Fund’s duration (sensitivity to interest rates) positioning detracted from results, as did the Fund’s international fixed-income position.

37

Management

What was the Fund’s strategy in response to prevailing market conditions?

As the economic recovery began, the Fund modestly favored stocks over bonds. For the majority of the period, the subadviser’s asset-allocation models recommended an overweight to equities (as compared to bonds), which were viewed as a better value compared to fixed-income vehicles. While the Fund is broadly sector-neutral, the Fund’s manager favored stocks that would benefit most from economic strengthening. In the latter half of the period, equities continued to be preferred, reflecting the Federal Reserve’s announced intention to keep rates steady during the near term.

How is the Fund positioned?

The subadviser expects only a modest and halting rise of bond yields during the first half of 2004, and is confident that monetary policy will not be tightened until the third quarter of 2004 or later.

The Fund will remain overweight in sectors, such as asset-backed securities and commercial mortgage-backed securities, and modestly overweight in mortgages, because volatility is likely to be subdued early in 2004. Concerning the corporate sector, the subadviser believes that spreads between higher- and lower-credit quality instruments may continue to tighten; therefore, it will increase the Fund’s allocation to higher-beta (BBB-rated) credits. In the extended sectors, the subadviser will look to increase its allocation to high-yield credits. The subadviser believes that security selection will be the main focus in emerging-markets debt; it views this asset class as fully valued.

In line with the Fund’s equity strategy, the subadviser looks to add value through a research-driven selection process which emphasizes stocks that it believes are undervalued in relation to the stock’s long-term potential, regardless of the stock’s sector.

Comparison of a Hypothetical $10,000 Investment

in the J.P. Morgan GVIT Balanced Fund (Class I Shares),
the S&P 500 Index,
the Lehman Brothers Aggregate Bond Index and
Balanced Composite Index1,2,3,4

J.P. Morgan GVIT Balanced Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[5]

Class I shares	18.41%	0.11%	1.59%
Class IV shares[6]	18.48%	0.12%	1.60%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Standard & Poor’s 500 Index—an unmanaged index of 500 widely-held stocks of large U.S. companies—gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index—an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities—gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund’s performance should be compared to both indices together rather than to any one index individually.

[3]	The Balanced Composite Index is a combination of 60% Standard & Poor’s 500 Index and 40% Lehman Brothers Aggregate Bond Index. Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

[4]	The performance shown includes performance for a period (prior to May 1, 2000) when the Fund’s previous subadviser managed the Fund.

[5]	The J.P. Morgan GVIT Balanced Fund commenced operations October 31, 1997.

[6]	These returns until the creation of the Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced, because all classes of shares invest in the same portfolio of securities.

38

Management

Past performance is not predictive of future performance.

Van Kampen GVIT Multi-Sector Bond Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund significantly outperformed, returning 12.12% (Class I) versus 4.11% for its benchmark index during this period, the Lehman Brothers Aggregate Bond Index (“Index”).

For broader comparison, the average return for this Fund’s peer category (General Bond Funds) was 11.56%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The Fund’s unusually high absolute return in 2003 was attributable to extraordinary returns in several fixed-income sectors in which the Fund invests, notably the high-yield sector (+30.6% Index return in 2003), emerging-market debt (+25.7% Index return), and unhedged international investments (+18.5% Index return) (this return represents a sector where currency risk has not been eliminated). Both the high-yield and emerging-market debt sectors experienced dramatic market recoveries from very depressed levels late in 2002, as a result of very favorable liquidity conditions that supported vibrant U.S. and global economic recoveries. Emerging-market debt particularly benefited from strength in energy and commodity markets. Unhedged international investment returns were supported by the gains of leading currencies versus the declining U.S. dollar. The Fund’s strong performance in relation to its benchmark was due largely to the relative outperformance of the Fund’s U.S. investment-grade holdings, as well as an overweight by the Fund and strong security selection by the Fund’s portfolio manager[s] in the Fund’s emerging-market debt holdings. An underweight by the Fund in unhedged international investments detracted from performance relative to its benchmark.

What was the Fund’s strategy in response to prevailing market conditions?

At the end of 2003, the Fund held 56% in U.S. investment-grade securities (this sector includes holdings in U.S. Treasury and Agency securities, mortgage-backed issues, high-grade corporate bonds, and cash equivalents) compared to a 50% weighting in the Fund’s benchmark index. Within this sector, U.S. Treasury and Agency holdings by the Fund were underweight versus the Fund’s benchmark index, because we felt that we could obtain better returns from other sectors. High-yield issues accounted for 18% of the Fund’s holdings (versus 15% in the benchmark). Emerging-market debt holdings amounted to 14% of the Fund’s holdings (versus 10% in the benchmark), based on expectations of a sustainable economic recovery. Unhedged international securities represented 12% of the Fund’s holdings, a neutral position in relation to the benchmark index’s weight, since the U.S. dollar no longer was viewed as overvalued.

How is the Fund positioned?

The Fund’s duration (i.e., sensitivity to changes in interest-rate levels) remains approximately one year below that of the Fund’s benchmark index, based on the determination by the Fund’s manager that historically-low U.S. Treasury rates reflect an unduly pessimistic market view of future economic growth. The below-benchmark duration position of the Fund is intended to mitigate the market-value impact of expected rising interest rates. Very high quality fixed-income sectors are viewed by the Fund’s manager to be fully priced and, therefore, are underweighted in the Fund. More economically sensitive sectors (high-yield and emerging-market debt) no longer are compellingly cheap, but these sectors do generally offer fair value in relation to a lower risk environment.

With U.S. interest rates at relatively-low levels and sector yield premiums tightening, the subadviser is cautious about the outlook for the component of total return derived from market appreciation. The Fund, however, should continue to provide attractive income returns as a result

39

Management

of the Fund’s broad sector diversification and the subadviser’s value-focused approach.

Comparison of a Hypothetical $10,000 Investment in the Van Kampen GVIT Multi Sector Bond Fund (Class I Shares)1, the Lehman Brothers Aggregate Bond Index2, Citigroup U.S. Broad Investment-Grade Bond Index3,7, Citigroup U.S. High-Yield Market Index4,7, Citigroup World Government Bond Index5,7, J.P. Morgan Emerging Market Bond Index— unhedged6,7 and Multi Sector Bond Composite Index8

Van Kampen GVIT Multi Sector Bond Fund

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[9]

Class I shares	12.12%	6.09%	5.52%
Class III shares[10]	12.12%	6.09%	5.52%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Citigroup U.S. Broad Investment-Grade Bond Index (“USBIG Index”) is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.

[4]	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.

[5]	The Citigroup World Government Bond Index-unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

[7]	The Fund is changing its benchmark from the Lehman Brothers Aggregate Bond Index to a group of four benchmarks, Citigroup U.S. Broad Investment-Grade Bond Index, Citigroup U.S. High-Yield Market Index, Citigroup World Government Bond Index— unhedged and J.P. Morgan Emerging Market Bond Index, because the four indices together provide a more comprehensive representation of the universe of securities purchased by the Fund. As a result, the Fund’s performance should be compared to the four indices together rather than to any one index individually. Unlike mutual funds, the indices do not include expenses. If expenses were included, the actual returns would be lower.

[8]	The Multi Sector Bond Composite index is a combination of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index— unhedged and 10% J.P. Morgan Emerging Market Bond Index. Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

[9]	The Van Kampen GVIT Multi Sector Bond Fund commenced operations October 31, 1997.

[10]	These returns through December 31, 2003 are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See “Buying and Selling Fund Shares—Short-Term Trading Fees” on page 46 for more information.

Past performance is not predictive of future performance.

Investment Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds’ assets and supervises the daily business affairs of each of the Funds. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds. As of March 31, 2004,

40

Management

GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on each Fund’s average daily net assets. The total management fee paid by each of the Funds for the fiscal year ended December 31, 2003—expressed as a percentage of each Fund’s average daily net assets-was as follows:

Fund	Fee

Dreyfus GVIT Mid Cap Index Fund	0.50%[1]
Comstock GVIT Value Fund	0.75%
J.P. Morgan GVIT Balanced Fund	0.73%
MAS GVIT Multi Sector Bond Fund	0.75%
Federated GVIT High Income Bond Fund	0.70%
GVIT Equity 500 Index Fund	0.24%[1,2]
Dreyfus GVIT International Value Fund	0.75%[2]

[1]	Effective May 1, 2004, the contractual management fees for the GVIT Equity 500 Index Fund and the Dreyfus GVIT Mid Cap Index Fund have been changed as follows:

Fund	Assets	Fee

Dreyfus GVIT Mid Cap Index Fund	$0 up to $250 million	0.30%
	$250 million up to $500 million	0.29%
	$500 million up to $750 million	0.28%
	$750 million up to $1 billion	0.27%
	$1 billion and more	0.25%

GVIT Equity 500 Index Fund	$0 up to $1.5 billion	0.24%
	$1.5 billion up to $3 billion	0.23%
	$3 billion and more	0.22%

[2]	Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund and the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund, both of which were shell funds having no previous operations, as of April 28, 2003, the management fees shown here were paid by the predecessor portfolios for the period through April 27, 2003, and each Fund from April 28, 2003 to December 31, 2003.

Multi-Management Structure

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

•	performing initial due diligence on prospective subadvisers for the Funds
•	monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
•	communicating performance expectations and evaluations to the subadvisers
•	ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated. GMF does not expect to recommend frequent changes of subadvisers.

GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Subadvisory Fee Structure

Comstock Value Fund: Out of its management fee, GMF paid VKAM an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.33%.

Dreyfus GVIT International Value Fund: Out of its management fee, GMF paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets of 0.375%.

For the period ended April 27, 2003, the Fund’s predecessor paid the Boston Company an annual subadvisory fee, based on daily net assets of 0.375%.

Dreyfus GVIT Mid Cap Index Fund: Out of its management fee, GMF paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.10%.

Federated GVIT High Income Bond Fund: Out of its management fee, GMF paid Federated Investment Management Company an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.30%.

GVIT Equity 500 Index Fund: Out of its management fee, GMF paid SSgA an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.025%.

For the period ended April 27, 2003, the Fund’s predecessor paid SSgA an annual subadvisory fee, based on daily net assets of 0.20%.

41

Management

J.P. Morgan GVIT Balanced Fund: Out of its management fee, GMF paid J.P. Morgan Investment Management Inc. an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.33%.

Van Kampen GVIT Multi Sector Bond Fund: Out of its management fee, GMF paid Morgan Stanley Investments LP, its previous sub-adviser and an affiliate of its current subadviser, an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.30%.

The Subadvisers. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with a Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The Dreyfus Corporation (“Dreyfus”) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund and the Dreyfus GVIT International Value Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of February 29, 2004, Dreyfus managed or administered approximately $166 billion in assets. An affiliate of Dreyfus, The Boston Company, was the subadviser to the Fund’s predecessor prior to its reorganization into the Fund.

Mid Cap Index Fund Portfolio Manager: Tom Durante has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund. He has been employed by Dreyfus since August 1982 and by Mellon Equity, an affiliate of Dreyfus, since 1994. Mr. Durante is a member of the Association for Investment Management and Research. He earned a BS in accounting from Fairfield University.

International Value Fund Portfolio Manager: D. Kirk Henry is the manager for the Dreyfus GVIT International Value Fund. He serves as a dual employee of Dreyfus and The Boston Company Asset Management LLC (“TBC”), an affiliate of Dreyfus. Mr. Henry, Senior Vice President of TBC and Director of the International Equities of TBC, served as the co-portfolio of the Fund’s predecessor from 1991 until April 28, 2003 when it was reorganized into the Fund. He has over 20 years experience in investment management.

Federated Investment Management Company. (“Federated”), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of February 29, 2004, Federated had approximately $198 billion in assets under management, representing the assets of other mutual funds and private accounts.

High Income Bond Fund Portfolio Manager: Mark E. Durbiano and Nathan H. Kehm are primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund’s portfolio. Mr. Durbiano joined Federated Investors, Inc. in 1982, has been a Senior Vice President of a subsidiary of the subadviser since 1996 and has managed the Fund since its inception. Mr. Kehm joined Federated Investors, Inc. in December 1997 as an Investment Analyst, and was promoted to Assistant Vice President and Senior Investment Analyst in January 1999 and to Vice President in January 2001. He became a portfolio manager of the Fund on April 28, 2003.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, New York 10036, a wholly-owned indirect subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2003, the subadviser and its affiliates had approximately $559 billion in assets under management.

Balanced Fund Portfolio Managers: Patrik Jakobson, Managing Director, and Anne Lester, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Lester joined J.P. Morgan’s Milan office in 1992 where she was a fixed income and currency trader and portfolio manager. She subsequently worked in the Product Development Group and is currently a portfolio manager in the Asset Allocation Services Group.

Morgan Stanley Investment Management Inc. (“MSIM”) is a subadviser for the Van Kampen GVIT Multi Sector Bond Fund. MSIM is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MSIM does business in certain instances, including with respect to the Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (“Morgan Stanley”) and is part of Morgan Stanley Investment Management (“MS Investment Management”). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2003, MSIM, together with its affiliated asset management companies, had of $421 billion in assets under management with approximately $174 billion in institutional assets. Prior to April 28, 2003, Morgan Stanley Investments LP, an affiliate of MSIM, was subadviser to the Fund.

42

Management

Multi Sector Bond Fund Portfolio Managers: The Van Kampen Multi Sector Bond Fund is managed by MSIM’s Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Sheila Finnerty, David S. Horowitz, Gordon W. Loery, Abigail McKenna, Paul F. O’Brien (lead portfolio manager) and Roberto M. Sella. Mr. Armstrong is a Managing Director of MSIM, joining the firm in 1998. He has been a member of the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998. Ms. Finnerty is a Managing Director with MSFM. She joined MSFM in 1993 and has 12 years experience in investment management. Mr. Horowitz is an Executive Director with MSFM. He joined MSFM in 1995 and has 9 years experience in investment management. Mr. Loery is also an Executive Director with MSIM and has been with Morgan Stanley since 1990. He has over twenty years experience in investment management. Ms. McKenna is a Managing Director with MSIM. She joined MSIM in 1996 and has over sixteen years experience in investment management. Mr. O’Brien is also an Executive Director with MSIM. He joined MSIM in 1996 and has over twenty years experience in investment management. Mr. Sella is a Managing Director of MSIM, joining the firm in 1992. He has been a member of the management team for the Morgan Stanley Institutional Fund trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998.

SSGA Funds Management Inc. (“SSgA FM”) has been engaged to manage the investments of the GVIT Equity 500 Index Fund’s assets. SSgA FM is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. SSgA FM had assets under management of approximately $111 billion as of March 31, 2004. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Equity 500 Fund Portfolio Manager: Anne B. Eisenberg manages the GVIT Equity 500 Index Fund. Ms. Eisenberg is a Principal of SSgA and a Senior Portfolio Manager within the Global Structured Products Group. She joined State Street Global Advisers in 1982 and has over sixteen years of experience managing index funds. In addition, she acts as the Transition Management liaison between the Global Structures Products Group and State Street Brokerage Services, Inc.

Van Kampen Asset Management (“VKAM”), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, and has extensive capabilities for managing institutional portfolios. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley. As of December 31, 2003, Van Kampen, together with its affiliated asset management companies, had approximately $421 billion in assets under management.

Comstock GVIT Value Fund Portfolio Managers: The Comstock GVIT Value Fund is managed by a team of portfolio managers including B. Robert Baker, Jr., Managing Director. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are also responsible as managers for the day-to-day management of the Fund’s investment portfolio. Mr. Leder, an Executive Director of VKAM, also became a Vice President of VKAM in February 1999 and an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

Mr. Holt, an Executive Director of VKAM, first became a Vice President of VKAM in August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/ Analyst with Citibank Global Asset Management.

43

Buying and Selling Fund Shares

Who Can Buy Shares of the Funds

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class VI shares of the Dreyfus GVIT International Value Fund are currently sold to separate accounts of Nationwide, to fund benefits payable under variable insurance contracts and may be sold to separate accounts of unaffiliated insurance companies in the future. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II and Class VI shares.

Class IV shares of the Comstock GVIT Value, J.P. Morgan GVIT Balanced, GVIT Equity 500 Index and Dreyfus GVIT International Value Funds will be sold to separate accounts of

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and
•	Nationwide Life and Annuity Company of America (formerly Provident-mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

Shares of the Funds are subject to administrative services fees. These fees are paid by the Funds to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Funds in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of a Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	other days when the New York Stock Exchange is not open.

44

Buying and Selling Fund Shares

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Funds’ administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades but prior to the next calculation of the Fund’s NAV.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contract their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay or refuse any exchange, transfer or redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in a Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance for all variable insurance contract owners indirectly investing in the Fund. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to each Fund on an aggregated basis by the insurance company issuing the variable insurance contract, each Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. A Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. Each Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits “transfer events.” Specifically, if 11 or more “transfer events” occur in two consecutive calendar quarters or more than 20 “transfer events” occur within a calendar year, then the contract owner will be required to submit exchanges only by U.S. mail. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day, regardless of the number of funds involved. Nationwide also reserves the right to take other action to prevent contract owners from harm.

45

Buying and Selling Fund Shares

Short-Term Trading Fees

Because of the potential costs to a Fund from short-term trading, certain Funds also have adopted short-term trading fees for Class III and VI shares. The Funds will assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III or Class VI shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III or Class VI shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds from the sale of the affected Fund shares when a short-term redemption within the variable insurance contract occurs (i.e. when the affected Fund shares are held 60 days or less) by the insurance company on behalf of the Fund. Short-term trading fees are intended to discourage variable insurance contract owners from short-term trading of Class III and Class VI shares. Short-term trading fees are paid directly to a Fund and are intended to offset the cost to that Fund and its contract owners of the excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short term trading in Class III and Class VI shares, but there is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers a Class of shares without a redemption fee, all contract owners in the Fund may be negatively impacted by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as “short-term trading.” These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1.	Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

2.	Variable insurance contract withdrawals or loans, including required minimum distributions; and

3.	Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the following Funds to compensate the distributor for expenses associated with distributing and selling Class II and/or Class VI shares of a Fund and providing shareholder services:

•	Comstock GVIT Value Fund,
•	Dreyfus GVIT International Value Fund,
•	Dreyfus GVIT Mid Cap Index Fund and
•	GVIT Equity 500 Index Fund.

Under that Distribution Plan, a Fund pays its distributor from its Class II or Class VI shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II or Class VI shares’ average daily net assets.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

46

Distributions and Taxes

Dividends and Distributions

Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

47

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years (or for the period of the Fund’s operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, the returns would be lower than those shown. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of December 31, 2003. For the GVIT Equity 500 Index Fund and Dreyfus GVIT International Value Fund, the Financial Highlights shown for the periods prior to April 20, 2003 are for its predecessor fund. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements. is included in the annual report, which is available upon request.

	Comstock GVIT Value Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$11.47	$13.53	$11.99	$10.38	$7.66

Investment Activities:
Net investment income (loss)	0.05	0.12	0.15	0.12	0.11
Net realized and unrealized gains (losses) on investments	2.06	(1.54)	(1.61)	(2.72)	2.28

Total from investment activities	2.11	(1.42)	(1.46)	(2.60)	2.39

Distributions:
Net investment income	(0.04)	(0.12)	(0.15)	(0.12)	(0.11)
Net realized gains	(0.01)	—	—	—	—

Total distributions	(0.05)	(0.12)	(0.15)	(0.12)	(0.11)

NET ASSET VALUE — END OF PERIOD	$13.53	$11.99	$10.38	$7.66	$9.94

Total Return	18.49%	(10.62% )	(12.15% )	(25.14% )	31.43%

Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$29,189	$55,951	$52,848	$39,424	$62,517
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	1.11%	0.99%
Ratio of net investment income (loss) to average net assets	0.43%	0.96%	1.41%	1.30%	1.37%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.09%	1.11%	1.09%	1.11%	(h )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	0.29%	0.80%	1.27%	1.30%	(h )
Portfolio turnover (b)	45.16%	72.32%	127.03%	245.24%	71.31%

	Class II Shares		Class IV Shares

	Period Ended		Period Ended
	December 31,		December 31,
	2003 (d)		2003 (e)

NET ASSET VALUE — BEGINNING OF PERIOD	$7.47		$7.76

Investment Activities:
Net investment income (loss)	0.08		0.09
Net realized and unrealized gains (losses) on investments	2.47		2.18

Total from investment activities	2.55		2.27

Distributions:
Net investment income	(0.09)		(0.09)
Net realized gains	—		—

Total distributions	(0.09)		(0.09)

NET ASSET VALUE — END OF PERIOD	$9.93		$9.94

Total Return	34.20%	(f)	29.38%	(f)

Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$6,092		$48,070
Ratio of expenses to average net assets	1.20%	(g)	0.94%	(g)
Ratio of net investment income (loss) to average net assets	1.27%	(g)	1.50%	(g)
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.31%	(g)		(h)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	1.16%	(g)		(h)
Portfolio turnover (b)	71.31%		71.31%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

48

Financial Highlights

	Dreyfus GVIT International Value Fund

	Class I	Class II	Class III
	Shares	Shares	Shares

	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2003 (b)	2003 (b)	2003 (b)

NET ASSET VALUE — BEGINNING OF PERIOD	$9.25	$9.25	$9.25

Investment Activities:
Net investment income (loss)	0.02	0.01	0.05
Redemption fees	0.09	0.09	0.09
Net realized and unrealized gains (losses) on investments	3.90	3.87	3.84

Total from investment activities	4.01	3.98	3.98

Distributions:
Net investment income	—	—	—
Net realized gains	—	—	—

Total distributions	—	—	—

NET ASSET VALUE — END OF PERIOD	$13.26	$13.22	$13.23

Total Return	45.08% (d)	44.64% (d)	44.75% (d)

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$542	$1,523	$9,620
Ratio of expenses to average net assets	1.20% (e)	1.45% (e)	1.13% (e)
Ratio of net investment income (loss) to average net assets	0.56% (e)	0.20% (e)	1.30% (e)
Portfolio turnover (a)	91.20%	91.20%	91.20%

	Class IV Shares (c)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$13.85	$16.68	$14.14	$11.20	$9.85

Investment Activities:
Net investment income (loss)	0.19	0.17	0.12	0.18	0.18
Redemption fees	—	—	—	—	0.09
Net realized and unrealized gains (losses) on investments	3.61	(0.61)	(1.67)	(1.41)	3.41

Total from investment activities	3.80	(0.44)	(1.55)	(1.23)	3.68

Distributions:
Net investment income	(0.16)	(0.19)	(0.17)	(0.12)	(0.27)
Net realized gains	(0.81)	(1.91)	(1.22)	—	—

Total distributions	(0.97)	(2.10)	(1.39)	(0.12)	(0.27)

NET ASSET VALUE — END OF PERIOD	$16.68	$14.14	$11.20	$9.85	$13.26

Total Return	29.33%	(2.75% )	(12.20% )	(11.10% )	38.52%

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$88,796	$78,501	$68,746	$59,335	$77,347
Ratio of expenses to average net assets	0.98%	0.95%	1.08%	1.00%	1.12%
Ratio of net investment income (loss) to average net assets	1.32%	1.33%	1.04%	1.63%	1.62%
Portfolio turnover (a)	41.00%	37.00%	36.00%	35.00%	91.20%

(a)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(b)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(c)	The Dreyfus GVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares as of April 28, 2003.
(d)	Not annualized.
(e)	Annualized.

49

Financial Highlights

	Dreyfus GVIT Mid Cap Index Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.92	$12.32	$13.55	$13.17	$11.02

Investment Activities:
Net investment income (loss)	0.05	0.07	0.07	0.04	0.06
Net realized and unrealized gains (losses) on investments	2.21	1.79	(0.25)	(2.05)	3.75

Total from investment activities	2.26	1.86	(0.18)	(2.01)	3.81

Distributions:
Net investment income	(0.03)	(0.09)	(0.07)	(0.04)	(0.06)
Net realized gains (losses)	(0.83)	(0.54)	(0.13)	(0.10)	(e	)

Total distributions	(0.86)	(0.63)	(0.20)	(0.14)	(0.06)

NET ASSET VALUE — END OF PERIOD	$12.32	$13.55	$13.17	$11.02	$14.77

Total Return	20.92%	15.21%	(1.30% )	(15.30% )	34.65%

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$20,259	$145,350	$257,623	$285,970	$432,589
Ratio of expenses to average net assets	1.03%	0.65%	0.65%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets	0.56%	0.68%	0.53%	0.37%	0.49%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.74%	0.90%	0.78%	0.75%	(h	)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	(0.15% )	0.43%	0.40%	0.36%	(h	)
Portfolio turnover (b)	275.04%	83.45%	28.43%	27.32%	11.58%

	Class II Shares

	Period Ended		Year Ended
	December 31,		December 31,
	2002 (d)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$13.64		$11.00

Investment Activities:
Net investment income (loss)	0.02		0.03
Net realized and unrealized gains (losses) on investments	(2.53)		3.74

Total from investment activities	(2.51)		3.77

Distributions:
Net investment income	(0.03)		(0.04)
Net realized gains (losses)	(0.10)		(e )

Total distributions	(0.13)		(0.04)

NET ASSET VALUE — END OF PERIOD	$11.00		$14.73

Total Return	(18.44%	)(f)	34.30%

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$1,232		$8,049
Ratio of expenses to average net assets	0.96%	(g)	0.98%
Ratio of net investment income (loss) to average net assets	0.25%	(g)	0.27%
Portfolio turnover (b)	27.32%		11.58%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(e)	The amount is less than $0.005 per share.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

50

Financial Highlights

	Federated GVIT High Income Bond Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (b)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.04	$9.52	$7.89	$7.44	$7.06

Investment Activities:
Net investment income (loss)	0.83	0.89	0.76	0.61	0.57
Net realized and unrealized gains (losses) on investments	(0.52)	(1.62)	(0.45)	(0.38)	0.96

Total from investment activities	0.31	(0.73)	0.31	0.23	1.53

Distributions:
Net investment income	(0.83)	(0.89)	(0.76)	(0.61)	(0.57)
Return of capital	—	(0.01)	—	—	—

Total distributions	(0.83)	(0.90)	(0.76)	(0.61)	(0.57)

NET ASSET VALUE — END OF PERIOD	$9.52	$7.89	$7.44	$7.06	$8.02

Total Return	3.19%	(8.28% )	4.22%	3.23%	22.27%

Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$64,754	$78,631	$114,022	$162,733	$268,336
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.97%	0.95%
Ratio of net investment income (loss) to average net assets	8.81%	10.44%	9.96%	8.82%	7.74%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.15%	1.12%	1.03%	0.97%	(c )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	8.61%	10.27%	9.88%	8.82%	(c )
Portfolio turnover	22.04%	18.12%	31.64%	30.59%	41.30%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)	There were no fee reductions during the period.

51

Financial Highlights

	GVIT Equity 500 Index Fund

	Class IV Shares

	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,
	2000 (b)		2001	2002	2003 (c)

NET ASSET VALUE — BEGINNING OF PERIOD	$10.00		$9.36	$8.12	$6.24

Investment Activities:
Net investment income (loss)	0.09		0.09	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.73)		(1.22)	(1.89)	1.63

Total from investment activities	(0.64)		(1.13)	(1.79)	1.74

Distributions:
Net investment income	—		(0.09)	(0.09)	(0.13)
Net realized gains	—		(0.02)	—	—

Total distributions	—		(0.11)	(0.09)	(0.13)

NET ASSET VALUE — END OF PERIOD	$9.36		$8.12	$6.24	$7.85

Total Return	(6.40%	)(d)	(12.24% )	(22.31% )	28.33%

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$366,338		$324,915	$235,961	$281,115
Ratio of expenses to average net assets	0.28%	(e)	0.28%	0.28%	0.28%
Ratio of net investment income (loss) to average net assets	0.99%	(e)	1.06%	1.32%	1.51%
Ratio of expenses (prior to reimbursements) to average net assets (a)	0.40%	(e)	0.53%	0.50%	0.47%
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	0.87%	(e)	0.81%	1.10%	1.32%
Portfolio turnover	5.00%		6.00%	19.00%	2.41%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from February 7, 2000 (commencement of operations) through December 31, 2000.
(c)	The GVIT Equity 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares as of April 28, 2003.
(d)	Not annualized.
(e)	Annualized.

52

Financial Highlights

	JP Morgan GVIT Balanced Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (c)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$10.58	$10.31	$10.00	$9.40	$8.06

Investment Activities:
Net investment income (loss)	0.37	0.28	0.22	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.28)	(0.30)	(0.60)	(1.34)	1.32

Total from investment activities	0.09	(0.02)	(0.38)	(1.15)	1.47

Distributions:
Net investment income	(0.36)	(0.29)	(0.22)	(0.19)	(0.15)

Total distributions	(0.36)	(0.29)	(0.22)	(0.19)	(0.15)

NET ASSET VALUE — END OF PERIOD	$10.31	$10.00	$9.40	$8.06	$9.38

Total Return	0.87%	(0.35% )	(3.77% )	(12.31% )	18.41%

Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$78,157	$112,577	$149,875	$147,289	$182,056
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets	3.68%	2.86%	2.34%	2.22%	1.80%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.00%	1.07%	1.03%	1.00%	(g )
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	3.58%	2.69%	2.21%	2.21%	(g )
Portfolio turnover (b)	103.69%	252.43%	181.89%	297.08%	310.16%

	Class IV Shares

	Period Ended
	December 31,
	2003 (d)

NET ASSET VALUE — BEGINNING OF PERIOD	$8.23

Investment Activities:
Net investment income (loss)	0.11
Net realized and unrealized gains (losses) on investments	1.16

Total from investment activities	1.27

Distributions:
Net investment income	(0.12)

Total distributions	(0.12)

NET ASSET VALUE — END OF PERIOD	$9.38

Total Return	15.47%	(e)

Ratios/Supplemental Data:
Net Assets, at end of period (000s)	$50,811
Ratio of expenses to average net assets	0.91%	(f)
Ratio of net investment income (loss) to average net assets	1.79%	(f)
Ratio of expenses (prior to reimbursements) to average net assets (a)	0.96%	(f)
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	1.74%	(f)
Portfolio turnover (b)	310.16%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(e)	Not annualized.
(f)	Annualized.
(g)	There were no fee reductions during the period.

53

Financial Highlights

	Van Kampen GVIT Multi Sector Bond Fund

	Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	2000	2001 (b)	2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$9.82	$9.37	$9.28	$9.14	$9.28

Investment Activities:
Net investment income	0.61	0.61	0.54	0.42	0.36
Net realized and unrealized gains (losses) on investments	(0.47)	(0.10)	(0.16)	0.22	0.74

Total from investment activities	0.14	0.51	0.38	0.64	1.10

Distributions:
Net investment income	(0.59)	(0.60)	(0.52)	(0.50)	(0.52)

Total distributions	(0.59)	(0.60)	(0.52)	(0.50)	(0.52)

NET ASSET VALUE — END OF PERIOD	$9.37	$9.28	$9.14	$9.28	$9.86

Total Return	1.56%	5.65%	4.19%	7.21%	12.12%

Ratios/ Supplemental Data:
Net Assets, at end of period (000s)	$72,862	$132,227	$177,324	$209,280	$226,525
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	1.01%	1.01%
Ratio of net investment income to average net assets	7.03%	7.07%	5.99%	4.61%	3.75%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.02%	1.09%	1.04%	1.02%	(c )
Ratio of net investment income (prior to reimbursements) to average net assets (a)	6.91%	6.88%	5.85%	4.60%	(c )
Portfolio turnover	242.89%	399.03%	340.77%	385.94%	296.62%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)	There were no fee reductions during the period.

54

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call

1-800-848-6331 or contact your variable insurance provider.
Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
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Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-0017 05/04

Gartmore Variable Insurance Trust

•	Gartmore GVIT Money Market Fund II

Prospectus
April 29, 2004

As with all mutual funds, the Securities and Exchange

Commission has not approved or disapproved this Fund’s
shares or determined whether this prospectus is complete or
accurate. To state otherwise is a crime.

Fund Summary	2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Fund	6
Other Principal Investments and Techniques
Principal Risks

Management	7
Investment Adviser
Portfolio Manager

Buying and Selling Fund Shares	8
Who Can Buy Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales
Distribution Plan

Distributions and Taxes	10
Dividends and Distributions
Tax Status

Financial Highlights	11

Additional Information	Back Cover

1

This prospectus provides information about the Gartmore GVIT Money Market Fund II (the “Fund”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund’s investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in “More About the Fund” beginning on page 5. “You” and “your” refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Fund Summary

A Quick Note about the Fund

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund is intended for use as an investment option under variable insurance contracts sold to variable contract holders wanting to engage in active trading. As a result, there is no monitoring of the Fund to detect or deter active trading. Variable contract holders choosing the Fund as an investment option should be aware that the Fund may incur additional transaction costs and its performance and ability to achieve its investment objective may be negatively affected by active trading of the Fund’s shares.

2

Fund Summary

Objective and Principal Strategies

The Gartmore GVIT Money Market Fund II seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes. U.S. government securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

•	The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
•	The Federal Home Loan Banks;
•	The Federal National Mortgage Association (“FNMA”);
•	The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (“FHLMC”); and
•	The Federal Farm Credit Banks.

These money market obligations also include obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories of any nationally recognized statistics rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. It is anticipated that the Fund’s dollar-weighted average maturity usually will be 15 days or less because the Fund may be subject to active trading by the contract holders utilizing the Fund within their variable insurance contracts.

The Fund invests in securities which the portfolio manager believes to have the best return potential given the intended average maturity of the Fund. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations and to take advantage of more favorable opportunities.

Principal Risks

Although the Fund’s objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund is intended for use as an investment option under variable insurance contracts sold to variable contract holders wanting to engage in active trading, variable contract holders choosing the Fund as an investment option should be aware that the Fund may incur additional transaction costs and its performance and ability to achieve its investment objective may be negatively affected by active trading of the Fund’s shares.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer’s financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it

3

Fund Summary

is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce decreases in value. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

For additional information about the Fund’s investments and risks, see “More About the Fund” beginning on page 5.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility— or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns:

Best Quarter:	0.20%	1st Qtr. of 2002
Worst Quarter:	0.03%	4th Qtr. of 2003

Average Annual Total Returns as of December 31, 2003:

	One	Since
	Year	Inception[1]

The Fund	0.18%	0.50%

[1]	The Fund commenced operations on October 2, 2001.

4

Fund Summary

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

Shareholder Fees[1] (paid directly from your investment)	N/A
..............................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.24%

Total Annual Fund Operating Expenses	0.99%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$101	$315	$547	$1,213

5

More About the Fund

Other Principal Investments and Techniques

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (“SAI”) contains additional information about the Fund, including the Fund’s other investment techniques. To obtain a copy of the SAI, see the back cover.

Money market obligations. These include:

•	U.S. government securities with remaining maturities of 397 days or less

•	Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
•	Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
•	Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
•	Repurchase agreements relating to debt obligations that the Fund could purchase directly
•	Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

Floating- and variable-rate securities. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other securities. In addition, because they may be callable, these securities may be also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund’s income. The Fund will only purchase floating-and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

Repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

Asset-backed commercial paper. The Fund may invest in asset- backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

Principal Risks

The Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk, interest rate risk and inflation risk.

6

Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and manages mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $22.5 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2003, expressed as a percentage of the Fund’s average daily net assets, was 0.50%.

Portfolio Manager

Karen G. Mader is the portfolio manager of the Fund. Ms. Mader also manages the Gartmore GVIT Money Market Fund for the Trust and has done so since 1987.

7

Buying and Selling Fund Shares

Who Can Buy Shares of the Fund

Shares of the Fund are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliate insurance companies (collectively, “Nationwide”), to fund benefits payable under variable insurance contracts. In the future, shares may be sold to other insurance companies’ separate accounts. Shares are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract holders should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if the Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Fund may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc.

Shares of the Fund are subject to administrative service fees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds.

Purchase Price

The purchase price of each share of the Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of the Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV is determined by dividing the total market value of the assets of a Fund, less its liabilities, divided by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund’s administrator, or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (Investment Company Act).

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

8

Buying and Selling Fund Shares

Restrictions on Sales

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate its distributor for expenses associated with distributing and selling its shares and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor a fee which is not to exceed on an annual basis 0.25% of the shares’ average daily net asset value and which is accrued daily and paid monthly.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

9

Distributions and Taxes

Dividends and Distributions

The Fund declares dividends daily and distributes them each month in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

10

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of a Fund’s operation. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, the returns would be lower than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statement, is included in the annual report, which is available upon request.

	Gartmore GVIT Money Market Fund II

	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,
	2001 (b)		2002	2003

NET ASSET VALUE — BEGINNING OF PERIOD	$1.00		$1.00	$1.00

Investment Activities:
Net investment income (loss)	—	(c)	0.01	—	(c)

Total from investment activities	—	(c)	0.01	—	(c)

Distributions:
Net investment income	—	(c)	(0.01)	—	(c)

Total distributions	—	(c)	(0.01)	—	(c)

NET ASSET VALUE — END OF PERIOD	$1.00		$1.00	$1.00

Total Return	0.24%	(d)	0.70%	0.18%
Ratios/Supplemental Data:
Net Assets, at end of period (000)	$37,411		$110,041	$147,736
Ratio of expenses to average net assets	1.30%	(e)	0.99%	0.95%
Ratio of net investment income (loss) to average net assets	0.93%	(e)	0.66%	0.17%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.45%	(e)	0.99%	0.99%
Ratio of net investment income (loss) (prior to reimbursements) to average net assets (a)	0.78%	(e)	0.66%	0.13%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from October 2, 2001 (commencement of operations) through December 31, 2001.
(c)	The amount is less than $0.005.
(d)	Not annualized.
(e)	Annualized.

11

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call

1-800-848-6331 or contact your Variable insurance provider.
Information from the Securities
and Exchange Commission (SEC)
You can obtain copies of fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities And Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

FND-3010-5/04

Gartmore Variable Insurance Trust

•	Gartmore GVIT Developing Markets Fund

Prospectus
April 29, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Fund Summary	2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About The Fund	6
Principal Investments and Techniques
Principal Risks
Temporary Investments
Management	8
Management’s Discussion of Fund Performance
Investment Adviser
Subadviser
Portfolio Management Team

Buying and Selling Fund Shares	11
Who Can Buy Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Distribution Plan

Distribution and Taxes	13
Dividends and Distributions
Tax Status

Financial Highlights	14

Additional Information	Back Cover

1

This prospectus provides information about the Gartmore GVIT Developing Markets Fund (the “Fund”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund’s investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in “More About the Fund” beginning on page 6. “You” and “your” refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, “variable insurance contracts”).

The Fund Summary contains discussions of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Fund Summary

A Quick Note about the Fund

This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund offers two classes of shares: Class I and Class II. This prospectus provides information with respect to both classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see “Buying and Selling Fund Shares” on page 11.

2

Fund Summary — Gartmore GVIT Developing Markets Fund

Objective and Principal Strategies

The Fund seeks long term capital appreciation.

Gartmore Global Asset Management Trust (“GGAMT”), the Fund’s investment adviser, has chosen Gartmore Global Partners (“GGP”) as subadviser to manage the Fund portfolio on a day-to-day basis. To achieve its objective, the Fund invests in companies based or operating primarily in developing markets throughout the world. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of companies of any size based in the world’s developing markets. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any single country. These may include:

•	Latin America: Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela
•	Asia: China/ Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, South Korea, Taiwan, Thailand and Vietnam
•	Europe: Czech Republic, Hungary, Kazakhstan, Poland, Russia, Slovakia and Turkey
•	The Middle East: Israel and Jordan
•	Africa: Egypt, Morocco and South Africa

The Fund’s strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the developing markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among developing countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objectives and may miss potential market upswings.

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making a decision on whether to buy or sell a Security, GGP is not limited by the portfolio turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which lead to higher transaction costs.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by GGP’s ability to assess economic conditions and investment opportunities.

Developing markets risk. The Fund invests primarily in equity securities of companies in developing market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments. In particular developing market countries may be less stable from a political and economic standpoint than other countries, in part because their markets are less established than those in the United States. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in developing market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings,

3

Fund Summary — Gartmore GVIT Developing Markets Fund

production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Derivatives risk. The Fund may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

Portfolio turnover risk. The portfolio managers may engage in active and frequent trading of all or part of the securities. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund’s share price.

For more detailed information about the Fund’s investments and risks, see “More About the Fund” beginning on page 6.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class II Shares1:

Best Quarter:	34.8%	4th qtr. of 1999
Worst Quarter:	-23.9%	3rd qtr. of 2001

Average Annual Total Returns as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[1]

Class I2	59.70%	9.59%	0.60%
Class II	59.70%	9.59%	0.60%
S&P/IFCI Emerging Markets Composite Index[3]	57.16%	11.87%	2.07%
MSCI Emerging Markets Free Index[4]	56.28%	10.62%	1.00%

[1]	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore GVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore GVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

[2]	These returns through June 22, 2003, are based on the performance of the Fund’s predecessor. From June 23, 2003 these returns are based on the performance for Class II shares and do not reflect the lower expenses of Class I shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class I shares would have produced because all shares will invest in the same portfolio of securities.

[3]	The S&P/ IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

4

Fund Summary — Gartmore GVIT Developing Markets Fund

[4]	The MSCI Emerging Markets Free Index (the “MSCI Index”) is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/ IFCI Emerging Markets Composite Index (the “S&P/ IFCI Index”) to the MSCI Index. The Fund’s subadviser believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S. based emerging market mutual funds than is the S&P/ IFCI Index. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you invest in.

	Class I	Class II

Shareholder Fees[1] (paid directly from your investment)	None	None
.............................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[2]	0.32%	0.32%

Total Annual Fund Operating Expenses[3]	1.47%	1.72%

[1]	In addition, variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract’s prospectus.

[2]	“Other Expenses” have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administration services fees applicable to the Fund, but not to the Fund’s predecessor, during all of the prior fiscal year.

[3]	GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expenses, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.35% for Class I and Class II shares at least through April 30, 2005. However, because there are certain exclusions from the expense limitation, “Total Annual Fund Operating Expenses” could increase above the amounts shown in the table; specifically, because Rule 12b-1 fees are 0.25% and administrative services fees (which are included in “Other Expenses”) could increase up to 0.25% under the Trust’s administrative services plan, the “Total Annual Fund Operating Expenses” could increase to 1.60% for Class I shares and 1.85% for Class II shares before GGAMT would be required to limit the Fund’s expenses. At this time, “Other Expenses” do not reflect the full 0.25% in administrative services fees because the Fund does not currently have relationships with insurance companies or their affiliates such that the full amount allowable is charged to the Fund; if additional relationships were entered into, the Fund might be required to pay up to 0.25% in administrative services fees, and the “Total Annual Fund Operating Expenses” could rise to the expense limitation described above. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GGAMT may request and receive reimbursement or fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$150	$465	$803	$1,757
Class II	$175	$542	$933	$2,030

5

More About the Fund

Principal Investments and Techniques

The Fund may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (“SAI”) contains additional information about the Fund, including the Fund’s other investment techniques. To obtain a copy of the SAI, see the back cover.

Preferred Stock. Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.

However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer’s common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

Convertible Securities. Convertible securities—also known as convertibles—include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and “newer,” better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

Derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

Depository Receipts. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

6

More About the Fund

Principal Risks

Foreign risk. Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

•	Country—General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund’s securities that trade in the country. These movements will affect the Fund’s share price and the Fund’s performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

•	Foreign markets—Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

•	Governmental supervision and regulation/ accounting standards—Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

•	Currency—A significant portion of the Fund’s investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Temporary Investments

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund’s subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

7

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Fund during the year. The discussion is provided by GGAMT and GGP and constitutes their judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that time may or may not be realized.

How did the Fund perform?

For the annual period ended December 31, 2003, Fund outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Composite Index (the“Index”), returning 59.70% (Class II shares) versus 56.28%.

For broader comparison, the average return for this Fund’s peer category (i.e., Emerging Markets Funds) was 54.19%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

Emerging markets significantly outperformed developed markets in 2003. Latin America was the strongest-performing emerging region in 2003. This was largely attributable to Brazil, which gained 114% (Index returns). The entrenched cycle of interest-rate cuts bodes well for Brazil’s economic growth, as does the government’s progress in implementing a program of economic and social reform.

Fund holdings in Mexico, Russia, Brazil, Hong Kong, and Indonesia generally outperformed those in the Index. With the exception of Mexico, which benefited solely from stock selection, the other countries’ performance was driven by both allocation and strong stock selection. The top three individual stock contributors to the Fund’s performance were: Indonesia’s largest automotive conglomerate, Astra International (up 157%); Russian gas company, OAO Gazprom (up 118%); and Brazilian bank, Unibanco (up 141%).

What was the Fund’s strategy in response to prevailing market conditions?

Throughout the period, the Fund remained positioned for an economic recovery, since developing markets normally perform well when the global economy is undergoing a turnaround. The Fund had overweights in the more cyclical sectors, such as industrials and materials.

The Fund was overweight in China (3.5% vs. 2.84% in the Index), in an effort to benefit from China’s booming economy. The Fund also held overweight positions in countries and companies that trade with China, especially Thailand and Indonesia. The Fund increased its exposure to Latin American countries Mexico and Brazil throughout the period in order to take advantage of declining interest rates and Brazilian economic improvement. Management also positioned the Fund to take advantage of the global effects of the dramatic rebound that was occurring in the United States.

How is the Fund positioned?

We believe that emerging-market countries have received most of the benefits that will come from the U.S. recovery in the form of greater export activity. The next catalyst for emerging-market economic growth is likely to be increased trade with China and Japan, and possibly Europe. We are most positive about the growth prospects for Asian markets, particularly Indonesia and Malaysia. Thailand’s economy also is strong, but the Fund no longer is materially overweight in that region, since we believe stock prices already reflect much of that strength. Domestic factors in Latin America, such as a recovery in bank lending, also may spark greater growth in the region. Mexico and Brazil may experience further declines in interest rates, which should buoy the domestic economy and promote an increasingly positive environment for equities. The Fund’s overweight position in Brazil has been reduced yet remains significant.

Comparison of a Hypothetical $10,000 Investment

in the Gartmore GVIT Developing Markets Fund
(Class II Shares)1
the MSCI Emerging Markets Free Index2
and the S&P/IFCI Emerging Markets Composite Index3

8

Management

Gartmore GVIT Developing Markets Fund

Average Annual Total Returns
Periods ended December 31, 2003

	1 Year	5 Years	Life[4]

Class I shares	59.70%	9.59%	0.60%
Class II shares[5]	59.70%	9.59%	0.60%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

[2]	The MSCI Emerging Markets Free Index (the “MSCI Index”) is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/IFCI Emerging Markets Composite Index (the “S&P/IFCI Index”) to the MSCI Index. The Fund’s subadviser believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S. based emerging market mutual funds than is the S&P/IFCI Index. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[3]	The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

[4]	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore GVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore GVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

[5]	These returns through June 22, 2003, are based on the performance of the Fund’s predecessor. From June 23, 2003 these returns are based on the performance for Class II shares and do not reflect the lower expenses of Class I shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class I shares would have produced because all shares will invest in the same portfolio of securities.

Past performance is not predictive of future performance.

Investment Adviser

Gartmore Global Asset Management Trust (“GGAMT”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT was organized in July 2000 and advises mutual funds and other institutional separate accounts. As of March 31, 2004, GGAMT and its U.S. affiliates had approximately $39.2 billion in assets under management, of which $418 million was directly managed by GGAMT.

The Fund pays GGAMT a management fee, which is based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year end ended December 31, 2003, expressed as a percentage of the Fund’s average daily net assets, was 1.15%. Because the Montgomery Variable Series: Emerging Markets Fund, the Fund’s predecessor, was reorganized into the Gartmore GVIT Developing Markets Fund (which was a shell fund having no previous operations) as of June 23, 2003, the management fee shown here includes payments made by the predecessor fund to its prior investment adviser through June 22, 2003.

Effective May 1, 2004, the contractual management fee for the Fund has been changed as follows:

Assets	Fee

$0 up to $500 million	1.15%
$500 million up to $2 billion	1.10%
$2 billion and more	1.05%

Subadviser

Gartmore Global Partners (“GGP”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the subadviser to the Fund. Subject to the supervision of GGAMT and the Board of Trustees, GGP will manage the Fund’s assets in accordance with the Fund’s investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company’s asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K., and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.3 billion is managed by GGP.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund’s average daily net assets, of 0.575%.

Portfolio Management Team

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Ehrmann joined GGP as Head of the Emerging Markets Equity team in 1995. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

9

Management

Peter Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

10

Buying and Selling Fund Shares

Who Can Buy Shares of the Fund

Shares of the Fund may be sold to separate accounts of various insurance companies to fund benefits payable under variable insurance contracts. Insurance companies who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares of the Fund are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Fund currently sells Class II shares to separate accounts of affiliated and unaffiliated insurance companies. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc.

Shares of the Fund are subject to administrative services fees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds.

Purchase Price

The purchase price of each share of the Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of the Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Fair value determinations are required for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund’s NAV. If current prices are not available for a security, or if Gartmore SA Capital Trust (“GSACT”), as the Fund’s administrator, or its agent, determines a price does not represent fair value, the Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. In particular, GSACT may determine that an investment should be valued at fair value if the value of a security held by the Fund has been materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

11

Buying and Selling Fund Shares

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

Restrictions on Sales

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in the Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to the Fund on an aggregated basis by the insurance company issuing the variable insurance contract, the Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. The Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or in the insurance company’s policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. The Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the distributor of the Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II shares’ average daily net assets.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in Class II shares over time and may cost you more than paying other types of sales charges.

12

Distributions and Taxes

Dividends and Distributions

Substantially all of the Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

13

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. if these charges were reflected, the returns would be lower than those shown. Because the Montgomery Variable Series: Emerging Markets Fund was reorganized into the Gartmore GVIT Developing Markets Fund (which was a shell fund having no previous operations) as of June 23, 2003, the financial highlights shown through June 22, 2003 are for the predecessor fund.

The information for the fiscal years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

	Gartmore GVIT Developing Markets Fund

	Class II Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	1999	2000		2001	2002	2003 (b)

NET ASSET VALUE — BEGINNING OF PERIOD	$6.59	$10.86		$7.76	$7.22	$6.51

Investment Activities:
Net investment income (loss)	0.02	(0.03)		0.08	0.03	0.06
Net realized and unrealized gains (losses) on investments	4.25	(3.07)		(0.62)	(0.73)	3.83

Total investment activities	4.27	(3.10)		(0.54)	(0.70)	3.89

Distributions:
Net investment income	—	—		—	(0.01)	(0.01)

Total distributions	—	—		—	(0.01)	(0.01)

NET ASSET VALUE — END OF PERIOD	$10.86	$7.76		$7.22	$6.51	$10.39

Total Return	64.81%	(28.55%	)	(6.96% )	(9.68% )	59.70%
Ratios/Supplemental Data:
Net Assets, at end of period (000)	$131,197	$100,730		$100,899	$75,321	$165,601
Ratio of expenses to average net assets	1.62%	1.56%		1.59%	1.60%	1.64%
Ratio of net investment income (loss) to average net assets (a)	0.20%	(0.34%	)	1.19%	0.44%	0.75%
Ratio of expenses (prior to reimbursements) to average net assets (a)	1.65%	1.81%		1.67%	1.68%	1.80%
Ratio of net investment income (loss) (prior to reimbursements) to average net assets	0.17%	(0.59%	)	1.11%	0.36%	0.60%
Portfolio turnover	124.00%	103.00%		118.00%	97.00%	167.45%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Upon reorganization on June 23, 2003, the existing shares of the Fund were designated Class II shares.

14

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Fund:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call 1-888-366-0404 or contact your variable insurance provider.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

GG-1052 04/04

Gartmore Variable Insurance Trust

•	Dreyfus GVIT Mid Cap Index Fund (Class II)

Prospectus
April 29, 2004

As with all mutual funds, the Securities and Exchange

Commission has not approved or disapproved these Funds’
shares or determined whether this prospectus is complete or
accurate. To state otherwise is a crime.

Fund Summary

Dreyfus GVIT Mid Cap Index Fund	3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About the Fund	6
Principal Investments and Techniques
Temporary Investments
Management	7
Management’s Discussion of Fund Performance
Investment Management
Multi-Management Structure

Buying and Selling Fund Shares	9
Who can Buy Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading
Distribution Plan

Distributions and Taxes	11
Dividends and Distributions
Tax Status

Financial Highlights	12

Additional Information	Back Cover

1

Fund Summary

This prospectus provides information about one fund (the “Fund”) offered by Gartmore Variable Insurance Trust (the “Trust”). The following sections summarize key information about the Fund, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Fund. The Fund’s investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in “More About the Fund” beginning on page 6. “You” and “your” refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

A Quick Note about the Fund

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a “variable insurance contract”). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to Class II shares of the Fund. The Fund also offers Class I and Class III shares to other investors, but those shares are not offered in this prospectus.

For more information about who may purchase Class II shares, see “Buying and Selling Fund Shares” on page 9.

The Fund employs a “multi-manager” structure, which means that Gartmore Mutual Fund Capital Trust (“GMF”), as the Funds’ investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for the Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See “Management—Multi-Management Structure” for more information.

2

Fund Summary — Dreyfus GVIT Mid Cap Index Fund

Market capitalization
is a common way to measure the size of a company based on the price of its common stock; it’s simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Objective and Principal Strategies

The Dreyfus GVIT Mid Cap Index Fund’s investment objective is capital appreciation.

GMF has selected The Dreyfus Corporation (“Dreyfus”) as a subadviser to manage the Fund’s portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 Index1, as closely as possible before the deduction of Fund expenses. The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the performance of the Fund and the index were exactly the same.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size U.S. companies in a wide range of businesses (“mid cap companies”). The companies in the index have market capitalizations as of January 31, 2004 ranging between $340 million and $11.8 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

Principal Risks

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

Mid cap risk. The Fund’s investments in mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

Risks related to index funds. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

Derivatives risk. The Fund may invest in derivatives, particularly stock index futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

1 “Standard & Poor’s MidCap 400 Index” and “S&P” are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

3

Fund Summary — Dreyfus GVIT Mid Cap Index Fund

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund’s investments and risks, see “More About the Fund” beginning on page 6.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability— of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns—Class II Shares1, 2:

Best Quarter:	18.70%	4th qtr. of 1998
Worst Quarter:	-16.80%	3rd qtr. of 2002

Average Annual Total Return as of December 31, 2003:

	One	Five	Since
	Year	Years	Inception[1]

Class II shares[2]	34.30%	9.14%	9.03%
The S&P MidCap 400 Index[3]	35.61%	9.21%	11.44%

[1]	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[2]	These returns until the creation of the Class II shares (May 6, 2002) are based on the performance of the Class I shares of the Fund, which are not offered in this prospectus. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[3]	The S&P MidCap 400 Index—an unmanaged index of 400 stocks of medium-size U.S. companies— gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

4

Fund Summary — Dreyfus GVIT Mid Cap Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding Class II shares of the Fund.

Class II

Shareholder Fees[1] (paid directly from your investment)	N/A
..................................................................
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees[2]	0.30%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.24%

Total Annual Fund Operating Expenses	0.79%

[1]	In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

[2]	Effective May 1, 2004, the management fees were decreased. Therefore, “Management Fees” have been restated to reflect the new fees implemented for the current fiscal year.

Example

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years

Class II	$81	$252	$439	$978

5

More About the Fund

Principal Investments and Techniques

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (“SAI”) contains additional information about the Fund including the Fund’s other investment techniques. To obtain copy of the SAI, see the back cover.

Derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

Temporary Investments

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund’s subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

6

Management

Management’s Discussion of Fund Performance

The following is management’s discussion of the performance of the Fund for the year ended December 31, 2003. This discussion provides an overview of the economy and markets and how they affected the Fund’s performance during the year. The discussion is provided by GMF and constitutes its judgment as of the date of this prospectus and is subject to change without notice. The outlook foreseen by the portfolio managers as of that time may or may not be realized.

Dreyfus GVIT Mid Cap Index Fund

How did the Fund perform?

For the annual period ended December 31, 2003, the Fund returned 34.30% (Class II) versus 35.61% for its benchmark index, the S&P MidCap 400 Index (“Index”). This Fund is a passively managed index Fund, whose performance is expected to track the index before fees and expenses.

For broader comparison, the average return for this Fund’s peer category (Mid-Cap Core Funds) was 35.05%, according to Lipper, an independent company that provides mutual fund data and analysis.

What market/economic and portfolio-specific factors affected performance?

The Fund’s, and the market’s, absolute performance stemmed primarily from an improving economy driven by low interest rates and rising corporate profits. The strong returns came as a relief to investors who had endured disappointing returns in prior years. In addition, the mid-capitalization portion of the stock market continued to produce better performance than that of the large-capitalization portion. This tends to be the case during the early stages of an economic recovery as the earnings momentum of mid-cap stocks is typically stronger during the early part of an up-cycle.

Among the top-performing industries in the S&P MidCap 400 Index were semiconductors, banks, and construction. The top-performing securities held by the Fund for the period were: Gilead Sciences, Inc.; D.R. Horton, Inc.; Coach, Inc.; Lennar Corp.; and Millennium Pharmaceuticals, Inc. Many banks and construction companies reported exceptional gains as the housing boom continued amid a low-interest-rate environment. In addition to the extra disposable income that consumers gained by refinancing their mortgages at lower rates, tax cuts also provided more cash for consumers to spend during 2003. Stocks of firms that manufacture consumer electronics benefited from additional consumer spending.

Among the S&P MidCap 400 Index’s (and the Fund’s) worst-performing industries were airlines, entertainment, and heavy machinery. The worst-performing securities held by the Fund were: LaBranche & Co., Inc.; JetBlue Airways Corp.; AK Steel Holding Corp.; Westwood One, Inc.; and Vertex Pharmaceuticals Inc. A slowdown in spending for travel and entertainment, due in large part, to terrorism threats and the SARS virus, led to disappointing returns in these industries. Heavy machinery stocks did not rebound strongly because many companies continued to delay capital spending projects.

What was the Fund’s strategy in response to prevailing market conditions?

The Fund generally tracked the return of its benchmark Index for the period. Fund expenses and trading costs primarily accounted for the difference between the Fund’s performance and that of the Fund’s benchmark Index.

How is the Fund positioned?

No significant changes were made to the Fund; the Fund continues passively to replicate the middle-capitalization U.S. equity market, as represented by the S&P MidCap 400 Index. The portfolio managers employ a strategy of full replication, which entails the Fund holding each stock in direct proportion to that stock’s weight in the benchmark index. The Fund also uses S&P MidCap 400 Index futures to manage cash flow efficiently.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions.

Comparison of a Hypothetical $10,000 Investment

in the Dreyfus GVIT Mid Cap Index Fund (Class II Shares)
and the S&P MidCap 400 Index1,2,3

Dreyfus GVIT Mid Cap Index Fund3

Average Annual Total Returns
Periods ended December 31, 2003

	One	Five
	Year	Years	Life[3]

Class II shares[4]	34.30%	9.14%	9.03%

[1]	The calculations in the graph assume the reinvestment of dividends and distributions.

7

Management

[2]	The S&P MidCap 400 Index—an unmanaged index of 400 stocks of medium-size U.S. companies and some Canadian companies—gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

[3]	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[4]	These returns until the creation of the Class II shares (May 6, 2002) are based on the performance of the Class I shares of the Fund, which are not offered in this prospectus. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced, except as noted below, because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Past performance is not predictive of future performance.

Investment Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (“GMF”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of the Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund’s average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund’s average daily net assets, is as follows:

Assets	Fee

$0 up to $250 million	0.30%
$250 million up to $500 million	0.29%
$500 million up to $750 million	0.28%
$750 million up to $1 billion	0.27%
$1 billion and more	0.25%

The total management fee paid by the Fund for the fiscal year ended December 31, 2003, expressed as a percentage of Fund’s average daily net assets, was 0.50%.

Multi-Manager Structure

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Fund:

•	performing initial due diligence on prospective subadvisers for the Fund
•	monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
•	communicating performance expectations and evaluations to the subadvisers
•	ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Subadvisory Fee Structure

Dreyfus GVIT Mid Cap Index Fund: Out of its management fee, GMF paid The Dreyfus Corporation an annual subadvisory fee for the fiscal year ended December 31, 2003, based on the Fund’s daily net assets, of 0.10%.

The Subadviser. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The Dreyfus Corporation (“Dreyfus”) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of February 29, 2004, Dreyfus managed or administered approximately $166 billion in assets. An affiliate of Dreyfus, The Boston Company, was the subadviser to the Fund’s predecessor prior to its reorganization into the Fund.

Mid Cap Index Fund Portfolio Manager: Tom Durante has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund. He has been employed by Dreyfus since August 1982 and by Mellon Equity, an affiliate of Dreyfus, since 1994. Mr. Durante is a member of the Association for Investment Management and Research. He earned a BS in accounting from Fairfield University.

8

Buying and Selling Fund Shares

Who Can Buy Shares of the Fund

Class II shares of the Fund are currently sold to separate accounts of various life insurance companies to fund benefits payable under variable insurance contracts. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Fund may sell shares to separate accounts of affiliated and unaffiliated insurance companies. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another Fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Gartmore Distribution Services, Inc.

Shares of the Fund are subject to administrative service fees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Gartmore Distribution Services, Inc. or one of its affiliates also pays additional amounts from its own resources to certain insurance companies (or their affiliates) which include the Fund in the insurance company’s variable insurance products; these amounts are paid for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

Purchase Price

The purchase price of each share of the Fund is its “net asset value” (“NAV”) next determined after the order is received. No sales charge is imposed on the purchase of the Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not determine NAV on the following days:

•	New Year’s Day
•	Martin Luther King Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund’s administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Selling Shares

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of sale.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning this transaction.

9

Buying and Selling Fund Shares

Restrictions on Sales

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Short-Term Trading

Short-term or excessive trading in Fund shares is often described as “market timing” and is the attempt to profit from day to day fluctuations in the Fund’s share price through frequent short-term exchanges into and out of the Fund. Short-term trading can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.

Because purchase, exchange and sale transactions are submitted to the Fund on an aggregated basis by the insurance company issuing the variable insurance contract, the Fund is not able to identify short-term trading transactions by individual variable contract holders. Short of rejecting all transactions made by a separate account, the Fund lacks the ability to reject individual short-term trading transactions. The Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or in the insurance company’s policies; these restrictions on short-term trading will vary from variable insurance contract to variable insurance contract. The Fund does monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, requests the applicable insurance company issuing the variable insurance contract to identify whether or not short-term trading is involved and to take steps to prevent any future short-term trading transactions by such contract holders. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to short-term trading.

Short-term trading fees are imposed on one of the other classes of the Fund (not sold in this prospectus or offered in your variable insurance contract). These fees are designed to offset the brokerage commissions and other costs associated with short-term trading, but there is no guarantee that these fees will completely offset these costs.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund’s Class II Shares’ average daily net assets.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

10

Distributions and Taxes

Dividends and Distributions

Substantially all of the Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

Tax Status

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

11

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or for the period of the Fund’s operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, the returns would be lower than those shown.

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

	Dreyfus GVIT
	Mid Cap Index Fund

	Class II Shares

	Period Ended		Year Ended
	December 31,		December 31,
	2002 (c)		2003

NET ASSET VALUE — BEGINNING OF PERIOD	$13.64		$11.00

Investment Activities:
Net investment income (loss)	0.02		0.03
Net realized and unrealized gains (losses) on investments	(2.53)		3.74

Total from investment activities	(2.51)		3.77

Distributions:
Net investment income	(0.03)		(0.04)
Net realized gains (losses)	(0.10)		(d)

Total distributions	(0.13)		(0.04)

NET ASSET VALUE — END OF PERIOD	$11.00		$14.73

Total return	(18.44%	)(e)	34.30%
Ratios/Supplemental Data:
Net assets at end of period (000s)	$1,232		$8,049
Ratio of expenses to average net assets	0.96%	(f)	0.98%
Ratio of net investment income (loss) to average net assets	0.25%	(f)	0.27%
Portfolio turnover (b)	27.32%		11.58%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(d)	The amount is less than $0.005 per share.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

12

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Fund:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report

•	Semi-Annual Report

To obtain a document free of charge, call

1-888-366-0404 or contact your variable insurance provider.
Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:
In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
On the EDGAR database via
the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213

GG-1056-5/04

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2004

GARTMORE VARIABLE INSURANCE TRUST

Comstock GVIT Value Fund
Dreyfus GVIT International Value Fund
Dreyfus GVIT Mid Cap Index Fund
Federated GVIT High Income Bond Fund
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT Developing Markets Fund
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Global Small Companies Fund
Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Growth Fund
Gartmore GVIT International Growth Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Mid Cap Growth Fund
Gartmore GVIT Money Market Fund
Gartmore GVIT Money Market Fund II
Gartmore GVIT Nationwide Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT OTC Fund
Gartmore GVIT Nationwide Principal Protected Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund
GVIT Equity 500 Index Fund
GVIT Small Company Fund
GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund
J.P. Morgan GVIT Balanced Fund
Van Kampen GVIT Multi Sector Bond Fund

     Gartmore Variable Insurance Trust (the “Trust”), a Massachusetts business trust, is a registered open-end investment company currently consisting of 36 series. This Statement of Additional Information relates to all series of the Trust (each, a “Fund” and collectively, the “Funds”).

     This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•	Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT Mid Cap Index Fund, Federated GVIT High Income Bond Fund, GVIT Equity 500 Index Fund, J.P. Morgan GVIT Balanced Fund, and Van Kampen GVIT Multi Sector Bond Fund dated April 29, 2004.

•	Dreyfus GVIT Mid Cap Index Fund (Class II) dated April 29, 2004.

•	GVIT Small Cap Value Fund, GVIT Small Company Fund and GVIT Small Cap Growth Fund dated April 29, 2004.

•	Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund and Gartmore GVIT Mid Cap Growth Fund dated April 29, 2004.

•	Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund dated April 29, 2004.

•	Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Technology and Communications Fund and Gartmore GVIT Global Utilities Fund dated April 29, 2004.

•	Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund dated April 29, 2004.

•	Gartmore GVIT Global Small Companies Fund and Gartmore GVIT OTC Fund dated April 29, 2004 (shares of this Fund are not currently offered).

•	Gartmore GVIT Nationwide Principal Protected Fund dated April 29, 2004. (shares of this Fund are not currently offered).

•	Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund and Gartmore GVIT Worldwide Leaders Fund, dated April 29, 2004.

•	Gartmore GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders Fund dated April 29, 2004 (shares of these Funds are not currently offered).

•	Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the “GVIT Investor Destinations Funds”) dated April 29, 2004.

•	Gartmore GVIT Money Market Fund II dated April 29, 2004.

•	Gartmore GVIT Developing Markets Fund dated April 29, 2004.

     Shares of the Gartmore GVIT Nationwide Principal Protected, Gartmore GVIT European Leaders, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT OTC and Gartmore GVIT Global Small Companies Funds are not currently being offered to investors.

     Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

ii

iii

GENERAL INFORMATION AND HISTORY

     Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in [36] separate series, each with its own investment objective.

     On April 28, 2003, the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Balanced, Bond, Equity 500 Index, International, Mid Cap Growth, and Money Market Portfolios, eight series portfolios of Market Street Fund, reorganized with and into the Gartmore GVIT Total Return, Gartmore GVIT Growth, Comstock GVIT Value, GVIT Small Company, GVIT Small Cap Value, J.P. Morgan GVIT Balanced, Gartmore GVIT Government Bond, GVIT Equity 500 Index, Dreyfus GVIT International Value, Gartmore GVIT Mid Cap Growth and Gartmore GVIT Money Market Funds, respectively.

     On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund, a series portfolio of The Montgomery Funds III, reorganized with and into the Gartmore GVIT Developing Markets Fund.

     On April 23, 2004, the Nationwide GVIT Strategic Value Fund and the Turner GVIT Growth Focus Fund were liquidated.

     The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”):

Comstock GVIT Value Fund,
Dreyfus GVIT International Value Fund,
Dreyfus GVIT Mid Cap Index Fund,
Federated GVIT High Income Bond Fund,
Gartmore GVIT Developing Markets Fund,
Gartmore GVIT Emerging Markets Fund,
Gartmore GVIT Global Small Companies Fund,
Gartmore GVIT Government Bond Fund,
Gartmore GVIT Growth Fund,
Gartmore GVIT International Growth Fund,
Gartmore GVIT Mid Cap Growth Fund,
Gartmore GVIT Money Market Fund,
Gartmore GVIT Money Market Fund II,
Gartmore GVIT Nationwide Fund,
Gartmore GVIT Principal Protected Fund,
Gartmore GVIT OTC Fund,
GVIT Small Cap Growth Fund,
GVIT Small Cap Value Fund,
GVIT Small Company Fund,
J.P. Morgan GVIT Balanced Fund, and
Van Kampen GVIT Multi Sector Bond Fund.

The following Funds are not diversified funds:

Gartmore GVIT Asia Pacific Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT Global Financial Services Fund,
Gartmore GVIT Global Health Sciences Fund,
Gartmore GVIT Global Technology and Communications Fund,
Gartmore GVIT Global Utilities Fund,
Gartmore GVIT Nationwide Leaders Fund,
Gartmore GVIT U.S. Growth Leaders Fund,
Gartmore GVIT Worldwide Leaders Fund,
GVIT Equity 500 Index Fund, and
each of the GVIT Investor Destinations Funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

All Funds

     The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information (SAI) contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.

Gartmore
		Gartmore	Dreyfus		GVIT		GVIT
	Gartmore	GVIT Mid	GVIT Mid	GVIT Small	Small Cap	GVIT Small	Worldwide
Type of Investment or Technique	GVIT Growth	Cap Growth	Cap Index	Company	Growth	Cap Value	Leaders
U.S. common stocks	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y
Limited liability companies				Y
Investment companies	Y	Y	Y	Y	Y	Y	Y
Real estate securities		Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets				Y	Y		Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y
Long-term debt			Y	Y	Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity	Y		Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities		Y	Y	Y	Y		Y
Step-coupon securities
Pay-in-kind bonds			Y		Y
Deferred payment securities			Y		Y
Brady bonds
Non-investment grade debt			Y	Y	Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)				Y			Y
Foreign commercial paper(denominated in U.S. $)	Y			Y			Y
Duration							Y
U.S. Government securities	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities			Y

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Gartmore	Van Kampen
		Gartmore	J.P. Morgan	GVIT	GVIT	Federated	Gartmore	Gartmore
	Comstock	GVIT	GVIT	Government	Multi	GVIT High	GVIT Money	GVIT Money
Type of Investment or Technique	GVIT Value	Nationwide	Balanced	Bond	Sector Bond	Income Bond	Market	Market II
U.S. common stocks	Y	Y	Y			Y
Preferred stocks	Y	Y	Y			Y
Small company stocks	Y	Y				Y
Special situation companies	Y	Y				Y
Illiquid securities	Y	Y	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y
Limited liability companies	Y					Y
Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Real estate securities	Y	Y	Y		Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y		Y	Y
Securities from developing countries/emerging markets	Y		Y		Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Long-term debt	Y		Y	Y	Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity	Y	Y	Y	Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y
Zero coupon securities	Y		Y	Y	Y	Y
Step-coupon securities	Y				Y	Y
Pay-in-kind bonds	Y		Y		Y	Y
Deferred payment securities	Y		Y		Y	Y
Brady bonds			Y		Y
Non-investment grade debt	Y		Y		Y	Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)			Y	Y	Y	Y	Y	Y
Foreign commercial paper(denominated in U.S. $)	Y	Y	Y		Y	Y	Y	Y
Duration				Y	Y	Y
U.S. Government securities	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities			Y	Y	Y	Y	Y	Y

Gartmore
	GVIT Global	Gartmore GVIT	Gartmore GVIT	Gartmore GVIT	Gartmore	Gartmore GVIT
	Technology and	Global Health	Emerging	International	GVIT European	Global Small
Type of Investment or Technique	Communications	Sciences	Markets	Growth	Leaders	Companies
U.S. common stocks	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y
Limited liability companies			Y	Y
Investment companies	Y	Y	Y	Y	Y	Y
Real estate securities	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y
Securities from developing countries / emerging markets	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Long-term debt			Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity			Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y
Zero coupon securities			Y	Y	Y
Step-coupon securities			Y	Y
Pay-in-kind bonds			Y	Y
Deferred payment securities			Y	Y
Brady bonds			Y	Y	Y
Non-investment grade debt			Y	Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)			Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)		Y	Y	Y	Y	Y
Duration			Y	Y	Y	Y
U.S. Government securities	Y	Y	Y	Y	Y	Y
Money market instruments Mortgage-backed securities	Y	Y	Y Y	Y Y	Y	Y

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
		Gartmore	Gartmore	Gartmore	GVIT	Gartmore
		GVIT	GVIT U.S.	GVIT Asia	Global	GVIT
	Gartmore	Nationwide	Growth	Pacific	Financial	Global
Type of Investment or Technique	GVIT OTC	Leaders	Leaders	Leaders	Services	Utilities
U.S. common stocks	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y	Y
Limited liability companies
Investment companies	Y	Y	Y	Y	Y	Y
Real estate securities	Y				Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y	Y
Securities from developing countries / emerging markets	Y		Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Long-term debt			Y	Y	Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity		Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y
Zero coupon securities				Y	Y	Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities				Y	Y	Y
Brady bonds				Y	Y	Y
Non-investment grade debt			Y	Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y
Duration	Y
U.S. Government securities	Y	Y	Y	Y	Y	Y
Money market instruments Mortgage-backed securities	Y	Y	Y Y	Y	Y	Y

		Gartmore		Gartmore
	Gartmore	GVIT	Gartmore	GVIT	Gartmore
	GVIT	Investor	GVIT	Investor	GVIT
	Investor	Destinations	Investor	Destinations	Investor
	Destinations	Moderately	Destinations	Moderately	Destinations
Type of Investment or Technique	Aggressive	Aggressive	Moderate	Conservative	Conservative
U.S. common stocks	Y	Y	Y	Y	Y
Preferred stocks
Small company stocks	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y
Limited liability companies
Investment companies	Y	Y	Y	Y	Y
Real estate securities
Securities of foreign issuers	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y
Securities from developing countries / emerging markets
Convertible securities
Long-term debt	Y	Y	Y	Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity	Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)	Y	Y	Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y	Y	Y
Duration	Y	Y	Y	Y	Y
U.S. Government securities	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y	Y	Y	Y

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
	GVIT	Dreyfus	Gartmore	GVIT
	Equity	GVIT	GVIT	Nationwide
	500	International	Developing	Principal
Type of Investment or Technique	Index	Value	Markets	Protected*
U.S. common stocks	Y	Y	Y	G, PG
Preferred stocks	Y	Y	Y	G, PG
Small company stocks	Y	Y	Y	G, PG
Special situation companies	Y	Y	Y	G, PG
Illiquid securities		Y	Y	G, PG
Restricted securities		Y	Y	G, PG
When-issued / delayed-delivery securities	Y	Y	Y	G, PG
Limited liability companies		Y	Y
Investment companies	Y	Y	Y	A
Real estate securities	Y	Y	Y	G, PG
Securities of foreign issuers	Y	Y	Y	A
Depositary receipts	Y	Y	Y	G, PG
Securities from developing countries / emerging markets	Y	Y	Y
Convertible securities	Y	Y	Y	G, PG
Long-term debt				PG
Long-term debt when originally issued but with less than 397 days remaining to maturity			Y	A
Short-term debt	Y	Y	Y	A
Floating and variable rate securities	Y	Y	Y	A
Zero coupon securities			Y	G
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds			Y
Non-investment grade debt
Loan participations and assignments	Y	Y	Y	PG
Sovereign debt (foreign) (denominated in U.S. $)		Y	Y
Foreign commercial paper (denominated in U.S. $)		Y	Y	A
Duration				G
U.S. Government securities	Y	Y	Y	A
Money market instruments	Y	Y	Y	A
Mortgage-backed securities				G

Dreyfus
		Gartmore	GVIT		GVIT	GVIT	Gartmore
	Gartmore	GVIT	Mid	GVIT	Small	Small	GVIT	Comstock
	GVIT	Mid Cap	Cap	Small	Cap	Cap	Worldwide	GVIT
Type of Investment or Technique	Growth	Growth	Index	Company	Growth	Value	Leaders	Value
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls				Y
Asset-backed securities	Y			Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements		Y	Y	Y	Y	Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y		Y	Y
Foreign currencies	Y	Y	Y	Y	Y		Y
Forward currency contracts				Y	Y		Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Short sales	Y	Y	Y	Y			Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities	Y					Y
Strip Bonds
Nationwide Contract
Municipal securities

[Additional columns below]

[Continued from above table, first column(s) repeated]

Van
				Kampen	Federated
		J.P.	Gartmore	GVIT	GVIT	Gartmore
	Gartmore	Morgan	GVIT	Multi	High	GVIT
	GVIT	GVIT	Government	Sector	Income	Money	Gartmore GVIT Money
Type of Investment or Technique	Nationwide	Balanced	Bond	Bond	Bond	Market	Market II
Stripped mortgage-backed securities			Y	Y
Collateralized mortgage obligations		Y	Y	Y
Mortgage dollar rolls		Y	Y	Y
Asset-backed securities	Y	Y	Y	Y	Y	Y	Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements		Y		Y	Y
Derivatives	Y	Y		Y	Y
Warrants	Y	Y		Y	Y
Futures	Y	Y		Y	Y
Options	Y	Y		Y	Y
Foreign currencies				Y	Y
Forward currency contracts				Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y		Y	Y	Y
Investment of securities lending collateral	Y		Y	Y	Y
Short sales
Swap agreements				Y	Y
Extendable commercial notes						Y	Y
Wrap contracts
Indexed securities	Y
Strip Bonds			Y
Nationwide Contract
Municipal securities						Y	Y

		Gartmore				Gartmore
	Gartmore GVIT	GVIT	Gartmore	Gartmore	Gartmore	GVIT
	Global	Global	GVIT	GVIT	GVIT	Global
	Technology and	Health	Emerging	International	European	Small
Type of Investment or Technique	Communications	Sciences	Markets	Growth	Leaders	Companies
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y				Y
Derivatives	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y
Options	Y		Y	Y	Y	Y
Foreign currencies	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y
Short sales	Y	Y		Y	Y	Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities			Y
Strip Bonds
Nationwide Contract
Municipal securities

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Gartmore	Gartmore	Gartmore
		Gartmore	GVIT	GVIT	GVIT	Gartmore
	Gartmore	GVIT	U.S.	Asia	Global	GVIT
	GVIT	Nationwide	Growth	Pacific	Financial	Global
Type of Investment or Technique	OTC	Leaders	Leaders	Leaders	Services	Utilities
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities		Y	Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements				Y	Y	Y
Derivatives	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y
Foreign currencies	Y		Y	Y	Y	Y
Forward currency contracts	Y		Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y
Short sales		Y	Y	Y	Y	Y
Swap agreements	Y
Extendable commercial notes
Wrap contracts
Indexed securities		Y
Strip Bonds
Nationwide Contract
Municipal securities

		Gartmore		Gartmore
	Gartmore	GVIT	Gartmore	GVIT	Gartmore
	GVIT	Investor	GVIT	Investor	GVIT
	Investor	Destinations	Investor	Destinations	Investor
	Destinations	Moderately	Destinations	Moderately	Destinations
Type of Investment or Technique	Aggressive	Aggressive	Moderate	Conservative	Conservative
Stripped mortgage-backed securities
Collateralized mortgage obligations	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	Y	Y	Y	Y
Asset-backed securities	Y	Y	Y	Y	Y
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y
Reverse repurchase agreements
Derivatives	Y	Y	Y	Y	Y
Warrants
Futures	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y
Lending of portfolio securities
Investment of securities lending collateral
Short sales	Y	Y	Y	Y	Y
Swap agreements	Y	Y	Y	Y	Y
Extendable commercial notes	Y	Y	Y	Y	Y
Wrap contracts
Indexed securities	Y	Y	Y	Y	Y
Strip Bonds
Nationwide Contract		Y	Y	Y	Y
Municipal securities

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
	GVIT	Dreyfus	Gartmore	GVIT
	Equity	GVIT	GVIT	Nationwide
	500	International	Developing	Principal
Type of Investment or Technique	Index	Value	Markets	Protected*
Stripped mortgage-backed securities
Collateralized mortgage obligations				G
Mortgage dollar rolls
Asset-backed securities				A
Bank and/or Savings and Loan obligations	Y	Y	Y	A
Repurchase agreements	Y	Y	Y	A
Reverse repurchase agreements				A
Derivatives	Y	Y	Y
Warrants	Y	Y	Y	G, PG
Futures	Y	Y	Y	G, PG
Options	Y	Y	Y	G, PG
Foreign currencies	Y	Y	Y
Forward currency contracts	Y	Y	Y
Borrowing money	Y	Y	Y	A
Lending of portfolio securities	Y	Y	Y	G, PG
Investment of securities lending collateral	Y	Y	Y	G, PG
Short sales	Y	Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities			Y	PG
Strip Bonds				G, PG
Nationwide Contract
Municipal securities

*	The Gartmore GVIT Nationwide Principal Protected Fund has an Offering Period, a Guarantee Period, and a Post Guarantee Period and may not invest in all of these investments during each period. For example, during the Offering Period, fund assets will be invested primarily in cash and money market obligations. During the Guarantee Period, he Fund may not be permitted by the terms of the Capital Protection Agreement (as described in the Fund’s prospectus) to invest in all the securities and utilize all the techniques described below and in the Fund’s prospectus. Therefore, the permissible securities that the Fund may invest in during each period are identified as follows:

O = Offering Period

G = Guarantee Period

PG = Post Guarantee Period

A = All Periods

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The GVIT Investor Destinations Funds

     Each of the GVIT Investor Destinations Funds is a “fund of funds,” which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the “Underlying Funds”) that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and – except for the GVIT Investor Destinations Aggressive Fund currently — the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a GVIT Investor Destinations Fund’s asset allocation.

     The following is a list of the mutual funds that are part of the Gartmore group of funds (the “Gartmore Funds”) that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Gartmore Funds. As described below, Gartmore Mutual Fund Capital Trust (“GMF”) has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectuses.

•	Gartmore International Index Fund

•	Gartmore Small Cap Index Fund

•	Gartmore Mid Cap Market Index Fund

•	Gartmore Bond Index Fund

•	Gartmore S&P 500 Index Fund

•	Gartmore Morley Enhanced Income Fund

•	Gartmore Money Market Fund

Information Concerning Duration

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

     Debt obligations are subject to the risk of an issuer’s inability to make principal and interest payments, when due, on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund’s adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

     In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch Investors Service, Inc. (“Fitch”) ; (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates And Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-	the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

-	the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

-	the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

-	the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs’ purchase price and its face value.

     Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities are pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through

Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collaterized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and use them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Money Market Instruments. Money market instruments may include the following types of instruments:

—	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

—	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

—	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

—	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

—	repurchase agreements;

—	bank and savings and loan obligations;

—	commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

—	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

—	high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

—	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

—	unrated short-term (maturity in 397 days or less) debt obligation that are determined by a Fund’s adviser or subadviser to be of compatible quality to the securities described above.

Extendable Commercial Notes The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

     Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Gartmore Money Market Fund and the Gartmore Money Market Fund II may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

     An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Repurchase Agreements

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund’s custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

When-Issued Securities and Delayed-Delivery Transactions

     When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Limited Liability Companies

     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Lending Portfolio Securities

     A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral

     The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.

     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets and may provide for a minimum guaranteed rate of return to the investor.

     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer’s parent.

     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Indexed Securities

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks

     Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

     “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Commercial Paper

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Brady Bonds

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser’s expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Real Estate Securities

     Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the “Code”).

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

     A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

     Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

     An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Warrants

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Short Selling of Securities

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether the price of a security it borrows to sell short will decrease.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes, a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position,” causing the Fund to realize gain, but not loss.

Restricted, Non-Publicly Traded and Illiquid Securities

     A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund’s adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.

     A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing

     A Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund’s total assets; except that a Fund may purchase securities during such time to the extent only that the Fund’s receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

     Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit (“LOC”) with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund’s remaining shareholders.

Derivative Instruments

     A Fund’s adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”).

     Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund’s adviser’s or subadviser’s ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s adviser or subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counter party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

     An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option used to actively manage the portfolio’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

     Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

     Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

     Foreign Currency-Related Derivative Strategies – Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Floating and Variable Rate Instruments

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Securities of Investment Companies

     As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRs and other Exchange Traded Funds

     A Fund may invest in Standard & Poor’s Depository Receipts (“SPDRs”) and in shares of other exchange traded funds (collectively, “ETFs”). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF’s, including SPDRs, are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Bank Obligations

     Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Zero Coupon Securities, Step-Coupon Securities, Pay-in-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

     Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loan Participations and Assignments

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalents or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See “Borrowing”)

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

The Nationwide Contract

     Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company

(“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

Capital Protection Agreement (for the Gartmore GVIT Nationwide Principal Protected Fund)

     The Gartmore GVIT Nationwide Principal Protected Fund has entered into a Capital Protection Agreement with AIG Financial Products Corp. (the “Capital Protection Provider”), in order to help ensure that the Fund will be able to redeem any shareholder’s account on the Guarantee Maturity Date at no less than the Guaranteed Amount. The Guaranteed Amount is the initial value of the investor’s account at the beginning of the Guarantee Period. It may be reduced under some circumstances described below. An investor’s initial purchase amount will also be decreased by any initial sales charges paid to determine the investor’s Guaranteed Amount. To receive the full Guaranteed Amount at the end of the Guarantee Period, an investor must automatically reinvest all dividends and distributions received from the Fund and redeem no shares. In addition to reductions in the Guaranteed Amount caused by redemptions or taking your dividends or distributions in cash, an investor’s Guaranteed Amount may be reduced by:

•	any extraordinary expenses incurred by the Fund that are not covered by the Capital Protection Agreement (including, for example, legal fees or other costs of litigating a claim brought against the Fund); and

•	any reduction in the Fund’s net assets because the Fund, Gartmore Mutual Fund Capital Trust (GMF) (the Fund’s investment adviser) or its other service providers do not perform as required under the Capital Protection Agreement.

     Although the Fund never restricts your ability to redeem your shares or to take dividends or distributions in cash instead of reinvesting them, you will be reducing or eliminating the benefit of the Capital Protection if you do so during the Guarantee Period. As a result, shareholders who redeem during the Guarantee Period will bear the cost of the Capital Protection Agreement without receiving any corresponding benefit.

     Under the Capital Protection Agreement, if the assets of the Fund do not meet certain requirements or certain other conditions occur (including noncompliance with the certain agreed upon investment parameters) prior to the Guarantee Maturity Date (each, a “Trigger Event”, as further described below), a “Zero Coupon Investment Period” may begin and the Fund may be required to liquidate its assets in both the Total Return Component (primarily equity securities) and the Protection Component (primarily high quality debt securities, which may include a high proportion of zero coupon securities) other than certain zero coupon U.S. government securities it then holds, and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital Protection Provider will deliver to the Fund zero coupon U.S. government securities with a face amount that, together with the face amount of any zero coupon U.S. government securities then held by the Fund, equals at least the aggregate Guaranteed Amount. If the Fund moves into a Zero Coupon Investment Period, the Fund will be required to hold zero coupon U.S. government securities to maturity except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether the Fund’s net assets are sufficient to pay the aggregate Guaranteed Amounts to the remaining shareholders. If there are not sufficient assets at that time and assuming that the Fund’s assets have not been reduced by causes other than fluctuations in the market value of the Fund’s assets or by redemptions from the Fund, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash held by the Fund, equals the aggregate Guaranteed Amount.

     While the Capital Protection Agreement will protect the Fund from any reductions in the Fund’s net asset value that are attributable to fluctuations in the market value of the Fund’s assets, other reductions including, without limitation, those reductions attributable to acts or omissions of the Fund, GMF or their representatives that constitute negligence, recklessness, bad faith or willful misconduct, or to failures to comply with the Fund Allocation Conditions (conditions which determine the allocation from time to time of the Fund’s assets between the Total Return Component and the Protection Component) or the Investment Management Guidelines (investment guidelines that determine the separate composition of each of the Total Return Component and the Protection Component), including specifying the types of securities, as well as the countries and sectors in which the Total Return Component and the Protection Component of the Fund may invest or with their respective statutory obligations to shareholders to limit dilution resulting from redemption of shares are not covered by the Capital Protection Agreement.

     A “Trigger Event” means that the assets of the Fund do not meet the requirements of the Capital Protection Agreement on any business day prior to the Guarantee Maturity Date or the occurrence of any of the following events at any time before the fifth business day prior to the Guarantee Maturity Date: (a) a change to the Investment Management Guidelines not approved by the Capital Protection Provider; (b) any failure by the Investment Adviser to cure a breach of the Fund Allocation Conditions after receipt of notice of such breach from the Capital Protection Provider; (c) any failure of the Fund to comply with the Investment Management Guidelines, unless such failure is cured in accordance with the Capital Protection Agreement; (d) the termination of, or the failure of expenses incurred by the Fund to be within the limits set forth in, the Expense Limitation Agreement; (e) the Fund has incurred expenses or liabilities not covered by the Expense Limitation Agreement or has incurred other expenses or liabilities that exceed 5% of the assets of the Fund; (f) an event of default where the Fund is the defaulting party or a termination event where the Fund is an affected party under the Capital Protection Agreement; (g) the Investment Adviser resigns, or the agreement with the Investment Adviser is terminated by the Board of Trustees, the Fund’s shareholders or otherwise, and a successor is not acceptable to the Capital Protection Provider; (h) the Investment Adviser is no longer an affiliate of Nationwide Mutual Insurance Company; (i) the Investment Adviser breaches any obligation it has under the Capital Protection Agreement to cure a Trigger Event; (j) a breach by the Investment Adviser, the Fund or the Fund’s custodian bank of the Capital Protection Agreement; (k) any amendment to the constitutive documents of the Fund, or any material change to the terms of the Fund that is adverse to the interests of the Fund or the Capital Protection Provider;

or (l) any suspension of the calculation of the net asset value of the Fund or of redemptions of the Fund’s, unless cured on the business day following its occurrence. Once a Trigger Event occurs and unless the condition causing the Trigger Event can be cured, the Fund may have to irreversibly invest in zero coupon U.S. government securities for the remainder of the Guarantee Period and will enter into the “Zero Coupon Investment Period.”

     The Trust’s Board of Trustees may terminate or amend the terms of the Capital Protection Agreement at any time without shareholder approval, if the Board determines in its reasonable judgement that it is in the best interests of the Fund and its shareholders to do so. To the extent practicable, shareholders would be given at least 60 days prior written notice of any termination of the Capital Protection Agreement. In the event of such termination, the Trust’s Board of Trustees would consider reasonable alternatives and seek to act in the best interests of shareholders. In the event of the termination of the Capital Protection Agreement, the Fund would not be able to pay your Guaranteed Amount if and to the extent that the value of your account is less than your Guaranteed Amount on the Guarantee Maturity Date, unless the Fund is able to replace the Capital Protection Agreement. Replacement of the Capital Protection Agreement may entail substantial additional expense to the Fund.

     AIG Financial Products Corp. and AIG, Inc. The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG, Inc. (AIG), the Capital Protection Provider’s parent, is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, and retirement savings and asset management. AIG has unconditionally guaranteed the payment obligations of the Capital Protection Provider arising under the Capital Protection Agreement.

     Since the Capital Protection Provider’s payment obligations under the Capital Protection Agreement are guaranteed by AIG, its parent, a shareholder’s ability to receive the Guaranteed Amount may depend on the financial condition of the Capital Protection Provider and AIG and their ability to meet their obligations to the Fund. If the Capital Protection Provider and AIG become insolvent or their credit deteriorates substantially, the Capital Protection Provider and AIG may not be able to perform as required by the Capital Protection Agreement and the related guarantee. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Capital Protection Agreement.

     The following is incorporated by reference herein:

•	AIG’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001;

•	AIG’s unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002;

•	AIG’s current report on Form 8-K dated and filed February 13, 2003; and

•	to the extent filed with the Commission prior to the end of the Fund’s Offering Period, AIG’s audited financial statements included in any Annual Report of AIG on Form 10-K and AIG’s unaudited financial statements included in any Quarterly Reports of AIG on Form 10-Q.

Temporary Investments

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund’s adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Dreyfus GVIT Mid Cap Index Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The Dreyfus GVIT Mid Cap Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT Global Technology and Communications Fund, GVIT Equity 500 Index Fund and each of the GVIT Investor Destinations Funds:

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

•	May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II may not:

•	Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The GVIT Investor Destinations Funds:

•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

The GVIT Equity 500 Index Fund:

•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

Concentration Policies

     Each of the following Funds invests 25% or more of its assets in the securities of companies in the same or related industries as described below:

The Gartmore GVIT U.S. Growth Leaders Fund*:

•	Will invest 25% or more of its assets in a group of companies in software and related technology industries.

The Gartmore GVIT Global Financial Services Fund*:

•	Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Gartmore GVIT Global Utilities Fund*:

•	Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

The Gartmore GVIT Global Health Sciences Fund*:

•	Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

The Gartmore GVIT Global Technology and Communications Fund:

•	Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

     * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

     The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Nationwide Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

•	Sell securities short (except for the Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may

only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 331/3% of the Fund’s total assets at the time of the borrowing or investment.

     The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Nationwide Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

No such Fund may:

•	Make short sales of securities.

•	Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

     The following is a NON-FUNDAMENTAL operating policy of each of the Funds which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

     A Fund will not purchase securities when bank borrowings exceed 5% of the Fund’s total assets; except that a Fund may purchase securities during such time to the extent only that the Fund’s receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

     The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

     Each U.S. government agency or instrumentality shall be treated as a separate issuer.

Portfolio Turnover

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2003 and 2002, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund	2003	2002
Comstock GVIT Value Fund	71.31%[1]	245.24%
Gartmore GVIT Emerging Markets Fund	133.49%[2]	219.84%
Gartmore GVIT Global Health Sciences Fund	542.89%[3]	764.93%
Gartmore GVIT Investor Destinations Aggressive Fund	49.13%[4]	111.74%
Gartmore GVIT Nationwide Leaders Fund	244.94%[5]	105.28%
Gartmore GVIT U.S. Growth Leaders Fund	580.71%[6]	754.41%
Gartmore GVIT Worldwide Leaders Fund	603.34%[7]	529.97%
Gartmore GVIT Nationwide Leaders Fund	129.01%[8]	33.25%
Gartmore GVIT MidCap Growth Fund	109.73%[9]	64.00%
Van Kampen GVIT Multi-Sector Fund	296.62%[10]	385.94%

[1]	For the Comstock GVIT Value Fund, it is expected that the portfolio turnover in fiscal 2003 will be more representative of the portfolio turnover going forward. In 2002, the portfolio turnover was higher because the Fund’s subadviser changed and the Fund was converted from an equity income fund to a general equity value fund.

[2]	Gartmore GVIT Emerging Market Fund incurred lower portfolio turnover during the fiscal 2003 than during the fiscal 2002 because of lower levels of purchase and redemption activity by shareholders.

[3]	The portfolio manager for the Gartmore GVIT Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal 2003, the portfolio manager made fewer changes than he thought necessary in the fiscal 2002.

[4]	For the Gartmore GVIT Investor Destinations Aggressive Fund, it is expected that the portfolio turnover in fiscal 2003 will be more representative of the portfolio turnover going forward. The portfolio turnover decreased in the fiscal 2003 due to the Fund’s assets growing from approximately $20 million as of December 31, 2002 to $95 million as of December 31, 2003. As assets grow, any particular buy-sell decision has less impact on the portfolio turnover.

[5]	In late 2002, there was a change in the portfolio manager for the Gartmore GVIT Nationwide Leaders Fund resulting in changes in the portfolio in the fiscal 2003. Since the fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a larger impact on the portfolio turnover. In addition, market conditions in fiscal 2003 required more changes in the Fund’s sector weights that led to increased portfolio turnover.

[6]	Because the Gartmore GVIT US Growth Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate. The portfolio turnover decreased in the fiscal 2003 due to the Fund’s assets growing significantly. As assets grow, any particular buy-sell decision has less impact on the portfolio turnover.

[7]	Because the subadviser for the Gartmore GVIT Worldwide Leader’s Fund is not limited by portfolio turnover in its management style, the Fund’s portfolio turnover will fluctuate based on particular market conditions. In addition, because the Gartmore GVIT Worldwide Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate.

[8]	Market conditions in 2003 required more decisive changes in the Gartmore GVIT Nationwide Fund’s sector weights that led to increased portfolio turnover. More disciplined rebalancing of assets also generated higher portfolio turnover for the Fund.

[9]	In May 2003, there was a change in the portfolio manager for the Gartmore GVIT Mid Cap Growth Fund resulting in changes in the portfolio in the fiscal 2003. It is expected that the portfolio turnover in the fiscal 2002 will be more representative of the portfolio turnover going forward.

[10]	The portfolio manager for the Van Kampen GVIT Multi Sector Bond Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and securities valuations. In the fiscal 2003, the portfolio manager made fewer changes than he thought necessary in the fiscal 2002.

     High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

Insurance Law Restrictions

     In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust (“GGAMT”) (collectively, the “Advisers”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

MAJOR SHAREHOLDERS

     Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America (“NLICA”), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. (“NFS”). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund’s shares.

     As of April 7, 2004 the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

     As of April 7, 2004, to the knowledge of the Trust, the following shareholders held five percent or greater of the shares of the class of a Fund:

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
COMSTOCK GVIT VALUE FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	7040528.714	99.76%

COMSTOCK GVIT VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	974092.299	99.99%

COMSTOCK GVIT VALUE FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS OH 432182029	3389239.315	67.86%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS OH 432182029	1605356.287	32.14%

DREYFUS GVIT INTERNATIONAL VALUE FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	91000.191	99.88%

DREYFUS GVIT INTERNATIONAL VALUE FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	329156.984	99.97%

DREYFUS GVIT INTERNATIONAL VALUE FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1595899.761	95.48%

DREYFUS GVIT INTERNATIONAL VALUE FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS OH 432182029	4388805.502	76.84%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS OH 432182029	1323048.579	23.16%

DREYFUS GVIT MID CAP INDEX FUND CLASS I
NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS OH 432182029	29781808.944	98.03%

DREYFUS GVIT MID CAP INDEX FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS OH 432182029	421113.207	61.37%

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
GREAT WEST LIFE & ANNUITY INS CO
8515 E ORCHARD RD
GREENWOOD VILLAGE CO 80111	240147.525	35.00%

FEDERATED GVIT HIGH INCOME BOND FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	31265792.905	99.06%

GARTMORE GVIT DEVELOPING MARKETS CLASS II
AMERICAN SKANDIA LIFE
ASSURANCE CORP
1 CORPORATE DR
SHELTON CT 064846208	16248678.81	96.58%

GARTMORE GVIT EMERGING MARKETS FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	2077255.927	90.71%

GARTMORE GVIT EMERGING MARKETS FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS OH 432182029	975667.663	100.00%

GARTMORE GVIT EMERGING MARKETS FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	6491691.197	99.58%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	316501.163	88.76%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	30995.654	8.69%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS OH 432182029	201001.274	99.93%

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND CLASS III
NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS OH 432152220	1904683.26	98.93%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS I
NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS OH 432182029	471665.178	82.52%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	85901.023	15.03%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS II
NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	383909.698	99.97%

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND CLASS III
NATIONWIDE INSURANCE COMPANY

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
NWVA9
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	2867580.462	99.22%

GARTMORE GVIT GLOBAL TECHNOLOGY AND
COMMUNICATION FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	4212828.15	95.24%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	157270.828	94.10%

NATIONWIDE LIFE INSURANCE CO OF AMERICA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	9854.367	5.90%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS OH 432182029	124829.3	99.89%

GARTMORE GVIT GLOBAL UTILITIES FUND CLASS III
NATIONWIDE LIFE INS CO
ONE NATIONWIDE PLAZA
ATTN PAMELA SMITH
COLUMBUS OH 432152220	876051.446	98.05%

GARTMORE GVIT GLOBAL TECHNOLOGY AND
COMMUNICATION FUND CLASS II
NATIONWIDE LIFE INSURANCE CO
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	945909.447	99.96%

GARTMORE GVIT GLOBAL TECHNOLOGY AND
COMMUNICATION FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	9295760.785	99.59%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	114092286.136	97.31%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	608726.87	100.00%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1672962.597	100.00%

GARTMORE GVIT GOVERNMENT BOND FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS OH 432182029	2135794.036	60.18%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1413406.298	39.82%

GARTMORE GVIT GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
NWMF
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	22927595.047	97.18%

GARTMORE GVIT GROWTH FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA PMLIC-VLI
PO BOX 182029
COLUMBUS OH 432182029	2709287.658	72.35%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432192029	1035341.775	27.65%

GARTMORE GVIT INTERNATIONAL GROWTH FUND CLASS I
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	487046.234	100.00%

GARTMORE GVIT INTERNATIONAL GROWTH FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1241711.483	99.74%

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	13805139.579	99.35%

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS OH 432182029	21027871.519	99.42%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE FUND
NATIONWIDE INSURANCE COMPANY
NWVA8
PO BOX 182029
COLUMBUS OH 432182029	36735628.714	99.00%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE FUND
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	29371042.886	99.68%

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	68305982.984	99.41%

GARTMORE GVIT MID CAP GROWTH FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA VAR LIFE SEPARATE ACCOUNT
PO BOX 182029
COLUMBUS OH 432182029	3080860.506	74.60%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1048786.113	25.40%

GARTMORE GVIT MID CAP GROWTH FUND CLASS I

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	5791271.834	95.76%

GARTMORE GVIT MID CAP GROWTH FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	259639.644	99.98%

GARTMORE GVIT MID CAP GROWTH FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	36436.76	100.00%

GARTMORE GVIT MONEY MARKET FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1421912049.049	96.50%

GARTMORE GVIT MONEY MARKET FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VA
PO BOX 182029
COLUMBUS OH 432182029	58951208.2	60.83%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	37967760.72	39.17%

GARTMORE GVIT MONEY MARKET FUND CLASS V
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	311583709	84.93%

NATIONWIDE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	55295129.2	15.07%

GARTMORE GVIT MONEY MARKET FUND II
NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	181854196.74	100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	131531984.615	95.13%

GARTMORE GVIT NATIONWIDE FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	80566.703	100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS II
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	689956.023	100.00%

GARTMORE GVIT NATIONWIDE FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA VAR LIFE SEPARATE ACCOUNT
PO BOX 182029
COLUMBUS OH 432182029	14444780.908	89.20%

NATIONWIDE LIFE AND ANNUITY COMPANY

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1748870.995	10.80%

GARTMORE GVIT NATIONWIDE LEADERS FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	722141.75	98.52%

GARTMORE GVIT NATIONWIDE LEADERS FUND CLASS I
NATIONWIDE INSURANCE COMPANY
NWVLI2
PO BOX 182029
COLUMBUS OH 432182029	64009.168	100.00%

GARTMORE GVIT U.S. GRWTH LEADERS FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS OH 432182029	680866.528	100.00%

GARTMORE GVIT U.S. GRWTH LEADERS FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	3946741.997	93.66%

NATIONWIDE LIFE INSURANCE CO
NWVA-B
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	267195.432	6.34%

GARTMORE GVIT U.S. GRWTH LEADERS FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	505314.496	89.85%

NATIONWIDE PROVIDENT
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	55567.516	9.88%

GARTMORE GVIT WORLDWIDE LEADERS FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	2828045.732	99.58%

GARTMORE GVIT WORLDWIDE LEADERS FUND CLASS III
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	687811.575	100.00%

GVIT EQUITY 500 INDEX FUND CLASS IV
NATIONWIDE LIFE INSURANCE CO OF AMERICA
PMLIC-VLI
PO BOX 182029
COLUMBUS OH 432182029	25021350.34	70.56%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
COLUMBUS OH 432182029	10441351.788	29.44%

GVIT SMALL CAP GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	11219093.459	96.82%

GVIT SMALL CAP GROWTH FUND CLASS II
NATIONWIDE INSURANCE COMPANY

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	797133.468	100.00%

GVIT SMALL CAP GROWTH FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	80105.766	100.00%

GVIT SMALL CAP VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	60663256.183	98.55%

GVIT SMALL CAP VALUE FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVAII
PO BOX 182029
COLUMBUS OH 432182029	2264592.507	100.00%

GVIT SMALL CAP VALUE FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	294224.795	100.00%

GVIT SMALL CAP VALUE FUND CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 432182029	3034273.048	64.44%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1674444.371	35.56%

GVIT SMALL COMPANY FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	33058149.34	97.68%

GVIT SMALL COMPANY FUND CLASS II
NATIONWIDE INSURANCE COMPANY
NWVA7
PO BOX 182029
COLUMBUS OH 432182029	1264631.987	100.00%

GVIT SMALL COMPANY FUND CLASS III
NATIONWIDE INSURANCE COMPANY
NWVA 4
PO BOX 182029
COLUMBUS OH 432182029	67480.554	100.00%

GVIT SMALL COMPANY FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 432192029	1289708.353	67.76%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	613689.24	32.24%

J.P. MORGAN GVIT BALANCED FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	18783802.647	98.41%

J.P. MORGAN GVIT BALANCE FUND CLASS IV

		Percent of the
		Class Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA VAR LIFE SEPARATE ACCOUNT
PO BOX 182029
COLUMBUS OH 432182029	4028786.722	75.63%

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA NLACA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	1297832.443	24.37%

VAN KAMPEN GVIT MULTI-SECTOR BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE CO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 432182029	23654310.317	97.84%

     To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have “control” over matters which are subject a vote of the Fund’s shares.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds

(1)	(2)	(3)	(4)	(5)	(6)
		Term of		Number of
		Office with		Portfolios in
		Trust –		Fund
	Position(s)	Length of		Complex
Name, Address, and	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Age	Fund	Served*	During Past 5 Years	Trustee	Held by Trustee**
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	Since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	78	None

Age 56

Michael J. Baresich 202 Monsfield Ave. Darien, CT 06820 Age 50	Trustee	Since March 2004	Mr. Baresich is Chief Executive Officer and Director of Cokinetic Systems Corp. (software company). From 1999 to 2001, he was a Managing Director of Deutsche Bank and from 1985 to 1999 he was a Managing Director of Bankers Trust.	78	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 Age 56	Trustee	Since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Specialty Products at Sappi Fine Paper North America (1998 – 2004), and, held various positions with Owens Corning, including Vice President and General Manager of the Residential Insulation Division (1997 to 1998).	78	None

C. Brent DeVore	Trustee	Since 1990	Dr. DeVore is President of Otterbein College.	78	None

c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428

Age 63

(1)	(2)	(3)	(4)	(5)	(6)
		Term of		Number of
		Office with		Portfolios in
		Trust -		Fund
	Position(s)	Length of		Complex
Name, Address, and	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Age	Fund	Served*	During Past 5 Years	Trustee	Held by Trustee**
Robert M. Duncan c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	Since April 1987	Since 1999, Mr. Duncan has worked as an arbitration and mediation consultant. From 1996 to 1999, he was Commissioner of the Ohio Elections Commission.	78	None
Age 76

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 Age 68	Trustee	Since July 2000	Retired; Ms. Hennigar is the former Chairman of OppenheimerFunds Services and Shareholder Services Inc. Ms. Hennigar held this position from October 1999 to June, 2000. Prior to that, she served as President and Chief Executive Officer of OppenheimerFunds Services.	78	None

Thomas J. Kerr, IV c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	Since October 1971	Dr. Kerr is President Emeritus of Kendall College.	78	None
Age 70

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 Age 48	Trustee	Since September 1997	Mr. Kridler is the President and Chief Executive Officer of the Columbus Foundation, Columbus, OH based (a foundation which manages over 1,000 individual endowment funds). Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	78	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	Since 1995	Mr. Wetmore was the Managing Director of Updata Capital, Inc., a venture capital firm.	78	None
Age 55

*	The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

**	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Trustees who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds

(1)	(2)	(3)	(4)	(5)	(6)
Number of
		Term of		Portfolios in
		Office –		Fund
	Position(s)	Length of		Complex
Name, Address, and	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Age	Fund	Served[1]	During Past 5 Years	Trustee	Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 Age 55	Trustee and Chairman	Since July 2000	Mr. Hondros is President and Chief Executive Officer of Gartmore Distribution Services, Inc.*, Gartmore Investor Services, Inc.*, Gartmore Morley Capital Management, Inc.*, Gartmore Morley Financial Services, Inc.,* NorthPointe Capital, LLC*, GGAMT*, GGI*, GMF*,and GSA* and a Director of Nationwide Securities, Inc.* as well as several entities within Nationwide Financial Services, Inc. Prior to that, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd., an investment management firm, and its affiliated fixed income investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Funds, PBHG Insurance Series Funds and PBHG Adviser Funds.	78[3]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	February 2000	Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm, Chairman of the Board for Nationwide Mutual Insurance Company* and a Director of Nationwide Financial Services, Inc.*	78	None
Age 62

(1)	(2)	(3)	(4)	(5)	(6)
				Number of
		Term of		Portfolios in
		Office –		Fund
	Position(s)	Length of		Complex
Name, Address, and	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Age	Fund	Served[1]	During Past 5 Years	Trustee	Held by Trustee[2]
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 Age 52	Treasurer	Since March 2001	Mr. Holland is Senior Vice President - Operations for GGI*, GMF* and GSA.* He was Assistant Treasurer to the Funds. Prior to July 2000, he was Vice President for First Data Investor Services, an investment company service provider.	78	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road Conshohocken, PA 19428	Secretary	Since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI,* GMF,* and GSA*. Prior to August 2002, he was a Partner with Stradley Ronon Stevens & Young, LLP.	78	None

Age 50

[1]	This position is held with an affiliated person or principal underwriter of the Funds.

[2]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by GSA*.

*	This position is held with an affiliated person or principal underwriter of the Funds.

Responsibilities Of The Board Of Trustees

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Board Of Trustee Committees

     The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance and Performance Committees.

     The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust’s investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust’s investment advisers if the engagement relates to the Trust’s operations and financial reporting; and (f) meet and consider the reports of the Trust’s independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman) and Mr. Wetmore.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; and (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series. The Pricing and Valuation Committee met five times during the past fiscal year and currently consists of the following Trustees, Mr. Baresich, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust’s principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee is currently developing procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders.

     The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust’s funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership Of Shares Of Gartmore Funds as of December 31, 2003

(1)	(2)	(3)
Aggregate Dollar Range of Equity Securities
and/or Shares in All Registered Investment
	Dollar Range of Equity Securities and/or	Companies Overseen by Trustee in Family of
Name of Trustee	Shares in the Funds*	Investment Companies
Charles E. Allen,	None	$1 – $10,000
Michael J. Baresich**	None	$0
Paula H.J. Cholmondeley	None	over $100,000
C. Brent DeVore	None	over $100,000
Robert M. Duncan	None	$1 – $10,000
Barbara L. Hennigar	None	over $100,000
Thomas J. Kerr, IV	None	$10,001 – $50,000
Douglas F. Kridler	None	over $100,000
David C. Wetmore	None	over $100,000
Paul J. Hondros	None	over $100,000
Arden L. Shisler	over $100,000	$1 – $10,000

*	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

**	Mr. Baresich became a Trustee of the Trust on March 11, 2004.

Ownership In The Fund’s Investment Advisers1, Subadvisers2 Or Distributor3 as of December 31, 2003

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds

(1)	(2)	(3)	(4)	(5)	(6)
Name of Owners
and
	Relationships to	Name of	Title of Class of	Value of
Name of Trustee	Trustee	Company	Security	Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Michael J. Baresich [4]	N/A	N/A	N/A	None	N/A

(1)	(2)	(3)	(4)	(5)	(6)
Name of Owners
and
	Relationships to	Name of	Title of Class of	Value of
Name of Trustee	Trustee	Company	Security	Securities	Percent of Class
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
C. Brent DeVore	N/A	N/A	N/A	None	N/A
Robert M. Duncan	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Thomas J. Kerr, IV	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Investment advisers include Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust.

[2]	Subadvisers include Dreyfus Corporation, Federated Investment Counseling, Gartmore Global Partners, J.P. Morgan Investment Management Inc., Neuberger Berman, LLC, Morgan Stanley Investment Management, Inc., Strong Capital Management, Waddell & Reed Investment Management Company and Van Kampen Asset Management, Inc.

[3]	Or any company, other than an investment company, that controls a Fund’s adviser or distributor.

[4]	Mr. Baresich became a Trustee of the Trust on March 11, 2004.

Compensation Of Trustees

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2003. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2003. Trust officers receive no compensation from the Trust in their capacity as officers.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

(1)	(2)	(3)	(4)	(5)
		Pension
		Retirement
	Aggregate	Benefits Accrued	Estimated Annual
	Compensation	as Part of Trust	Benefits Upon	Total Compensation for the
Name of Trustee	from the Trust	Expenses	Retirement	Complex[1]
Charles E. Allen	$31,000	- 0 -	- 0 -	$63,000
Michael J. Baresich[2]	N/A	N/A	N/A	—
Paula H.J. Cholmondeley	$23,750	- 0 -	- 0 -	$48,750
C. Brent DeVore	$29,500	- 0 -	- 0 -	$59,000
Robert M. Duncan	$30,500	- 0 -	- 0 -	$61,000
Barbara L. Hennigar	$31,000	- 0 -	- 0 -	$62,000
Paul J. Hondros[3]	- 0 -	- 0 -	- 0 -	- 0 -
Thomas J. Kerr, IV	$31,500	- 0 -	- 0 -	$63,000
Douglas F. Kridler	$32,000	- 0 -	- 0 -	$64,000
Mark L. Lipson[4]	$16,375	- 0 -	- 0 -	$32,750
Arden L. Shisler	$24,500	- 0 -	- 0 -	$49,000
David C. Wetmore	$32,500	- 0 -	- 0 -	$66,000

[1]	On December 31, 2003, the Fund Complex included two trusts comprised of 80 investment company funds or series.

[2]	Mr. Baresich became a Trustee of the Trust on March 11, 2004.

[3]	Does not receive compensation from the Trust for meeting attendance or being a Trustee.

[4]	Mr. Lipson was a Trustee for the Trust from March 13, 2003 until September 16, 2003, when he resigned.

Code of Ethics

     Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

     The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc. (“GGI”), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Advisers

     GMF oversees the management of each of the Funds, other than the Gartmore GVIT Developing Markets, Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT European Leaders, Gartmore GVIT Global Small Companies, Gartmore GVIT OTC, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds, for which GGAMT oversees management. GMF and GGAMT (together, the “Advisers”) manage the Funds pursuant to Investment Advisory Agreements with the Trust (the “Investment Advisory Agreements”). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers, GDSI or one of their affiliates pay, out of their respective profits, additional fees to insurance companies, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

     The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the Investment Advisory Agreements must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

     GMF, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of GGAMT, also located at 1200 River Road, Suite 1000, Conshohocken, PA 19428. GGAMT, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

     Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund’s assets in accordance with such Fund’s investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Comstock GVIT Value Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%
Dreyfus GVIT International Value Fund	$0 up to $500 million	0.75%
	$500 million and more	0.70%
Dreyfus GVIT Mid Cap Index Fund	$0 up to $250 million	0.30%
	$250 million up to $500 million	0.29%
	$500 million up to $750 million	0.28%
	$750 million up to $1 billion	0.27%
	$1 billion and more	0.25%
Federated GVIT High Income Bond Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%

Fund	Assets	Investment Advisory Fee
	$500 million and more	0.55%
Gartmore GVIT Global Health Sciences	$0 up to $500 million	1.00%
Fund	$500 million up to $2 billion	0.95%
	$2 billion and more	0.90%
Gartmore GVIT Global Technology and	$0 up to $500 million	0.98%
Communications Fund	$500 million up to $2 billion	0.93%
	$2 billion and more	0.88%
Gartmore GVIT Government Bond Fund	$0 up to $1 billion	0.50%
	$1 billion up to $2 billion	0.475%
	$2 billion up to $5 billion	0.45%
	$5 billion and more	0.40%
Gartmore GVIT Growth Fund	$0 up to $1 billion	0.60%
	$1 billion up to $2 billion	0.575%
	$2 billion up to $5 billion	0.55%
	$5 billion and more	0.50%
Gartmore GVIT Investor Destinations:	All assets	0.13%
Aggressive Fund
Moderately Aggressive Fund
Moderate Fund
Moderately Conservative Fund
Conservative Fund
Gartmore GVIT Mid Cap Growth Fund	$0 up to $200 million	0.75%
	$200 million and more	0.70%
Gartmore GVIT Money Market Fund	$0 up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%
Gartmore GVIT Money Market Fund II	$0 up to $1 billion	0.50%
	$1 billion up to $2 billion	0.48%
	$2 billion up to $5 billion	0.46%
	$5 billion and more	0.44%
Gartmore GVIT Nationwide Fund	$0 up to $1 billion	0.60%
	$1 billion up to $2 billion	0.575%
	$2 billion up to $5 billion	0.55%
	$5 billion and more	0.50%

Fund	Assets	Investment Advisory Fee
Gartmore GVIT Nationwide Leaders Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
Gartmore GVIT U.S. Growth Leaders Fund[1]	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
Gartmore GVIT Worldwide Leaders Fund	$0 up to $50 million	1.00%
	$50 million and more	0.95%
GVIT Equity 500 Index Fund	$0 up to $1.5 billion	0.24%
	$1.5 million up to $3 billion	0.23%
	$3 billion and more	0.22%
GVIT Small Company Fund	All assets	0.93%
GVIT Small Cap Growth Fund	All assets	1.10%
GVIT Small Cap Value Fund	$0 up to $200 million	0.90%
	$200 million and more	0.85%
J.P. Morgan GVIT Balanced Fund	$0 up to $100 million	0.75%
	$100 million and more	0.70%
Van Kampen GVIT Multi Sector Bond Fund	$0 up to $100 million	0.75%
	$100 million and more	0.70%

[1]	The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund’s performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

Performance Fees – Gartmore GVIT U.S. Growth Leaders Fund

     As described above and in each Fund’s Prospectus, the Gartmore GVIT U.S. Growth Leaders Fund is subject to a base investment advisory fee that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

				Highest Possible	Lowest Possible
		Required Excess	Base Advisory	Advisory Fee at	Advisory Fee at
Fund	Benchmark	Performance	Fee	Each Break Point	Each Break Point
Gartmore	S&P500 Index	12.0%	0.90% for assets	1.12%	0.68%
GVIT U.S.			up to $500 million,
Growth Leaders Fund
			0.80% for assets	0.98%	0.62%
			of $500 million

				Highest Possible	Lowest Possible
		Required Excess	Base Advisory	Advisory Fee at	Advisory Fee at
Fund	Benchmark	Performance	Fee	Each Break Point	Each Break Point
and more but less
than $2 billion,
			0.75% for assets of	0.91%	0.59%
$2 billion and more

     The performance adjustment works as follows: If the Fund outperforms its benchmark (the S&P 500 Index for the Gartmore GVIT U.S. Growth Leaders Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36-month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36-month period, no adjustment will take place and GMF will receive the base fee. The performance-based fees will only be charged once the Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund’s operations and will comply with all applicable SEC rules.

     For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

Fund	Assets	Investment Advisory Fee
Gartmore GVIT Emerging Markets Fund	$0 up to $500 million	1.15%
Gatmore GVIT Developing Markets Fund	$500 million up to $2 billion	1.10%
	$2 billion and more	1.05%
Gartmore GVIT Global Small Companies Fund	All assets	1.15%
Gartmore GVIT Asia Pacific Leaders Fund	All assets	1.00%
Gartmore GVIT European Leaders Fund Gartmore GVIT OTC Fund
Gartmore GVIT International Growth Fund	$0 up to $500 million	1.00%
Gartmore GVIT Global Financial Services Fund	$500 million up to $2 billion	0.95%
	$2 billion and more	0.90%
Gartmore GVIT Global Utilities Fund	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

     Limitation of Fund Expenses

     In the interest of limiting the expenses of those Funds for whom GMF and GGAMT serve as investment adviser, the Advisers may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, the Advisers have entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, GMF and GGAMT have agreed to waive or limit their fees and to assume other expenses (except generally for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund as described below. For a few Funds, however, as noted below, Rule 12b-1 fees and administrative services fees are not excluded from the expense limitations. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     With respect to Gartmore GVIT Global Technology and Communications Fund, Gartmore GVIT Emerging Markets Fund, Gartmore GVIT Global Small Companies Fund, Gartmore GVIT International Growth Fund, Gartmore GVIT OTC Fund and Gartmore GVIT Developing Markets Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date but no later than three years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

     With respect to the Comstock GVIT Value Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT Investor Destinations Funds, Gartmore GVIT Mid Cap Growth Fund, Gartmore GVIT Money Market Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, GVIT Equity 500 Index Fund, J.P. Morgan GVIT Balanced Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Global Financial Services Fund, and Gartmore GVIT Global Utilities Fund, GMF and GGAMT (as applicable) may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Again, except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted.

     As listed for the Funds below, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, and extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes. For Class IV shares, these expense limitations are effective until at least October 1, 2004, and for the remaining classes/Funds, these expense limitations are effective until at least April 30, 2005.

•	Comstock GVIT Value Fund to 1.20% for Class II1shares and 0.95% for Class IV shares[1]

•	Gartmore GVIT Global Health Sciences Fund to 1.25% for Class I, Class II, Class III and Class VI shares

•	Gartmore GVIT Global Technology and Communications Fund to 1.25% for Class I, Class II, Class III and Class VI shares

•	Each of the Gartmore GVIT Investor Destinations Funds to 0.61% for Class II and Class VI shares[1]

•	Gartmore GVIT MidCap Growth Fund to 0.95% for Class IV shares[1]

•	Gartmore GVIT Money Market Fund to 0.50% for Class IV1 and 0.55% for Class V shares[1]

•	Gartmore GVIT Nationwide Leaders Fund to 1.10% for Class I, Class II and Class III shares

•	Gartmore GVIT U.S. Growth Leaders Fund to 1.15% for Class I, Class II and Class III shares

•	GVIT Equity 500 Index Fund to 0.28% for Class IV shares[1]

•	J.P. Morgan GVIT Balanced Fund to 0.91% for Class IV shares[1]

•	Gartmore GVIT Nationwide Principal Protected Fund to 1.80% during the Guarantee Period.[2]

1 The expense limits for each of these Funds and/or classes include Rule 12b-1 and administrative services fees.

2 If a Zero Coupon Investment Period begins before the end of the Guarantee Period, the expenses will be limited to not more than 1.25%. During the Offering Period the expenses will not exceed 0.85%. The applicable expense limitations for the Gartmore GVIT Nationwide Principal Protected Fund will continue until for at least seven years following the commencement of the Guarantee Period.

     Until at least April 30, 2005 (unless otherwise noted), GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees, for certain Funds of the Trust as listed below.

•	Gartmore GVIT Asia Pacific Leaders Fund to 1.25% for Class I, Class II and Class III shares

•	Gartmore GVIT Developing Markets Fund to 1.35% for Class II shares

•	Gartmore GVIT Emerging Markets Fund to 1.40% for Class I, Class II, Class III and Class VI shares

•	Gartmore GVIT European Leaders Fund to 1.25% for Class I, Class II and Class III shares

•	Gartmore GVIT Global Financial Services Fund to 1.25% for Class I, Class II and Class III shares

•	Gartmore GVIT Global Small Companies Fund to 1.75% for Class I shares

•	Gartmore GVIT Global Utilities Fund to 1.05% for Class I, Class II and Class III shares

•	Gartmore GVIT International Growth Fund to 1.25% for Class I, Class II and Class III shares

•	Gartmore GVIT OTC Fund to 1.60% for Class I shares

     Investment Advisory Fees

     During the fiscal years ended December 31, 2003, 2002 and 2001, GMF and GGAMT earned the following fees for investment advisory services:

	GMF Investment Advisory Fees
	Year Ended December 31,
	2003		2002		2001
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned[1]		Fees Reimbursed
Comstock GVIT Value Fund	$579,575	$1,369	$364,558	$2,010	$78,158		$78,158
Dreyfus GVIT Mid Cap Index Fund	1,650,301	—	1,483,835	9,099	249,729		249,729
Federated GVIT High Income Bond Fund	1,469,502	—	966,761	1,462	84,812		84,812
Gartmore GVIT Global Health Sciences Fund	251,854	—	60,621	283	95,729		95,729
Gartmore GVIT Global Technology and Communications Fund	296,055	—	127,706	12,725	89,862		89,862
Gartmore GVIT Government Bond Fund	9,298,363	—	8,012,931	34,402	799,745		799,745
Gartmore GVIT Growth Fund	1,455,860	—	1,629,378	5,420	213,289		213,289
Gartmore GVIT Investor Destinations Aggressive Fund	57,969	—	9,565	—	6,646	[2]	6,646	[2]
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	197,267	—	34,531	—	6,646	[2]	6,646	[2]
Gartmore GVIT Investor Destinations Moderate Fund	427,681	—	74,686	—	6,646	[2]	6,646	[2]
Gartmore GVIT Investor Destinations Moderately Conservative Fund	227,792	—	44,759	—	6,646	[2]	6,646	[2]
Gartmore GVIT Investor Destinations Conservative Fund	190,521	—	45,578	—	6,646	[2]	6,646	[2]
Gartmore GVIT Mid Cap Growth Fund*	1,259,279	56,667	1,173,289	9,157	352,429		352,429
Gartmore GVIT Money Market Fund	9,726,372	103,443	10,905,161	72,552	1,671,437		1,671,437
Gartmore GVIT Money Market Fund II	725,312	55,283	301,549	87	10,702	[3]	10,702	[3]
Gartmore GVIT Nationwide Fund	8,525,802	—	8,810,734	30,518	754,192		754,192
Gartmore GVIT Nationwide Leaders Fund	75,462	—	62,833	155	7,433	[4]	7,433	[4]
Gartmore GVIT U.S. Growth Leaders Fund	319,836	—	43,696	—	7,223	[4]	7,223	[4]
Gartmore GVIT Worldwide Leaders Fund	292,715	—	466,112	1,585	70,056		70,056

	GMF Investment Advisory Fees
	Year Ended December 31,
	2003		2002			2001
Fund	Fees Earned	Fees Reimbursed	Fees Earned		Fees Reimbursed	Fees Earned[1]		Fees Reimbursed
GVIT Small Company Fund	6,230,337	—	6,168,304		—	—		—
GVIT Small Cap Growth Fund	1,436,142	—	1,273,107		2,361	135,474		135,474
GVIT Small Cap Value Fund	5,006,130	—	5,178,959		8,215	498,130		498,130
J.P. Morgan GVIT Balanced Fund	1,425,777	20,093	1,085,968		4,486	975,563		165,741
Van Kampen GVIT Multi Sector Bond Fund	1,670,732	—	1,412,997		7,344	1,179,519		216,127
GVIT Equity 500 Index Fund	596,364	—	666,797	[6]	—	802,180	[6]	—
Dreyfus GVIT International Value Fund	494,606	—	501,588	[6]	—	539,651	[6]	—

	GGAMT Investment Advisory Fees
	Year Ended December 31,
	2003		2002			2001
Fund	Fees Earned	Fees Reimbursed	Fees Earned		Fees Reimbursed	Fees Earned[1]		Fees Reimbursed
Gartmore GVIT Developing Markets Fund	$1,203,633	$157,602	$1,271,252	[6]	—	$1,180,134	[6]	—
Gartmore GVIT Emerging Markets Fund	424,844	—	253,775		—	100,063		60,069
Gartmore GVIT Global Financial Services Fund	93,799	—	43,474		—	1,152	[5]	8,320	[5]
Gartmore GVIT Global Utilities Fund	46,438	—	23,520		220	912	[5]	8,323	[5]
Gartmore GVIT International Growth Fund	105,600	—	90,776		2,992	89,283		99,027

[1]	Fees net of reimbursement.

[2]	Funds commenced operations on December 12, 2001.

[3]	Fund commenced operations on October 2, 2001.

[4]	Funds commenced operations on December 31, 2001.

[5]	Funds commenced operations on December 28, 2001.

[6]	Fees paid by the Fund’s predecessor to its predecessor investment adviser.

*	Fees paid by the Gartmore GVIT Mid Cap Growth Fund prior to the reorganization of Market Street Mid Cap Growth Portfolio into the Fund. Market Street Mid Cap Growth Portfolio paid its advisers $666,433 and $634,366 for the periods ending December 31, 2001 and 2002, respectively.

     The following Funds had not commenced operations as of December 31, 2003, and thus paid no investment advisory fees: Dreyfus GVIT International Value Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Small Companies Fund and Gartmore GVIT Nationwide Principal Protected Fund.

Subadvisers

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

Fund	Subadviser(s)
Comstock GVIT Value Fund	Van Kampen Asset Management Inc. (“VKAM”)

Federated GVIT High Income Bond Fund	Federated Investment Management Company (“Federated”)

Gartmore GVIT Worldwide Leaders Fund	Gartmore Global Partners (“GGP”)

Dreyfus GVIT Mid Cap Index Fund	The Dreyfus Corporation (“Dreyfus”)

J. P. Morgan GVIT Balanced Fund	J.P. Morgan Investment Management Inc. (“J.P. Morgan”)

Van Kampen GVIT Multi Sector Bond Fund	Morgan Stanley Investment Management Inc. (“MSIM”), d.b.a., Van Kampen Asset Management Inc.

GVIT Small Cap Value Fund	Dreyfus, and J.P. Morgan[1]

GVIT Small Cap Growth Fund	Waddell & Reed Investment Management Company (“WRIMCO”) and Neuberger Berman, LLC (“Neuberger Berman”)

GVIT Small Company Fund	Dreyfus, Neuberger Berman, Strong Capital Management (“Strong”), WRIMCO[2] and GGP[3]

GVIT Equity 500 Index Fund	SSgA Funds Management, Inc. (“SSgA”)

Dreyfus GVIT International Value Fund	Dreyfus

Gartmore GVIT Asia Pacific Leaders Fund,	GGP

Gartmore GVIT Developing Markets Fund,

[1]	J.P. Morgan began service as a subadviser to the Fund on October 1, 2003.

[2]	WRIMCO began service as a subadviser to the Fund on January 5, 2001.

[3]	GGP began service as a subadviser to the Fund on August 15, 2001.

Fund	Subadviser(s)

Gartmore GVIT Emerging Markets Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT Global Financial Services Fund,
Gartmore GVIT Global Small Companies Fund,
Gartmore GVIT Global Utilities Fund,
Gartmore GVIT International Growth Fund,
and
Gartmore GVIT OTC Fund

     VKAM, a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”), is a diversified asset management company that administers more than three million retail investors accounts and has extensive capabilities for managing institutional portfolios. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. As of December 31, 2003, Van Kampen, together with its affiliated asset management companies, had approximately $421 billion in assets under management.

     Federated, is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of February 29, 2004, Federated had assets under management of approximately $198 billion.

     GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a wholly owned subsidiary of Gartmore Group Limited, another holding company, which is a majority owned subsidiary of Nationwide UK Asset Management Holdings, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., which is also a holding company, is a wholly owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders.

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”), a global financial services company. As of December 31, 2003, Dreyfus managed or administered approximately over $166 billion in assets. Mellon is a publicly owned financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Through its subsidiaries, including Dreyfus, Mellon managed more than $581 billion in assets as of March 31, 2003. As of December 31, 2002, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $2.9 trillion in assets.

     J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated (“J.P. Morgan Chase”) and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients. As of December 31, 2003, J.P. Morgan and its affiliates had approximately $559 billion in assets under management.

     MSIM does business in certain instances, including with respect to the Van Kampen GVIT Multi Sector Bond Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. and is part of Morgan Stanley Investment Management (“MS Investment Management”). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2003, together with its affiliated asset management companies, MSIM had in excess of $421 billion in assets under management.

     WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2003, WRIMCO managed over $31 billion in assets.

     Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $74 billion of assets as of February 29, 2004. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund’s portfolio managed by Neuberger Berman. Neuberger Berman is a subsidiary of Neuberger Inc., which is a subsidiary of Lehman Brothers Holdings, Inc., a publicly held company.

     Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of February 29, 2004, Strong had approximately $36.2 billion under management. Strong’s principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

     SSgA Funds Management, Inc. (SSgA FM) is a wholly owned subsidiary of State Street Corporation and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM manages over $111 billion in assets of U.S. Securities and Exchange Commission registered open-end investment companies. As of March 31, 2004, all of the State Street Global Advisors companies, including SSgA FM, manage over $1.2 trillion in assets, the third largest total among U.S. investment managers.

     Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund’s investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

Fund	Assets	Fee
Comstock GVIT Value Fund	up to $50 million	0.35%
	$50 million up to $250 million	0.30%
	$250 million up to $500	0.25%
	million	0.20%
	$500 million and more
Federated GVIT High Income Bond Fund	up to $50 million	0.40%
	$50 million up to $250 million,	0.25%
	$250 million up to $500	0.20%
	million,	0.15%
	$500 million and more.
Gartmore GVIT Worldwide Leaders Fund	up to $50 million	0.60%
	$50 million and more	0.55%
Dreyfus GVIT Mid Cap Index Fund	up to $250 million,	0.10%
	$250 million up to $500	0.09%
	million,	0.08%
	$500 million up to $750	0.07%
	million,	0.05%
	$750 million up to $1 billion,
	$1 billion and more.
J.P. Morgan GVIT Balanced Fund	up to $100 million	0.35%
	$100 million and more	0.30%
Van Kampen GVIT Multi Sector Bond Fund	up to $200 million	0.30%
	$200 million and more	0.25%
GVIT Small Cap Value Fund	up to $200 million	0.50%
	$200 million and more	0.45%
GVIT Small Cap Growth Fund	All assets	0.60%

Fund	Assets	Fee
GVIT Small Company Fund	All assets	0.60%
	up to $200 million	0.025%
GVIT Equity 500 Index Fund	$200 million up to $700	0.02%
	million	0.015%
	$700 million and more
Dreyfus GVIT International Value Fund	up to $500 million	0.375%
	$500 million and more	0.30%
Gartmore GVIT Emerging Markets Fund	All assets	0.575%
Gartmore GVIT Global Small Companies Fund Gartmore GVIT Developing Markets Fund
Gartmore GVIT International Growth,	All assets	0.50%
Gartmore GVIT European Leaders Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Asia Pacific Leaders Fund and Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund	All assets	0.40%

     The following table sets forth the amount GMF or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2003, 2002 and 2001:

	Year ended December 31,
Fund	2003	2002	2001
Comstock GVIT Value Fund	$258,453	$167,461	$212,251	[1]
Federated GVIT High Income Bond Fund	610,820	417,985	322,188
Gartmore GVIT Worldwide Leaders Fund	175,629	278,221	432,927	[2]
Dreyfus GVIT Mid Cap Index Fund	323,525	292,941	192,350
J. P. Morgan GVIT Balanced Fund	639,618	493,986	445,322
Van Kampen GVIT Multi Sector Bond Fund	660,976	564,919	471,808

	Year ended December 31,
Fund	2003	2002		2001
GVIT Small Cap Value Fund	2,626,938	2,726,223		2,282,791
GVIT Small Cap Growth Fund	762,208	627,712		663,062	[3]
Gartmore GVIT Mid Cap Growth Fund	159,515	651,827		969,215
GVIT Small Company Fund	3,985,258	3,610,230		4,257,790	[4]
Gartmore GVIT Emerging Markets Fund	212,422	126,888		50,032
Gartmore GVIT International Growth Fund	52,800	45,388		44,642	[6]
Gartmore GVIT Global Financial Services Fund	46,899	21,737		576	[5]
Gartmore GVIT Global Utilities Fund	23,219	11,760		456	[5]
Dreyfus GVIT International Value Fund	76,378	250,250	[7]	270,143	[7]
GVIT Equity 500 Index Fund	31,337	65,567	[7]	76,805	[7]

[1]	Prior to May 1, 2002, Federated was subadviser to the Fund. As a result, these fees were paid to Federated.

[2]	Prior to January 2, 2002, J.P. Morgan was the Fund’s subadviser. As a result, these fees were paid to J.P. Morgan.

[3]	Prior to May 1, 2002, MSI acted as a subadviser to the Fund. As a result, these fees include amounts paid to MSI. Prior to October 1, 2000, Franklin Advisers, Inc. acted as a subadviser for the Fund. As a result, these fees include amounts paid to Franklin.

[4]	Lazard Asset Management (“Lazard”) served as a subadviser to the Fund until August 14, 2001. As a result, these fees include amounts paid to Lazard.

[5]	The Fund commenced operations on December 18, 2001.

[6]	Fees paid by the Fund’s predecessor to its predecessor investment adviser.

[7]	Until April 27, 2003, these fees were paid by the Fund’s predecessor to its predecessor investment adviser.

[15]	J.P. Morgan began service as a subadviser to the Fund on October 1, 2003. As a result, these fees do not include amounts paid to J.P. Morgan.

The remaining Funds had not commenced operations as of December 31, 2003.

Multi-Manager Structure

     The Advisers and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Advisers to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Advisers to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Advisers. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     The Advisers provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for a Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Advisers have responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust’s Board of Trustees whether the Subadviser’s contract should be renewed, modified or terminated; however, the Advisers do not expect to recommend frequent changes of subadvisers. The Advisers will regularly provide written reports to the Trust’s Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Advisers will monitor the performance of the Subadvisers, there is no certainty that the Subadvisers or the Funds will obtain favorable results at any given time.

Consideration Of Investment Advisory Agreements

     In determining whether it was appropriate to re-approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the “Advisers”) and the Trust, on behalf of each Fund (other than Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund, and the Asset Allocation Funds), and the Subadvisory Agreements for the applicable Funds, the Board requested and received extensive information, provided by the Advisers and the subadvisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons of the Trust, the Advisers or any subadviser were also advised by their own independent counsel. In making the determinations with respect to the Advisory and Subadvisory Agreements, the Trustees undertook the following, among others:

•	The Trustees reviewed the terms of the investment advisory and subadvisory agreements, including the fee formulae. The Trustees: (i) compared the fees under the contract for each Fund, and the fees paid after waivers, with those of the Fund’s Lipper peer group; (ii) questioned the Adviser regarding Funds with advisory fees that exceeded the median for that Fund’s Lipper peer group; and (iii) asked the Adviser to undertake an extensive analysis of each of the Funds and, as and if appropriate, to propose performance fees and/or break points for certain Funds. The Trustees also considered the anticipated costs to the Advisers and subadvisers of providing these advisory services, the profitability of each Adviser’s relationship with the Funds that it advises, and the level of reimbursements being made by an Adviser.

•	The Trustees: (i) reviewed the profitability analysis provided by the Advisers and the subadvisers (to the extent such information was available); (ii) noted that the profit margins do not appear to be excessive for any Fund; and (iii) compared the profit margin for each Fund with the prior year’s profit margin and the reason for any significant variance.

•	The Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser and/or subadviser to each of the Funds it advises and such Fund’s historic performance and the comparability of such Fund’s performance to the performance of similar investment companies and its benchmark. In particular, the Trustees reviewed the actual and relative performance of each Fund and the Advisers’ plans for each of the Funds which underperformed its benchmark. For those Funds with a subadviser, the Trustees also reviewed the services that the Adviser provides in overseeing the Fund’s subadvisers. The Trustees reviewed the information regarding each of the subadvisers in order to assess the quality of the services being provided by the Advisers and the subadvisers. The Trustees also considered the continuous oversight that the Trustees have undertaken to monitor the performance of the Funds and the services provided by the Advisers and the subadvisers. The Trustees considered and will continue to monitor future developments with respect to subadvisers to assess whether the quality of services being provided to the Funds has been or is likely to be impaired.

•	The Trustees reviewed the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers and subadvisers.

•	The Trustees also reviewed the ancillary benefits to the Advisers and subadvisers, including Rule 12b-1 and Administrative Service Plan fees, fund administration and accounting fees, and soft dollar benefits.

     Following this analysis, the Trustees concluded that the Advisers and subadvisers have provided adequate services to the Funds based upon Fund performance and the plans for improving performance for those Funds that are underperforming their benchmark or peer group. The Trustees: (i) believe that the Advisers and the subadvisers should make a profit in providing services to the Funds, provided this profit is not excessive; (ii) reviewed the investment advisory fees for each Fund, and comparative advisory fee information, as well as total expense information, and have reviewed these fees in relation to actual and relative performance of these Funds; (iii) considered the Adviser’s efforts and plans to improve underperforming Funds; and (iv) also considered the Adviser’s assurance to undertake an extensive review of the fee structure and to recommend implementation of performance fees and/or break points in investment advisory fees for certain Funds. Based upon these and other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements and Subadvisory Agreements should be continued for the year beginning January 1, 2004 for each of the Funds and that the compensation payable under such

Investment Advisory and Subadvisory Agreements is fair and reasonable with respect to each such Fund. At a meeting of the Board of Trustees in February 2004, the Adviser provided the Trustees with the result of its analysis of the fee structure of the various Funds, and following review of such information, the Trustees approved implementation of break points for various Funds. The Board and the Adviser will continue to review and analyze implementation of performance fees for certain of the Funds.

     With respect to the addition of new Funds to the Investment Advisory and Subadvisory Agreements, which Funds had not yet commenced operations, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

Distributor

     Gartmore Distribution Services, Inc. (“GDSI”) serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to a Underwriting Agreement dated as of October 1, 2002 (the “Underwriting Agreement”). Prior to October 1, 2002, Nationwide Securities, Inc. was the principal underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. (“GGAMI”), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. (“GGI”), a Delaware holding company. GGI is an indirect, majority-owned subsidiary of GGAMT. GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

Gartmore Mutual Fund Capital Trust
Gartmore Global Asset Management Trust
Gartmore Global Partners
Gartmore SA Capital Trust
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Paul Hondros

Gerald Holland
Eric Miller

     In its capacity as principal underwriter, GDSI solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

Distribution Plan

     The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate GDSI, as the Funds’ principal underwriter, for expenses associated with the distribution of such Funds’ Class II or Class VI shares or all of the shares in the case of the Gartmore GVIT Nationwide Principal Protected Fund and Gartmore GVIT Money Market Fund II. Although actual distribution expenses may be more or less, such Funds, or the applicable class, as indicated below, pay GDSI an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

Gartmore GVIT Nationwide Fund	0.25% of the average daily
Gartmore GVIT International Growth Fund	net assets of Class II shares
Gartmore GVIT Global Technology and Communications Fund	of each Fund, all of which will be considered a distribution fee.
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Health Sciences Fund
GVIT Small Cap Growth Fund
GVIT Small Company Fund
Gartmore GVIT Mid Cap Growth Fund
Comstock GVIT Value Fund
Dreyfus GVIT Mid Cap Index Fund
GVIT Small Cap Value Fund
Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT Global Financial Services Fund Gartmore GVIT Global Utilities Fund
GVIT Equity 500 Index Fund
Dreyfus GVIT International Value Fund
Gartmore GVIT Developing Markets Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Fund Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately

Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

Dreyfus GVIT International Value Fund	0.25% of the average daily
Gartmore Emerging Markets Fund	net assets of the Class VI shares
Gartmore Global Health Sciences Fund	of each Fund, all of which will
Gartmore Global Technology and Communications Fund	be considered a distribution fee
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Fund Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund

Gartmore GVIT Money Market Fund II	0.25% of the average daily
Gartmore GVIT Nationwide Principal Protected Fund	net assets of shares of each Fund, all of which will be considered a distribution fee.

     During the fiscal year ended December 31, 2003, GDSI earned the following distribution fees under the Plan1:

Fund	Fees Paid
Comstock GVIT Value Fund	$3,199
Dreyfus GVIT Mid Cap Index Fund	8,605
Gartmore GVIT Emerging Markets Fund	6,126
Gartmore GVIT Global Financial Services Fund	551
Gartmore GVIT Global Health Sciences Fund	1,245
Gartmore GVIT Global Technology and Communications Fund	1,369
Gartmore GVIT Global Utilities Fund	790
Gartmore GVIT Government Bond Fund	50,208
Gartmore GVIT International Growth Fund	0
Gartmore GVIT Investor Destinations Aggressive Fund	111,480
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	379,363
Gartmore GVIT Investor Destinations Moderate Fund	822,471
Gartmore GVIT Investor Destinations Moderately Conservative Fund	438,066
Gartmore GVIT Investor Destinations Conservative Fund	366,391
Gartmore GVIT Mid Cap Growth Fund	1,203
Gartmore GVIT Money Market Fund II	362,656
Gartmore GVIT Nationwide Fund	6,447
Gartmore GVIT Nationwide Leaders Fund	0

Fund	Fees Paid
Gartmore GVIT U.S. Growth Leaders Fund	2,469
Gartmore GVIT Worldwide Leaders Fund	0
GVIT Small Company Fund	19,956
GVIT Small Cap Growth Fund	11,503
GVIT Small Cap Value Fund	15,645
Dreyfus GVIT International Value Fund	758
Gartmore GVIT Developing Markets Fund	163,823

[1]	The other Funds/share classes of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2003.

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

     GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

     The Trust has been informed by GDSI that during the fiscal year ended December 31, 2003, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds1:

		Broker-
	Prospectus	Dealer
	Printing &	Compensation
Fund	Mailing[2]	& Costs[3]
Comstock GVIT Value Fund		$3,199
Dreyfus GVIT Mid Cap Index Fund		$8,605
Gartmore GVIT Emerging Markets Fund	$125	$6,001
Gartmore GVIT Global Financial Services Fund		$551
Gartmore GVIT Global Health Sciences Fund		$1,245
Gartmore GVIT Global Technology and Communications Fund		$1,369
Gartmore GVIT Global Utilities Fund		$790
Gartmore GVIT Government Bond Fund		$50,208
Gartmore GVIT International Growth Fund		$0
Gartmore GVIT Investor Destinations Aggressive Fund	$157	$111,323
Gartmore GVIT Investor Destinations Moderately Aggressive Fund		$379,363
Gartmore GVIT Investor Destinations Moderate Fund		$822,471
Gartmore GVIT Investor Destinations Moderately Conservative Fund		$438,066
Gartmore GVIT Investor Destinations Conservative Fund		$366,391
Gartmore GVIT Mid Cap Growth Fund		$1,203
Gartmore GVIT Money Market Fund II	$686	$361,971
Gartmore GVIT Nationwide Fund		$6,447
Gartmore GVIT Nationwide Leaders Fund		$0
Gartmore GVIT U.S. Growth Leaders Fund		$2,469
Gartmore GVIT Worldwide Leaders Fund		$0
Gartmore GVIT Small Company Fund		$19,956
Gartmore GVIT Small Cap Growth Fund		$11,503
Gartmore GVIT Small Cap Value Fund		$15,645
Dreyfus GVIT International Value Fund	$12	$745.81
Gartmore GVIT Developing Markets Fund	$4,679	$159,144

[1]	The other Funds of the Trust for which GDSI acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2002.

[2]	Printing and/or mailing of prospectuses to other than current Fund shareholders.

[3]	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of GDSI and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

     A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” on “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Fund Administration and Transfer Agency Services

     Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. (“GISI”), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Beginning December 1, 2001, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust’s average daily net assets according to the following schedule:

Aggregate Trust Fee
Asset Level*	as a Percentage of Net Assets
up to $1 billion	0.13%
$1 billion and more up to $3 billion	0.08%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     GSA pays GISI from these fees for its services as the Trust’s transfer and dividend disbursing agent.

     During the fiscal years ended December 31, 2003 and December 31, 2002 and the period from December 1, 2001 to December 31, 2001, GSA earned combined fund administration and transfer agency fees from the Funds as follows:

			Period
			Ended
			December
	2003	2002	2001
Fund	Earned	Earned	Earned*
Comstock GVIT Value Fund	$52,151	$32,735	$2,881
Dreyfus GVIT Mid Cap Index Fund	218,342	201,480	13,221
Federated GVIT High Income Bond Fund	183,530	128,782	6,243
Gartmore GVIT Emerging Markets Fund	30,785	18,585	849

					Period
					Ended
					December
	2003		2002		2001
Fund	Earned		Earned		Earned*
Gartmore GVIT Global Financial Services Fund	8,392		5,391		75	[1]
Gartmore GVIT Global Health Sciences Fund	17,267		5,747		139
Gartmore GVIT Global Technology and Communications Fund	21,117		10,218		875
Gartmore GVIT Global Utilities Fund	7,079		5,050		74	[1]
Gartmore GVIT Government Bond Fund	1,241,272		1,073,440		71,439
Gartmore GVIT Growth Fund	157,199		178,456		19,748
Gartmore GVIT International Growth Fund	14,540		14,532		484
Gartmore GVIT Investor Destinations Aggressive Fund	N/A		N/A		N/A	[2]
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	N/A		N/A		N/A	[2]
Gartmore GVIT Investor Destinations Moderate Fund	N/A		N/A		N/A	[2]
Gartmore GVIT Investor Destinations Moderately Conservative Fund	N/A		N/A		N/A	[2]
Gartmore GVIT Investor Destinations Conservative Fund	N/A		N/A		N/A	[2]
Gartmore GVIT Mid Cap Growth Fund	107,570		87,763		9,291
Gartmore GVIT Money Market Fund	1,646,531		1,874,325		162,281
Gartmore GVIT Money Market Fund II	92,333		39,083		1,804	[3]
Gartmore GVIT Nationwide Fund	920,657		966,598		91,431
Gartmore GVIT Nationwide Leaders Fund	6,694		6,031		25	[4]
Gartmore GVIT U.S. Growth Leaders Fund	21,421		4,699		75	[4]
Gartmore GVIT Worldwide Leaders Fund	21,575		33,143		3,880
GVIT Small Company Fund	449,508		455,495		39,879
GVIT Small Cap Growth Fund	86,689		80,388		7,207
GVIT Small Cap Value Fund	373,779		393,726		35,615
J.P. Morgan GVIT Balanced Fund	160,232		126,522		8,137
Van Kampen GVIT Multi Sector Bond Fund	195,514		164,653		9,645
Dreyfus GVIT International Value Fund	45,033	[5]	8,788	[5]	N/A
Gartmore GVIT Asia Pacific Leaders Fund[7]			N/A		N/A
Gartmore GVIT Nationwide Principal Protected Fund[7]	N/A		N/A		N/A
Gartmore GVIT Developing Markets Fund	83,475	[6]	48,464	[6]	N/A
Gartmore GVIT European Leaders Fund[7]	N/A		N/A		N/A
Gartmore GVIT Global Small Companies Fund[7]	N/A		N/A		N/A
Gartmore GVIT OTC Fund[7]	N/A		N/A		N/A

			Period
			Ended
			December
	2003	2002	2001
Fund	Earned	Earned	Earned*
GVIT Equity 500 Index Fund	160,617 [5]	373,277 [5]	N/A

*	Reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect combined fund administration and transfer agency fees from December 1, 2001 through December 31, 2001.

[1]	The Funds commenced operations on December 28, 2001

[2]	The Funds commenced operations on December 12, 2001.

[3]	The Fund commenced operations on October 1, 2001.

[4]	The Funds commenced operations on December 31, 2001.

[5]	Reflects the amount of fees received paid by the Fund’s predecessor. Effective October 1, 2002, GSA serves as the Fund’s administrator. Prior to October 1, 2002, Provident Mutual Life Insurance Company served as the Fund’s administrator.

[6]	Reflects the amount of fees paid by the Fund’s predecessor. Effective April 28, 2003, GSA served as the Fund’s administrator. Prior to April 28, 2003, J.P. Morgan Investor Services Co. served as the Fund’s administrator.

[7]	As of December 31, 2003, the Funds had not yet commenced operations.

     For the period of January 1, 2001 through November 30, 2001, GISI earned the following, under the previous fee schedule, for fund administration services it provided:

	2001
	Earned
	(1/1/01-	2001
Fund	11/30/01)*	Waived
Gartmore GVIT Nationwide Leaders Fund[1]	N/A	N/A
Gartmore GVIT U.S. Growth Leaders Fund[1]	N/A	N/A
Gartmore GVIT Worldwide Leaders Fund	$47,751	—
Gartmore GVIT International Growth Fund	68,630	—
Gartmore GVIT Emerging Markets Fund	68,630	—
Gartmore GVIT Global Technology and Communications Fund	68,630	—
Gartmore GVIT Global Financial Services Fund	N/A	N/A
Gartmore GVIT Global Utilities Fund	N/A	N/A
Gartmore GVIT Global Health Sciences Fund	68,630	—
Gartmore GVIT Nationwide Fund	742,343	—
Gartmore GVIT Growth Fund	196,615	—
Gartmore GVIT Government Bond Fund	484,373	—
Gartmore GVIT Money Market Fund	1,041,327	—
GVIT Small Cap Value Fund	270,559	—
GVIT Small Company Fund	380,420	—
GVIT Small Cap Growth Fund	70,506	—
Comstock GVIT Value Fund	35,405	—
Federated GVIT High Income Bond Fund	62,507	—
J.P. Morgan GVIT Balanced Fund	83,503	—
Dreyfus GVIT Mid Cap Index Fund	120,456	—
Gartmore GVIT Mid Cap Growth Fund	125,606	—
Van Kampen GVIT Multi Sector Bond Fund	99,729	—

2001
Earned
	(1/1/01-	2001
Fund	11/30/01)*	Waived
Gartmore GVIT Money Market Fund II2	12,340	—
Gartmore GVIT Investor Destinations Aggressive Fund[3]	N/A	N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund[3]	N/A	N/A
Gartmore GVIT Investor Destinations Moderate Fund[3]	N/A	N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund[3]	N/A	N/A
Gartmore GVIT Investor Destinations Conservative Fund[3]	N/A	N/A
Gartmore GVIT Global Small Companies Fund[5]	N/A	N/A
Gartmore GVIT OTC Fund[5]	N/A	N/A
Gartmore GVIT European Leaders Fund[5]	N/A	N/A
Gartmore GVIT Asia Pacific Leaders Fund[5]	N/A	N/A
Gartmore GVIT Developing Markets Fund[3]	38,466	N/A
GVIT Equity 500 Index Fund	N/A	N/A
Dreyfus GVIT International Value Fund	N/A	N/A

*	Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect fund administration fees from January 1, 2001 through November 30, 2001.

[1]	The Funds commenced operations on December 31, 2001.

[2]	The Funds commenced operations on October 2, 2001.

[3]	The Funds commenced operations on December 12, 2001.

[4]	Reflects the amount of fees received paid by the Fund’s predecessor. Effective April 28, 2003, GSA serves as the Fund’s administrator. Prior to April 28, 2003, J.P. Morgan Investor Services Co. served as the Fund’s administrator.

[5]	The Funds had not yet commenced operations.

     For the period of January 1, 2001 through November 30, 2001, GISI earned the following, under a previous fee schedule, for the transfer agency services it provided:

2001
Earned*
Fund	(1/1/01 – 11/30/01)
Gartmore GVIT Nationwide Leaders Fund[1]	N/A
Gartmore GVIT U.S. Growth Leaders Fund[1]	N/A
Gartmore GVIT Worldwide Leaders Fund	$6,819
Gartmore GVIT International Growth Fund	819
Gartmore GVIT Emerging Markets Fund	740
Gartmore GVIT Global Technology and Communications Fund	1,206
Gartmore GVIT Global Financial Services Fund	N/A
Gartmore GVIT Global Utilities Fund	N/A
Gartmore GVIT Global Health Sciences Fund	206
Gartmore GVIT Nationwide Fund	162,585
Gartmore GVIT Growth Fund	39,302

2001
Earned*
Fund	(1/1/01 – 11/30/01)
Gartmore GVIT Government Bond Fund	98,683
Gartmore GVIT Money Market Fund	237,232
GVIT Small Cap Value Fund	44,312
GVIT Small Company Fund	67,196
GVIT Small Cap Growth Fund	9,571
Comstock GVIT Value Fund	5,056
Federated GVIT High Income Bond Fund	8,925
J.P. Morgan GVIT Balanced Fund	11,923
Dreyfus GVIT Mid Cap Index Fund	17,199
Gartmore GVIT Mid Cap Growth Fund	17,953
Van Kampen GVIT Multi Sector Bond Fund	14,240
Gartmore GVIT Money Market Fund II2	437
Gartmore GVIT Investor Destinations Aggressive Fund[3]	N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund[3]	N/A
Gartmore GVIT Investor Destinations Moderate Fund[3]	N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund[3]	N/A
Gartmore GVIT Investor Destinations Conservative Fund[3]	N/A
Gartmore GVIT Global Small Companies Fund[4]	N/A
Gartmore GVIT OTC Fund[4]	N/A
Gartmore GVIT European Leaders Fund[4]	N/A
Gartmore GVIT Asia Pacific Leaders Fund[4]	N/A

*	Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect transfer agency fees from January 1, 2001 through November 30, 2001.

[1]	The Funds commenced operations on December 31, 2001.

[2]	The Fund commenced operations on October 2, 2002.

[3]	The Funds commenced operations on December 12, 2001.

[4]	The Funds had not yet commenced operations.

Sub-Administration

     GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

Aggregate Trust Fee
Asset Level**	as a Percentage of Net Assets
up to $1 billion	0.10%
$1 billion and more up to $3 billion	0.05%
$3 billion and more up to $8 billion	0.04%
$8 billion and more up to $10 billion	0.02%
$10 billion and more up to $12 billion	0.01%
$12 billion or more	0.005%

**	The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     For the period of January 1, 2001 through October 31, 2001 BISYS earned (under a previous fee schedule) $6,228,787, for the sub-administration services it provided and $3,676,394 for the sub-transfer agency services it provided. Effective November 1, 2001, the sub-administration and sub-transfer agency fees were combined. For the period November 1, 2001 to December 31, 2001, the fiscal year ended December 31, 2002 and the fiscal year ended December 31, 2003, BISYS earned $1,803,079, $5,960,724 and $4,266,942, for the combined sub-administration and sub-transfer agency services it provided, respectively.

Administrative Service Plan

     Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, effective July 1, 1999, pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III and Class VI shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class

IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity.

     During the fiscal years ended December 31, 2003, 2002 and 2001, NFS and its affiliates earned $14,854,830, $13,329,141 and $12,276,973 in administrative services fees from the Funds.

Custodian

     JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

     Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

Independent Auditors

     PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent auditors for the Trust.

BROKERAGE ALLOCATIONS

     A Fund’s Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the Advisers and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to Adviser or a Subadviser. In placing orders with such broker-dealers, the Adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or Subadviser’s normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchase or sole; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934 that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic on modeling software, market data fees and historical market information. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer’s sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended December 31, 2003, the clients (including the Funds) of all the affiliated advisers of Gartmore Global Investments, Inc. (“GGI”), including but not limited to GMF, GSA, GGAMT, and Gartmore Morley Capital Management, Inc., paid soft dollar commissions in the total amount of $5,150,616 . GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.

     The following tables list the amount of brokerage commissions and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods:

For the year ended December 31, 2003

		Transactions Related to
		Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
Gartmore GVIT Nationwide Leaders Fund	$58,971	$980,648	$1,655
Gartmore GVIT U.S. Growth Leaders Fund	680,843	30,404,899	50,429
Gartmore GVIT Worldwide Leaders Fund	613,404	—	—
Gartmore GVIT International Growth Fund	148,720	—	—
Gartmore GVIT Emerging Markets Fund	352,053	—	—
Gartmore GVIT Global Technology and Communications Fund	2,159,148	23,003,280	73,344
Gartmore GVIT Global Financial Services Fund	68,993	—	—
Gartmore GVIT Global Utilities Fund	32,524	—	—
Gartmore GVIT Global Health Sciences Fund	352,171	912,612	2,542
Gartmore GVIT Nationwide Fund	5,160,016	821,122,770	1,256,506
Gartmore GVIT Growth Fund	2,368,205	205,663,475	322,415
Gartmore GVIT Government Bond Fund	—	—	—
Gartmore GVIT Money Market Fund	—	—	—
GVIT Small Cap Value Fund	4,235,719	196,198,810	438,053

		Transactions Related to
		Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
GVIT Small Company Fund	2,828,362	72,874,611	164,301
GVIT Small Cap Growth Fund	529,971	—	—
Comstock GVIT Value Fund	166,420	—	—
Federated GVIT High Income Bond Fund	799	—	—
J.P. Morgan GVIT Balanced Fund	157,454	—	—
Dreyfus GVIT Mid Cap Index Fund	40,428	—	—
Gartmore GVIT Mid Cap Growth Fund	601,857	83,562,589	131,984
Van Kampen GVIT Multi Sector Bond Fund	7,367	—	—
Gartmore GVIT Money Market Fund II	—	—	—
Gartmore GVIT Investor Destinations Aggressive Fund	—	—	—
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	—	—	—
Gartmore GVIT Investor Destinations Moderate Fund	—	—	—
Gartmore GVIT Investor Destinations Moderately Conservative Fund	—	—	—
Gartmore GVIT Investor Destinations Conservative Fund	—
Gartmore GVIT Global Small Companies FundX	N/A
Gartmore GVIT OTC FundX	N/A
Gartmore GVIT European Leaders FundX	N/A
Gartmore GVIT Asia Pacific Leaders FundX	N/A
GVIT Equity 500 Index Fund	N/A	—	—
Dreyfus GVIT International Value Fund	N/A	—	—
Gartmore GVIT Developing Markets Fund[2]	849,398	—	—

[1]	To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund’s subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

[2]	Reflects the amount of brokerage commissions paid by the Fund’s predecessor.

X	The Fund has not yet commenced operations.

For the year ended December 31, 2002

		Transactions Related to
		Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
Gartmore GVIT Nationwide Leaders Fund	$15,073	$1,336,230	$1,291
Gartmore GVIT U.S. Growth Leaders Fund	130,418	11,523,889	22,611

		Transactions Related to
		Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
Gartmore GVIT Worldwide Leaders Fund	914,776	—	—
Gartmore GVIT International Growth Fund	120,297	—	—
Gartmore GVIT Emerging Markets Fund	263,189	—	—
Gartmore GVIT Global Technology and Communications Fund	499,765	13,418,637	21,778
Gartmore GVIT Global Financial Services Fund	26,536	—	—
Gartmore GVIT Global Utilities Fund	19,835	—	—
Gartmore GVIT Global Health Sciences Fund	126,252	2,051,311	2,377
Gartmore GVIT Nationwide Fund	1,730,702	555,536,155	891,400
Gartmore GVIT Growth Fund	1,933,071	290,351,726	492,625
Gartmore GVIT Government Bond Fund	0	—	—
Gartmore GVIT Money Market Fund	0	—	—
GVIT Small Cap Value Fund	4,607,990	199,477,200	358,019
GVIT Small Company Fund	2,268,567	56,056,374	122,480
GVIT Small Cap Growth Fund	459,733	—	—
Comstock GVIT Value Fund	242,669	—	—
Federated GVIT High Income Bond Fund	22	—	—
J.P. Morgan GVIT Balanced Fund	112,903	—	—
Dreyfus GVIT Mid Cap Index Fund	118,807	—	—
Gartmore GVIT Mid Cap Growth Fund	2,238,775	—	—
Van Kampen GVIT Multi Sector Bond Fund	560	—	—
Gartmore GVIT Money Market Fund II	0	—	—
Gartmore GVIT Investor Destinations Aggressive Fund	0	—	—
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	0	—	—
Gartmore GVIT Investor Destinations Moderate Fund	0	—	—
Gartmore GVIT Investor Destinations Moderately Conservative Fund	0	—	—
Gartmore GVIT Investor Destinations Conservative Fund	0	—	—
Gartmore GVIT Global Small Companies FundX	N/A	N/A	N/A
Gartmore GVIT OTC FundX	N/A	N/A	N/A
Gartmore GVIT European Leaders FundX	N/A	N/A	N/A

Transactions Related to
Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
Gartmore GVIT Asia Pacific Leaders FundX	N/A	N/A	N/A
GVIT Equity 500 Index Fund	N/A	—	—
Dreyfus GVIT International Value Fund	N/A	—	—
Gartmore GVIT Developing Markets Fund[2]	650,906	—	—

[1]	To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund’s subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

[2]	Reflects the amount of brokerage commissions paid by the Fund’s predecessor.

X	The Fund has not yet commenced operations.

For the year ended December 31, 2001

		Transactions Related to
		Brokerage or Research Services[1]
Fund	Commission	$Amount		Commission
Gartmore GVIT Nationwide Leaders Fund[2]	$488	$		$
Gartmore GVIT U.S. Growth Leaders Fund[2]	1,630		—		—
Gartmore GVIT Worldwide Leaders Fund	279,537		—		—
Gartmore GVIT International Growth Fund	99,551		—		—
Gartmore GVIT Emerging Markets Fund	72,797		—		—
Gartmore GVIT Global Technology and Communications Fund	145,558		3,399,892		5,993
Gartmore GVIT Global Financial Services Fund[3]	2,449		—		—
Gartmore GVIT Global Utilities Fund[3]	3,520		—		—
Gartmore GVIT Global Health Sciences Fund	21,697		1,673,320		1,942
Gartmore GVIT Nationwide Fund	2,615,444		578,826,967		851,570
Gartmore GVIT Growth Fund	1,685,987		306,190,755		452,943
Gartmore GVIT Government Bond Fund	0		—		—
Gartmore GVIT Money Market Fund	0		—		—
GVIT Small Cap Value Fund	2,996,661		66,454,430		212,029
GVIT Small Company Fund	2,122,835		724,349,996		2,335,097
GVIT Small Cap Growth Fund	198,124		156,978,470		282,170
Comstock GVIT Value Fund	96,410		16,225,687		20,966
Federated GVIT High Income Bond Fund	267		—		—
J.P. Morgan GVIT Balanced Fund	82,493		—		—
Dreyfus GVIT Mid Cap Index Fund	65,724		—		—
Gartmore GVIT Mid Cap Growth Fund	2,347,489		2,429,578,645		4,107,903
Van Kampen GVIT Multi Sector Bond Fund	0		—		—
Gartmore GVIT Money Market Fund II4	0		—		—
Gartmore GVIT Investor Destinations Aggressive Fund[5]	0		—		—
Gartmore GVIT Investor Destinations Moderately Aggressive Fund[5]	0		—		—
Gartmore GVIT Investor Destinations Moderate Fund[5]	0		—		—

Transactions Related to
Brokerage or Research Services[1]
Fund	Commission	$Amount	Commission
Gartmore GVIT Investor Destinations Moderately Conservative Fund[5]	0	—	—
Gartmore GVIT Investor Destinations Conservative Fund[5]	0	—	—
Gartmore GVIT Global Small Companies FundX	N/A	N/A	N/A
Gartmore GVIT OTC FundX	N/A	N/A	N/A
Gartmore GVIT European Leaders FundX	N/A	N/A	N/A
Gartmore GVIT Asia Pacific Leaders FundX	N/A	N/A	N/A
GVIT Equity 500 Index Fund	—	—	—
Dreyfus GVIT International Value Fund	—	—	—
Gartmore GVIT Developing Markets Fund[6]	756,137	—	—

[1]	To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund’s subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

[2]	The Funds commenced operations as of December 31, 2001.

[3]	The Funds commenced operations as of December 28, 2001.

[4]	The Funds commenced operations as of October 2, 2001.

[5]	The Funds commenced operations as of December 12, 2001.

[6]	Reflects the amount of brokerage commissions paid by the Fund’s predecessor.

X	The Fund had not yet commenced operations as of December 31, 2001.

     Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker/dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

     The following table lists the amount of brokerage commissions paid to affiliated brokers:

		COMMISSIONS
FUND	BROKER	2003	2002	2001
GVIT Small Company Fund	Neuberger & Berman	$67,799	$14,458	$35,755
GVIT Small Cap Growth Fund	Neuberger & Berman	$60,558	$25,742	$18,703
Dreyfus GVIT Mid Cap Index Fund	Mellon Bank	$601	$2,729	$5,661

     During the year ended December 31, 2003, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 2.40% of total commissions paid by the Fund or 2.67% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2003, commissions paid by the GVIT Small Cap Growth Fund to Neuberger & Berman represented 11.43% of total commissions paid by the Fund or 12.72% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2003, commissions paid by the Dreyfus GVIT Mid Cap Index Fund to Mellon Bank represented 1.49% of total commissions paid by the Fund or 3.17% of the aggregate dollar amount of transactions involving the payment of commissions.

     During the fiscal year ended December 31, 2003, the following Funds held investments in securities of their regular broker-dealers:

	Approximate Aggregate Value
	of Issuer’s Securities Owned by
	the Fund during the fiscal year
	ended	Name of
Fund	December 31, 2003	Broker or Dealer
Comstock GVIT Value Fund	$416,920	Merrill Lynch & Co., Inc.
	104,350	Goldman Sachs Group, Inc.
Dreyfus GVIT Mid Cap Index Fund	846,143	Raymond James Financial,
	2,857,624	Legg Mason, Inc.
	900,915	Jefferies Group, Inc.
	1,451,352	Edwards (A.G.), Inc.
	2,265,495	E*Trade Group, Inc.
Gartmore GVIT Developing Markets Fund	1,241,796	Daishin Securities Co.
Gartmore GVIT Emerging Markets Fund	741,060	Daishin Securities Co.
Gartmore GVIT Global Financial Services Fund	409,486	Ameritrade Holding Corp.
	349,711	Lehman Brothers Holdings,
	308,957	Legg Mason, Inc.
	382,965	Goldman Sachs Group, Inc.
Gartmore GVIT Mid Cap Growth Fund	4,352,040	Ameritrade Holding Corp.
Gartmore GVIT Money Market Fund	35,000,000	Goldman Sachs Group, Inc.
	14,976,396	Bear Stearns Companies, Inc.
Gartmore GVIT Money Market Fund II	8,000,000	Morgan Stanley Dean Witter & Co.
	6,999,796	Goldman Sachs Group, Inc.
	7,998,498	Citigroup Global
Gartmore GVIT Nationwide Fund	23,750,086	Merrill Lynch & Co., Inc.
	21,621,320	Goldman Sachs Group, Inc.
	13,672,798	Ameritrade Holding Corp.
Gartmore GVIT U.S. Growth Leaders Fund	1,841,778	Goldman Sachs Group, Inc.
Gartmore GVIT Worldwide Leaders Fund	1,325,245	Goldman Sachs Group, Inc.
Gartmore GVIT Growth Fund	1,465,924	Legg Mason, Inc.
	1,968,041	Goldman Sachs Group, Inc.
	1,675,828	Ameritrade Holding Corp.
Gartmore GVIT Equity 500 Index Fund	423,185	Schwab (Charles) Corp.
	1,661,700	Morgan Stanley
	1,530,692	Merrill Lynch & Co., Inc.
	618,790	Lehman Brothers Holdings,
	1,335,680	Goldman Sachs Group, Inc.
	245,504	Bear Stearns Companies, Inc.
Gartmore GVIT Nationwide Leaders Fund	459,140	Goldman Sachs Group, Inc.
	240,211	Friedman Billings Ramsey
GVIT Small Cap Growth Fund	1,240,083	Jefferies Group, Inc.
GVIT Small Company Fund	180,891	SWS Group, Inc.
	1,027,779	Friedman Billings Ramsey
	1,024,570	Jefferies Group, Inc.
	1,126,483	Cir Financiere Richemont
	786,456	Daishin Securities
GVIT Small Cap Value Fund	3,408,072	Knight Trading Group, Inc
	4,151,850	E*Trade Group, Inc.
	129,132	Knight Trading Group, Inc
	361,782	SWS Group. Inc.
	2,359,061	Friedman Billings Ramsey

Approximate Aggregate Value
of Issuer’s Securities Owned by
the Fund during the fiscal year
	ended	Name of
Fund	December 31, 2003	Broker or Dealer
J.P. Morgan GVIT Balanced Fund	614,169	Schwab (Charles) Corp.
	3,483,442	Morgan Stanley
	494,432	MBNA
	417,510	Legg Mason, Inc.
	1,889,618	Goldman Sachs Group, Inc.
	506,845	CS First Boston Mortgage Securities Corp.
	625,915	Bank One Mortgage-Backed
	686,856	Bear Stearns Companies, Inc.
Van Kampen GVIT Multi Sector Bond Fund	639,806	Goldman Sachs Group, Inc.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

     As described in the Gartmore GVIT Nationwide Principal Protected Fund’s prospectus, except for reinvestment of dividends and distributions, no sales of Fund shares will be made during the Guarantee Period. Sales will only be available during the Offering Period and the Post-Guarantee Period.

     All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

     The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

     Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding.

     Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be “short-term” and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund’s NAV.

     The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Fund’s investment adviser or its designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees.

     The value of portfolio securities in the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II (each, a “Money Market Fund”) is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

     The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from a Money Market Fund’s amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from a Money Market Fund’s amortized cost price per share exceeds ½ of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

     The Trustees, in supervising each Money Market Fund’s operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the Money Market Fund’s net asset value per share will not deviate from $1.

     Pursuant to its objective of maintaining a stable net asset value per share, each Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

     A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent, GISI.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

PERFORMANCE ADVERTISING

     The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

Calculating Yield - The Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II

     Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven-calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. A Fund’s effective yield represents an animalization of the current seven-day return with all dividends reinvested. Yields for each class may differ due to different fees and expenses charged on the Class.

     Each Fund’s yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund’s portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund’s expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder’s investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

Calculating Yield (Non-Money Market Funds) and Total Return

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

     All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     On April 28, 2003, the Market Street International Portfolio (“International Portfolio”), Mid Cap Growth and the Market Street Equity 500 Index Portfolio were reorganized into the Dreyfus GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT Equity 500 Index Fund (“Equity 500 Portfolio”), respectively and the performance shown for the Dreyfus GVIT International Value Fund, Gartmore GVIT Mid Cap Growth Fund and GVIT Equity 500 Index Fund reflects the returns for the predecessor funds through April 27, 2003. From the International Portfolio’s inception on November 1, 1991 until October 1, 2002, Market Street Investment Management Company (“MSIM”) served as its investment adviser and The Dreyfus Corporation served as its subadviser. From the Equity 500 Portfolio’s inception on February 7, 2000 until October 1, 2002, MSIM served as its investment adviser and SSgA Funds Management, Inc. served as its subadviser. On October 1, 2002, GMF replaced MSIM as the investment adviser for the International Portfolio and the Equity 500 Portfolio. The Dreyfus GVIT International Value Fund and the GVIT Equity 500 Index Fund are managed in a substantially similar manner as the International Portfolio and the Equity 500 Portfolio were, and there have been no material changes to the objectives and strategies.

     On June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund (“Montgomery Emerging Markets Fund”) was reorganized into the Gartmore GVIT Developing Markets Fund and the performance shown for the Gartmore GVIT Developing Markets Fund reflects the returns for the predecessor fund through June 22, 2003. From the Montgomery Emerging Markets Fund’s inception on February 2, 1996 until January 18, 2003, Montgomery Asset Management, LLC (“MAM”) served as its investment adviser. On January 18, 2003, GGAMT replaced MAM as the investment adviser for the Montgomery Emerging Markets Fund. The Gartmore GVIT Developing Markets Fund is

managed in a substantially similar manner as the Montgomery Emerging Markets Fund was, and there have been no material changes to the objectives and strategies.

Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

Description of Shares

     The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
Comstock GVIT Value Fund	Class I, Class II, Class IV
Dreyfus GVIT International Value Fund	Class I, Class II, Class III, Class IV, Class VI
Dreyfus GVIT Mid Cap Index Fund	Class I, Class II, Class III
Federated GVIT High Income Bond Fund	Class I, Class III
Gartmore GVIT Asia Pacific Leaders Fund	Class I, Class II, Class III
Gartmore GVIT Developing Markets Fund	Class I, Class II
Gartmore GVIT Emerging Markets Fund	Class I, Class II, Class III, Class VI
Gartmore GVIT European Leaders Fund	Class I, Class II, Class III
Gartmore GVIT Global Financial Services Fund	Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund	Class I, Class II, Class III, Class VI
Gartmore GVIT Global Small Companies Fund	Class I
Gartmore GVIT Global Technology and Communications Fund	Class I, Class II, Class III, Class VI
Gartmore GVIT Global Utilities Fund	Class I, Class II, Class III
Gartmore GVIT Government Bond Fund	Class I, Class II, Class III, Class IV
Gartmore GVIT Growth Fund	Class I, Class IV
Gartmore GVIT International Growth Fund	Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund	Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Class II, Class VI

Series	Share Classes
Gartmore GVIT Investor Destinations Moderate Fund	Class II, Class VI
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Class II, Class VI
Gartmore GVIT Investor Destinations Conservative Fund	Class II, Class VI
Gartmore GVIT Mid Cap Growth Fund	Class I, Class II, Class III, Class IV
Gartmore GVIT Money Market Fund	Class I, Class IV, Class V
Gartmore GVIT Money Market Fund II	No Class Designation
Gartmore GVIT Nationwide Fund	Class I, Class II, Class III, Class IV
Gartmore GVIT Nationwide Leaders Fund	Class I, Class II, Class III
Gartmore GVIT OTC Fund	Class I
Gartmore GVIT Nationwide Principal Protection Fund	No Class Designation
Gartmore GVIT U.S. Growth Leaders Fund	Class I, Class II, Class III
Gartmore GVIT Worldwide Leaders Fund	Class I, Class II, Class III
GVIT Equity 500 Index Fund	Class I, Class II, Class IV
GVIT Small Company Fund	Class I, Class II, Class III, Class IV
GVIT Small Cap Growth Fund	Class I, Class II, Class III
GVIT Small Cap Value Fund	Class I, Class II, Class III, Class IV
J.P. Morgan GVIT Balanced Fund	Class I, Class IV
Van Kampen GVIT Multi Sector Bond Fund	Class I, Class III

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

     Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

     (1) designate series of the Trust; or

     (2) change the name of the Trust; or

     (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities”

means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

Shareholder Inquiries

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

     Election to be taxed as a regulated investment company. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

     Consent dividends. Each Fund may utilize consent dividend provisions of section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

     Diversification requirements. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

     Effect of foreign investments on distributions. Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

     If a Fund invests in securities of foreign entities that could be deemed for federal tax purposes to be passive foreign investment companies (“PFICs”), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

     Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

The following paragraph only applies to the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II:

     Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX CONSEQUENCES TO SHAREHOLDERS

     Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Trust for the period ended December 31, 2003 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2003 included in the Trust’s unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -	Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -	Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1—	Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2—	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3—	Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time;

however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated ‘D’ is in payment default. the ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST

GENERAL

     The Boards of Trustees of the Funds has confirmed the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after each such Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

     Each of Gartmore Mutual Fund Capital Trust and Gartmore Global Asset Management Trust, (hereinafter referred to collectively as “Gartmore”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the “Clients”).

     Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the “Gartmore Proxy Voting Guidelines”) to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds will be available to shareholders on the SEC’s website beginning September, 2004.

HOW PROXIES ARE VOTED

     Gartmore has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore’s relationship with ISS and the quality and effectiveness of the various services provided by ISS.

     Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

     Gartmore and Gartmore’s subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

     The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore’s affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES (“ISS”)

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

The Dreyfus Corporation

Dreyfus, through its participation on Mellon’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Dreyfus seeks to act solely in the best financial and economic interest of the applicable client. Dreyfus will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Dreyfus generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Dreyfus will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus recognizes its duty to vote proxies in the best interests of its clients. Dreyfus seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Dreyfus will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

   Federated Investment Management Company

The Board has delegated to Federated authority to vote proxies on the securities held in the Federated GVIT High Income Bond Fund’s portfolio. [The Board has also reviewed the Federated’s policies and procedures for voting the proxies, which are described below.]

Proxy Voting Policies. Federated’s general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a “poison pill”). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. Federated believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated will not vote proxies for such shares.

Proxy Voting Procedures. Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. Federated’s proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest. Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Federated GVIT High Income Bond Fund (and its shareholders) and those of the Federated. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Gartmore Global Partners

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients’ votes at company meetings. This document only summarises GGP’s position and for a fuller understanding reference must be made to GGP’s full corporate governance statement

Corporate Governance

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GGP’s Position

Voting rights are part of the value of an investment and to be used constructively in our clients’ best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

Voting Guidelines

• Shareholder rights – should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

• Capital issue and repurchase should be on equal terms to all holders.

• Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

• Board Structure – there should be sufficient independent non-executives to balance executive management.

• Chairman and Chief Executive – these significantly different roles should be separated to prevent undue concentration of power within the company.

• Board Committees — strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

• Service contracts –should not be of excessive length or used to shield executives who do not perform.

• Re-election — all directors should be required to stand for re-election at regular intervals, at least every 3 years.

• Incentive schemes – share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GGP’s Procedures

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to,

• where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favour of the management of such a company may harm our (or an affiliate’s) relationship with the company

• where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

• where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

• referring decisions to a senior manager unconnected with the day to day management of the fund concerned

• using the advice of an outside body

• approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

J.P. Morgan Investment Management, Inc.

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”) may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request.

Neuberger Berman, LLC

Neuberger Berman, LLC (“Neuberger”), has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) which are designed to reasonably ensure that Neuberger votes proxies prudently and in the best interest of its advisory clients for whom the adviser has voting authority. The Proxy Voting Policy also describes how Registrant addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger’s voting guidelines.

For Socially Responsive clients, Neuberger has adopted Socially Responsive voting guidelines. For Non-Socially Responsive clients, Neuberger’s guidelines adopt the voting recommendations of ISS. Neuberger retains final authority and fiduciary responsibility for proxy voting.

All clients receive a summary of Proxy Voting Policy and are provided with instructions on how to obtain a copy of Neuberger’s Proxy Voting Policy and information about how Neuberger voted proxies on their behalf.

SSgA Funds Management, Inc.

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I.	FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York — Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Strong Capital Management, Inc.

Strong votes the shares of securities owned by clients according to its Proxy Voting Policies and Procedures (“Proxy Voting Policy”). A client may obtain a copy of Strong’s Proxy Voting Policy or information about how Strong voted their securities, if applicable, by contacting Strong.

Strong votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Strong’s Proxy Committee meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager’s investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third party voting service (“Voting Delegate”). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by Strong. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by Strong to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to Strong for review.

To eliminate or minimize material conflicts of interest, Strong may follow one or more of the following procedures: a) abstain from voting shares of Strong mutual funds held by clients, b) use predetermined voting guidelines, c) use the recommendations of an independent third party, or d) refer conflicts of interest to the Proxy Committee for a decision.

Waddell & Reed Investment Management Company

The Funds have delegated all proxy voting responsibilities to their investment manager. Waddell & Reed Investment Management Company (“WRIMCO”), which has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIMCO will take a two-step approach:

•	Financial Materiality – A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality – WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (“ISS”) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Trustees on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board Guidance to vote proxies for its non-mutual fund clients.

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